                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                               J. Kevin Gao, Esq.
                              169 Lackawanna Avenue
                              Parsippany, NJ 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY VP SERIES FUND, INC.

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        December 31, 2010

MESSAGE FROM THE PRESIDENT

The stock market advanced in 2010, with major U.S. indexes providing solid double-digit returns. Small- and mid-capitalization stocks generally outperformed large-capitalization stocks, and growth stocks outperformed value stocks at all capitalization levels.

The market's progress, however, was not without turbulence. Stock prices fell in January but climbed in February and most of March. An April drilling rig explosion in the Gulf of Mexico led to a massive oil spill and a moratorium on deepwater drilling in the region. Meanwhile, concerns about the quality of sovereign debt in Greece led investors to reassess the financial strength of other peripheral European nations, including Spain, Portugal, and Ireland. Stocks declined again, reaching their low point for the year in early July, but turned around shortly before the Gulf oil leak was capped and shortly after the Federal Open Market Committee ("FOMC") reaffirmed its belief that inflation was likely to remain subdued for some time.

International stocks also had a strong year, but European stocks advanced considerably less than the global stock market. The European debt crisis called for sustained coordination between the International Monetary Fund, the European Union, the European Central Bank and leaders of several eurozone nations. Greece, Spain, Portugal and Ireland all saw their debt downgraded by major rating agencies. Fortunately, austerity measures and bailout plans for ailing European economies as well as stress tests on leading European banks helped restore a measure of investor confidence.

In the United States, the FOMC kept the federal funds target rate in a range between zero and 0.25% throughout 2010. In November, the FOMC announced that it would engage in a second round of quantitative easing (or direct purchases of Treasury securities) "to promote a stronger pace of economic recovery" and help ensure that inflation, over time, would be at levels consistent with the Committee's mandate.

With short-term interest rates at very low levels, many inves-tors sought yield by investing in longer-term securities or by accepting higher levels of risk. High-yield corporate bonds, emerging-market debt and floating-rate loans were all beneficiaries of this trend. In 2010, institutional leveraged-loan volume was more than three times its level in 2009.

Rising stock and bond markets are always encouraging news. Since past performance is no guarantee of future results, however, many investors wonder what they can do to make the most of their investments when what lies ahead remains uncertain. At MainStay VP Series Fund, Inc., we believe that realistic expectations, broad diversification and gradual Portfolio adjustments can help investors pursue their long-range goals.

Rather than trying to time the market or speculate about where stock prices or securities markets are likely to move next, each of our Portfolios pursues a specific investment objective using well-defined investment strategies that have withstood the test of time. While positive returns are good news, we believe that a consistent investment approach can help investors pursue opportunities not only in the short-term but also over full market cycles.

The reports that follow provide more detailed information about the securities, market conditions and specific decisions that influenced the performance of each of our Portfolios in 2010. We are pleased with the progress our Portfolios have achieved, and we hope you will consider this information carefully as part of your long-term investment planning.

Sincerely,



-s- Stephen P. Fisher
Stephen P. Fisher
President




                          Not part of the Annual Report

                       This page intentionally left blank

TABLE OF CONTENTS



Index Definitions                         M-2
---------------------------------------------
MainStay VP Balanced Portfolio            M-4
---------------------------------------------
MainStay VP Bond Portfolio               M-24
---------------------------------------------
MainStay VP Cash Management Portfolio    M-44
---------------------------------------------
MainStay VP Common Stock Portfolio       M-57
---------------------------------------------
MainStay VP Conservative Allocation
Portfolio                                M-74
---------------------------------------------
MainStay VP Convertible Portfolio        M-86
---------------------------------------------
MainStay VP Floating Rate Portfolio     M-102
---------------------------------------------
MainStay VP Government Portfolio        M-122
---------------------------------------------
MainStay VP Growth Allocation
Portfolio                               M-138
---------------------------------------------
MainStay VP Growth Equity Portfolio     M-150
---------------------------------------------
MainStay VP High Yield Corporate Bond
Portfolio                               M-164
---------------------------------------------
MainStay VP ICAP Select Equity
Portfolio                               M-188
---------------------------------------------
MainStay VP Income Builder Portfolio    M-200
---------------------------------------------
MainStay VP International Equity
Portfolio                               M-224
---------------------------------------------
MainStay VP Large Cap Growth Portfolio  M-240
---------------------------------------------
MainStay VP Mid Cap Core Portfolio      M-252
---------------------------------------------
MainStay VP Moderate Allocation
Portfolio                               M-268
---------------------------------------------
MainStay VP Moderate Growth Allocation
Portfolio                               M-280
---------------------------------------------
MainStay VP S&P 500 Index Portfolio     M-292
---------------------------------------------
MainStay VP U.S. Small Cap Portfolio    M-310
---------------------------------------------
Notes to Financial Statements           M-324
---------------------------------------------
Report of Independent Registered
Public Accounting Firm                  M-354
---------------------------------------------
Board Consideration and Approval of
Management and Subadvisory Agreements   M-355
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                    M-359
---------------------------------------------
Directors and Officers                  M-360
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE MAINSTAY VP SERIES FUND, INC. PROSPECTUS DATED MAY 1, 2010, FOR A DISCUSSION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS. YOU MAY OBTAIN COPIES OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-598-2019, OR BY WRITING TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, 51 MADISON AVENUE, ROOM 251, NEW YORK, NEW YORK 10010. THESE DOCUMENTS ARE ALSO AVAILABLE AT MAINSTAYINVESTMENTS.COM.


                                                    mainstayinvestments.com  M-1

INDEX DEFINITIONS


THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH PAGE M-314. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

BALANCED COMPOSITE INDEX is an unmanaged index that consists of the Russell Midcap(R) Value Index (60% weighted) and the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index (40% weighted).

BANK OF AMERICA MERRILL LYNCH 1-10 YEAR U.S. CORPORATE & GOVERNMENT INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

BANK OF AMERICA MERRILL LYNCH ALL U.S. CONVERTIBLE INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

BANK OF AMERICA MERRILL LYNCH U.S. CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Barclays Capital indices: the U.S. Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

BARCLAYS CAPITAL U.S. GOVERNMENT BOND INDEX is an unmanaged index that consists of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's.

CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

INCOME BUILDER COMPOSITE INDEX consists of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighed 50%/50%, respectively.

LIBOR--LONDON INTERBANK OFFERED RATES are the rates that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These rates are widely used as reference rates in bank, corporate and government lending agreements.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio's Investment and Performance Comparison.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (MSCI EAFE(R) INDEX) is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. Since December 31, 2010, the MSCI EAFE(R) Index has consisted of the following 22 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (MSCI WORLD INDEX) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 31, 2010, the MSCI World Index consisted of the following 23 developed market country indices:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500(TM) INDEX is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(TM) Index is a subset of the Russell 3000(R) Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the largest 3,000 U.S. companies.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap(R) Index is a subset of the Russell 1000(R) Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500(R) is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500(R) VALUE INDEX is an unmanaged index of stocks representing approximately half of the market capitalization of the stocks in the S&P 500(R) Index. On a growth-value spectrum, stocks in the S&P 500(R) Value Index have been identified as falling either wholly or partially within the value half of the spectrum, based on multiple factors.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value-weighted index that consists of 400 domestic common stocks chosen for market size, liquidity and industry-group representation and is generally considered representative of the market for domestic midcap stocks.


                                                    mainstayinvestments.com  M-3

MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.



(LINE GRAPH)

                                                                                                             BANK OF
                                                                                                         AMERICA MERRILL
                                                                                                           LYNCH 1-10
                         MAINSTAY VP           MAINSTAY VP       RUSSEL MIDCAP                              YEAR U.S
                     BALANCED PORTFOLIO    BALANCED PORTFOLIO      (R) VALUE      BALANCED COMPOSITE       CORPORATE &
                        INITIAL CLASS         SERVICE CLASS          INDEX               INDEX          GOVERNMENT INDEX
                     ------------------    ------------------    -------------    ------------------    ----------------
05/02/05                    10000                 10000              10000               10000                10000
                            10581                 10555              11481               10930                10132
                            11713                 11655              13802               12413                10547
                            12042                 11952              13606               12685                11325
                             9049                  8959               8375                9758                11790
                            11137                 10999              11240               12011                12463
12/31/10                    12654                 12466              14022               14119                13215




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                             SINCE        GROSS
                          ONE      FIVE    INCEPTION     EXPENSE
CLASS                    YEAR     YEARS     (5/2/05)    RATIO(2)
----------------------------------------------------------------
Initial Class Shares    13.62%    3.64%      4.24%        0.85%
----------------------------------------------------------------
Service Class Shares    13.34     3.38       3.96         1.10
----------------------------------------------------------------




BENCHMARK PERFORMANCE                                                                   ONE      FIVE    SINCE INCEPTION
                                                                                       YEAR     YEARS        (5/2/05)
Russell Midcap(R) Value Index(3)                                                      24.75%    4.08%         6.15%
------------------------------------------------------------------------------------------------------------------------
Balanced Composite Index(3)                                                           17.55     5.25          6.27
------------------------------------------------------------------------------------------------------------------------
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index(3)           6.03     5.46          5.04
------------------------------------------------------------------------------------------------------------------------
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio(4)    13.14     3.53          4.84
------------------------------------------------------------------------------------------------------------------------








1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waives may be discontinued at any time. For information on current fee waivers please refer to the notes to the financial statement.

2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-4    MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,139.60        $4.31          $1,021.20         $4.08
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,138.10        $5.66          $1,019.90         $5.35
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                  mainstayinvestments.com    M-5

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   60.6
U.S. Government & Federal Agencies              18.3
Corporate Bonds                                 14.8
Yankee Bonds                                     2.9
Exchange Traded Fund                             1.6
Mortgage-Backed Securities                       1.2
Short-Term Investments                           0.6
Asset-Backed Security                            0.2
Other Assets, Less Liabilities                  (0.2)




See Portfolio of Investments beginning on page M-10 for specific holdings within these categories.




TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2010 (excluding short-term investments)

    1.  United States Treasury Notes, 0.375%-2.625%,  due
        5/15/12-11/15/20
    2.  Federal National Mortgage Association, 2.75%-5.50%,  due
        3/15/11-10/15/15
    3.  S&P 500 Index-SPDR Trust Series 1
    4.  Verizon Communications, Inc., 6.10%, due 4/15/18
    5.  JPMorgan Chase & Co., 4.40%-6.625%, due 3/15/12-7/22/20
    6.  Anadarko Petroleum Corp., 6.20%, due 3/15/40
    7.  Procter & Gamble Co. (The), 1.80%, due 11/15/15
    8.  Annaly Capital Management, Inc.
    9.  Comcast Corp. Class A
   10.  Estee Lauder Cos., Inc. (The) Class A






M-6    MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Harvey Fram of Madison Square Investors the Portfolio's Subadvisor and Thomas Girard of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP BALANCED PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Balanced Portfolio returned 13.62% for Initial Class shares and 13.34% for Service Class shares. Both share classes outperformed the 13.14% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Portfolio and the 6.03% return of the Bank of America Merrill Lynch 1-10 year U.S. Corporate & Government Index(2) but underperformed the 24.75% return of the Russell Midcap(R) Value Index(2) and the 17.55% return of the Portfolio's Balanced Composite Index(2) for the 12 months ended December 31, 2010. The Russell Midcap(R) Value Index is the Portfolio's broad-based securities-market index. The Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index(2) is a secondary benchmark for the Portfolio.

DURING THE REPORTING PERIOD, HOW WAS THE PORTFOLIO'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

During the reporting period, the Portfolio used interest-rate derivatives to manage the Portfolio's duration.(3) These derivatives generally had a positive impact on performance during the year.

WHAT NOTABLE FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING 2010?

During the reporting period the equity portion of the Portfolio maintained a larger-capitalization, less-value-oriented posture than the Russell Midcap(R) Value Index. At the same time, the Portfolio maintained a smaller-capitalization, more-value-oriented posture than many of its peers. During the reporting period, this positioning hurt the Portfolio's performance relative to its benchmark but helped performance relative to the Port-folio's peers, as mid-cap value stocks outperformed large-cap core stocks by a substantial margin.

Apart from size and style, system-wide influences that are typically relied upon to generate excess returns--such as valuation and technical metrics--had unusually limited impact on the Portfolio's performance. Instead, factors unique to each individual security were atypically significant. These security-specific effects, some positive and some negative, normally have little overall impact across the Portfolio's many holdings. But during the reporting period, they presented a drag on performance. Also constraining returns was the Portfolio's market beta (or level of risk in relation to the market as a whole), which was a little lower than that of the Russell Midcap(R) Value Index.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE EQUITY PORTION OF THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

After accounting for capitalization and style effects, the contribution to relative performance attributable to sector and industry exposures in the equity portion of the Portfolio was relatively small. Being persistently underweight financials and utilities had a small but positive effect. Controlled exposure to materials and consumer staples also added marginally to returns. (In both sectors, the Portfolio was neutral to the benchmark early in the reporting period and overweight in later months.)

Those small gains were partially offset by maintaining an overweight position in health care, holding an underweight position in consumer discretionary in the last few months of the reporting period and being overweight in information technology early in the reporting period.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

The stocks that made the greatest positive contributions to the Portfolio's total return during the reporting period were engine manufacturer Cummins, oil and gas exploration firm Anadarko Petroleum and media conglomerate Time Warner Cable. The steady rise in Cummins' share price may be attributable to strong overseas operations and growing demand for natural gas-powered engines, despite recent declines in the price of natural gas relative to oil. The Portfolio made a large purchase of Anadarko Petroleum during the summer, following the Gulf oil spill and a sharp drop in share prices for most drilling and exploration companies. The stock price recovered as damage from the spill was contained and the moratorium on drilling was lifted. Time Warner Cable's shares appreciated on solid revenue growth and an aggressive share-repurchase campaign.

Among the largest detractors from performance in the equity portion of the Portfolio were investment manager BlackRock, computer hardware and IT services company Hewlett-Packard, and electric utility Mirant, which was subsequently acquired by GenOn Energy. BlackRock may have been weighed down a bit by its acquisition of Barclays Global Investors in late 2009. Hewlett-Packard has wrestled with the sudden departure of CEO Mark Hurd and the legal battle that ensued. Excess power


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                  mainstayinvestments.com    M-7
capacity in the United States likely contributed to Mirant's weak performance.

DID THE EQUITY PORTION OF THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Since the Portfolio is committed to remaining broadly diversified, no purchases or sales are especially large as a percent of Portfolio assets compared to other Variable Product Portfolios, and it would be a mistake to attach too much importance to any short list of transactions.

In the equity portion of the Portfolio, among the largest net purchases during the reporting period were for-profit educator Apollo Group, pharmaceutical company Eli Lilly and HMO operator Humana. Topping the list of largest net sales were oil services company Schlumberger, New York office building operator SL Green Realty and health care and insurance services company CIGNA.

HOW DID THE EQUITY PORTION OF THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Sector exposures are typically a byproduct of our security selection process. Although carefully monitored, these exposures are not deliberately targeted. During the reporting period, the equity portion of the Portfolio's largest increases in exposure relative to the benchmark came in the consumer staples, materials and financials sectors. Over the same period, the largest reductions in exposure relative to the benchmark were in utilities, information technology and energy.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the most substantially overweight sector positions in the equity portion of the Portfolio were in consumer staples, health care and telecommunication services. The most substantially underweight positions were in financials, utilities and information technology. As noted previously, these exposures were an inadvertent result of the Portfolio's bottom-up stock-selection methodology and did not necessarily reflect our view on the outlook for sector performance.

DURING THE REPORTING PERIOD, WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FIXED-INCOME PORTION OF THE PORTFOLIO RELATIVE TO THE BANK OF AMERICA MERRILL LYNCH 1-10 YEAR U.S. CORPORATE & GOVERNMENT INDEX?

Throughout the year, the fixed-income portion of the Portfolio held overweight positions relative to the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index in corporate bonds and commercial mortgage-backed securities. These securities tend to carry spread(4) risk premiums relative to Treasurys, and they performed well in 2010.

Commercial mortgage-backed securities were the best-performing sector of the investment-grade bond market, and the Portfolio's position had a positive impact on relative performance. Corporate bonds also showed strong performance. Financials was one of the best-performing sectors in the corporate bond market, and the Portfolio had an overweight position relative to the Portfolio's fixed-income benchmark in financials, including securities issued by banks, insurance companies and real estate investment trusts (REITS).

WHAT WAS THE DURATION STRATEGY OF THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The duration of the fixed-income portion of the Portfolio varied over the course of the year. In the latter part of the second quarter, the Portfolio maintained a long duration relative to the Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index. Generally speaking, rates rallied during this period, and the Portfolio's duration positioning benefited returns. For much of the third and fourth quarters, the fixed-income portion of the Portfolio maintained a relatively neutral duration relative to its fixed-income benchmark. During November, the Portfolio had a modestly longer duration, which detracted from performance.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS IN THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

We generally maintained an overweight position across higher-risk assets during the year. This had a beneficial impact on returns.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PERFORMANCE OF THE FIXED-INCOME PORTION OF THE PORTFOLIO AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

Commercial mortgage-backed securities and corporate bonds were among the best-performing market sectors during the reporting period. We maintained an overweight position relative to the benchmark in corporate bonds throughout the year. We also maintained an overweight position in commercial mortgage-backed securities. This positioning had a beneficial impact on returns.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Asset allocation favored riskier assets during the reporting period. We increased the Portfolio's allocation to corporate bonds through most of the year. An exception came during the third quarter, when we modestly reduced the Portfolio's allocation to corporate bonds. We took this action because we anticipated rising levels of new supply.



4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.


M-8    MainStay VP Balanced Portfolio

HOW WAS THE FIXED-INCOME PORTION OF THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio maintained overweight positions relative to the Bank of America Merrill Lynch Corporate & Government 1-10 Year Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. As of the same date, the Portfolio was underweight relative to the benchmark in U.S. Treasurys and U.S. government securities.


Effective January 1, 2011, Harvey Fram replaced Tony Elavia as a portfolio manager for the equity portion of the Portfolio. New York Life Investments continues to serve as the Portfolio's Manager overseeing the investment portfolio of the Portfolio and continues to provide day-to-day portfolio management services for the fixed-income portion of the Portfolio. Also effective January 1, 2011, Jae Yoon became an additional portfolio manager. Thomas Girard will continue to serve as a portfolio manager for the fixed-income portion of the Portfolio. For more information regarding these portfolio management changes, please refer to the relevant Prospectus supplement dated December 3, 2010.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Balanced Portfolio on this page and the preceding pages has not been audited.


                                                  mainstayinvestments.com    M-9

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 37.4%+
ASSET-BACKED SECURITY 0.2%
-------------------------------------------------------

AUTOMOBILE 0.2%
Mercedes-Benz Auto
  Receivables Trust Series
  2009-1, Class A3
  1.67%, due 1/15/14           $  250,000  $    252,491
                                           ------------
Total Asset-Backed Security
  (Cost $249,996)                               252,491
                                           ------------


CORPORATE BONDS 14.8%
-------------------------------------------------------

AEROSPACE & DEFENSE 0.7%
Boeing Co. (The)
  4.875%, due 2/15/20             290,000       312,182
Goodrich Corp.
  4.875%, due 3/1/20               60,000        63,048
L-3 Communications Corp.
  5.20%, due 10/15/19             150,000       152,493
Lockheed Martin Corp.
  4.25%, due 11/15/19             300,000       305,005
Northrop Grumman Corp.
  5.05%, due 8/1/19               100,000       106,804
Raytheon Co.
  3.125%, due 10/15/20            200,000       184,418
                                           ------------
                                              1,123,950
                                           ------------

BANKS 2.6%
Bank of America Corp.
  5.65%, due 5/1/18               400,000       408,709
BB&T Corp.
  3.375%, due 9/25/13             500,000       523,623
Citigroup, Inc.
  5.85%, due 8/2/16               250,000       268,304
  6.00%, due 8/15/17              350,000       379,644
Fifth Third Bancorp
  4.50%, due 6/1/18               125,000       120,469
Goldman Sachs Group, Inc.
  (The)
  5.375%, due 3/15/20             175,000       180,838
  6.00%, due 6/15/20              100,000       108,066
X  JPMorgan Chase & Co.
  4.40%, due 7/22/20              300,000       295,274
  6.625%, due 3/15/12             350,000       372,051
KeyBank N.A.
  5.80%, due 7/1/14                50,000        53,576
KeyCorp
  6.50%, due 5/14/13              100,000       108,572
Morgan Stanley
  5.50%, due 1/26/20              200,000       201,605
  5.625%, due 9/23/19             200,000       203,937
PNC Funding Corp.
  4.375%, due 8/11/20             350,000       345,906
Wells Fargo & Co.
  3.75%, due 10/1/14              500,000       521,942
                                           ------------
                                              4,092,516
                                           ------------

BEVERAGES 0.4%
Anheuser-Busch Cos., Inc.
  6.00%, due 4/15/11              250,000       253,522
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12             250,000       257,953
Coca-Cola Co. (The)
  3.15%, due 11/15/20             200,000       187,658
                                           ------------
                                                699,133
                                           ------------

BUILDING MATERIALS 0.2%
CRH America, Inc.
  4.125%, due 1/15/16             100,000        99,361
Masco Corp.
  4.80%, due 6/15/15              300,000       295,360
                                           ------------
                                                394,721
                                           ------------

CHEMICALS 0.3%
Dow Chemical Co. (The)
  4.25%, due 11/15/20              50,000        47,895
  5.70%, due 5/15/18              325,000       351,562
Eastman Chemical Co.
  3.00%, due 12/15/15             100,000        98,775
                                           ------------
                                                498,232
                                           ------------

COSMETICS & PERSONAL CARE 0.1%
X  Procter & Gamble Co. (The)
  1.80%, due 11/15/15             150,000       147,054
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 0.6%
General Electric Capital
  Corp.
  5.90%, due 5/13/14              600,000       664,055
  6.00%, due 8/7/19               250,000       278,148
                                           ------------
                                                942,203
                                           ------------

ELECTRIC 1.7%
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14               325,000       371,427
Duke Energy Corp.
  3.35%, due 4/1/15               350,000       360,306
Duke Energy Ohio, Inc.
  5.45%, due 4/1/19               200,000       222,950
Florida Power Corp.
  4.55%, due 4/1/20               200,000       208,369
FPL Group Capital, Inc.
  2.55%, due 11/15/13             225,000       230,031


+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings or issuers held, as of December 31, 2010, excluding short-term investments. May be subject to change daily.

M-10    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

ELECTRIC (CONTINUED)
Great Plains Energy, Inc.
  2.75%, due 8/15/13           $  250,000  $    252,546
Kansas City Power & Light Co.
  7.15%, due 4/1/19               250,000       295,107
Kentucky Utilities Co.
  3.25%, due 11/1/20 (a)(b)       200,000       188,639
Pacific Gas & Electric Co.
  3.50%, due 10/1/20              150,000       142,792
Peco Energy Co.
  5.00%, due 10/1/14              275,000       301,643
Pepco Holdings, Inc.
  2.70%, due 10/1/15              100,000        97,466
                                           ------------
                                              2,671,276
                                           ------------

ENVIRONMENTAL CONTROLS 0.3%
Republic Services, Inc.
  5.00%, due 3/1/20               225,000       236,752
  5.50%, due 9/15/19              250,000       272,634
                                           ------------
                                                509,386
                                           ------------

FINANCE--CONSUMER LOANS 0.4%
HSBC Finance Corp.
  7.00%, due 5/15/12              200,000       214,589
John Deere Capital Corp.
  7.00%, due 3/15/12              450,000       483,009
                                           ------------
                                                697,598
                                           ------------

FINANCE--CREDIT CARD 0.6%
American Express Co.
  2.75%, due 9/15/15              150,000       147,553
  5.50%, due 9/12/16              400,000       439,435
Capital One Bank USA N.A.
  8.80%, due 7/15/19              250,000       307,509
                                           ------------
                                                894,497
                                           ------------

FINANCE--INVESTMENT BANKER/BROKER 0.3%
Bear Stearns Cos., Inc. (The)
  5.70%, due 11/15/14             412,000       452,685
                                           ------------


FINANCE--OTHER SERVICES 0.1%
National Rural Utilities
  Cooperative Finance Corp.
  1.90%, due 11/1/15              100,000        96,532
  5.45%, due 4/10/17              100,000       110,268
                                           ------------
                                                206,800
                                           ------------

FOOD 0.2%
Kraft Foods, Inc.
  4.125%, due 2/9/16              275,000       288,673
Safeway, Inc.
  5.00%, due 8/15/19              100,000       102,866
                                           ------------
                                                391,539
                                           ------------


GAS 0.1%
Sempra Energy
  6.50%, due 6/1/16               125,000       145,114
                                           ------------


HEALTH CARE--SERVICES 0.4%
CIGNA Corp.
  4.375%, due 12/15/20             75,000        73,212
Laboratory Corp. of America
  Holdings
  4.625%, due 11/15/20            200,000       198,196
Roche Holdings, Inc.
  5.00%, due 3/1/14 (a)           300,000       328,522
                                           ------------
                                                599,930
                                           ------------

INSURANCE 0.9%
ACE INA Holdings, Inc.
  2.60%, due 11/23/15             175,000       172,281
Hartford Financial Services
  Group, Inc.
  5.50%, due 3/30/20              125,000       126,802
Lincoln National Corp.
  6.25%, due 2/15/20              300,000       327,235
MetLife Global Funding I
  5.125%, due 6/10/14 (a)         300,000       326,324
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19              90,000       113,227
Prudential Financial, Inc.
  4.50%, due 11/15/20             250,000       244,487
Travelers Cos., Inc. (The)
  3.90%, due 11/1/20               50,000        48,572
                                           ------------
                                              1,358,928
                                           ------------

LODGING 0.4%
Marriott International, Inc.
  5.625%, due 2/15/13             100,000       107,249
  6.20%, due 6/15/16              200,000       218,669
Wyndham Worldwide Corp.
  6.00%, due 12/1/16              300,000       313,930
                                           ------------
                                                639,848
                                           ------------

MEDIA 0.6%
CBS Corp.
  4.625%, due 5/15/18              50,000        49,836
NBC Universal, Inc.
  4.375%, due 4/1/21 (a)          175,000       169,856
  5.15%, due 4/30/20 (a)          175,000       181,409
TCM Sub LLC
  3.55%, due 1/15/15 (a)          400,000       408,271
Time Warner Cable, Inc.
  6.75%, due 7/1/18               100,000       116,568
                                           ------------
                                                925,940
                                           ------------

MINING 0.3%
Alcoa, Inc.
  6.15%, due 8/15/20              350,000       359,415


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-11

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

MINING (CONTINUED)
Rio Tinto Finance USA, Ltd.
  3.50%, due 11/2/20           $  200,000  $    189,854
                                           ------------
                                                549,269
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.3%
ITT Corp.
  4.90%, due 5/1/14               300,000       322,068
  6.125%, due 5/1/19              100,000       112,719
                                           ------------
                                                434,787
                                           ------------

OIL & GAS 0.2%
X  Anadarko Petroleum Corp.
  6.20%, due 3/15/40              200,000       195,236
Marathon Oil Corp.
  6.50%, due 2/15/14              150,000       168,858
                                           ------------
                                                364,094
                                           ------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14               240,000       262,741
                                           ------------


PIPELINES 0.5%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19              150,000       187,916
Plains All American Pipeline,
  L.P.
  8.75%, due 5/1/19               200,000       248,199
Williams Partners, L.P.
  3.80%, due 2/15/15              270,000       279,019
                                           ------------
                                                715,134
                                           ------------

REAL ESTATE 0.1%
AMB Property, L.P.
  6.625%, due 12/1/19             150,000       164,574
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 0.8%
Boston Properties, L.P.
  4.125%, due 5/15/21              75,000        71,103
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17               350,000       349,117
ERP Operating, L.P.
  5.25%, due 9/15/14              250,000       272,640
Federal Realty Investment
  Trust 5.90%, due 4/1/20         115,000       121,959
Hospitality Properties Trust
  6.30%, due 6/15/16              170,000       178,781
Liberty Property, L.P.
  5.125%, due 3/2/15              100,000       106,594
UDR, Inc.
  5.25%, due 1/15/15              175,000       182,763
                                           ------------
                                              1,282,957
                                           ------------

RETAIL 0.2%
Home Depot, Inc.
  5.25%, due 12/16/13             250,000       274,386
                                           ------------


SOFTWARE 0.1%
Oracle Corp.
  3.875%, due 7/15/20 (a)         150,000       149,113
                                           ------------


TELECOMMUNICATIONS 1.1%
AT&T Corp.
  7.30%, due 11/15/11             300,000       316,917
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14               500,000       551,353
Harris Corp.
  4.40%, due 12/15/20             100,000        99,995
X  Verizon Communications,
  Inc.
  6.10%, due 4/15/18              700,000       795,145
                                           ------------
                                              1,763,410
                                           ------------

TRANSPORTATION 0.1%
Burlington Northern Santa Fe
  LLC
  4.70%, due 10/1/19              100,000       104,512
                                           ------------
Total Corporate Bonds
  (Cost $22,311,201)                         23,456,327
                                           ------------


MORTGAGE-BACKED SECURITIES 1.2%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.2%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.74%, due 5/10/45 (c)          272,000       297,775
Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  5.717%, due 6/11/40 (c)         200,000       213,393
Citigroup Commercial Mortgage
  Trust Series 2006-C5, Class
  A4
  5.431%, due 10/15/49            320,000       341,779
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46            200,000       208,597
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39             210,000       221,252
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2006-LDP7, Class A4
  5.872%, due 4/15/45 (c)         200,000       218,722




M-12    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)

Morgan Stanley Capital I
  Series 2006-HQ8, Class A4
  5.388%, due 3/12/44 (c)      $  200,000  $    215,274
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44 (d)         212,500       220,526
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $1,706,476)                           1,937,318
                                           ------------

U.S. GOVERNMENT & FEDERAL AGENCIES 18.3%
-------------------------------------------------------

FEDERAL HOME LOAN BANK 0.3%
  3.625%, due 5/29/13             400,000       426,297
                                           ------------


FEDERAL HOME LOAN MORTGAGE CORPORATION 0.7%
  3.25%, due 2/25/11              500,000       502,079
  4.125%, due 9/27/13             350,000       379,271
  5.125%, due 4/18/11             200,000       202,855
                                           ------------
                                              1,084,205
                                           ------------

X  FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.9%
  2.75%, due 4/11/11              500,000       503,459
  2.875%, due 12/11/13            350,000       367,927
  3.625%, due 8/15/11             500,000       510,049
  4.375%, due 10/15/15            350,000       385,260
  4.875%, due 5/18/12             500,000       529,829
  5.375%, due 11/15/11            500,000       521,540
  5.50%, due 3/15/11              200,000       202,101
                                           ------------
                                              3,020,165
                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.7%
  5.00%, due 10/1/24              500,000       530,703
  5.50%, due 12/1/37              500,000       535,356
                                           ------------
                                              1,066,059
                                           ------------

X  UNITED STATES TREASURY NOTES 14.7%
  0.375%, due 8/31/12           1,000,000       998,203
  0.50%, due 11/30/12           1,200,000     1,198,453
  0.50%, due 11/15/13           1,500,000     1,480,663
  0.75%, due 8/15/13              400,000       399,188
  1.00%, due 7/15/13            3,100,000     3,115,252
  1.125%, due 12/15/12          2,410,000     2,434,758
  1.25%, due 8/31/15            2,805,000     2,728,081
  1.375%, due 5/15/12              36,000        36,478
  1.375%, due 9/15/12           1,195,000     1,212,318
  1.375%, due 3/15/13           2,000,000     2,028,516
  1.375%, due 11/30/15            500,000       485,898
  1.75%, due 4/15/13            4,425,000     4,526,642
  1.75%, due 7/31/15               50,000        49,840
  1.875%, due 8/31/17             415,000       396,163
  2.125%, due 5/31/15             105,000       106,674
  2.125%, due 12/31/15            250,000       251,191
  2.25%, due 11/30/17             250,000       243,106
  2.375%, due 7/31/17             300,000       296,063
  2.50%, due 4/30/15              870,000       899,430
  2.625%, due 11/15/20            420,000       396,178
                                           ------------
                                             23,283,095
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $28,701,714)                         28,879,821
                                           ------------


YANKEE BONDS 2.9% (E)
-------------------------------------------------------

BANKS 1.0%
Bank of Nova Scotia
  1.65%, due 10/29/15 (a)         425,000       406,248
  3.40%, due 1/22/15              225,000       233,530
Credit Suisse/New York NY
  5.30%, due 8/13/19              225,000       237,661
HSBC Bank PLC
  3.50%, due 6/28/15 (a)          250,000       256,276
Svenska Handelsbanken AB
  4.875%, due 6/10/14 (a)         150,000       159,448
Westpac Banking Corp.
  3.00%, due 12/9/15              300,000       299,437
                                           ------------
                                              1,592,600
                                           ------------

CHEMICALS 0.1%
Potash Corp. of Saskatchewan,
  Inc.
  3.25%, due 12/1/17              100,000        96,903
                                           ------------


FINANCE--INVESTMENT BANKER/BROKER 0.1%
BNP Paribas Home Loan Covered
  Bonds S.A.
  2.20%, due 11/2/15 (a)          250,000       239,430
                                           ------------


FOOD 0.2%
Delhaize Group
  5.875%, due 2/1/14              220,000       242,783
                                           ------------


MINING 0.2%
Teck Resources, Ltd.
  3.85%, due 8/15/17               50,000        50,719
  4.50%, due 1/15/21              200,000       203,343
                                           ------------
                                                254,062
                                           ------------

OIL & GAS 0.4%
BP Capital Markets PLC
  4.50%, due 10/1/20              100,000        99,759
Petroleos Mexicanos
  4.875%, due 3/15/15             200,000       210,500


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-13

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)

OIL & GAS (CONTINUED)
Shell International Finance
  B.V.
  4.00%, due 3/21/14           $  350,000  $    372,434
                                           ------------
                                                682,693
                                           ------------

PHARMACEUTICALS 0.1%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19             175,000       193,556
                                           ------------


SOVEREIGN 0.1%
Svensk Exportkredit AB
  3.25%, due 9/16/14              200,000       209,483
                                           ------------


TELECOMMUNICATIONS 0.7%
America Movil SAB de C.V.
  5.00%, due 3/30/20              125,000       129,931
Deutsche Telekom
  International Finance B.V.
  6.00%, due 7/8/19               250,000       282,812
France Telecom S.A.
  2.125%, due 9/16/15             100,000        97,344
Telefonica Emisiones SAU
  5.134%, due 4/27/20             350,000       336,959
Vodafone Group PLC
  5.625%, due 2/27/17             200,000       223,270
                                           ------------
                                              1,070,316
                                           ------------
Total Yankee Bonds
  (Cost $4,440,080)                           4,581,826
                                           ------------
Total Long-Term Bonds
  (Cost $57,409,467)                         59,107,783
                                           ------------



                                   SHARES
COMMON STOCKS 60.6%
-------------------------------------------------------

AEROSPACE & DEFENSE 0.1%
L-3 Communications Holdings,
  Inc.                              1,923       135,552
                                           ------------


AGRICULTURE 0.4%
Philip Morris International,
  Inc.                             10,731       628,085
                                           ------------


AUTO MANUFACTURERS 0.4%
Oshkosh Corp. (f)                  20,176       711,002
                                           ------------


AUTO PARTS & EQUIPMENT 0.4%
Autoliv, Inc.                       3,912       308,813
Goodyear Tire & Rubber Co.
  (The) (f)                        21,904       259,563
                                           ------------
                                                568,376
                                           ------------

BANKS 2.5%
BancorpSouth, Inc.                 10,925       174,254
Capital One Financial Corp.        18,941       806,129
CapitalSource, Inc.                15,301       108,637
X  JPMorgan Chase & Co.            34,932     1,481,815
M&T Bank Corp.                      5,213       453,792
Marshall & Ilsley Corp.            44,941       310,992
Regions Financial Corp.            87,782       614,474
                                           ------------
                                              3,950,093
                                           ------------

BEVERAGES 0.1%
Molson Coors Brewing Co.
  Class B                           4,466       224,149
                                           ------------


BIOTECHNOLOGY 0.8%
Gilead Sciences, Inc. (f)          29,087     1,054,113
United Therapeutics Corp. (f)       2,803       177,206
                                           ------------
                                              1,231,319
                                           ------------

BUILDING MATERIALS 0.1%
Armstrong World Industries,
  Inc.                              5,185       222,955
                                           ------------


CHEMICALS 1.3%
Ashland, Inc.                      25,601     1,302,067
Cabot Corp.                        13,954       525,368
Cytec Industries, Inc.              4,865       258,137
Huntsman Corp.                      2,776        43,333
                                           ------------
                                              2,128,905
                                           ------------

COAL 0.5%
Arch Coal, Inc.                    20,759       727,811
                                           ------------


COMMERCIAL SERVICES 2.0%
Apollo Group, Inc. Class A
  (f)                              39,159     1,546,389
Monster Worldwide, Inc. (f)        21,207       501,121
Moody's Corp.                      12,270       325,646
R.R. Donnelley & Sons Co.          24,034       419,874
Washington Post Co. Class B           699       307,211
                                           ------------
                                              3,100,241
                                           ------------

COMPUTERS 0.3%
Hewlett-Packard Co.                11,333       477,119
                                           ------------


COSMETICS & PERSONAL CARE 2.7%
Colgate-Palmolive Co.              15,423     1,239,547
X  Estee Lauder Cos., Inc.
  (The) Class A                    19,180     1,547,826
X  Procter & Gamble Co. (The)      22,853     1,470,133
                                           ------------
                                              4,257,506
                                           ------------

DISTRIBUTION & WHOLESALE 0.2%
Tech Data Corp. (f)                 6,002       264,208
                                           ------------




M-14    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

ELECTRIC 3.6%
Ameren Corp.                       23,347  $    658,152
Consolidated Edison, Inc.           5,756       285,325
DTE Energy Co.                     21,738       985,166
GenOn Energy, Inc. (f)            232,356       885,276
Hawaiian Electric Industries,
  Inc.                              2,528        57,613
Integrys Energy Group, Inc.         9,531       462,349
ITC Holdings Corp.                  1,478        91,607
Pepco Holdings, Inc.               13,143       239,860
PG&E Corp.                          5,442       260,345
Pinnacle West Capital Corp.         8,967       371,682
Progress Energy, Inc.              33,725     1,466,363
                                           ------------
                                              5,763,738
                                           ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.4%
Energizer Holdings, Inc. (f)        4,087       297,942
General Cable Corp. (f)             4,051       142,150
Hubbel, Inc. Class B                1,946       117,013
SunPower Corp. Class A (f)         11,674       149,777
                                           ------------
                                                706,882
                                           ------------

ENGINEERING & CONSTRUCTION 0.3%
Shaw Group, Inc. (The) (f)         14,817       507,186
                                           ------------


FINANCE--CREDIT CARD 0.6%
Discover Financial Services        48,599       900,539
                                           ------------


FINANCE--INVESTMENT BANKER/BROKER 0.1%
Raymond James Financial, Inc.       3,752       122,690
                                           ------------


FINANCE--OTHER SERVICES 0.1%
NASDAQ OMX Group, Inc. (The)
  (f)                               8,916       211,398
                                           ------------


FOOD 1.8%
ConAgra Foods, Inc.                16,939       382,483
H.J. Heinz Co.                     14,087       696,743
J.M. Smucker Co. (The)              2,436       159,923
Safeway, Inc.                      31,222       702,183
Tyson Foods, Inc. Class A          18,613       320,516
Whole Foods Market, Inc. (f)       12,397       627,164
                                           ------------
                                              2,889,012
                                           ------------

FOREST PRODUCTS & PAPER 0.6%
International Paper Co.            33,127       902,379
MeadWestvaco Corp.                  4,149       108,538
                                           ------------
                                              1,010,917
                                           ------------

GAS 0.8%
Energen Corp.                       9,718       468,991
NiSource, Inc.                     42,117       742,102
Sempra Energy                         734        38,520
                                           ------------
                                              1,249,613
                                           ------------

HEALTH CARE--PRODUCTS 0.3%
Johnson & Johnson                   9,060       560,361
                                           ------------


HEALTH CARE--SERVICES 1.3%
Humana, Inc. (f)                   26,623     1,457,343
UnitedHealth Group, Inc.           14,780       533,706
                                           ------------
                                              1,991,049
                                           ------------

HOUSEWARES 0.1%
Toro Co. (The)                      1,861       114,712
                                           ------------


INSURANCE 6.6%
Allied World Assurance Co.
  Holdings, Ltd.                   14,578       866,516
American Financial Group,
  Inc.                             28,145       908,802
Arch Capital Group, Ltd. (f)       10,228       900,575
Aspen Insurance Holdings,
  Ltd.                             10,414       298,049
Assurant, Inc.                     20,767       799,945
Axis Capital Holdings, Ltd.        31,064     1,114,576
Berkshire Hathaway, Inc.
  Class B (f)                      13,150     1,053,447
Calpine Corp. (f)                  15,444       206,023
Endurance Specialty Holdings,
  Ltd.                             15,546       716,204
Everest Re Group, Ltd.              2,005       170,064
Genworth Financial, Inc.
  Class A (f)                      26,799       352,139
MetLife, Inc.                      22,943     1,019,587
Old Republic International
  Corp.                             9,688       132,048
OneBeacon Insurance Group,
  Ltd. Class A                      3,545        53,742
PartnerRe, Ltd.                     4,882       392,269
Reinsurance Group of America,
  Inc.                              2,579       138,518
RenaissanceRe Holdings, Ltd.        2,209       140,691
Transatlantic Holdings, Inc.        3,991       206,015
Unitrin, Inc.                       3,286        80,639
Unum Group                         35,388       857,097
                                           ------------
                                             10,406,946
                                           ------------

INTERNET 0.4%
eBay, Inc. (f)                     12,034       334,906
IAC/InterActiveCorp (f)            11,100       318,570
                                           ------------
                                                653,476
                                           ------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES 1.7%
Ameriprise Financial, Inc.          6,365       366,306
BlackRock, Inc.                     1,483       282,630
Eaton Vance Corp.                   3,368       101,815
Federated Investors, Inc.
  Class B                           6,571       171,963
Franklin Resources, Inc.            4,748       528,025
Janus Capital Group, Inc.          21,447       278,168


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-15


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

INVESTMENT MANAGEMENT/ADVISORY SERVICES (CONTINUED)
Legg Mason, Inc.                   21,054  $    763,628
Waddell & Reed Financial,
  Inc. Class A                      4,379       154,535
                                           ------------
                                              2,647,070
                                           ------------

IRON & STEEL 0.6%
Reliance Steel & Aluminum Co.      18,014       920,515
                                           ------------


MACHINERY--DIVERSIFIED 0.8%
Cummins, Inc.                      12,261     1,348,833
                                           ------------


MEDIA 3.8%
X  Comcast Corp. Class A           72,047     1,582,872
DIRECTV Class A (f)                15,286       610,370
Liberty Global, Inc. Class A
  (f)                               7,689       272,037
Time Warner Cable, Inc.            21,032     1,388,743
Time Warner, Inc.                  36,008     1,158,377
Walt Disney Co. (The)              25,576       959,356
                                           ------------
                                              5,971,755
                                           ------------

METAL FABRICATE & HARDWARE 0.2%
Timken Co. (The)                    6,100       291,153
                                           ------------


MINING 0.9%
Freeport-McMoRan Copper &
  Gold, Inc.                       11,551     1,387,160
                                           ------------


MISCELLANEOUS--MANUFACTURING 3.3%
Carlisle Cos., Inc.                 9,529       378,682
Dover Corp.                         3,771       220,415
General Electric Co.               68,890     1,259,998
ITT Corp.                          17,891       932,300
Parker Hannifin Corp.              12,736     1,099,117
Textron, Inc.                      29,939       707,758
Trinity Industries, Inc.           25,133       668,789
                                           ------------
                                              5,267,059
                                           ------------

OIL & GAS 6.7%
X  Anadarko Petroleum Corp.        23,159     1,763,789
Chevron Corp.                      14,508     1,323,855
Comstock Resources, Inc. (f)        5,596       137,438
ConocoPhillips                     22,375     1,523,738
Marathon Oil Corp.                 17,597       651,617
Murphy Oil Corp.                   14,584     1,087,237
Occidental Petroleum Corp.         13,283     1,303,062
Patterson-UTI Energy, Inc.         13,537       291,722
QEP Resources, Inc.                 8,723       316,732
Questar Corp.                       8,675       151,032
Unit Corp. (f)                     15,139       703,661
Valero Energy Corp.                59,223     1,369,236
                                           ------------
                                             10,623,119
                                           ------------

OIL & GAS SERVICES 0.4%
Schlumberger, Ltd.                  4,505       376,168
SEACOR Holdings, Inc.               1,846       186,612
                                           ------------
                                                562,780
                                           ------------

PACKAGING & CONTAINERS 0.1%
Temple-Inland, Inc.                 6,001       127,461
                                           ------------


PHARMACEUTICALS 2.8%
AmerisourceBergen Corp.            24,816       846,722
Eli Lilly & Co.                    38,686     1,355,557
Endo Pharmaceuticals
  Holdings, Inc. (f)                4,298       153,482
Express Scripts, Inc. (f)          22,967     1,241,366
Forest Laboratories, Inc. (f)      20,851       666,815
Herbalife, Ltd.                     2,919       199,572
                                           ------------
                                              4,463,514
                                           ------------

REAL ESTATE 0.2%
CB Richard Ellis Group, Inc.
  Class A (f)                      19,046       390,062
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 3.3%
X  Annaly Capital Management,
  Inc.                             88,489     1,585,723
Apartment Investment &
  Management Co. Class A            9,007       232,741
Duke Realty Corp.                  44,637       556,177
Hospitality Properties Trust        5,314       122,434
Liberty Property Trust              6,066       193,627
Macerich Co. (The)                 14,358       680,138
ProLogis                           51,338       741,321
Public Storage                      8,586       870,792
Senior Housing Properties
  Trust                             8,040       176,398
                                           ------------
                                              5,159,351
                                           ------------

RETAIL 2.3%
Big Lots, Inc. (f)                  4,222       128,602
BJ's Wholesale Club, Inc. (f)       8,635       413,617
Ross Stores, Inc.                  19,038     1,204,154
Signet Jewelers, Ltd. (f)           2,633       114,272
Wal-Mart Stores, Inc.              26,823     1,446,564
Williams-Sonoma, Inc.               8,307       296,477
                                           ------------
                                              3,603,686
                                           ------------

SEMICONDUCTORS 0.7%
Intel Corp.                        50,646     1,065,085
                                           ------------


SOFTWARE 0.7%
Adobe Systems, Inc. (f)            34,508     1,062,156
                                           ------------


TELECOMMUNICATIONS 2.6%
Amdocs, Ltd. (f)                   13,704       376,449
AT&T, Inc.                         39,650     1,164,917
EchoStar Corp. Class A (f)          1,392        34,758
Frontier Communications Corp.      76,771       746,982


M-16    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
Leap Wireless International,
  Inc. (f)                          2,628  $     32,219
Tellabs, Inc.                      20,900       141,702
X  Verizon Communications,
  Inc.                             43,921     1,571,494
                                           ------------
                                              4,068,521
                                           ------------

TRANSPORTATION 0.7%
Ryder System, Inc.                  9,599       505,292
Union Pacific Corp.                 5,811       538,447
                                           ------------
                                              1,043,739
                                           ------------
Total Common Stocks
  (Cost $79,413,489)                         95,718,859
                                           ------------

EXCHANGE TRADED FUND 1.6% (G)
-------------------------------------------------------

X  S&P 500 Index-SPDR Trust
  Series 1                         19,804     2,490,947
                                           ------------
Total Exchange Traded Fund
  (Cost $2,206,656)                           2,490,947
                                           ------------


                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENTS 0.6%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $542,897 (Collateralized by
  United States Treasury
  Notes with rate of 2.50%
  and maturity date of
  4/30/15, with a Principal
  Amount of $540,000 and a
  Market Value of $560,250)    $  542,896       542,896
                                           ------------
Total Repurchase Agreement
  (Cost $542,896)                               542,896
                                           ------------


U.S. GOVERNMENT 0.3%
United States Treasury Bill
  0.183%, due 1/20/11 (h)         400,000       399,992
                                           ------------
Total U.S. Government
  (Cost $399,992)                               399,992
                                           ------------
Total Short-Term Investments
  (Cost $942,888)                               942,888
                                           ------------
Total Investments
  (Cost $139,972,500) (i)           100.2%  158,260,477
Other Assets, Less
  Liabilities                        (0.2)     (257,155)
                               ----------  ------------


Net Assets                          100.0% $158,003,322
                               ==========  ============





(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Illiquid security--The total market value of this security at December 31, 2010 is $188,639, which represents 0.1% of the Portfolio's net assets.
(c)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the rate in effect at December 31, 2010.
(d) Floating rate--Rate shown is the rate in effect at December 31, 2010.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(f)  Non-income producing security.
(g)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(h)  Interest rate presented is yield to
     maturity.
(i)  At December 31, 2010, cost is
     $140,656,095 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $19,851,744
Gross unrealized depreciation       (2,247,362)
                                   -----------
Net unrealized appreciation        $17,604,382
                                   ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-17

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE  SIGNIFICANT
                                                   MARKETS FOR        OTHER   SIGNIFICANT
                                                     IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                        ASSETS       INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Security                            $        --  $   252,491      $     --  $    252,491
  Corporate Bonds                                           --   23,456,327            --    23,456,327
  Mortgage-Backed Securities                                --    1,937,318            --     1,937,318
  U.S. Government & Federal Agencies                        --   28,879,821            --    28,879,821
  Yankee Bonds                                              --    4,581,826            --     4,581,826
                                                   -----------  -----------      --------  ------------
Total Long-Term Bonds                                       --   59,107,783            --    59,107,783
                                                   -----------  -----------      --------  ------------
Common Stocks                                       95,718,859           --            --    95,718,859
Exchange Traded Fund                                 2,490,947           --            --     2,490,947
Short-Term Investments
  Repurchase Agreement                                      --      542,896            --       542,896
  U.S. Government                                           --      399,992            --       399,992
                                                   -----------  -----------      --------  ------------
Total Short-Term Investments                                --      942,888            --       942,888
                                                   -----------  -----------      --------  ------------
Total Investments in Securities                    $98,209,806  $60,050,671           $--  $158,260,477
                                                   ===========  ===========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


M-18    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $139,972,500)      $158,260,477
Receivables:
  Investment securities sold             1,980,888
  Dividends and interest                   620,171
  Fund shares sold                          30,454
                                      ------------
     Total assets                      160,891,990
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased        2,479,066
  Fund shares redeemed                     238,092
  Manager (See Note 3)                      92,552
  Professional fees                         33,803
  NYLIFE Distributors (See Note 3)          31,042
  Shareholder communication                 10,361
  Custodian                                  2,958
  Directors                                    352
Accrued expenses                               442
                                      ------------
     Total liabilities                   2,888,668
                                      ------------
Net assets                            $158,003,322
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share)
  200 million shares authorized       $    145,530
Additional paid-in capital             161,218,267
                                      ------------
                                       161,363,797
Undistributed net investment income      2,364,348
Accumulated net realized loss on
  investments and futures
  transactions                         (24,012,800)
Net unrealized appreciation on
  investments                           18,287,977
                                      ------------
Net assets                            $158,003,322
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $  9,598,312
                                      ============
Shares of capital stock outstanding        880,034
                                      ============
Net asset value per share
  outstanding                         $      10.91
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $148,405,010
                                      ============
Shares of capital stock outstanding     13,672,949
                                      ============
Net asset value per share
  outstanding                         $      10.85
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-19

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends                           $ 2,098,668
  Interest                              1,813,421
                                      -----------
     Total income                       3,912,089
                                      -----------
EXPENSES
  Manager (See Note 3)                  1,079,602
  Distribution and service--Service
     Class (See Note 3)                   337,504
  Professional fees                        55,950
  Shareholder communication                33,000
  Custodian                                31,174
  Directors                                 4,846
  Miscellaneous                             7,732
                                      -----------
     Total expenses before waiver       1,549,808
  Expense waiver from Manager (See
     Note 3)                              (31,124)
                                      -----------
     Net expenses                       1,518,684
                                      -----------
Net investment income                   2,393,405
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
-------------------------------------------------
Net realized gain (loss) on:
  Security transactions                 7,684,978
  Futures transactions                    (18,644)
                                      -----------
Net realized gain on investments and
  futures transactions                  7,666,334
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                           8,279,490
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         15,945,824
                                      -----------
Net increase in net assets resulting
  from operations                     $18,339,229
                                      ===========





M-20    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $  2,393,405  $  1,844,320
 Net realized gain (loss)
  on investments and
  futures transactions           7,666,334   (13,751,710)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                      8,279,490    37,960,248
                              --------------------------
 Net increase in net assets
  resulting from operations     18,339,229    26,052,858
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                 (129,995)     (250,434)
    Service Class               (1,684,854)   (3,468,689)
                              --------------------------
 Total dividends to
  shareholders                  (1,814,849)   (3,719,123)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        23,308,187     9,900,172
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      1,814,849     3,719,123
 Cost of shares redeemed       (22,320,084)  (23,882,814)
                              --------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                2,802,952   (10,263,519)
                              --------------------------
    Net increase in net
     assets                     19,327,332    12,070,216
NET ASSETS
--------------------------------------------------------
Beginning of year              138,675,990   126,605,774
                              --------------------------
End of year                   $158,003,322  $138,675,990
                              ==========================
Undistributed net investment
 income at end of year        $  2,364,348  $  1,844,311
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-21

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                  INITIAL CLASS
                                     ----------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                      2010          2009           2008          2007           2006
Net asset value at beginning of
  year                               $ 9.74        $ 8.15        $ 10.89        $11.25        $ 10.46
                                     ------        ------        -------        ------        -------
Net investment income                  0.19          0.15 (a)       0.25          0.27 (a)       0.22
Net realized and unrealized gain
  (loss) on investments                1.13          1.73          (2.96)         0.05           0.90
                                     ------        ------        -------        ------        -------
Total from investment operations       1.32          1.88          (2.71)         0.32           1.12
                                     ------        ------        -------        ------        -------
Less dividends and distributions:
  From net investment income          (0.15)        (0.29)            --         (0.26)         (0.22)
  From net realized gain on
     investments                         --            --          (0.03)        (0.42)         (0.11)
                                     ------        ------        -------        ------        -------
Total dividends and distributions     (0.15)        (0.29)         (0.03)        (0.68)         (0.33)
                                     ------        ------        -------        ------        -------
Net asset value at end of year       $10.91        $ 9.74        $  8.15        $10.89        $ 11.25
                                     ======        ======        =======        ======        =======
Total investment return               13.62%        23.07%        (24.85%)        2.80%         10.70%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                1.89%         1.69%          2.44%         2.31%          2.26%
  Net expenses                         0.82%         0.84%          0.83%         0.82%          0.85%
  Expenses (before waiver)             0.84%         0.84%          0.83%         0.82%          0.85%
Portfolio turnover rate                 118%          176%            92%           83%            45%
Net assets at end of year (in
  000's)                             $9,598        $8,557        $ 7,232        $9,932        $13,577



(a)  Per share data based on average shares outstanding during the period.




M-22    MainStay VP Balanced Portfolio     The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
        2010              2009              2008              2007              2006

      $   9.69          $   8.11          $  10.86          $  11.22          $  10.44
      --------          --------          --------          --------          --------
          0.16              0.12 (a)          0.24              0.24 (a)          0.20
          1.13              1.72             (2.96)             0.05              0.89
      --------          --------          --------          --------          --------
          1.29              1.84             (2.72)             0.29              1.09
      --------          --------          --------          --------          --------

         (0.13)            (0.26)               --             (0.23)            (0.20)
            --                --             (0.03)            (0.42)            (0.11)
      --------          --------          --------          --------          --------
         (0.13)            (0.26)            (0.03)            (0.65)            (0.31)
      --------          --------          --------          --------          --------
      $  10.85          $   9.69          $   8.11          $  10.86          $  11.22
      ========          ========          ========          ========          ========

         13.34%            22.76%           (25.04%)            2.55%            10.42%

          1.65%             1.43%             2.18%             2.09%             2.01%
          1.07%             1.09%             1.08%             1.07%             1.10%
          1.09%             1.09%             1.08%             1.07%             1.10%
           118%              176%               92%               83%               45%
      $148,405          $130,119          $119,374          $196,622          $175,576




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-23

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                                                                                   BANK OF
                                                                               AMERICA MERRILL
                        MAINSTAY VP       MAINSTAY VP     BARCLAYS CAPITAL       LYNCH U.S.
                      BOND PORTFOLIO    BOND PORTFOLIO     U.S. AGGREGATE        CORPORATE &
                       INITIAL CLASS     SERVICE CLASS       BOND INDEX       GOVERNMENT INDEX
                      --------------    --------------    ----------------    ----------------
12/31/00                   10000             10000              10000               10000
12/31/01                   10927             10899              10844               10843
12/31/02                   11963             11903              11957               12030
12/31/03                   12504             12411              12447               12575
12/31/04                   13016             12887              12987               13098
12/31/05                   13300             13131              13303               13427
12/31/06                   13905             13694              13879               13941
12/31/07                   14811             14550              14846               14955
12/31/08                   15363             15055              15624               15695
12/31/09                   16557             16184              16551               16454
12/31/10                   17856             17411              17633               17578




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares         7.84%        6.07%          5.97%         0.55%
-----------------------------------------------------------------------------
Service Class Shares(3)      7.58         5.81           5.70          0.80
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                                                ONE      FIVE     TEN
                                                                                     YEAR    YEARS    YEARS
Barclays Capital U.S. Aggregate Bond Index(4)                                       6.54%    5.80%    5.84%
-----------------------------------------------------------------------------------------------------------
Bank of America Merrill Lynch U.S. Corporate & Government Master Index(4)           6.83     5.54     5.80
-----------------------------------------------------------------------------------------------------------
Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio(5)    7.09     5.41     5.37
-----------------------------------------------------------------------------------------------------------








1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.95% for Initial Class shares and 5.69% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-24    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,016.20        $2.80          $1,022.40         $2.80
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,014.90        $4.06          $1,021.20         $4.08
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-25

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies              57.50
Corporate Bonds                                 27.30
Mortgage-Backed Securities                       6.30
Yankee Bonds                                     5.40
Short-Term Investments                           4.20
Asset-Backed Securities                          2.60
Medium Term Note                                 0.10
Other Assets, Less Liabilities                  (3.40)




See Portfolio of Investments beginning on page M-29 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2010 (excluding short-term investments)

    1.  United States Treasury Notes, 0.375%-3.375%, due
        5/15/12-11/15/20
    2.  Federal Home Loan Mortgage Corporation (Mortgage Pass-
        Through Securities), 4.00%-7.00%, due 7/1/17-11/1/40
    3.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 3.50%-7.50%, due 5/1/16-11/1/40
    4.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 4.00%-7.00%, due 7/15/31-7/15/40
    5.  Federal Home Loan Mortgage Corporation, 3.75%-5.50%, due
        6/28/13-2/1/40

    6.  Federal National Mortgage Association, 2.75%-4.625%, due
        10/15/13-3/13/14
    7.  United States Treasury Bonds, 3.875%-6.25%, due
        8/15/23-11/15/40
    8. Bear Stearns Commercial Mortgage Securities, 5.456%-5.793%, due 9/11/38-9/11/42
    9.  General Electric Capital Corp., 2.125%-6.00%, due
        6/15/12-1/14/38
   10.  Bank of America Corp., 4.50%-5.65%, due 4/1/15-7/1/20






M-26    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


Questions answered by Donald F. Serek and Thomas J. Girard of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Bond Portfolio returned 7.84% for Initial Class shares and 7.58% for Service Class shares. Both share classes outperformed the 7.09% return of the average Lipper(2) Variable Products Intermediate Investment Grade Debt Portfolio and the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the 12 months ended December 31, 2010. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio's broad-based securities market index.

WHAT WERE THE MOST SIGNIFICANT FACTORS AND RISKS THAT INFLUENCED THE BOND MARKETS DURING 2010?

For most of the first quarter of 2010, the growth outlook for U.S. gross domestic product (GDP) was optimistic and favorable. By the end of the quarter, however, it became clear that a midcycle slowdown was occurring. Second-quarter GDP growth disappointed, raising concerns about the possibility of a return to recession. As the economy's disappointing growth became more apparent, Treasury rates rallied through the summer.

By midsummer, economic concerns led to debate about a second round of quantitative easing, or direct security purchases by the Federal Reserve. On November 3, 2010, the Federal Reserve announced its intention to purchase an additional $600 billion of long-term Treasury securities. Although Treasury yields initially dropped on the news, they rose shortly thereafter. Quantitative easing continued, despite widespread criticism that the program could trigger inflation and weaken the U.S. dollar. Over the remainder of 2010, interest rates rose steadily as the economy slowly improved.

Spreads(3) on risky assets were tighter in 2010 than they were in 2009. The tightening, however, was not linear. A strong asset rally was interrupted in the spring, when the European credit crisis led to volatility across bond markets. Spreads regained their momentum and tightened in the summer and fall.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Throughout the year, the Portfolio held overweight positions in corporate bonds and commercial mortgage-backed securities, which carry spread risk premiums relative to Treasurys. These sectors performed well in 2010. Commercial mortgage-backed securities were the best-performing sector of the investment-grade bond market, and our overweight position had a positive impact on performance.

The Portfolio also held an overweight position relative to the Barclays Capital U.S. Aggregate Bond Index in corporate bonds, which also showed strong performance. Financials was one of the best-performing sectors of the corporate bond market, and the Portfolio had an overweight position in financials, including securities issued by banks, insurance companies and real estate investment trusts (REITS).

DURING THE REPORTING PERIOD, HOW WAS THE PORTFOLIO'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

During the reporting period, the Portfolio used interest-rate derivatives to manage the Portfolio's duration.(4) These derivatives generally had a positive impact on performance during the year.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The duration of the Portfolio varied over the course of the year. In the latter part of the second quarter, the Portfolio maintained a long duration relative to the Barclay's Capital U.S. Aggregate Bond Index. Generally speaking, rates rallied during this period, and the Portfolio's duration positioning benefited returns. For much of the third and fourth quarters, the Portfolio maintained a relatively neutral duration relative to the benchmark. During November, the Portfolio had a modestly long duration, which detracted from performance.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

We generally maintained an overweight position across higher-risk assets during the year. This had a beneficial impact on returns.

During 2010, we emphasized assets that typically trade at a positive spread to Treasurys. However, during much of the reporting period, we maintained an underweight position in residential mortgage-backed securities because we anticipated that the asset class would come under pressure once the Federal Reserve stopped purchasing mortgage-backed securities. Mortgages had positive excess returns during the year, and the underweight position in residential mortgage-backed securities detracted modestly from the Portfolio's performance.



1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
3. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-27

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

Commercial mortgage-backed securities and corporate bonds were among the best-performing market sectors during the reporting period. We maintained an overweight position relative to the benchmark in these asset classes throughout the year. This positioning had a beneficial impact on returns.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Asset allocation favored riskier assets during the reporting period. We increased our allocation to corporate bonds through most of the year. An exception was during the third quarter, when our allocation to corporate bonds declined modestly. We took this action because we anticipated rising levels of new supply.

The Portfolio maintained an underweight position relative to the Barclays Capital U.S. Aggregate Bond Index in mortgage-backed securities during most of the reporting period. In the fourth quarter, we increased the Portfolio's allocation to the sector but remained underweight relative to the benchmark at year-end.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio maintained overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. As of the same date, the Portfolio was underweight relative to the benchmark in Treasurys and U.S. government securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Bond Portfolio on this page and preceeding pages has not been audited.


M-28    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 99.2%+
ASSET-BACKED SECURITIES 2.6%
-------------------------------------------------------

AUTOMOBILE 0.5%
Harley-Davidson Motorcycle
  Trust
  Series 2007-3, Class B
  6.04%, due 8/15/14          $ 1,000,000  $  1,050,748
Mercedes-Benz Auto
  Receivables Trust
  Series 2009-1, Class A3
  1.67%, due 1/15/14            1,500,000     1,514,945
Navistar Financial Corp.
  Owner Trust
  Series 2010-B, Class A2
  0.81%, due 1/18/13 (a)        1,000,000       999,637
Nissan Auto Lease Trust
  Series 2010-B, Class A3
  1.12%, due 12/15/13           1,000,000       998,322
                                           ------------
                                              4,563,652
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 0.2%
Marriott Vacation Club Owner
  Trust
  Series 2007-2A, Class A
  5.808%, due 10/20/29 (a)      1,849,868     1,944,742
                                           ------------


HOME EQUITY 1.6%
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  6.33%, due 4/25/32              415,138       420,364
CIT Group Home Equity Loan
  Trust
  Series 2003-1, Class A4
  3.93%, due 3/20/32              630,243       617,970
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)         517,618       522,638
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)         604,151       609,791
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36             562,124       348,431
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (e)       1,265,573       726,787
  Series 2006-S5, Class A3
  5.762%, due 6/25/35           1,316,053       408,754
  Series 2007-S1, Class A3
  5.81%, due 11/25/36 (e)         630,718       283,920
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  4.885%, due 2/25/37           1,000,000       601,885
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)         500,000       365,125
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)      1,384,679     1,408,835
JPMorgan Mortgage
  Acquisition Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 10/25/36            991,499       893,008
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37           1,000,000       661,852
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36              931,928       550,369
Morgan Stanley Mortgage Loan
  Trust
  Series 2006-17XS, Class
  A3A
  5.651%, due 10/25/46          1,931,238     1,241,241
Popular ABS Mortgage Pass-
  Through Trust
  Series 2005-5, Class AF3
  5.086%, due 11/25/35
  (b)(e)                        2,486,966     2,464,879
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)          647,956       655,671
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (b)       1,357,771     1,231,088
                                           ------------
                                             14,012,608
                                           ------------

STUDENT LOANS 0.3%
CNH Equipment Trust Series
  2010-C, Class A3
  1.17%, due 5/15/15            1,000,000       998,441
Entergy Texas Restoration
  Funding LLC
  Series 2009-A, Class A1
  2.12%, due 2/1/16               930,227       949,590
                                           ------------
                                              1,948,031
                                           ------------
Total Asset-Backed
  Securities
  (Cost $26,294,132)                         22,469,033
                                           ------------


CORPORATE BONDS 27.3%
-------------------------------------------------------

AEROSPACE & DEFENSE 1.5%
Boeing Co. (The)
  4.875%, due 2/15/20           2,300,000     2,475,927
Goodrich Corp.
  4.875%, due 3/1/20              400,000       420,321


+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest issuers held, as of December 31, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-29

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

AEROSPACE & DEFENSE (CONTINUED)
L-3 Communications Corp.
  5.20%, due 10/15/19         $ 1,200,000  $  1,219,945
Lockheed Martin Corp.
  4.25%, due 11/15/19           2,000,000     2,033,366
Northrop Grumman Corp.
  1.85%, due 11/15/15           3,800,000     3,643,486
  5.05%, due 8/1/19               780,000       833,067
Raytheon Co.
  4.875%, due 10/15/40          1,450,000     1,358,119
  6.40%, due 12/15/18           1,175,000     1,374,441
                                           ------------
                                             13,358,672
                                           ------------

AGRICULTURE 0.1%
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18            1,000,000     1,112,640
                                           ------------


AUTO MANUFACTURERS 0.1%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13           1,000,000     1,132,069
                                           ------------


BANKS 4.5%
American Express Bank FSB
  6.00%, due 9/13/17            2,000,000     2,228,804
X  Bank of America Corp.
  4.50%, due 4/1/15             4,000,000     4,065,340
  5.625%, due 7/1/20              925,000       943,030
  5.65%, due 5/1/18             1,300,000     1,328,304
BB&T Corp.
  3.375%, due 9/25/13           3,000,000     3,141,741
Citigroup, Inc.
  6.00%, due 8/15/17            2,750,000     2,982,917
Fifth Third Bancorp
  4.50%, due 6/1/18               850,000       819,188
Goldman Sachs Group, Inc.
  (The)
  5.375%, due 3/15/20           1,700,000     1,756,714
  6.00%, due 6/15/20              400,000       432,266
  6.15%, due 4/1/18             2,000,000     2,202,386
JPMorgan Chase & Co.
  4.40%, due 7/22/20            5,375,000     5,290,322
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17            1,550,000     1,718,271
KeyBank N.A.
  5.80%, due 7/1/14               740,000       792,918
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11             750,000       780,181
Morgan Stanley
  5.50%, due 1/26/20            2,300,000     2,318,457
  5.625%, due 9/23/19             800,000       815,746
PNC Bank N.A.
  6.875%, due 4/1/18            1,000,000     1,143,059
PNC Funding Corp.
  4.375%, due 8/11/20           3,000,000     2,964,906
SunTrust Bank
  5.20%, due 1/17/17              134,000       134,665
Wachovia Bank N.A.
  6.60%, due 1/15/38              850,000       935,913
Wells Fargo & Co.
  3.75%, due 10/1/14            2,750,000     2,870,684
                                           ------------
                                             39,665,812
                                           ------------

BEVERAGES 0.7%
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12           2,000,000     2,063,624
  4.125%, due 1/15/15           1,400,000     1,474,504
Coca-Cola Co. (The)
  3.15%, due 11/15/20           2,250,000     2,111,150
Coca-Cola Enterprises, Inc.
  5.00%, due 8/15/13              500,000       548,282
                                           ------------
                                              6,197,560
                                           ------------

BUILDING MATERIALS 0.5%
CRH America, Inc.
  4.125%, due 1/15/16             675,000       670,687
Masco Corp.
  4.80%, due 6/15/15            3,500,000     3,445,862
                                           ------------
                                              4,116,549
                                           ------------

CHEMICALS 0.5%
Dow Chemical Co. (The)
  4.25%, due 11/15/20             750,000       718,424
  5.70%, due 5/15/18            2,750,000     2,974,752
Eastman Chemical Co.
  3.00%, due 12/15/15           1,075,000     1,061,834
                                           ------------
                                              4,755,010
                                           ------------

COMMERCIAL SERVICES 0.0%++
McKesson Corp.
  5.25%, due 3/1/13               375,000       402,770
                                           ------------


COSMETICS & PERSONAL CARE 0.3%
Procter & Gamble Co. (The)
  1.80%, due 11/15/15           2,600,000     2,548,933
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 1.1%
X  General Electric Capital
  Corp.
  2.125%, due 12/21/12          4,000,000     4,109,744
  5.625%, due 5/1/18            3,000,000     3,271,542
  5.875%, due 1/14/38           1,000,000     1,038,049


M-30    MainStay VP Bond Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
General Electric Capital Corp. (continued)
  6.00%, due 6/15/12          $ 1,500,000  $  1,603,513
                                           ------------
                                             10,022,848
                                           ------------

ELECTRIC 3.1%
Arizona Public Service Co.
  5.50%, due 9/1/35             1,275,000     1,193,218
Carolina Power & Light Co.
  6.125%, due 9/15/33             500,000       546,979
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14             1,250,000     1,428,564
Duke Energy Carolinas LLC
  7.00%, due 11/15/18           2,000,000     2,446,056
Duke Energy Corp.
  3.35%, due 4/1/15             2,500,000     2,573,615
Entergy Mississippi, Inc.
  5.15%, due 2/1/13               500,000       528,719
Florida Power Corp.
  4.55%, due 4/1/20             1,700,000     1,771,133
FPL Group Capital, Inc.
  2.55%, due 11/15/13           1,675,000     1,712,453
Great Plains Energy, Inc.
  2.75%, due 8/15/13            2,000,000     2,020,372
Kansas City Power & Light
  Co.
  7.15%, due 4/1/19               900,000     1,062,386
Kentucky Utilities Co.
  5.125%, due 11/1/40 (a)       2,300,000     2,256,399
Nisource Finance Corp.
  5.40%, due 7/15/14              890,000       976,008
Peco Energy Co.
  5.00%, due 10/1/14              750,000       822,661
  5.35%, due 3/1/18             1,500,000     1,663,921
Pepco Holdings, Inc.
  2.70%, due 10/1/15            1,000,000       974,665
San Diego Gas & Electric Co.
  4.50%, due 8/15/40            2,000,000     1,803,200
South Carolina Electric &
  Gas Co.
  6.50%, due 11/1/18              600,000       710,792
Union Electric Co.
  5.30%, due 8/1/37               800,000       783,112
  6.70%, due 2/1/19             1,500,000     1,748,511
                                           ------------
                                             27,022,764
                                           ------------

ENVIRONMENTAL CONTROLS 0.5%
Republic Services, Inc.
  5.00%, due 3/1/20             2,000,000     2,104,460
  5.50%, due 9/15/19            2,000,000     2,181,072
                                           ------------
                                              4,285,532
                                           ------------

FINANCE--CREDIT CARD 0.8%
American Express Credit
  Corp.
  7.30%, due 8/20/13            1,500,000     1,690,287
Capital One Bank USA N.A.
  8.80%, due 7/15/19            4,000,000     4,920,156
                                           ------------
                                              6,610,443
                                           ------------

FINANCE--INVESTMENT BANKER/BROKER 0.5%
Citigroup Funding, Inc.
  2.25%, due 12/10/12           4,000,000     4,114,452
                                           ------------


FINANCE--OTHER SERVICES 0.2%
National Rural Utilities
  Cooperative Finance Corp.
  1.90%, due 11/1/15              800,000       772,254
  5.45%, due 4/10/17            1,000,000     1,102,685
                                           ------------
                                              1,874,939
                                           ------------

FOOD 0.7%
Kraft Foods, Inc.
  4.125%, due 2/9/16            2,375,000     2,493,085
Kroger Co. (The)
  7.70%, due 6/1/29             1,000,000     1,222,159
Safeway, Inc.
  5.00%, due 8/15/19              750,000       771,498
  6.25%, due 3/15/14            1,750,000     1,944,121
                                           ------------
                                              6,430,863
                                           ------------

FOREST PRODUCTS & PAPER 0.2%
International Paper Co.
  7.30%, due 11/15/39           1,225,000     1,395,818
                                           ------------


GAS 0.2%
Sempra Energy
  6.50%, due 6/1/16             1,300,000     1,509,183
                                           ------------


HEALTH CARE--SERVICES 0.8%
CIGNA Corp.
  4.375%, due 12/15/20            930,000       907,831
Laboratory Corp. of America
  Holdings
  4.625%, due 11/15/20          2,000,000     1,981,960
Roche Holdings, Inc.
  5.00%, due 3/1/14 (a)         2,700,000     2,956,697
WellPoint, Inc.
  5.80%, due 8/15/40            1,000,000     1,018,476
                                           ------------
                                              6,864,964
                                           ------------

INSURANCE 2.2%
ACE INA Holdings, Inc.
  2.60%, due 11/23/15           1,675,000     1,648,976
Hartford Financial Services
  Group, Inc.
  5.50%, due 3/30/20            1,050,000     1,065,137


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-31

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

INSURANCE (CONTINUED)
Lincoln National Corp.
  6.25%, due 2/15/20          $ 2,850,000  $  3,108,729
MetLife Global Funding I
  5.125%, due 6/10/14 (a)       2,700,000     2,936,914
Northwestern Mutual Life
  Insurance Co.
  6.063%, due 3/30/40 (a)       2,500,000     2,761,360
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)       2,700,000     2,832,589
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19             810,000     1,019,046
Prudential Financial, Inc.
  4.50%, due 11/15/20           2,550,000     2,493,772
Travelers Cos., Inc. (The)
  3.90%, due 11/1/20            1,250,000     1,214,296
                                           ------------
                                             19,080,819
                                           ------------

LODGING 0.7%
Marriott International, Inc.
  5.625%, due 2/15/13             940,000     1,008,140
  6.20%, due 6/15/16            1,850,000     2,022,686
Wyndham Worldwide Corp.
  6.00%, due 12/1/16            2,650,000     2,773,053
                                           ------------
                                              5,803,879
                                           ------------

MACHINERY--DIVERSIFIED 0.3%
Deere & Co.
  5.375%, due 10/16/29          1,100,000     1,163,580
  6.95%, due 4/25/14            1,000,000     1,161,093
                                           ------------
                                              2,324,673
                                           ------------

MEDIA 1.3%
CBS Corp.
  4.625%, due 5/15/18             950,000       946,881
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13             766,000       871,629
DIRECTV Holdings LLC/DIRECTV
  Financing Co., Inc.
  4.60%, due 2/15/21            2,000,000     1,973,986
NBC Universal, Inc.
  4.375%, due 4/1/21 (a)        1,800,000     1,747,093
  5.15%, due 4/30/20 (a)        1,800,000     1,865,923
TCM Sub LLC
  3.55%, due 1/15/15 (a)        2,900,000     2,959,960
Time Warner, Inc.
  6.10%, due 7/15/40            1,000,000     1,049,286
                                           ------------
                                             11,414,758
                                           ------------

MINING 0.5%
Alcoa, Inc.
  6.15%, due 8/15/20            2,800,000     2,875,323
Rio Tinto Finance USA, Ltd.
  3.50%, due 11/2/20            1,950,000     1,851,074
                                           ------------
                                              4,726,397
                                           ------------

MISCELLANEOUS--MANUFACTURING 0.4%
ITT Corp.
  4.90%, due 5/1/14             2,250,000     2,415,512
  6.125%, due 5/1/19            1,000,000     1,127,184
                                           ------------
                                              3,542,696
                                           ------------

OIL & GAS 0.9%
Anadarko Petroleum Corp.
  6.20%, due 3/15/40            1,800,000     1,757,128
Apache Corp.
  5.10%, due 9/1/40               750,000       728,728
EOG Resources, Inc.
  4.10%, due 2/1/21             1,700,000     1,671,987
Marathon Oil Corp.
  6.50%, due 2/15/14            1,250,000     1,407,151
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)          600,000       634,892
Pemex Project Funding Master
  Trust
  5.75%, due 3/1/18             2,000,000     2,138,374
                                           ------------
                                              8,338,260
                                           ------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14             1,460,000     1,598,342
                                           ------------


PHARMACEUTICALS 0.2%
Eli Lilly & Co.
  6.57%, due 1/1/16             1,225,000     1,439,717
                                           ------------


PIPELINES 0.6%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19            1,020,000     1,277,832
Plains All American
  Pipeline, L.P.
  8.75%, due 5/1/19             1,450,000     1,799,443
Williams Partners, L.P.
  3.80%, due 2/15/15            2,340,000     2,418,163
                                           ------------
                                              5,495,438
                                           ------------

REAL ESTATE 0.2%
AMB Property, L.P.
  6.625%, due 12/1/19           1,250,000     1,371,449
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 1.0%
AvalonBay Communities, Inc.
  6.625%, due 9/15/11             439,000       455,601
Boston Properties, L.P.
  4.125%, due 5/15/21             775,000       734,726


M-32    MainStay VP Bond Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17           $ 2,772,000  $  2,765,003
Federal Realty Investment
  Trust
  5.90%, due 4/1/20             1,050,000     1,113,543
Hospitality Properties Trust
  6.30%, due 6/15/16            1,250,000     1,314,565
Liberty Property, L.P.
  5.125%, due 3/2/15              750,000       799,455
UDR, Inc.
  5.25%, due 1/15/15            1,600,000     1,670,973
                                           ------------
                                              8,853,866
                                           ------------

RETAIL 0.3%
Home Depot, Inc.
  5.875%, due 12/16/36            350,000       364,052
Lowe's Cos., Inc.
  5.80%, due 4/15/40            1,500,000     1,587,616
Yum! Brands, Inc.
  6.875%, due 11/15/37            500,000       567,456
                                           ------------
                                              2,519,124
                                           ------------

SOFTWARE 0.1%
Oracle Corp.
  3.875%, due 7/15/20 (a)       1,350,000     1,342,016
                                           ------------


TELECOMMUNICATIONS 1.5%
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14             3,000,000     3,308,118
  8.50%, due 11/15/18           1,500,000     1,962,825
Embarq Corp.
  7.995%, due 6/1/36              250,000       272,970
Harris Corp.
  4.40%, due 12/15/20             750,000       749,960
SBC Communications, Inc.
  5.10%, due 9/15/14            1,500,000     1,641,146
  5.875%, due 2/1/12            2,500,000     2,631,902
Verizon Communications, Inc.
  7.35%, due 4/1/39             2,000,000     2,459,958
                                           ------------
                                             13,026,879
                                           ------------

TRANSPORTATION 0.4%
Burlington Northern Santa Fe
  LLC
  4.70%, due 10/1/19            2,000,000     2,090,242
  5.75%, due 5/1/40             1,000,000     1,034,617
                                           ------------
                                              3,124,859
                                           ------------

TRUCKING & LEASING 0.2%
TTX Co.
  5.00%, due 4/1/12 (a)         2,050,000     2,122,759
                                           ------------
Total Corporate Bonds
  (Cost $227,348,031)                       239,547,752
                                           ------------


MEDIUM TERM NOTE 0.1%
-------------------------------------------------------

BANKS 0.1%
Morgan Stanley
  6.625%, due 4/1/18              600,000       650,861
                                           ------------
Total Medium Term Note
  (Cost $613,818)                               650,861
                                           ------------


MORTGAGE-BACKED SECURITIES 6.3%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 6.3%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.74%, due 5/10/45 (c)        3,600,000     3,941,145
Banc of America Funding
  Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36            857,376       582,641
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.107%, due 8/25/35 (a)(c)      500,000       478,291
X  Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW11, Class A3
  5.456%, due 3/11/39 (c)       1,000,000     1,045,369
  Series 2006-PW11, Class AM
  5.456%, due 3/11/39 (c)         500,000       525,073
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41           1,000,000     1,048,836
  Series 2006-PW12, Class
  AAB
  5.697%, due 9/11/38 (c)       1,000,000     1,074,605
  Series 2007-PW16, Class A4
  5.717%, due 6/11/40 (c)       1,700,000     1,813,840
  Series 2007-T28, Class A3
  5.793%, due 9/11/42           5,000,000     5,359,919
Citigroup Commercial
  Mortgage Trust
  Series 2006-C5, Class A4
  5.431%, due 10/15/49          3,700,000     3,951,817
Commercial Mortgage Pass-
  Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46          1,900,000     1,981,674
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.539%, due 2/15/39 (d)       5,000,000     5,063,899


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-33

                                PRINCIPAL
                                   AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39         $ 2,000,000  $  2,107,157
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51           1,000,000     1,049,462
  Series 2006-LDP7, Class A4
  5.872%, due 4/15/45 (c)       2,000,000     2,187,218
  Series 2007-LD12, Class A3
  5.989%, due 2/15/51 (c)       1,000,000     1,047,388
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40           1,000,000     1,066,444
  Series 2007-C6, Class A3
  5.933%, due 7/15/40           1,000,000     1,048,071
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (d)       2,500,000     2,585,953
  Series 2007-C1, Class A3
  5.826%, due 6/12/50 (c)       2,240,000     2,358,376
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2006-4, Class A3
  5.172%, due 12/12/49 (c)      2,080,000     2,152,878
  Series 2007-8, Class A2
  5.928%, due 8/12/49 (c)       1,000,000     1,055,584
Morgan Stanley Capital I
  Series 2006-HQ8, Class A4
  5.388%, due 3/12/44 (c)       2,000,000     2,152,744
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44 (d)       1,500,000     1,556,657
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49 (d)       1,000,000     1,055,961
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (d)       1,000,000     1,026,996
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.51%, due 9/25/36 (c)        1,000,000       765,637
TBW Mortgage-Backed Pass-
  Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37            2,000,000     1,255,078
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48          2,000,000     2,018,266
  Series 2006-C28, Class A4
  5.572%, due 10/15/48          2,200,000     2,303,805
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $52,230,224)                         55,660,784
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 57.5%
-------------------------------------------------------

X  FEDERAL HOME LOAN MORTGAGE CORPORATION
  1.7%
  3.75%, due 6/28/13            6,900,000     7,389,569
  4.75%, due 1/19/16            2,000,000     2,237,784
  5.50%, due 7/18/16            4,000,000     4,632,616
  5.50%, due 2/1/40               869,791       927,721
                                           ------------
                                             15,187,690
                                           ------------


X  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 14.2%
  4.00%, due 1/1/25               826,999       850,517
  4.00%, due 3/1/25               877,242       903,696
  4.00%, due 5/1/25               965,687       994,809
  4.00%, due 1/1/39               961,341       955,948
  4.00%, due 9/1/39             2,878,705     2,860,757
  4.00%, due 11/1/40            1,999,999     1,988,779
  4.50%, due 4/1/22               677,452       714,288
  4.50%, due 4/1/23               159,387       166,759
  4.50%, due 6/1/24               349,520       365,249
  4.50%, due 7/1/24               827,845       865,098
  4.50%, due 5/1/25             1,659,922     1,736,694
  4.50%, due 9/1/35             1,079,982     1,113,459
  4.50%, due 9/1/38               840,925       863,050
  4.50%, due 2/1/39             1,459,675     1,497,168
  4.50%, due 4/1/39             1,455,371     1,492,753
  4.50%, due 6/1/39             2,623,366     2,690,749
  4.50%, due 11/1/39            7,315,524     7,503,427
  4.50%, due 12/1/39              965,027       989,814
  4.50%, due 2/1/40            10,055,518    10,313,799
  4.50%, due 4/1/40               921,965       945,646
  4.50%, due 8/1/40               928,084       951,922
  4.50%, due 9/1/40             2,970,687     3,046,990
  4.50%, due 11/1/40            3,994,752     4,097,359
  5.00%, due 4/1/23               473,249       501,718
  5.00%, due 1/1/25             8,827,707     9,325,645
  5.00%, due 6/1/25               941,756       994,877
  5.00%, due 8/1/35               585,001       616,468
  5.00%, due 8/1/37             2,646,201     2,777,791
  5.00%, due 2/1/38               815,444       855,821
  5.00%, due 4/1/38               548,458       575,616
  5.00%, due 9/1/38               254,402       266,998
  5.00%, due 2/1/39             3,303,458     3,467,030
  5.00%, due 3/1/40             4,824,200     5,062,589


M-34    MainStay VP Bond Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

X  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.00%, due 4/1/40           $   938,942  $    985,340
  5.50%, due 12/1/18              545,751       585,915
  5.50%, due 9/1/21               705,656       757,147
  5.50%, due 9/1/22               526,331       565,888
  5.50%, due 8/1/37             1,048,795     1,124,063
  5.50%, due 9/1/37             5,979,608     6,379,735
  5.50%, due 1/1/38             4,222,947     4,505,527
  5.50%, due 8/1/38             2,630,939     2,806,167
  5.50%, due 9/1/38             1,754,698     1,871,565
  5.50%, due 10/1/38            2,479,099     2,644,215
  5.50%, due 12/1/38            6,761,230     7,211,548
  5.50%, due 1/1/39             2,138,264     2,281,347
  6.00%, due 7/1/21             1,644,630     1,804,210
  6.00%, due 8/1/36             2,879,987     3,129,983
  6.00%, due 2/1/37               427,276       464,366
  6.00%, due 9/1/37             2,738,644     2,969,524
  6.00%, due 11/1/37            1,242,779     1,347,550
  6.00%, due 12/1/37            4,826,496     5,233,391
  6.00%, due 10/1/38               43,399        47,058
  6.50%, due 7/1/17               155,741       170,463
  6.50%, due 11/1/35              198,193       221,922
  6.50%, due 8/1/37               409,433       454,359
  6.50%, due 11/1/37              788,196       874,683
  6.50%, due 9/1/39             2,000,000     2,219,456
  7.00%, due 1/1/33               861,447       982,129
  7.00%, due 9/1/33               237,333       270,689
                                           ------------
                                            124,261,523
                                           ------------

X  FEDERAL NATIONAL MORTGAGE ASSOCIATION 1.6%
  2.75%, due 3/13/14            6,600,000     6,898,406
  4.625%, due 10/15/13          6,000,000     6,585,900
                                           ------------
                                             13,484,306
                                           ------------

X  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 13.3%
  3.50%, due 11/1/25            1,000,000     1,009,218
  3.50%, due 8/1/40             3,854,408     3,684,806
  3.50%, due 11/1/40            4,000,000     3,823,992
  4.00%, due 10/1/20                  612           635
  4.00%, due 3/1/22               286,812       296,505
  4.00%, due 11/1/23 TBA (e)   10,500,000    10,813,362
  4.00%, due 12/1/24              381,089       393,057
  4.00%, due 12/1/25            4,965,018     5,132,587
  4.00%, due 9/1/40               952,173       948,171
  4.00%, due 10/1/40            2,990,658     2,978,086
  4.00%, due 11/1/40            3,494,052     3,479,364
  4.50%, due 5/1/24             4,883,779     5,127,968
  4.50%, due 3/1/40             3,749,735     3,852,493
  4.50%, due 9/1/40               199,129       204,586
  5.00%, due 1/1/21               113,280       121,015
  5.00%, due 4/1/23             1,251,886     1,328,885
  5.00%, due 9/1/23               485,422       515,230
  5.00%, due 12/1/23            2,755,190     2,924,376
  5.00%, due 3/1/34             1,752,510     1,869,974
  5.00%, due 4/1/34             4,516,229     4,818,934
  5.00%, due 2/1/36             2,142,152     2,261,633
  5.00%, due 5/1/37                 9,479         9,975
  5.00%, due 2/1/38             1,153,954     1,214,105
  5.00%, due 3/1/38               577,571       609,425
  5.00%, due 4/1/38             4,769,812     5,018,445
  5.00%, due 5/1/38             9,867,729    10,382,096
  5.00%, due 7/1/38               927,700       986,355
  5.00%, due 6/1/39             1,712,466     1,802,094
  5.00%, due 10/1/39            5,726,578     6,038,827
  5.50%, due 5/1/16                35,157        37,735
  5.50%, due 1/1/21                14,676        15,824
  5.50%, due 12/1/21               54,396        58,552
  5.50%, due 1/1/22               371,232       399,596
  5.50%, due 2/1/22                23,855        25,665
  5.50%, due 7/1/35               262,266       282,040
  5.50%, due 4/1/36               678,846       727,908
  5.50%, due 12/1/36            1,000,000     1,072,273
  5.50%, due 2/1/37             4,631,326     4,962,588
  5.50%, due 6/1/37               802,681       859,440
  5.50%, due 8/1/37             1,510,053     1,623,908
  5.50%, due 12/1/37            1,000,000     1,070,711
  5.50%, due 2/1/38             1,000,000     1,070,555
  5.50%, due 3/1/38             4,600,614     4,925,207
  5.50%, due 4/1/38             1,000,001     1,070,711
  5.50%, due 7/1/38             1,000,000     1,070,555
  5.50%, due 9/1/38             1,000,000     1,070,555
  6.00%, due 1/1/36                11,163        12,168
  6.00%, due 3/1/36               467,419       509,506
  6.00%, due 10/1/38            4,541,144     4,941,515
  6.00%, due 12/1/38            5,092,686     5,540,093
  6.50%, due 10/1/36              839,285       935,837
  6.50%, due 1/1/37             1,389,585     1,549,444
  6.50%, due 8/1/37               195,712       217,676
  6.50%, due 10/1/37              639,087       710,811
  7.00%, due 9/1/37               236,317       267,613
  7.00%, due 10/1/37               11,225        12,712
  7.00%, due 11/1/37               22,398        25,364
  7.50%, due 7/1/28                80,603        92,286
                                           ------------
                                            116,805,047
                                           ------------

X  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.1%
  4.00%, due 1/3/40 TBA (e)     2,000,000     2,013,438
  4.50%, due 9/15/35              312,566       326,108


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-35

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)

X  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  4.50%, due 1/15/39          $   916,892  $    953,180
  4.50%, due 5/15/39            5,527,677     5,746,444
  4.50%, due 6/15/39            2,995,883     3,114,449
  4.50%, due 2/15/40              935,604       972,632
  4.50%, due 5/15/40              931,701       968,574
  4.50%, due 6/15/40              981,545     1,020,392
  5.00%, due 1/6/38 TBA (e)     1,000,000     1,063,125
  5.00%, due 1/15/39              372,880       396,689
  5.00%, due 3/15/39            3,145,428     3,346,266
  5.00%, due 8/15/39              376,556       400,599
  5.00%, due 7/15/40            1,900,683     2,022,043
  5.50%, due 7/15/35              312,906       339,452
  5.50%, due 8/15/35              337,129       365,730
  5.50%, due 5/15/36              395,961       428,811
  5.50%, due 7/15/36              253,423       274,448
  5.50%, due 6/15/38              589,594       637,772
  5.50%, due 8/15/38              852,929       922,625
  5.50%, due 1/15/39              397,579       430,066
  5.50%, due 7/15/39              908,192       982,592
  5.50%, due 12/15/39             315,430       341,278
  6.00%, due 1/15/36              565,225       623,186
  6.00%, due 11/15/37             328,901       362,217
  6.00%, due 12/15/37           2,028,367     2,234,043
  6.00%, due 9/15/38            2,086,814     2,297,547
  6.00%, due 10/15/38           1,267,934     1,395,973
  6.50%, due 1/15/36              336,760       380,546
  6.50%, due 3/15/36              242,012       275,067
  6.50%, due 6/15/36              458,600       518,227
  6.50%, due 9/15/36               94,644       107,068
  6.50%, due 7/15/37              497,893       561,619
  7.00%, due 7/15/31               78,157        89,661
                                           ------------
                                             35,911,867
                                           ------------

X  UNITED STATES TREASURY BONDS 1.3%
  3.875%, due 8/15/40           3,700,000     3,408,048
  4.25%, due 11/15/40           4,600,000     4,525,250
  4.50%, due 8/15/39            1,700,000     1,745,687
  6.25%, due 8/15/23            1,300,000     1,633,938
                                           ------------
                                             11,312,923
                                           ------------

X  UNITED STATES TREASURY NOTES 21.3%
  0.375%, due 9/30/12           9,800,000     9,776,647
  0.50%, due 11/30/12          10,000,000     9,987,110
  0.50%, due 11/15/13           7,000,000     6,909,763
  0.625%, due 6/30/12           3,000,000     3,008,910
  0.75%, due 9/15/13           13,500,000    13,456,759
  0.75%, due 12/15/13           7,000,000     6,950,237
  1.00%, due 7/15/13            9,700,000     9,747,724
  1.125%, due 12/15/12          8,085,000     8,168,057
  1.375%, due 5/15/12          11,000,000    11,146,091
  1.375%, due 1/15/13          14,250,000    14,467,084
  1.375%, due 11/30/15          3,000,000     2,915,391
  2.375%, due 7/31/17           5,300,000     5,230,438
  2.50%, due 3/31/15            4,340,000     4,492,247
  2.50%, due 4/30/15            7,160,000     7,402,208
  2.625%, due 8/15/20           1,610,000     1,526,356
  2.625%, due 11/15/20          5,370,000     5,065,419
  2.75%, due 12/31/17          15,000,000    15,032,820
  3.125%, due 4/30/17          31,300,000    32,432,184
  3.25%, due 6/30/16           12,700,000    13,389,572
  3.375%, due 11/15/19          5,360,000     5,471,804
                                           ------------
                                            186,576,821
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $496,206,970)                       503,540,177
                                           ------------


YANKEE BONDS 5.4% (F)
-------------------------------------------------------

BANKS 1.9%
Bank of Nova Scotia
  1.65%, due 10/29/15 (a)       4,000,000     3,823,516
  3.40%, due 1/22/15            1,800,000     1,868,238
Credit Suisse A.G.
  5.40%, due 1/14/20              750,000       765,956
Credit Suisse/New York NY
  5.30%, due 8/13/19            1,025,000     1,082,677
HSBC Bank PLC
  3.50%, due 6/28/15 (a)        2,450,000     2,511,507
  4.125%, due 8/12/20 (a)       1,800,000     1,730,016
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)         800,000       855,776
Svenska Handelsbanken AB
  4.875%, due 6/10/14 (a)       1,000,000     1,062,988
Westpac Banking Corp.
  4.875%, due 11/19/19          2,500,000     2,627,012
                                           ------------
                                             16,327,686
                                           ------------

BEVERAGES 0.2%
Diageo Capital PLC
  5.75%, due 10/23/17           1,750,000     1,984,869
                                           ------------


CHEMICALS 0.1%
Potash Corp. of
  Saskatchewan, Inc.
  5.625%, due 12/1/40           1,150,000     1,160,601
                                           ------------


FINANCE--INVESTMENT BANKER/BROKER 0.3%
BNP Paribas Home Loan
  Covered Bonds S.A.
  2.20%, due 11/2/15 (a)        3,000,000     2,873,160
                                           ------------




M-36    MainStay VP Bond Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
YANKEE BONDS (CONTINUED)

MINING 0.3%
Teck Resources, Ltd.
  3.85%, due 8/15/17          $   700,000  $    710,070
  4.50%, due 1/15/21            1,900,000     1,931,753
                                           ------------
                                              2,641,823
                                           ------------

OIL & GAS 0.3%
BP Capital Markets PLC
  4.50%, due 10/1/20              750,000       748,192
Petroleos Mexicanos
  4.875%, due 3/15/15             800,000       842,000
Shell International Finance
  B.V.
  4.00%, due 3/21/14              750,000       798,072
                                           ------------
                                              2,388,264
                                           ------------

PHARMACEUTICALS 0.2%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19           1,575,000     1,742,004
                                           ------------


PIPELINES 0.4%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13              500,000       529,950
  7.25%, due 8/15/38            1,000,000     1,243,467
  7.625%, due 1/15/39             950,000     1,228,416
                                           ------------
                                              3,001,833
                                           ------------

SOVEREIGN 0.2%
Svensk Exportkredit AB
  3.25%, due 9/16/14            1,425,000     1,492,565
                                           ------------


TELECOMMUNICATIONS 1.5%
America Movil SAB de CV
  6.125%, due 3/30/40           2,000,000     2,120,960
Deutsche Telekom
  International Finance B.V.
  6.00%, due 7/8/19             2,800,000     3,167,494
  6.75%, due 8/20/18            1,920,000     2,270,450
France Telecom S.A.
  2.125%, due 9/16/15           1,000,000       973,437
Telecom Italia Capital S.A.
  5.25%, due 10/1/15              250,000       255,965
Telefonica Emisiones SAU
  5.134%, due 4/27/20           2,800,000     2,695,675
Vodafone Group PLC
  5.625%, due 2/27/17           1,750,000     1,953,607
                                             13,437,588
                                           ------------
Total Yankee Bonds
  (Cost $44,340,324)                         47,050,393
                                           ------------
Total Long-Term Bonds
  (Cost $847,033,499)                       868,919,000
                                           ------------


SHORT-TERM INVESTMENTS 4.2%
-------------------------------------------------------

FINANCIAL COMPANY COMMERCIAL PAPER 2.2%
BNP Paribas Finance, Inc.
  0.21%, due 1/6/11 (g)        19,100,000    19,099,443
                                           ------------
Total Financial Company
  Commercial Paper
  (Cost $19,099,443)                         19,099,443
                                           ------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $31,381
  (Collateralized by a
  United States Treasury
  Note with a rate of 2.50%
  and a maturity date of
  4/30/15, with a Principal
  Amount of $35,000 and a
  Market Value of $36,313)         31,381        31,381
                                           ------------
Total Repurchase Agreement
  (Cost $31,381)                                 31,381
                                           ------------

U.S. GOVERNMENT 2.0%
United States Treasury Bill
  0.037%, due 1/20/11 (g)      17,900,000    17,899,642
                                           ------------
Total U.S. Government
  (Cost $17,899,622)                         17,899,642
                                           ------------
Total Short-Term Investments
  (Cost $37,030,446)                         37,030,466
                                           ------------
Total Investments
  (Cost $884,063,945) (h)           103.4%  905,949,466
Other Assets, Less
  Liabilities                        (3.4)  (29,859,997)
                              -----------  ------------

Net Assets                          100.0% $876,089,469
                              ===========  ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at December 31,
     2010 is $7,258,027, which represents 0.8%
     of the Portfolio's net assets.
(c)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the
     rate in effect at December 31, 2010.
(d)  Floating rate--Rate shown is the rate in
     effect at December 31, 2010.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-37

(e)  TBA--Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2010 is $13,889,925, which represents 1.6% of the Portfolio's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  Interest rate presented is yield to
     maturity.
(h)  At December 31, 2010, cost is
     $884,369,698 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $ 31,848,636
Gross unrealized depreciation       (10,268,868)
                                   ------------
Net unrealized appreciation        $ 21,579,768
                                   ============



The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                             $     --  $ 22,469,033      $     --  $ 22,469,033
  Corporate Bonds                                           --   239,547,752            --   239,547,752
  Medium Term Note                                          --       650,861            --       650,861
  Mortgage-Backed Securities                                --    55,660,784            --    55,660,784
  U.S. Government & Federal Agencies                        --   503,540,177            --   503,540,177
  Yankee Bonds                                              --    47,050,393            --    47,050,393
                                                      --------  ------------      --------  ------------
Total Long-Term Bonds                                       --   868,919,000            --   868,919,000
                                                      --------  ------------      --------  ------------
Short-Term Investments
  Financial Company Commercial Paper                        --    19,099,443            --    19,099,443
  Repurchase Agreement                                      --        31,381            --        31,381
  U.S. Government                                           --    17,899,642            --    17,899,642
                                                      --------  ------------      --------  ------------
Total Short-Term Investments                                --    37,030,466            --    37,030,466
                                                      --------  ------------      --------  ------------
Total Investments in Securities                            $--  $905,949,466           $--  $905,949,466
                                                      ========  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


M-38    MainStay VP Bond Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $884,063,945)      $905,949,466
Receivables:
  Interest                               5,950,533
  Fund shares sold                         780,450
                                      ------------
     Total assets                      912,680,449
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased       35,786,403
  Manager (See Note 3)                     360,694
  Fund shares redeemed                     238,049
  Shareholder communication                 71,033
  NYLIFE Distributors (See Note 3)          68,109
  Professional fees                         58,500
  Custodian                                  4,923
  Directors                                  2,087
Accrued expenses                             1,182
                                      ------------
     Total liabilities                  36,590,980
                                      ------------
Net assets                            $876,089,469
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    600,349
Additional paid-in capital             815,060,190
                                      ------------
                                       815,660,539
Undistributed net investment income     26,857,313
Accumulated net realized gain on
  investments and futures
  transactions                          11,686,096
Net unrealized appreciation on
  investments                           21,885,521
                                      ------------
Net assets                            $876,089,469
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $554,818,163
                                      ============
Shares of capital stock outstanding     37,917,646
                                      ============
Net asset value per share
  outstanding                         $      14.63
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $321,271,306
                                      ============
Shares of capital stock outstanding     22,117,258
                                      ============
Net asset value per share
  outstanding                         $      14.53
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-39

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest                            $30,970,352
                                      -----------
EXPENSES
  Manager (See Note 3)                  3,994,245
  Distribution and service--Service
     Class (See Note 3)                   698,086
  Shareholder communication               217,623
  Professional fees                       149,080
  Custodian                                63,653
  Directors                                27,617
  Miscellaneous                            31,985
                                      -----------
     Total expenses                     5,182,289
                                      -----------
Net investment income                  25,788,063
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
-------------------------------------------------
Net realized gain (loss) on:
  Security transactions                13,979,687
  Futures transactions                    (27,529)
                                      -----------
Net realized gain on investments and
  futures transactions                 13,952,158
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                          18,781,524
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         32,733,682
                                      -----------
Net increase in net assets resulting
  from operations                     $58,521,745
                                      ===========





M-40    MainStay VP Bond Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010           2009
INCREASE IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income        $  25,788,063  $  25,327,340
 Net realized gain on
  investments and futures
  transactions                   13,952,158     10,384,129
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    18,781,524     11,774,992
                              ----------------------------
 Net increase in net assets
  resulting from operations      58,521,745     47,486,461
                              ----------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class               (16,585,825)   (21,915,205)
    Service Class                (9,305,652)    (8,941,088)
                              ----------------------------
                                (25,891,477)   (30,856,293)
                              ----------------------------
 From net realized gain on
  investments:
    Initial Class                (6,894,075)    (1,792,095)
    Service Class                (4,070,171)      (766,418)
                              ----------------------------
                                (10,964,246)    (2,558,513)
                              ----------------------------
 Total dividends and
  distributions to
  shareholders                  (36,855,723)   (33,414,806)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        231,847,321    166,741,328
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              36,855,723     33,414,806
 Cost of shares redeemed       (152,295,098)  (110,257,248)
                              ----------------------------
    Increase in net assets
     derived from capital
     share transactions         116,407,946     89,898,886
                              ----------------------------
    Net increase in net
     assets                     138,073,968    103,970,541
NET ASSETS
----------------------------------------------------------
Beginning of year               738,015,501    634,044,960
                              ----------------------------
End of year                   $ 876,089,469  $ 738,015,501
                              ============================
Undistributed net investment
 income at end of year        $  26,857,313  $  25,891,451
                              ============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                     INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  14.17        $  13.82        $  13.96        $  13.60        $  13.16
                                     --------        --------        --------        --------        --------
Net investment income                    0.48 (a)        0.56 (a)        0.64 (a)        0.53            0.58
Net realized and unrealized gain
  (loss) on investments                  0.64            0.51           (0.16)           0.35            0.02
                                     --------        --------        --------        --------        --------
Total from investment operations         1.12            1.07            0.48            0.88            0.60
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.47)          (0.67)          (0.62)          (0.52)          (0.16)
  From net realized gain on
     investments                        (0.19)          (0.05)          (0.00)++           --              --
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.66)          (0.72)          (0.62)          (0.52)          (0.16)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  14.63        $  14.17        $  13.82        $  13.96        $  13.60
                                     ========        ========        ========        ========        ========
Total investment return                  7.84%           7.77%           3.72%           6.52%           4.55%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  3.26%           3.97%           4.58%           4.89%           4.66%
  Net expenses                           0.55%           0.55%           0.54%           0.50%           0.52%
Portfolio turnover rate (b)               127%            158%            304%            265%            166%
Net assets at end of year (in
  000's)                             $554,818        $515,186        $451,804        $508,892        $410,139



++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The portfolio turnover rates not including mortgage dollar rolls were 97%,
     151%, 297%, 256% and 147% for the fiscal years ended December 31, 2010, 2009,
     2008, 2007 and 2006, respectively.





M-42    MainStay VP Bond Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
        2010              2009              2008              2007              2006

      $  14.09          $  13.75          $  13.90          $  13.55          $  13.12
      --------          --------          --------          --------          --------
          0.44 (a)          0.52 (a)          0.60 (a)          0.49              0.57
          0.63              0.51             (0.15)             0.35              0.00 ++
      --------          --------          --------          --------          --------
          1.07              1.03              0.45              0.84              0.57
      --------          --------          --------          --------          --------

         (0.44)            (0.64)            (0.60)            (0.49)            (0.14)
         (0.19)            (0.05)            (0.00)++             --                --
      --------          --------          --------          --------          --------
         (0.63)            (0.69)            (0.60)            (0.49)            (0.14)
      --------          --------          --------          --------          --------
      $  14.53          $  14.09          $  13.75          $  13.90          $  13.55
      ========          ========          ========          ========          ========
          7.58%             7.50%             3.47%             6.25%             4.29%

          2.99%             3.70%             4.34%             4.64%             4.41%
          0.80%             0.80%             0.79%             0.75%             0.77%
           127%              158%              304%              265%              166%
      $321,271          $222,830          $182,241          $139,595          $103,352




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                            M-43

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.




(LINE GRAPH)

                                 MAINSTAY         LIPPER VARIABLE
                                 VP CASH           PRODUCTS MONEY
                          MANAGEMENT PORTFOLIO      MARKET FUND
                              INITIAL CLASS           AVERAGE
                          --------------------    ---------------
12/31/00                          10000                10000
12/31/01                          10384                10376
12/31/02                          10525                10512
12/31/03                          10595                10582
12/31/04                          10684                10673
12/31/05                          11001                10963
12/31/06                          11504                11464
12/31/07                          12063                12015
12/31/08                          12325                12290
12/31/09                          12331                12315
12/31/10                          12332                12317




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------


                                                                             GROSS
                                                                            EXPENSE
CLASS                            ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------------
Initial Class Shares               0.01%        2.31%          2.12%         0.48%
-----------------------------------------------------------------------------------

7-DAY CURRENT YIELD: 0.01%(3)



BENCHMARK PERFORMANCE                                     ONE      FIVE     TEN
                                                          YEAR    YEARS    YEARS
Lipper Variable Products Money Market Fund Average(4)    0.01%    2.34%    2.11%
--------------------------------------------------------------------------------







1. Performance figures reflect certain fee waivers, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.10% for Initial Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. As of December 31, 2010, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio's earnings than the total return.
4. The Lipper Variable Products Money Market Fund Average is representative of portfolios that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 60 days. These portfolios intend to keep constant net asset value. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-44    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,000.00        $1.26          $1,023.90         $1.28
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.25% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-45

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(PORTFOLIO COMPOSITION PIE CHART)

Other Commercial Paper                          36.80
Financial Company Commercial Paper              18.60
Treasury Repurchase Agreements                  16.60
Treasury Debt                                    9.80
Government Agency Debt                           9.00
Other Notes                                      6.70
Asset-Backed Commercial Paper                    2.50
Other Assets, Less Liabilities                  (0.00)




See Portfolio of Investments beginning on page M-49 for specific holdings within these categories.

++ Less than one-tenth percent.




M-46    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by David Clement, CFA, and Thomas J. Girard of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the seven-day period ended December 31, 2010, MainStay VP Cash Management Portfolio provided a current yield of 0.01% and an effective yield of 0.01%. For the 12 months ended December 31, 2010, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio performed in line with the 0.01% return of the Lipper(2) Variable Products Money Market Fund Average for the 12 months ended December 31, 2010.

WHAT SIGNIFICANT FACTORS AND RISKS INFLUENCED THE MARKETS IN WHICH THE PORTFOLIO INVESTED DURING THE REPORTING PERIOD?

Short-term interest rates remained low during 2010, and the supply of commercial paper continued to decline. During the year, new SEC guidelines went into effect mandating that money market funds maintain dollar-weighted average maturities of 60 days or less. The new guidelines also reduced the amount of the Portfolio's assets that could be invested in second-tier commercial paper and mandated that stress tests be conducted on a regular basis. In light of these new regulations, effective May 1, 2010, the Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Increased exposure to Treasury bills and repurchase agreements hurt the Portfolio's performance, while maintaining what we considered to be a longer-than-neutral duration in the early portion of the reporting period helped the Portfolio's results. Our investments in FDIC-backed floating-rate securities continued to have a positive impact on performance, as did our investments in asset-backed securities.

WHAT WAS THE PORTFOLIO'S DURATION(3) STRATEGY DURING THE REPORTING PERIOD?

The longer duration that we maintained early in the reporting period helped Portfolio's return because the yield curve(4) remained upward-sloping. During the second quarter of 2010, we shortened the Portfolio's duration to be compliant with the new money market regulations. Since the new regulations called for a shorter duration than was previously permitted (60 days as opposed to 90), the positive impact of having had a longer duration was gradually muted during the second half of 2010.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

The Federal Reserve maintained the targeted federal funds rate in a range near zero, which gave us the confidence to go out further on an upward-sloping yield curve. The results were investments in longer-dated Treasury coupon securities, callable agency coupon securities and asset-backed securities. Asset-backed securities must be booked to their legal maturity even though the average lives are generally much shorter. We were comfortable using duration in this environment (that is, having a longer average life) because Federal Reserve policy remained highly accommodative.

We hedged this positioning by participating in the floating-rate securities market. These securities allowed us to accomplish two things. If for some reason rates rose, we would participate; and in our opinion, floating-rate securities offered compelling yields compared to alternative investments.

We maintained a negative view of foreign banks, a perspective that was reinforced by market concerns about European sovereign debt. For the most part, we continued to stay away from this sector, except for some shorter-dated commercial paper investments in some of the stronger issuers.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

The market segments that made the strongest contributions to the Portfolio's performance during the reporting period were corporate and FDIC-backed floating-rate securities, asset-backed securities and callable agency securities. Investments in Treasury bills and repurchase agreements were the Portfolio's strongest detractors.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, significant purchases included a Pepsi corporate floater due 7/15/2011, a Federal Home Loan Bank callable 0.34 security due 11/15/2011, and a General Electric Equipment ABS transaction: GE Equipment Midticket


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-47

Trust 2010-1 A1 due 9/14/11. There were no significant sales during the reporting period.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its sector weightings in asset-backed securities, repurchase agreements, floating-rate securities and commercial paper. Over the same period, the Portfolio decreased its sector weightings in government and agency securities and corporate bonds.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio had no significant overweight or underweight positions.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Cash Management Portfolio on this page and the preceding pages has not been audited.


M-48    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010


                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS 100.0%+
-------------------------------------------------------

ASSET-BACKED COMMERCIAL PAPER 2.5%
Straight-A Funding LLC
  0.082%, due 3/9/11 (a)      $ 8,260,000  $  8,258,745
  0.25%, due 1/10/11 (a)(b)     8,750,000     8,749,453
                                           ------------
                                             17,008,198
                                           ------------

FINANCIAL COMPANY COMMERCIAL PAPER 18.6%
American Honda Finance Corp.
  0.21%, due 1/20/11 (a)        8,260,000     8,259,085
  0.22%, due 2/23/11 (a)        8,500,000     8,497,247
BNP Paribas Finance, Inc.
  0.21%, due 1/6/11 (a)         7,600,000     7,599,778
  0.25%, due 1/7/11 (a)         8,500,000     8,499,646
Caterpillar Financial
  Services Corp.
  0.18%, due 1/25/11 (a)        3,545,000     3,544,575
European Investment Bank
  0.22%, due 1/24/11 (a)        5,250,000     5,249,262
General Electric Capital
  Corp.
  0.16%, due 2/14/11 (a)        8,250,000     8,248,387
John Deere Capital Corp.
  0.23%, due 1/12/11 (a)(b)     8,500,000     8,499,403
National Cooperative
  Services
  0.30%, due 2/3/11 (a)         8,260,000     8,257,728
National Rural Utilities
  Cooperative Finance Corp.
  0.25%, due 1/18/11 (a)        3,600,000     3,599,575
  0.25%, due 1/24/11 (a)        5,060,000     5,059,192
PACCAR Financial Corp.
  0.20%, due 1/4/11 (a)         8,750,000     8,749,854
Private Export Funding Corp.
  0.19%, due 2/7/11 (a)(b)      6,750,000     6,748,682
  0.31%, due 5/11/11 (a)(b)     8,435,000     8,425,557
Societe Generale North
  America, Inc.
  0.25%, due 1/3/11 (a)        10,000,000     9,999,861
  0.255%, due 1/5/11 (a)        8,250,000     8,249,766
Toyota Motor Credit Corp.
  0.20%, due 1/6/11 (a)         7,085,000     7,084,803
                                           ------------
                                            124,572,401
                                           ------------

GOVERNMENT AGENCY DEBT 9.0%
Federal Farm Credit Bank
  0.24%, due 11/4/11 (c)        6,880,000     6,880,000
  0.293%, due 9/16/11 (c)       5,250,000     5,249,815
Federal Home Loan Bank
  0.333%, due 7/29/11 (c)       8,750,000     8,750,000
  0.34%, due 11/15/11           8,565,000     8,565,000
  0.41%, due 12/9/11            3,360,000     3,360,000
Federal Home Loan Mortgage
  Corporation (Discount
  Note)
  0.25%, due 5/2/11 (a)         2,275,000     2,273,088
Federal National Mortgage
  Association
  0.221%, due 9/19/11 (c)       8,500,000     8,500,323
Federal National Mortgage
  Association (Discount
  Notes)
  0.243%, due 4/11/11 (a)       4,420,000     4,416,927
  0.33%, due 2/22/11 (a)        6,000,000     5,997,140
International Bank for
  Reconstruction &
  Development
  0.171%, due 3/1/11            6,800,000     6,797,994
                                           ------------
                                             60,790,287
                                           ------------

OTHER COMMERCIAL PAPER 36.8%
Abbot Laboratories
  0.17%, due 1/20/11 (a)(b)     5,075,000     5,074,545
Apache Corp.
  0.38%, due 1/5/11 (a)         2,700,000     2,699,886
Archer-Daniels-Midland Co.
  0.22%, due 1/27/11 (a)(b)     6,250,000     6,249,007
  0.24%, due 2/16/11 (a)(b)     8,500,000     8,497,393
Basin Electric Power
  Cooperative, Inc.
  0.23%, due 2/23/11 (a)(b)     4,950,000     4,948,324
  0.24%, due 1/27/11 (a)(b)     7,500,000     7,498,700
Becton, Dickinson & Co.
  0.18%, due 1/19/11 (a)        8,500,000     8,499,235
Coca-Cola Co. (The)
  0.23%, due 1/11/11 (a)        8,750,000     8,749,441
Duke Energy Corp.
  0.33%, due 1/4/11 (a)(b)      2,700,000     2,699,926
Emerson Electric Co.
  0.17%, due 1/3/11 (a)(b)      6,800,000     6,799,936
Google, Inc.
  0.18%, due 2/7/11 (a)(b)      8,750,000     8,748,381
  0.19%, due 3/15/11 (a)(b)     6,000,000     5,997,688
Hewlett-Packard Co.
  0.15%, due 1/7/11 (a)(b)      8,250,000     8,249,794
  0.18%, due 1/5/11 (a)(b)     10,000,000     9,999,800
Johnson & Johnson
  0.15%, due 1/4/11 (a)(b)      8,500,000     8,499,894
Medtronic, Inc.
  0.20%, due 1/28/11 (a)(b)     8,750,000     8,748,687
  0.22%, due 2/22/11 (a)(b)     9,000,000     8,997,140
Nestle Capital Corp.
  0.24%, due 4/1/11 (a)(b)      8,750,000     8,744,750
NextEra Energy Capital
  Holdings, Inc.
  0.36%, due 1/10/11 (a)        2,700,000     2,699,757
Novartis Finance Corp.
  0.18%, due 1/5/11 (a)         6,600,000     6,599,868
  0.19%, due 1/7/11 (a)         8,250,000     8,249,739
NSTAR
  0.20%, due 1/4/11 (a)         6,750,000     6,749,887


+ Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-49

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)
OTHER COMMERCIAL PAPER (CONTINUED)
PepsiCo, Inc.
  0.18%, due 2/8/11 (a)(b)    $ 8,435,000  $  8,433,397
Procter & Gamble
  International Funding SCA
  0.16%, due 1/24/11 (a)(b)     3,864,000     3,863,605
  0.18%, due 1/14/11 (a)(b)     8,460,000     8,459,450
Schlumberger Technology
  Corp.
  0.21%, due 1/24/11 (a)        7,500,000     7,498,994
  0.22%, due 1/18/11 (a)        6,200,000     6,199,356
South Carolina Fuel Co.,
  Inc.
  0.33%, due 1/12/11 (a)(b)     2,700,000     2,699,728
Southern Co.
  0.27%, due 1/11/11 (a)        2,740,000     2,739,795
Southern Co. Funding Corp.
  0.25%, due 1/3/11 (a)(b)      8,500,000     8,499,882
  0.26%, due 1/19/11 (a)(b)     4,950,000     4,949,356
Virginia Electric and Power
  Co.
  0.35%, due 1/10/11 (a)        2,700,000     2,699,764
Walt Disney Co. (The)
  0.17%, due 2/7/11 (a)(b)      9,000,000     8,998,427
  0.17%, due 2/22/11 (a)(b)     8,250,000     8,247,974
Wisconsin Energy Corp.
  0.30%, due 1/4/11 (a)         2,700,000     2,699,933
WW Grainger, Inc.
  0.19%, due 1/6/11 (a)         8,500,000     8,499,776
  0.20%, due 1/19/11 (a)        8,435,000     8,434,156
                                           ------------
                                            246,925,371
                                           ------------

OTHER NOTES 6.7%
Ally Auto Receivables Trust
  Series 2010-4, Class A1
  0.336%, due 11/15/11          1,869,068     1,869,068
  Series 2010-2, Class A1
  0.586%, due 7/15/11             532,622       532,622
Berkshire Hathaway Finance
  Corp.
  0.266%, due 2/10/11 (c)      10,900,000    10,900,127
BMW Vehicle Lease Trust
  Series 2010-1, Class A1
  0.298%, due 10/17/11          1,887,302     1,887,302
CarMax Auto Owner Trust
  Series 2010-3, Class A1
  0.313%, due 11/15/11          1,616,716     1,616,716
CNH Equipment Trust
  Series 2010-C, Class A1
  0.427%, due 12/9/11           2,170,541     2,170,541
Ford Credit Auto Owner Trust
  Series 2010-B, Class A1
  0.506%, due 8/15/11 (b)         778,458       778,458
GE Equipment Midticket LLC
  Series 2010-1, Class A1
  0.351%, due 9/14/11 (b)       1,090,561     1,090,561
General Electric Capital
  Corp.
  0.382%, due 3/11/11 (c)(d)    5,500,000     5,500,000
Holmes Master Issuer PLC
  Series 2010-1A, Class A1
  0.41%, due 10/15/11 (b)(c)    3,400,000     3,400,000
Hyundai Auto Receivables
  Trust
  Series 2010-B, Class A1
  0.371%, due 9/15/11             919,800       919,800
John Deere Owner Trust
  Series 2010-A, Class A1
  0.344%, due 5/16/11             250,065       250,065
Mercedes-Benz Auto
  Receivables Trust Series
  2010-1, Class A1
  0.309%, due 5/13/11              69,467        69,467
Navistar Financial Corp.
  Owner Trust
  Series 2010-B, Class A1
  0.345%, due 10/18/11 (b)      1,829,503     1,829,503
  Series 2010-A, Class A1
  0.608%, due 6/20/11 (b)       1,072,660     1,072,660
Nissan Auto Receivables
  Owner Trust Series 2010-A,
  Class A1
  0.356%, due 10/17/11          2,278,515     2,278,515
PepsiCo, Inc.
  0.319%, due 7/15/11 (c)       5,250,000     5,251,451
Volkswagen Auto Lease Trust
  Series 2010-A, Class A1
  0.299%, due 11/21/11          2,792,700     2,792,700
Volvo Financial Equipment
  LLC
  Series 2010-1A, Class A1
  0.51%, due 5/16/11 (b)          991,532       991,532
                                           ------------
                                             45,201,088
                                           ------------


TREASURY DEBT 9.8%
United States Treasury Bills
  0.103%, due 1/13/11 (a)       6,750,000     6,749,768
  0.195%, due 6/30/11 (a)       8,310,000     8,301,898
United States Treasury Notes
  0.875%, due 1/31/11           7,500,000     7,503,086
  0.875%, due 3/31/11          12,125,000    12,142,543
  1.00%, due 8/31/11            8,750,000     8,790,758
  1.00%, due 9/30/11            8,680,000     8,726,459
  1.00%, due 10/31/11           8,325,000     8,373,456
  1.00%, due 12/31/11           5,065,000     5,098,141
                                           ------------
                                             65,686,109
                                           ------------



M-50    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
SHORT-TERM INVESTMENTS (CONTINUED)
TREASURY REPURCHASE AGREEMENTS 16.6%
Deutsche Bank Securities,
  Inc.
  0.18%, dated 12/31/10
  due 1/3/10
  Proceeds at Maturity
  $37,100,557
  (Collateralized by a
  United States Treasury
  Note with a rate of 2.125%
  and a maturity date of
  12/31/15, with a Principal
  Amount of $37,747,700 and
  a Market Value of
  $37,842,069)                $37,100,000  $ 37,100,000
Morgan Stanley Co.
  0.08%, dated 12/31/10
  due 1/3/10
  Proceeds at Maturity
  $37,035,247
  (Collateralized by a
  United States Treasury
  Note with a rate of 1.875%
  and a maturity date of
  7/15/13, with a Principal
  Amount of $29,545,500 and
  a Market Value of
  $37,775,703)                 37,035,000    37,035,000
SG Americas Securities LLC
  0.20%, dated 12/31/10
  due 1/3/10
  Proceeds at Maturity
  $37,100,618
  (Collateralized by a
  United States Treasury
  Note with a rate of 0.50%
  and a maturity date of
  10/15/13, with a Principal
  Amount of $38,289,000 and
  a Market Value of
  $37,842,079)                 37,100,000    37,100,000
                                           ------------
                                            111,235,000
                                           ------------
Total Short-Term Investments
  (Amortized Cost
  $671,418,454) (e)                 100.0%  671,418,454
Other Assets, Less
  Liabilities                        (0.0)++   (208,193)
                              -----------  ------------


Net Assets                          100.0% $671,210,261
                              ===========  ============





++   Less than one-tenth of a percent.
(a)  Interest rate presented is yield to
     maturity.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Floating rate--Rate shown is the rate in
     effect at December 31, 2010.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States.  The expiration date
     of the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(e)  The amortized cost also represents the
     aggregate cost for federal income tax
     purposes.


The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Short-Term Investments
  Asset-Backed Commercial Paper                       $     --  $ 17,008,198      $     --  $ 17,008,198
  Financial Company Commercial Paper                        --   124,572,401            --   124,572,401
  Government Agency Debt                                    --    60,790,287            --    60,790,287
  Other Commercial Paper                                    --   246,925,371            --   246,925,371
  Other Notes                                               --    45,201,088            --    45,201,088
  Treasury Debt                                             --    65,686,109            --    65,686,109
  Treasury Repurchase Agreements                            --   111,235,000            --   111,235,000
                                                      --------  ------------      --------  ------------
Total Investments in Securities                            $--  $671,418,454           $--  $671,418,454
                                                      ========  ============      ========  ============




For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-51

INDUSTRY DIVERSIFICATION

The table below sets forth the diversification of the VP Cash Management Portfolio investments by industry.

                                                                       AMORTIZED
                                                                            COST  PERCENT +
Agriculture                                                         $ 14,746,400      2.2%
Automobile                                                            15,646,811      2.3
Banks                                                                 18,249,627      2.7
Beverages                                                             22,434,289      3.3
Computers                                                             18,249,594      2.7
Cosmetics & Personal Care                                             12,323,055      1.8
Distribution & Wholesale                                              16,933,932      2.5
Diversified Financial Services                                       123,581,710     18.5
Electric                                                              46,185,324      6.9
Electrical Components & Equipment                                      6,799,936      1.0
Food                                                                   8,744,750      1.3
Health Care--Products                                                 34,744,956      5.2
Holding Companies--Diversified                                         2,699,728      0.4
Insurance                                                             10,900,127      1.6
Internet                                                              14,746,069      2.2
Media                                                                 17,246,401      2.6
Multi-National                                                        12,047,256      1.8
Oil & Gas                                                             16,398,236      2.4
Other ABS                                                              4,502,699      0.7
Pharmaceuticals                                                       19,924,152      3.0
Repurchase Agreements                                                111,235,000     16.6
U.S. Government & Agency                                             119,678,402     17.8
WL Collateral CMO                                                      3,400,000      0.5
                                                                    ------------    -----
                                                                     671,418,454    100.0
Other Assets, Less Liabilities                                          (208,193)    (0.0)++
                                                                    ------------    -----
Net Assets                                                          $671,210,261    100.0%
                                                                    ============    =====





+    Percentages indicated are based on Portfolio net assets.
++   Less than one-tenth of a percent.




M-52    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (amortized cost $560,183,454)       $560,183,454
Repurchase agreements , at value
  (identified cost $111,235,000)       111,235,000
Cash                                           300
Receivables:
  Fund shares sold                       1,702,274
  Interest                                 148,884
                                      ------------
     Total assets                      673,269,912
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Fund shares redeemed                   1,789,085
  Manager (See Note 3)                      93,932
  Shareholder communication                 59,379
  Professional fees                         45,636
  Custodian                                  2,555
  Directors                                  1,744
Accrued expenses                               227
Dividend payable                            67,093
                                      ------------
     Total liabilities                   2,059,651
                                      ------------
Net assets                            $671,210,261
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 2.45 billion
  shares authorized                   $  6,712,310
Additional paid-in capital             664,503,901
                                      ------------
                                       671,216,211
Distributions in excess of net
  investment income                         (5,950)
                                      ------------
Net assets applicable to outstanding
  shares                              $671,210,261
                                      ============
Shares of capital stock outstanding    671,230,963
                                      ============
Net asset value per share
  outstanding                         $       1.00
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-53

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Interest                             $ 1,873,220
                                       -----------
EXPENSES
  Manager (See Note 3)                   3,144,818
  Shareholder communication                197,482
  Professional fees                        166,694
  Directors                                 25,404
  Custodian                                 24,786
  Miscellaneous                             27,903
                                       -----------
     Total expenses before waiver        3,587,087
  Expense waiver from Manager (See
     Note 3)                            (1,757,271)
                                       -----------
     Net expenses                        1,829,816
                                       -----------
Net investment income                       43,404
                                       -----------

REALIZED GAIN ON INVESTMENTS
--------------------------------------------------
Net realized gain on investments            21,521
                                       -----------
Net increase in net assets resulting
  from operations                      $    64,925
                                       ===========





M-54    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010            2009
DECREASE IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income       $      43,404  $      470,251
 Net realized gain on
  investments                       21,521          11,848
                             -----------------------------
 Net increase in net
  assets resulting from
  operations                        64,925         482,099
                             -----------------------------
Dividends to shareholders:
 From net investment
     income                       (131,787)       (470,251)
                             -----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       484,805,595     495,040,021
 Net asset value of shares
  issued to shareholders
  in reinvestment of
  dividends                        131,787         470,251
 Cost of shares redeemed      (578,778,542)   (826,291,881)
                             -----------------------------
    Decrease in net assets
     derived from capital
     share transactions        (93,841,160)   (330,781,609)
                             -----------------------------
    Net decrease in net
     assets                    (93,908,022)   (330,769,761)
NET ASSETS
----------------------------------------------------------
Beginning of year              765,118,283   1,095,888,044
                             -----------------------------
End of year                  $ 671,210,261  $  765,118,283
                             =============================
Undistributed
 (distributions in excess
 of)
 net investment income at
 end of year                 $      (5,950) $       60,912
                             =============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-55

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                              YEAR ENDED DECEMBER 31,
                                       2010            2009             2008             2007            2006
Net asset value at beginning of
  year                               $   1.00        $   1.00        $     1.00        $   1.00        $   1.00
                                     --------        --------        ----------        --------        --------
Net investment income                    0.00 ++         0.00 ++           0.02            0.05            0.04
Net realized and unrealized gain
  (loss) on investments                  0.00 ++         0.00 ++           0.00 ++         0.00 ++        (0.00)++
                                     --------        --------        ----------        --------        --------
Total from investment operations         0.00 ++         0.00 ++           0.02            0.05            0.04
                                     --------        --------        ----------        --------        --------
Less dividends:
  From net investment income            (0.00)++        (0.00)++          (0.02)          (0.05)          (0.04)
                                     --------        --------        ----------        --------        --------
Net asset value at end of year       $   1.00        $   1.00        $     1.00        $   1.00        $   1.00
                                     ========        ========        ==========        ========        ========
Total investment return                  0.01%           0.05%             2.18%           4.86%           4.57%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.01%           0.05%             2.02%           4.71%           4.50%
  Net expenses                           0.25%           0.41%             0.50%           0.50%           0.52%
  Expenses (before waiver)               0.50%           0.51%             0.50%           0.50%           0.52%
Net assets at end of year (in
  000's)                             $671,210        $765,118        $1,095,888        $605,222        $351,753



++   Less than one cent per share.




M-56    MainStay VP Cash Management Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                       MAINSTAY VP      MAINSTAY VP
                       COMMON STOCK     COMMON STOCK     S&P 500     RUSSELL 1000
                      INITIAL CLASS    SERVICE CLASS    (R) INDEX      (R) INDEX
                      -------------    -------------    ---------    ------------
12/31/00                  10000            10000          10000          10000
12/31/01                   8291             8270           8811           8755
12/31/02                   6281             6249           6864           6859
12/31/03                   7937             7878           8833           8910
12/31/04                   8802             8714           9794           9926
12/31/05                   9480             9359          10275          10548
12/31/06                  11041            10873          11898          12178
12/31/07                  11609            11403          12552          12882
12/31/08                   7385             7236           7908           8039
12/31/09                   9038             8833          10001          10324
12/31/10                  10178             9922          11507          11986




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        12.60%        1.43%          0.18%         0.60%
-----------------------------------------------------------------------------
Service Class Shares(3)     12.32         1.18          -0.08          0.85
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                             ONE      FIVE     TEN
                                                                 YEAR     YEARS    YEARS
S&P 500(R) Index(4)                                             15.06%    2.29%    1.41%
----------------------------------------------------------------------------------------
Russell 1000(R) Index(4)                                        16.10     2.59     1.83
----------------------------------------------------------------------------------------
Average Lipper Variable Products Large-Cap Core Portfolio(5)    13.45     1.75     1.41
----------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 0.16% for Initial Class shares and -0.09% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.


                                                 mainstayinvestments.com    M-57

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,222.10        $3.36          $1,022.20         $3.06
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,220.60        $4.76          $1,020.90         $4.33
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



M-58    MainStay VP Common Stock Portfolio

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)


Oil, Gas & Consumable Fuels             11.5%
Insurance                                5.5
Computers & Peripherals                  5.4
Software                                 5.0
Pharmaceuticals                          4.9
Diversified Financial Services           4.4
Diversified Telecommunication
  Services                               4.0
Media                                    3.3
Health Care Providers & Services         3.2
Capital Markets                          2.9
Specialty Retail                         2.7
Tobacco                                  2.7
Communications Equipment                 2.6
Semiconductors & Semiconductor
  Equipment                              2.6
IT Services                              2.5
Beverages                                2.3
Food & Staples Retailing                 2.3
Industrial Conglomerates                 2.2
Chemicals                                2.1
Machinery                                2.1
Hotels, Restaurants & Leisure            1.7
Commercial Banks                         1.6
Energy Equipment & Services              1.5
Metals & Mining                          1.5
Household Products                       1.4
Internet Software & Services             1.4
Multiline Retail                         1.3
Biotechnology                            1.1
Aerospace & Defense                      1.0
Automobiles                              1.0
Electric Utilities                       1.0
Electrical Equipment                     1.0
Food Products                            1.0
Air Freight & Logistics                  0.9
Internet & Catalog Retail                0.9
Multi-Utilities                          0.9
Textiles, Apparel & Luxury Goods         0.8
Wireless Telecommunication Services      0.6
Real Estate Investment Trusts            0.5
Airlines                                 0.4
Commercial Services & Supplies           0.4
Road & Rail                              0.4
Trading Companies & Distributors         0.4
Construction & Engineering               0.3
Gas Utilities                            0.3
Office Electronics                       0.3
Real Estate Management & Development     0.3
Auto Components                          0.2
Containers & Packaging                   0.2
Diversified Consumer Services            0.2
Exchange Traded Funds                    0.2
Health Care Equipment & Supplies         0.2
Household Durables                       0.2
Paper & Forest Products                  0.2
Electronic Equipment & Instruments       0.1
Independent Power Producers & Energy
  Traders                                0.1
Leisure Equipment & Products             0.1
Life Sciences Tools & Services           0.1
Personal Products                        0.1
Consumer Finance                         0.0++
Distributors                             0.0++
Other Assets, Less Liabilities           0.0++
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page M-62 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  ExxonMobil Corp.
    2.  Apple, Inc.
    3.  Microsoft Corp.
    4.  Chevron Corp.
    5.  International Business Machines Corp.

    6.  JPMorgan Chase & Co.
    7.  AT&T, Inc.
    8.  Bank of America Corp.
    9.  Wells Fargo & Co.
   10.  Intel Corp.





                                                 mainstayinvestments.com    M-59

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Harvey Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Common Stock Portfolio returned 12.60% for Initial Class shares and 12.32% for Service Class shares. Both share classes underperformed the 13.45% return of the average Lipper(5) Variable Products Large-Cap Core Portfolio and the 15.06% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE
PERFORMANCE DURING THE REPORTING PERIOD?

The primary reason for the Portfolio's underperformance of its benchmark and peers can be traced to the fear of a double-dip recession, primarily during the third quarter of 2010. Stocks that had previously appeared to be inexpensive saw their prices continue to decline on market concerns about whether future earnings growth would materialize. At the same time, recession fears forced interest rates lower, driving up demand for defensive stocks with high dividend yields.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

Materials, consumer discretionary and energy were the strongest-contributing sectors to the Portfolio's performance relative to the S&P 500(R) Index. Rising emerging-market demand led to higher commodity prices and strengthened results in the materials and energy sectors. The Portfolio benefited from overweight positions in stocks such as copper producer Freeport-McMoRan Copper & Gold. Consumer discretionary was one of the best-performing sectors in the S&P 500((R)) Index, driven higher by stronger-than-expected retail spending within the United States. An overweight position in the consumer discretionary sector helped the Portfolio's performance.

During the reporting period, information technology, financials and consumer staples were the Portfolio's weakest sectors relative to the S&P 500(R) Index. Information technology accounted for more than half of the Portfolio's underperformance, as stocks that we believed to be attractively valued, such as Western Digital and Hewlett-Packard, faced price erosion as the weak economy raised concerns about future earnings growth. High-yielding consumer staples became a safe haven during the third quarter, but an underweight position in that sector detracted from the Portfolio's performance. In financials, much of the Portfolio's underperformance came in the first quarter as the low-quality rally of 2009 continued.


DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

On an absolute basis, the strongest contributors to the Portfolio's performance were computers & peripherals company Apple, oil and gas company ExxonMobil and mining company Freeport-McMoRan Copper & Gold.

The stocks that detracted most from the Portfolio's performance were diversified financial services company Bank of America, computer giant Hewlett-Packard and health care services company Medco Health Solutions.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

Among the stocks that met the Portfolio's purchase criteria in 2010 were ExxonMobil and Prudential Financial. In our view, ExxonMobil was an attractively valued way to gain exposure to the rising price of oil. We believed that Prudential Financial was attractively valued within the financials sector.

Among the stocks the Portfolio sold during the reporting period were pharmaceutical company Pfizer and household products manufacturer Procter & Gamble. These and other defensive holdings were sold to make way for stocks that were more economically sensitive (more likely to respond to positive developments in the economy).

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

Over the course of the year, the Portfolio's most significant sector-weighting increases relative to the S&P 500(R) Index were in consumer staples and energy. In consumer staples, we purchased stocks with relatively high dividend yields. The Portfolio increased its already overweight position in the energy sector, as the price of oil rose with the prospect of continuing to do so.

The Portfolio decreased its weightings in the consumer discretionary and information technology sectors, but remained overweight relative to the S&P 500(R) Index in both sectors.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio's most significantly overweight sectors relative to the S&P 500(R) Index were consumer discretionary and telecommunication services. We believed that both sectors would be likely to benefit from continued economic strength, although in consumer discretionary, overweight positions in stocks such as Family Dollar Stores and Wal-Mart Stores benefited from the discount retailing trend.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.


M-60    MainStay VP Common Stock Portfolio

As of the same date, the Portfolio's most significantly underweight sectors were industrials and health care. In industrials, almost all of the Portfolio's underweight position was due to our negative view on aerospace & defense.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Common Stock Portfolio on this page and the preceding pages has not been audited.

                                                 mainstayinvestments.com    M-61

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                 SHARES         VALUE
COMMON STOCKS 99.8%+
-----------------------------------------------------

AEROSPACE & DEFENSE 1.0%
Boeing Co. (The)                 21,385  $  1,395,585
Honeywell International, Inc.    79,711     4,237,437
Raytheon Co.                        393        18,211
United Technologies Corp.        11,743       924,409
                                         ------------
                                            6,575,642
                                         ------------

AIR FREIGHT & LOGISTICS 0.9%
FedEx Corp.                      51,232     4,765,088
United Parcel Service, Inc.
  Class B                        11,951       867,404
                                         ------------
                                            5,632,492
                                         ------------

AIRLINES 0.4%
Southwest Airlines Co.          208,235     2,702,890
                                         ------------


AUTO COMPONENTS 0.2%
BorgWarner, Inc. (a)              3,816       276,126
Goodyear Tire & Rubber Co.
  (The) (a)                      13,993       165,817
Johnson Controls, Inc.           14,579       556,918
                                         ------------
                                              998,861
                                         ------------

AUTOMOBILES 1.0%
Ford Motor Co. (a)              295,557     4,962,402
Harley-Davidson, Inc.            34,007     1,179,023
                                         ------------
                                            6,141,425
                                         ------------

BEVERAGES 2.3%
Coca-Cola Co. (The)              80,763     5,311,783
Coca-Cola Enterprises, Inc.      62,512     1,564,675
Constellation Brands, Inc.
  Class A (a)                    41,646       922,459
Dr. Pepper Snapple Group, Inc.   66,665     2,343,941
Molson Coors Brewing Co. Class
  B                               6,374       319,911
PepsiCo, Inc.                    67,352     4,400,106
                                         ------------
                                           14,862,875
                                         ------------

BIOTECHNOLOGY 1.1%
Amgen, Inc. (a)                  98,186     5,390,411
Biogen Idec, Inc. (a)             1,093        73,286
Cephalon, Inc. (a)               20,996     1,295,873
                                         ------------
                                            6,759,570
                                         ------------

CAPITAL MARKETS 2.9%
Ameriprise Financial, Inc.        7,613       438,128
Bank of New York Mellon Corp.
  (The)                         178,962     5,404,652
Charles Schwab Corp. (The)       13,849       236,956
Goldman Sachs Group, Inc.
  (The)                          23,059     3,877,602
Legg Mason, Inc.                    536        19,441
Morgan Stanley                   19,625       533,996
Northern Trust Corp.             67,576     3,744,386
State Street Corp.               98,928     4,584,324
                                         ------------
                                           18,839,485
                                         ------------

CHEMICALS 2.1%
Ashland, Inc.                    17,538       891,983
Cytec Industries, Inc.           10,959       581,485
Dow Chemical Co. (The)           28,124       960,153
E.I. du Pont de Nemours & Co.    43,983     2,193,872
Ecolab, Inc.                     33,017     1,664,717
Lubrizol Corp. (The)             14,761     1,577,656
PPG Industries, Inc.             46,111     3,876,552
Scotts Miracle-Gro Co. (The)
  Class A                         3,356       170,384
Sherwin-Williams Co. (The)       16,744     1,402,310
Valspar Corp.                     1,413        48,720
                                         ------------
                                           13,367,832
                                         ------------

COMMERCIAL BANKS 1.6%
PNC Financial Services Group,
  Inc.                            8,073       490,193
X  Wells Fargo & Co.            323,891    10,037,382
                                         ------------
                                           10,527,575
                                         ------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Avery Dennison Corp.             20,730       877,708
Corrections Corp. of America
  (a)                             8,002       200,530
Republic Services, Inc.           5,229       156,138
Waste Management, Inc.           44,715     1,648,642
                                         ------------
                                            2,883,018
                                         ------------

COMMUNICATIONS EQUIPMENT 2.6%
Cisco Systems, Inc. (a)         427,945     8,657,327
Harris Corp.                     36,056     1,633,337
Motorola, Inc. (a)              503,448     4,566,273
QUALCOMM, Inc.                   25,023     1,238,388
Tellabs, Inc.                   106,188       719,955
                                         ------------
                                           16,815,280
                                         ------------

COMPUTERS & PERIPHERALS 5.4%
X  Apple, Inc. (a)               51,029    16,459,914
Dell, Inc. (a)                  220,332     2,985,498
EMC Corp. (a)                   250,623     5,739,267
Hewlett-Packard Co.             128,242     5,398,988
Lexmark International, Inc.
  Class A (a)                    21,912       762,976
SanDisk Corp. (a)                30,167     1,504,127
Western Digital Corp. (a)        53,828     1,824,769
                                         ------------
                                           34,675,539
                                         ------------



+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

M-62    MainStay VP Common Stock Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)
CONSTRUCTION & ENGINEERING 0.3%
KBR, Inc.                        33,988  $  1,035,614
Shaw Group, Inc. (The) (a)       18,914       647,426
URS Corp. (a)                       408        16,977
                                         ------------
                                            1,700,017
                                         ------------

CONSUMER FINANCE 0.0%++
Discover Financial Services       2,454        45,473
                                         ------------


CONTAINERS & PACKAGING 0.2%
Ball Corp.                       14,234       968,624
Sealed Air Corp.                 19,719       501,848
                                         ------------
                                            1,470,472
                                         ------------

DISTRIBUTORS 0.0%++
Genuine Parts Co.                 3,716       190,779
                                         ------------


DIVERSIFIED CONSUMER SERVICES 0.2%
Apollo Group, Inc. Class A (a)   17,241       680,847
DeVry, Inc.                       1,951        93,609
Sotheby's                        14,939       672,255
                                         ------------
                                            1,446,711
                                         ------------

DIVERSIFIED FINANCIAL SERVICES 4.4%
X  Bank of America Corp.        802,326    10,703,029
Citigroup, Inc. (a)             986,356     4,665,464
X  JPMorgan Chase & Co.         299,376    12,699,530
                                         ------------
                                           28,068,023
                                         ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 4.0%
X  AT&T, Inc.                   403,501    11,854,859
Frontier Communications Corp.    89,913       874,854
Qwest Communications
  International, Inc.           589,817     4,488,507
Verizon Communications, Inc.    217,797     7,792,777
Windstream Corp.                 43,722       609,485
                                         ------------
                                           25,620,482
                                         ------------

ELECTRIC UTILITIES 1.0%
Allegheny Energy, Inc.           10,034       243,224
Duke Energy Corp.                71,371     1,271,118
Edison International             42,596     1,644,206
Entergy Corp.                     7,766       550,066
NextEra Energy, Inc.             46,571     2,421,226
Pinnacle West Capital Corp.       9,512       394,272
                                         ------------
                                            6,524,112
                                         ------------

ELECTRICAL EQUIPMENT 1.0%
Emerson Electric Co.             92,493     5,287,825
Hubbel, Inc. Class B              7,216       433,898
Rockwell Automation, Inc.           764        54,786
Thomas & Betts Corp. (a)          7,686       371,234
                                         ------------
                                            6,147,743
                                         ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.1%
Jabil Circuit, Inc.              11,789       236,841
Vishay Intertechnology, Inc.
  (a)                            12,395       181,959
                                         ------------
                                              418,800
                                         ------------

ENERGY EQUIPMENT & SERVICES 1.5%
Diamond Offshore Drilling,
  Inc.                           13,482       901,541
Halliburton Co.                  18,638       760,990
Helmerich & Payne, Inc.           9,934       481,600
Nabors Industries, Ltd. (a)      58,720     1,377,571
Oceaneering International,
  Inc. (a)                       12,067       888,493
Patterson-UTI Energy, Inc.       23,229       500,585
Rowan Cos., Inc. (a)             22,372       781,007
Schlumberger, Ltd.               34,670     2,894,945
Superior Energy Services, Inc.
  (a)                            11,864       415,121
Tidewater, Inc.                   7,763       417,960
                                         ------------
                                            9,419,813
                                         ------------

FOOD & STAPLES RETAILING 2.3%
BJ's Wholesale Club, Inc. (a)     8,234       394,409
Costco Wholesale Corp.           62,171     4,489,368
Kroger Co. (The)                 36,140       808,090
Safeway, Inc.                    35,826       805,727
Wal-Mart Stores, Inc.           144,289     7,781,506
Walgreen Co.                     19,468       758,473
                                         ------------
                                           15,037,573
                                         ------------

FOOD PRODUCTS 1.0%
Archer-Daniels-Midland Co.        4,436       133,435
ConAgra Foods, Inc.              27,977       631,721
Corn Products International,
  Inc.                           16,872       776,112
Kraft Foods, Inc. Class A         1,156        36,426
Sara Lee Corp.                  184,911     3,237,792
Smithfield Foods, Inc. (a)       19,115       394,342
Tyson Foods, Inc. Class A        83,202     1,432,738
                                         ------------
                                            6,642,566
                                         ------------


GAS UTILITIES 0.3%
Atmos Energy Corp.                1,313        40,966
Energen Corp.                     6,815       328,892
Nicor, Inc.                       8,814       439,995
ONEOK, Inc.                      11,150       618,490
Questar Corp.                    26,553       462,288
UGI Corp.                         1,494        47,180
                                         ------------
                                            1,937,811
                                         ------------

HEALTH CARE EQUIPMENT & SUPPLIES 0.2%
CareFusion Corp. (a)             56,750     1,458,475
                                         ------------


HEALTH CARE PROVIDERS & SERVICES 3.2%
Aetna, Inc.                      44,925     1,370,662
AmerisourceBergen Corp.          52,630     1,795,736
Cardinal Health, Inc.            98,098     3,758,134
CIGNA Corp.                      10,445       382,914


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-63


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
DaVita, Inc. (a)                    135  $      9,381
Express Scripts, Inc. (a)        47,717     2,579,104
Health Net, Inc. (a)             21,429       584,797
Humana, Inc. (a)                 47,244     2,586,136
Lincare Holdings, Inc.           12,199       327,299
McKesson Corp.                   20,373     1,433,852
UnitedHealth Group, Inc.        146,954     5,306,509
WellPoint, Inc. (a)               7,815       444,361
                                         ------------
                                           20,578,885
                                         ------------

HOTELS, RESTAURANTS & LEISURE 1.7%
Darden Restaurants, Inc.         34,196     1,588,062
Marriott International, Inc.
  Class A                        71,935     2,988,180
McDonald's Corp.                 20,502     1,573,734
Panera Bread Co. Class A (a)      6,814       689,645
Starbucks Corp.                  53,254     1,711,051
Starwood Hotels & Resorts
  Worldwide, Inc.                 6,998       425,338
Wyndham Worldwide Corp.          33,738     1,010,790
Wynn Resorts, Ltd.                8,402       872,464
                                         ------------
                                           10,859,264
                                         ------------

HOUSEHOLD DURABLES 0.2%
D.R. Horton, Inc.                26,225       312,864
Pulte Group, Inc. (a)            31,665       238,121
Whirlpool Corp.                   6,892       612,216
                                         ------------
                                            1,163,201
                                         ------------

HOUSEHOLD PRODUCTS 1.4%
Energizer Holdings, Inc. (a)      5,594       407,802
Kimberly-Clark Corp.             20,173     1,271,706
Procter & Gamble Co. (The)      110,378     7,100,617
                                         ------------
                                            8,780,125
                                         ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
NRG Energy, Inc. (a)             22,935       448,150
                                         ------------


INDUSTRIAL CONGLOMERATES 2.2%
3M Co.                            4,307       371,694
General Electric Co.            413,270     7,558,708
Textron, Inc.                    76,524     1,809,028
Tyco International, Ltd.        106,302     4,405,155
                                         ------------
                                           14,144,585
                                         ------------

INSURANCE 5.5%
ACE, Ltd.                        69,920     4,352,520
Aflac, Inc.                      14,189       800,685
American Financial Group, Inc.   10,360       334,525
Assurant, Inc.                   20,071       773,135
Berkshire Hathaway, Inc. Class
  B (a)                          58,994     4,726,009
Chubb Corp. (The)                69,908     4,169,313
Fidelity National Financial,
  Inc. Class A                   43,285       592,139
Hartford Financial Services
  Group, Inc. (The)             124,084     3,286,985
Principal Financial Group,
  Inc.                           76,981     2,506,501
Progressive Corp. (The)          81,172     1,612,888
Prudential Financial, Inc.       82,375     4,836,236
Reinsurance Group of America,
  Inc.                           13,310       714,880
Travelers Cos., Inc. (The)       82,077     4,572,510
Unum Group                       25,299       612,742
W.R. Berkley Corp.                8,882       243,189
XL Group PLC                     45,435       991,392
                                         ------------
                                           35,125,649
                                         ------------

INTERNET & CATALOG RETAIL 0.9%
Amazon.com, Inc. (a)             17,151     3,087,180
Expedia, Inc.                    58,059     1,456,700
Netflix, Inc. (a)                 5,786     1,016,600
                                         ------------
                                            5,560,480
                                         ------------

INTERNET SOFTWARE & SERVICES 1.4%
AOL, Inc. (a)                    23,770       563,587
Google, Inc. Class A (a)         12,306     7,309,395
VeriSign, Inc.                   32,787     1,071,151
                                         ------------
                                            8,944,133
                                         ------------

IT SERVICES 2.5%
Broadridge Financial
  Solutions, Inc.                28,012       614,303
Fidelity National Information
  Services, Inc.                 40,801     1,117,539
X  International Business
  Machines Corp.                 91,775    13,468,899
SAIC, Inc. (a)                    7,258       115,112
Total System Services, Inc.      44,071       677,812
                                         ------------
                                           15,993,665
                                         ------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Eastman Kodak Co. (a)            20,260       108,594
Polaris Industries, Inc.          5,102       398,058
                                         ------------
                                              506,652
                                         ------------

LIFE SCIENCES TOOLS & SERVICES 0.1%
Pharmaceutical Product
  Development, Inc.              26,556       720,730
                                         ------------


MACHINERY 2.1%
AGCO Corp. (a)                   20,742     1,050,790
Caterpillar, Inc.                45,802     4,289,815
Cummins, Inc.                     6,766       744,328
Gardner Denver, Inc.              6,364       437,970
Joy Global, Inc.                  1,448       125,614
Lincoln Electric Holdings,
  Inc.                            1,943       126,820
Oshkosh Corp. (a)                20,163       710,544
PACCAR, Inc.                     77,633     4,457,687
Parker Hannifin Corp.             1,041        89,838
SPX Corp.                        11,166       798,257
Timken Co. (The)                 17,898       854,272
                                         ------------
                                           13,685,935
                                         ------------



M-64    MainStay VP Common Stock Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)
MEDIA 3.3%
Cablevision Systems Corp.
  Class A                        18,832  $    637,275
CBS Corp. Class B                53,703     1,023,042
Comcast Corp. Class A           266,371     5,852,171
DIRECTV Class A (a)             121,838     4,864,991
Gannett Co., Inc.                 5,228        78,891
Interpublic Group of Cos.,
  Inc. (The) (a)                136,520     1,449,842
McGraw-Hill Cos., Inc. (The)     33,355     1,214,456
Omnicom Group, Inc.               5,542       253,824
Time Warner Cable, Inc.          69,311     4,576,605
Walt Disney Co. (The)            21,855       819,781
Washington Post Co. Class B       1,542       677,709
                                         ------------
                                           21,448,587
                                         ------------

METALS & MINING 1.5%
Freeport-McMoRan Copper &
  Gold, Inc.                     56,278     6,758,425
Newmont Mining Corp.             44,606     2,740,147
                                         ------------
                                            9,498,572
                                         ------------

MULTI-UTILITIES 0.9%
Alliant Energy Corp.              5,643       207,493
CenterPoint Energy, Inc.         38,188       600,315
CMS Energy Corp.                 46,924       872,787
DTE Energy Co.                   47,132     2,136,022
Integrys Energy Group, Inc.      21,550     1,045,391
MDU Resources Group, Inc.         2,012        40,783
OGE Energy Corp.                 12,360       562,874
                                         ------------
                                            5,465,665
                                         ------------

MULTILINE RETAIL 1.3%
Big Lots, Inc. (a)               18,987       578,344
Dollar Tree, Inc. (a)            18,643     1,045,500
Family Dollar Stores, Inc.       35,758     1,777,530
Macy's, Inc.                     48,620     1,230,086
Target Corp.                     58,838     3,537,929
                                         ------------
                                            8,169,389
                                         ------------

OFFICE ELECTRONICS 0.3%
Xerox Corp.                     149,520     1,722,470
                                         ------------


OIL, GAS & CONSUMABLE FUELS 11.5%
Anadarko Petroleum Corp.         23,872     1,818,092
Arch Coal, Inc.                  24,505       859,145
X  Chevron Corp.                148,424    13,543,690
Cimarex Energy Co.               12,416     1,099,188
ConocoPhillips                  131,974     8,987,429
X  ExxonMobil Corp.             328,389    24,011,804
Hess Corp.                       54,051     4,137,064
Marathon Oil Corp.              127,552     4,723,251
Murphy Oil Corp.                 53,536     3,991,109
Newfield Exploration Co. (a)      7,616       549,190
Occidental Petroleum Corp.       22,778     2,234,522
Peabody Energy Corp.             15,582       996,936
QEP Resources, Inc.              32,455     1,178,441
Sunoco, Inc.                     33,646     1,356,270
Tesoro Corp. (a)                 12,969       240,445
Valero Energy Corp.             157,983     3,652,567
Williams Cos., Inc.              15,867       392,232
                                         ------------
                                           73,771,375
                                         ------------

PAPER & FOREST PRODUCTS 0.2%
International Paper Co.          39,633     1,079,603
MeadWestvaco Corp.               18,862       493,430
                                         ------------
                                            1,573,033
                                         ------------

PERSONAL PRODUCTS 0.1%
Estee Lauder Cos., Inc. (The)
  Class A                         9,549       770,604
                                         ------------


PHARMACEUTICALS 4.9%
Abbott Laboratories              48,570     2,326,989
Bristol-Myers Squibb Co.        198,115     5,246,085
Eli Lilly & Co.                 142,375     4,988,820
Endo Pharmaceuticals Holdings,
  Inc. (a)                       25,782       920,675
Forest Laboratories, Inc. (a)    55,687     1,780,870
Johnson & Johnson               131,794     8,151,459
King Pharmaceuticals, Inc. (a)   14,187       199,328
Merck & Co., Inc.                87,058     3,137,570
Pfizer, Inc.                    270,316     4,733,233
                                         ------------
                                           31,485,029
                                         ------------

REAL ESTATE INVESTMENT TRUSTS 0.5%
Camden Property Trust             4,831       260,777
Duke Realty Corp.                 6,553        81,650
Hospitality Properties Trust         92         2,120
Liberty Property Trust              657        20,971
Public Storage                   18,354     1,861,463
Rayonier, Inc.                   17,904       940,318
Senior Housing Properties
  Trust                             722        15,841
Simon Property Group, Inc.        1,103       109,738
                                         ------------
                                            3,292,878
                                         ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.3%
CB Richard Ellis Group, Inc.
  Class A (a)                    54,571     1,117,614
Jones Lang LaSalle, Inc.          9,501       797,324
                                         ------------
                                            1,914,938
                                         ------------

ROAD & RAIL 0.4%
CSX Corp.                        15,887     1,026,459
J.B. Hunt Transport Services,
  Inc.                            6,648       271,305
Kansas City Southern (a)          4,635       221,831
Ryder System, Inc.               14,656       771,492
                                         ------------
                                            2,291,087
                                         ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-65


                                 SHARES         VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.6%
Advanced Micro Devices, Inc.
  (a)                            68,827  $    563,005
Altera Corp.                      5,934       211,132
Analog Devices, Inc.             16,178       609,425
Applied Materials, Inc.          79,987     1,123,817
X  Intel Corp.                  457,255     9,616,073
Lam Research Corp. (a)           18,505       958,189
LSI Corp. (a)                   120,787       723,514
Micron Technology, Inc. (a)     204,570     1,640,651
Novellus Systems, Inc. (a)        8,596       277,823
Teradyne, Inc. (a)               44,431       623,811
Texas Instruments, Inc.             501        16,283
                                         ------------
                                           16,363,723
                                         ------------

SOFTWARE 5.0%
Autodesk, Inc. (a)               41,629     1,590,228
BMC Software, Inc. (a)           37,382     1,762,187
Compuware Corp. (a)              60,357       704,366
Intuit, Inc. (a)                 64,392     3,174,526
McAfee, Inc. (a)                  6,950       321,855
MICROS Systems, Inc. (a)         10,753       471,627
X  Microsoft Corp.              505,184    14,104,737
Novell, Inc. (a)                 16,672        98,698
Oracle Corp.                    164,200     5,139,460
Solera Holdings, Inc.             5,248       269,327
Symantec Corp. (a)              220,502     3,691,204
Synopsys, Inc. (a)               33,162       892,389
                                         ------------
                                           32,220,604
                                         ------------

SPECIALTY RETAIL 2.7%
Advance Auto Parts, Inc.         18,762     1,241,106
Aeropostale, Inc. (a)            10,276       253,201
American Eagle Outfitters,
  Inc.                           14,680       214,768
AutoZone, Inc. (a)                7,727     2,106,303
Foot Locker, Inc.                11,620       227,984
GameStop Corp. Class A (a)       13,622       311,671
Gap, Inc. (The)                 122,616     2,714,718
Home Depot, Inc. (The)              492        17,250
Limited Brands, Inc.             73,918     2,271,500
Office Depot, Inc. (a)            6,393        34,522
PetSmart, Inc.                   26,361     1,049,695
Ross Stores, Inc.                33,604     2,125,453
TJX Cos., Inc.                   82,440     3,659,512
Williams-Sonoma, Inc.            23,718       846,496
                                         ------------
                                           17,074,179
                                         ------------

TEXTILES, APPAREL & LUXURY GOODS 0.8%
NIKE, Inc. Class B               28,387     2,424,817
VF Corp.                         24,104     2,077,283
Warnaco Group, Inc. (The) (a)     6,539       360,103
                                         ------------
                                            4,862,203
                                         ------------

TOBACCO 2.7%
Altria Group, Inc.              227,208     5,593,861
Lorillard, Inc.                  23,229     1,906,172
Philip Morris International,
  Inc.                          154,354     9,034,339
Reynolds American, Inc.          22,126       721,750
                                         ------------
                                           17,256,122
                                         ------------

TRADING COMPANIES & DISTRIBUTORS 0.4%
W.W. Grainger, Inc.              16,645     2,298,841
                                         ------------


WIRELESS TELECOMMUNICATION SERVICES 0.6%
MetroPCS Communications, Inc.
  (a)                            49,402       623,947
Sprint Nextel Corp. (a)         605,303     2,560,432
Telephone and Data Systems,
  Inc.                           17,795       650,407
                                         ------------
                                            3,834,786
                                         ------------
Total Common Stocks
  (Cost $563,243,839)                     638,736,873
                                         ------------


EXCHANGE TRADED FUND 0.2% (B)
-----------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                       11,496     1,445,967
                                         ------------
Total Exchange Traded Fund
  (Cost $1,435,141)                         1,445,967
                                         ------------
Total Investments
  (Cost $564,678,980) (c)         100.0%  640,182,840
Other Assets, Less Liabilities      0.0++     228,288
                                -------  ------------

Net Assets                        100.0% $640,411,128
                                =======  ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  At December 31, 2010, cost is
     $579,423,110 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $ 81,614,158
Gross unrealized depreciation       (20,854,428)
                                   ------------
Net unrealized appreciation        $ 60,759,730
                                   ============





M-66    MainStay VP Common Stock Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                   QUOTED PRICES
                                                       IN ACTIVE  SIGNIFICANT
                                                     MARKETS FOR        OTHER   SIGNIFICANT
                                                       IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                          ASSETS       INPUTS        INPUTS
 DESCRIPTION                                           (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                       $638,736,873     $     --      $     --  $638,736,873
Exchange Traded Fund                                   1,445,967           --            --     1,445,967
                                                    ------------     --------      --------  ------------
Total Investments in Securities                     $640,182,840          $--           $--  $640,182,840
                                                    ============     ========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-67

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $564,678,980)      $ 640,182,840
Cash                                          3,425
Receivables:
  Dividends and interest                    670,725
  Fund shares sold                           72,875
                                      -------------
     Total assets                       640,929,865
                                      -------------

LIABILITIES
---------------------------------------------------
Payables:
  Manager (See Note 3)                      292,996
  Fund shares redeemed                      110,697
  Shareholder communication                  49,675
  Professional fees                          47,268
  NYLIFE Distributors (See Note 3)           13,835
  Custodian                                   2,053
  Directors                                   1,459
Accrued expenses                                754
                                      -------------
     Total liabilities                      518,737
                                      -------------
Net assets                            $ 640,411,128
                                      =============

NET ASSETS CONSIST OF
---------------------------------------------------
Capital stock (par value of $.01 per
  share)
  200 million shares authorized       $     399,478
Additional paid-in capital              782,152,756
                                      -------------
                                        782,552,234
Undistributed net investment income       8,271,279
Accumulated net realized loss on
  investments                          (225,916,245)
Net unrealized appreciation on
  investments                            75,503,860
                                      -------------
Net assets                            $ 640,411,128
                                      =============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $ 574,582,398
                                      =============
Shares of capital stock outstanding      35,822,528
                                      =============
Net asset value per share
  outstanding                         $       16.04
                                      =============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $  65,828,730
                                      =============
Shares of capital stock outstanding       4,125,250
                                      =============
Net asset value per share
  outstanding                         $       15.96
                                      =============





M-68    MainStay VP Common Stock Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends                           $12,127,672
  Interest                                    103
                                      -----------
     Total income                      12,127,775
                                      -----------
EXPENSES
  Manager (See Note 3)                  3,304,350
  Shareholder communication               157,651
  Distribution and service--Service
     Class (See Note 3)                   154,151
  Professional fees                       119,253
  Custodian                                38,375
  Directors                                20,608
  Miscellaneous                            23,538
                                      -----------
     Total expenses                     3,817,926
                                      -----------
Net investment income                   8,309,849
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on investments       36,165,303
Net change in unrealized
  appreciation (depreciation) on
  investments                          30,987,612
                                      -----------
Net realized and unrealized gain on
  investments                          67,152,915
                                      -----------
Net increase in net assets resulting
  from operations                     $75,462,764
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010           2009
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income        $   8,309,849  $   9,822,218
 Net realized gain (loss)
  on investments                 36,165,303   (116,878,806)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    30,987,612    231,791,692
                              ----------------------------
 Net increase in net assets
  resulting from operations      75,462,764    124,735,104
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                (8,982,888)   (11,018,098)
    Service Class                  (864,856)      (969,797)
                              ----------------------------
 Total dividends to
  shareholders                   (9,847,744)   (11,987,895)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         56,718,385     33,977,280
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       9,847,744     11,987,895
 Cost of shares redeemed       (127,479,442)  (159,594,680)
                              ----------------------------
    Decrease in net assets
     derived from capital
     share transactions         (60,913,313)  (113,629,505)
                              ----------------------------
    Net increase (decrease)
     in net assets                4,701,707       (882,296)
NET ASSETS
----------------------------------------------------------
Beginning of year               635,709,421    636,591,717
                              ----------------------------
End of year                   $ 640,411,128  $ 635,709,421
                              ============================
Undistributed net investment
 income
 at end of year               $   8,271,279  $   9,852,615
                              ============================





M-70    MainStay VP Common Stock Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-71

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  14.48        $  12.06        $  23.60        $  24.51        $  21.62
                                     --------        --------        --------        --------        --------
Net investment income                    0.20 (a)        0.21 (a)        0.22            0.32 (a)        0.31 (a)
Net realized and unrealized gain
  (loss) on investments                  1.60            2.48           (8.72)           1.01            3.26
                                     --------        --------        --------        --------        --------
Total from investment operations         1.80            2.69           (8.50)           1.33            3.57
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.24)          (0.27)          (0.30)          (0.32)          (0.14)
  From net realized gain on
     investments                           --              --           (2.74)          (1.92)          (0.54)
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.24)          (0.27)          (3.04)          (2.24)          (0.68)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  16.04        $  14.48        $  12.06        $  23.60        $  24.51
                                     ========        ========        ========        ========        ========
Total investment return                 12.60%          22.40%         (36.39%)          5.14%          16.47%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.40%           1.66%           1.44%           1.26%           1.35%
  Net expenses                           0.61%           0.60%           0.56%           0.50%           0.52%
Portfolio turnover rate                   107%            100%            111%            105%             90%
Net assets at end of year (in
  000's)                             $574,582        $573,296        $585,158        $932,918        $950,660




(a)  Per share data based on average shares outstanding during the period.




M-72    MainStay VP Common Stock Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        SERVICE CLASS
      ---------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
        2010             2009             2008             2007             2006

      $ 14.41          $ 12.00          $ 23.48          $ 24.41          $ 21.56
      -------          -------          -------          -------          -------
         0.17 (a)         0.17 (a)         0.23             0.25 (a)         0.25 (a)
         1.59             2.47            (8.72)            1.02             3.24
      -------          -------          -------          -------          -------
         1.76             2.64            (8.49)            1.27             3.49
      -------          -------          -------          -------          -------

        (0.21)           (0.23)           (0.25)           (0.28)           (0.10)
           --               --            (2.74)           (1.92)           (0.54)
      -------          -------          -------          -------          -------
        (0.21)           (0.23)           (2.99)           (2.20)           (0.64)
      -------          -------          -------          -------          -------
      $ 15.96          $ 14.41          $ 12.00          $ 23.48          $ 24.41
      =======          =======          =======          =======          =======
        12.32%           22.08%          (36.55%)           4.88%           16.18%

         1.15%            1.39%            1.18%            1.01%            1.11%
         0.86%            0.85%            0.81%            0.75%            0.77%
          107%             100%             111%             105%              90%
      $65,829          $62,413          $51,434          $83,279          $65,138




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-73

MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                           MAINSTAY VP                MAINSTAY VP                                        BARCLAYS CAPITAL
                     CONSERVATIVE ALLOCATION    CONSERVATIVE ALLOCATION    S&P 500(R)    MSCI EAFE(R)      U.S AGGREGATE
                          INITIAL CLASS              SERVICE CLASS            INDEX          INDEX          BOND INDEX
                     -----------------------    -----------------------    ----------    ------------    ----------------
2/13/2006                     10000                      10000                10000          10000             10000
12/31/2006                    10820                      10797                11386          12152             10457
12/31/2007                    11631                      11577                12012          13509             11185
12/31/2008                     9489                       9422                 7568           7649             11771
12/31/2009                    11604                      11488                 9570          10080             12469
12/31/2010                    12999                      12838                11012          10861             13285




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                      SINCE        GROSS
                                    INCEPTION     EXPENSE
CLASS                   ONE YEAR    (2/13/06)    RATIO(2)
---------------------------------------------------------
Initial Class Shares     12.03%       5.52%        0.93%
---------------------------------------------------------
Service Class Shares     11.75        5.25         1.18
---------------------------------------------------------




BENCHMARK PERFORMANCE                                                                         ONE     SINCE INCEPTION
                                                                                             YEAR        (2/13/06)
S&P 500(R) Index(3)                                                                         15.06%         1.99%
---------------------------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index(3)                                                                        7.75          1.70
---------------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(3)                                                6.54          5.98
---------------------------------------------------------------------------------------------------------------------
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio(4)     9.51          3.81
---------------------------------------------------------------------------------------------------------------------







1. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the reminder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-74    MainStay VP Conservative Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,118.90        $0.27          $1,025.00         $ 0.26
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,117.50        $1.60          $1,023.70         $1.53
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                 mainstayinvestments.com    M-75

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2010 (Unaudited)

(PORTFOLIO COMPOSITION PIE CHART)

Current Income                                  50.50
Growth of Capital                               21.10
Capital Appreciation                            14.40
Total Return                                    13.90
Other Assets, Less Liabilities                   0.10




See Portfolio of Investments on page M-79 for specific holdings within these categories.




M-76    MainStay VP Conservative Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Jonathan Swaney of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP CONSERVATIVE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Conservative Allocation Portfolio returned 12.03% for Initial Class shares and 11.75% for Service Class shares. Both share classes outperformed the 9.51% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Conservative Portfolio and underperformed the 15.06% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Portfolio invests in other mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

Within the fixed-income portion of the Portfolio, investments in Underlying Portfolios/Funds that focus on asset classes outside the traditional investment-grade bond universe (especially high-yield bonds and convertible bonds) substantially strengthened the Portfolio's performance relative to the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index(2) (the Portfolio's fixed-income benchmark) and relative to the Portfolio's peers.

The Portfolio's performance relative to the S&P 500(R) Index was helped by Underlying Portfolios/Funds that invested in mid- and small-capitalization stocks. These Underlying Portfolios/Funds, however, provided the Portfolio with less of an advantage--perhaps even a disadvantage--relative to the Portfolio's peers, because peer Portfolios tend to invest in equal or greater measure in Underlying Portfolios/Funds focused on mid- and small-cap stocks.

Weighing down returns modestly was an emphasis on Underlying Equity Portfolios/Funds that tend to invest in high-quality stocks (or stocks of companies that offer stable, positive and growing cash flows and earnings). For at least part of the reporting period, lower-quality stocks, which had been heavily penalized during the credit crisis of 2008 and early 2009, experienced the most rapid price increases as the market recovered. The Portfolio's "quality tilt" was not a virtue in that environment.

HOW DID YOU ALLOCATE THE PORTFOLIO'S ASSETS DURING THE REPORTING PERIOD AND WHY?

In managing the Portfolio, we considered a variety of infor-mation, including the Portfolio-level characteristics of the Underlying Portfolios/Funds in which the Portfolio invests, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Portfolios'/Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we sought Underlying Equity Portfolios/Funds that had a track record of capable portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration(3) of those securities.

During the 12-month reporting period, these techniques were not especially successful in that they steered the Portfolio into investments in Underlying Equity Portfolios/Funds that, as a group, failed to match our return expectations.

While many factors may have been involved, one that stood out was the Portfolio's tilt toward Underlying Equity Portfolios/Funds that prized earnings stability. We preferred these Underlying Equity Portfolios/Funds because high-quality stocks have historically been rewarded with higher returns than lower-quality stocks. For much of the reporting period, however, the reverse was true. Instead, investors purchased the most risk-laden and lowest-quality securities, anticipating that these securities would be the most likely to benefit from a recovery. This persistent "junk rally" was a substantial drag on the performance of the Portfolio.

HOW DID THE PORTFOLIO'S ALLOCATIONS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Portfolio reduced its positions in MainStay VP Large Cap Growth Portfolio and MainStay VP Growth Equity Portfolio, with much of the proceeds going to MainStay Epoch U.S. All Cap Fund. This shift reflected an effort to reduce the Portfolio's previous growth bias and to adopt a more neutral style posture. The move was mildly counterproductive in that growth stocks generally fared better than their value counterparts during the second half of 2010.

During the reporting period, we also introduced a position in MainStay VP Convertible Portfolio. This was a positive development, as convertible bonds, which are sensitive to changes in


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-77
equity prices, rose sharply along with the stock market in recent months.

WERE THERE ANY OTHER SIGNIFICANT ALLOCATION CHANGES DURING THE REPORTING PERIOD?

The Portfolio established a new position in MainStay Global High Income Fund during the summer of 2010. The investment was made to reflect the improved creditworthiness of many emerging-market borrowers, the attractive yields available on emerging-market debt and the potential for further devaluation of the U.S. dollar.

Near the start of the year, the Portfolio also established a position in MainStay Epoch Global Choice Fund. The investment was made to better diversify the international equity portion of the Portfolio across management styles and to help counter a small bias toward value within that portion of the Portfolio.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING PERIOD, AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE LOWEST TOTAL RETURNS?

During the reporting period, the highest returns among the Underlying Equity Portfolios/Funds in which the Portfolio invested came from MainStay VP U.S. Small Cap Portfolio, MainStay VP Mid Cap Core Portfolio and MainStay VP ICAP Select Equity Portfolio. The lowest returns, although still decidedly positive, came from MainStay VP International Equity Portfolio, MainStay ICAP International Fund and MainStay Epoch Global Choice Fund.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S OVERALL PERFORMANCE, AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS WERE THE GREATEST DETRACTORS?

The Portfolio's positions in MainStay VP Mid Cap Core Portfolio and MainStay MAP Fund, both of which posted strong returns for the year, made the greatest contributions to the performance of the equity portion of the Portfolio. While none of the Under-lying Equity Portfolios/Funds in which the Portfolio invested had negative returns for the reporting period, the weakest contributors included very small positions in MainStay 130/30 Growth Fund and MainStay VP Growth Equity Portfolio.

WHAT FACTORS AND RISKS AFFECTED THE PORTFOLIO'S INVESTMENTS IN UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

During the reporting period, the market reflected lingering concerns about the strength of the economy. These concerns--along with efforts by the Federal Reserve to contain borrowing costs--brought long-term interest rates down to levels not seen in many decades. Interest rates rebounded in the fourth quarter. Meanwhile, improving corporate profitability led to a further narrowing of credit spreads(4) at the lower end of the quality spectrum.

DURING THE REPORTING PERIOD, WHICH FIXED-INCOME MARKET SEGMENTS WERE STRONG PERFORMERS AND WHICH SEGMENTS WERE PARTICULARLY WEAK?

In general, long duration and low quality were favored during the reporting period. High-yield bonds and emerging-market debt performed best. Cash or cash equivalents, which effectively had no nominal return, fared worst, followed by high-grade, short-term securities.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS
MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE, AND WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE WEAKEST CONTRIBUTIONS?

Not unexpectedly, the largest fixed-income contribution to the Portfolio's return came from what was, by a comfortable margin, the Portfolio's largest Underlying Fixed Income Portfolio/Fund position--MainStay VP Bond Portfolio. The Portfolio's position in MainStay High Yield Opportunities Fund was noteworthy for having contributed to return on a scale disproportionate to the size of the investment.

None of the Underlying Fixed Income Portfolios/Funds in which the Portfolio invested had a negative total return during the reporting period, and all outperformed the Barclays Capital U.S. Aggregate Bond Index. That said, the Portfolio's weakest fixed-income contribution came from MainStay Global High Income Fund, which was among the Portfolio's strongest-performing Underlying Fixed Income Portfolios/Funds but was also the Portfolio's smallest fixed-income position. The Portfolio's second-weakest fixed-income contribution came from MainStay VP Floating Rate Portfolio.


4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Effective January 1, 2011, Madison Square Investors LLC no longer serves as Subadvisor to the Portfolio, and New York Life Investments has assumed the day-to-day portfolio management of the Portfolio. In addition, effective January 1, 2011, Jae Yoon replaced Tony Elavia as a portfolio manager for the Portfolio. Jonathan Swaney continues to serve as a portfolio manager for the Portfolio. For more information regarding these portfolio management changes, please refer to the Prospectus supplement dated December 3, 2010.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Conservative Allocation Portfolio on this page and the preceeding pages has not been audited.


M-78    MainStay VP Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 99.9%+
------------------------------------------------------

EQUITY FUNDS 40.7%
MainStay 130/30 Core Fund
  Class I (a)                  3,713,171  $ 28,814,206
MainStay 130/30 Growth Fund
  Class I (b)                     32,433       280,870
MainStay 130/30 International
  Fund Class I (a)               973,029     6,704,167
MainStay Epoch Global Choice
  Fund Class I                   136,628     2,034,395
MainStay Epoch U.S. All Cap
  Fund Class I                 1,004,626    23,548,425
MainStay ICAP Equity Fund
  Class I                        387,979    14,052,608
MainStay ICAP International
  Fund Class I                   219,642     6,477,253
MainStay MAP Fund Class I        539,819    17,220,225
MainStay VP Common Stock
  Portfolio Initial Class        664,402    10,656,799
MainStay VP Growth Equity
  Portfolio Initial Class          2,603        64,080
MainStay VP ICAP Select
  Equity Portfolio Initial
  Class                        1,114,533    13,973,579
MainStay VP International
  Equity Portfolio Initial
  Class                          505,966     6,486,544
MainStay VP Large Cap Growth
  Portfolio Initial Class
  (a)(b)                         826,709    12,367,268
MainStay VP Mid Cap Core
  Portfolio Initial Class (a)  1,864,288    22,122,876
MainStay VP U.S. Small Cap
  Portfolio Initial Class        519,761     4,839,540
                                          ------------
Total Equity Funds
  (Cost $143,032,064)                      169,642,835
                                          ------------


FIXED INCOME FUNDS 59.2%
MainStay Global High Income
  Fund Class I (a)               256,807     3,027,754
MainStay High Yield
  Opportunities Fund Class I
  (a)                          1,706,240    20,167,754
MainStay Intermediate Term
  Bond Fund Class I            2,266,758    23,868,965
MainStay VP Bond Portfolio
  Initial Class (a)            9,178,731   134,304,923
MainStay VP Convertible
  Portfolio Initial Class (a)  1,034,463    12,375,225
MainStay VP Floating Rate
  Portfolio Initial Class (a)  4,093,348    37,916,171
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                1,522,382    14,601,298
                                          ------------
Total Fixed Income Funds
  (Cost $235,683,075)                      246,262,090
                                          ------------

Total Investments
  (Cost $378,715,139) (c)           99.9%  415,904,925
Other Assets, Less
  Liabilities                        0.1       456,081
                               ---------  ------------

Net Assets                         100.0%  416,361,006
                               =========  ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio's/Fund's share class. (See Note
     3)
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At December 31, 2010, cost is
     $379,338,899 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $37,310,817
Gross unrealized depreciation         (744,791)
                                   -----------
Net unrealized appreciation        $36,566,026
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Affiliated Investment Companies
Equity Funds                                       $169,642,835     $     --      $     --  $169,642,835
Fixed Income Funds                                  246,262,090           --            --   246,262,090
                                                   ------------     --------      --------  ------------
Total Investments in Securities                    $415,904,925          $--           $--  $415,904,925
                                                   ============     ========      ========  ============




For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-79

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in affiliated investment
  companies, at value (identified
  cost $378,715,139)                  $415,904,925
Cash                                       343,587
Receivables:
  Fund shares sold                         546,560
                                      ------------
     Total assets                      416,795,072
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased          190,899
  Fund shares redeemed                      99,701
  NYLIFE Distributors (See Note 3)          85,038
  Professional fees                         29,427
  Shareholder communication                 26,683
  Directors                                    906
  Custodian                                    750
Accrued expenses                               662
                                      ------------
     Total liabilities                     434,066
                                      ------------
Net assets                            $416,361,006
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million
  shares authorized                   $    369,137
Additional paid-in capital             391,939,056
                                      ------------
                                       392,308,193
Undistributed net investment income     10,259,769
Accumulated net realized loss on
  investments                          (23,396,742)
Net unrealized appreciation on
  investments                           37,189,786
                                      ------------
Net assets                            $416,361,006
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $  8,122,826
                                      ============
Shares of capital stock outstanding        716,424
                                      ============
Net asset value per share
  outstanding                         $      11.34
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $408,238,180
                                      ============
Shares of capital stock outstanding     36,197,258
                                      ============
Net asset value per share
  outstanding                         $      11.28
                                      ============






M-80    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividend distributions from
     affiliated investment companies  $ 9,685,656
                                      -----------
EXPENSES
  Distribution and service--Service
     Class (See Note 3)                   854,248
  Shareholder communication                77,835
  Professional fees                        70,221
  Directors                                11,593
  Custodian                                11,555
  Miscellaneous                            12,980
                                      -----------
     Total expenses                     1,038,432
                                      -----------
Net investment income                   8,647,224
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on affiliated
  investment company transactions       6,084,099
Realized capital gain distributions
  from affiliated investment
  companies                             2,083,956
                                      -----------
Net realized gain on investments
  from affiliated investment
  companies                             8,168,055
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                          23,382,083
                                      -----------
Net realized and unrealized gain on
  Investments                          31,550,138
                                      -----------
Net increase in net assets resulting
  from operations                     $40,197,362
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $  8,647,224  $  8,325,356
 Net realized gain (loss)
  on investments from
  affiliated investment
  company transactions           8,168,055   (21,342,822)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   23,382,083    62,163,269
                              --------------------------
 Net increase in net assets
  resulting from operations     40,197,362    49,145,803
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                 (190,594)     (165,727)
    Service Class               (8,614,894)   (7,517,855)
                              --------------------------
                                (8,805,488)   (7,683,582)
                              --------------------------
 From net realized gain on
  investments:
    Initial Class                       --       (93,468)
    Service Class                       --    (4,538,183)
                              --------------------------
                                        --    (4,631,651)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                  (8,805,488)  (12,315,233)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       122,390,834    73,304,368
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              8,805,488    12,315,233
 Cost of shares redeemed       (44,361,127)  (37,743,281)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         86,835,195    47,876,320
                              --------------------------
    Net increase in net
     assets                    118,227,069    84,706,890
NET ASSETS
--------------------------------------------------------
Beginning of year              298,133,937   213,427,047
                              --------------------------
End of year                   $416,361,006  $298,133,937
                              ==========================
Undistributed net investment
 income at end of year        $ 10,259,769  $  8,805,460
                              ==========================






M-82    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-83

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                    INITIAL CLASS
                                     ---------------------------------------------------------------------------
                                                                                              FEBRUARY 13,
                                                                                                 2006**
                                                                                                 THROUGH
                                                  YEAR ENDED DECEMBER 31,                     DECEMBER 31,
                                      2010          2009           2008          2007             2006
Net asset value at beginning of
  period                             $10.37        $ 8.89        $ 11.01        $10.68           $10.00
                                     ------        ------        -------        ------           ------
Net investment income                  0.29 (a)      0.34 (a)       0.32 (a)      0.30             0.19 (a)
Net realized and unrealized gain
  (loss) on investments                0.95          1.63          (2.35)         0.50             0.63
                                     ------        ------        -------        ------           ------
Total from investment operations       1.24          1.97          (2.03)         0.80             0.82
                                     ------        ------        -------        ------           ------
Less dividends and distributions:
  From net investment income          (0.27)        (0.31)         (0.01)        (0.30)           (0.11)
  From net realized gain on
     investments                         --         (0.18)         (0.08)        (0.17)           (0.03)
                                     ------        ------        -------        ------           ------
Total dividends and distributions     (0.27)        (0.49)         (0.09)        (0.47)           (0.14)
                                     ------        ------        -------        ------           ------
Net asset value at end of period     $11.34        $10.37        $  8.89        $11.01           $10.68
                                     ======        ======        =======        ======           ======
Total investment return               12.03%        22.28%        (18.41%)        7.49%            8.20%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                2.66%         3.54%          3.16%         3.28%            2.04%++
  Net expenses (c)                     0.05%         0.05%          0.06%         0.09%            0.25%++
  Expenses (before
     reimbursement/recoupment) (c)     0.05%         0.05%          0.06%         0.08%            0.28%++
Portfolio turnover rate                  26%           38%            44%           11%              23%
Net assets at end of period (in
  000's)                             $8,123        $6,827        $ 3,984        $2,644           $1,480




**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





M-84    MainStay VP Conservative Allocation Portfolio           The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            SERVICE CLASS
      ------------------------------------------------------------------------------------------
                                                                              FEBRUARY 13,
                                                                                 2006**
                                                                                 THROUGH
                          YEAR ENDED DECEMBER 31,                             DECEMBER 31,
        2010              2009              2008              2007                2006

      $  10.33          $   8.86          $  10.99          $  10.67             $ 10.00
      --------          --------          --------          --------             -------
          0.27 (a)          0.33 (a)          0.30 (a)          0.26                0.18 (a)
          0.94              1.61             (2.35)             0.51                0.62
      --------          --------          --------          --------             -------
          1.21              1.94             (2.05)             0.77                0.80
      --------          --------          --------          --------             -------

         (0.26)            (0.29)            (0.00)++          (0.28)              (0.10)
            --             (0.18)            (0.08)            (0.17)              (0.03)
      --------          --------          --------          --------             -------
         (0.26)            (0.47)            (0.08)            (0.45)              (0.13)
      --------          --------          --------          --------             -------
      $  11.28          $  10.33          $   8.86          $  10.99             $ 10.67
      ========          ========          ========          ========             =======
         11.75%            21.93%           (18.62%)            7.23%               7.97%(b)

          2.47%             3.39%             2.95%             3.48%               1.96%++
          0.30%             0.30%             0.31%             0.34%               0.50%++
          0.30%             0.30%             0.31%             0.33%               0.53%++
            26%               38%               44%               11%                 23%
      $408,238          $291,307          $209,443          $180,682             $64,642




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-85

MAINSTAY VP CONVERTIBLE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                                                                             BANK OF
                                                                         AMERICA MERRILL
                           MAINSTAY VP              MAINSTAY VP             LYNCH ALL
                      CONVERTIBLE PORTFOLIO    CONVERTIBLE PORTFOLIO    U.S. CONVERTIBLE
                          INITIAL CLASS            SERVICE CLASS              INDEX
                      ---------------------    ---------------------    ----------------
12/31/00                      10000                    10000                  10000
12/31/01                       9782                     9759                   9556
12/31/02                       9009                     8966                   8736
12/31/03                      11012                    10932                  11107
12/31/04                      11684                    11571                  12175
12/31/05                      12454                    12302                  12298
12/31/06                      13754                    13553                  13877
12/31/07                      15798                    15528                  14505
12/31/08                      10361                    10158                   9323
12/31/09                      15134                    14801                  13903
12/31/10                      17837                    17401                  16235




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        17.86%        7.45%          5.96%         0.66%
-----------------------------------------------------------------------------
Service Class Shares(3)     17.56         7.18           5.70          0.91
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                            ONE      FIVE     TEN
                                                                YEAR     YEARS    YEARS
Bank of America Merrill Lynch All U.S. Convertible Index(4)    16.77%    5.71%    4.96%
---------------------------------------------------------------------------------------
Average Lipper Convertible Securities Fund(5)                  16.91     5.11     4.54
---------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.95% for Initial Class shares and 5.69% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-86    MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,216.80        $3.69          $1,021.90         $3.36
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,215.30        $5.08          $1,020.60         $4.63
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                 mainstayinvestments.com    M-87

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(COMPOSITION PIE CHART)

Convertible Bonds                               75.8
Convertible Preferred Stocks                    12.2
Common Stocks                                    8.6
Short-Term Investment                            3.2
Other Assets, Less Liabilities                   0.2





See Portfolio of Investments beginning on page M-91 for specific holdings within these categories.




TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  JPMorgan Chase & Co., 1.50%, due 6/25/15
    2.  Core Laboratories, L.P., 0.25%, due 10/31/11
    3.  Cameron International Corp., 2.50%, due 6/15/26
    4.  Teva Pharmaceutical Finance Co. B.V. Series D, 1.75%, due
        2/1/26
    5.  Citigroup, Inc., 7.50%
    6.  Fisher Scientific International, Inc., 3.25%, due 3/1/24
    7.  Incyte Corp., Ltd., 4.75%, due 10/1/15
    8.  Peabody Energy Corp., 4.75%, due 12/15/66
    9.  BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17
   10.  Allegheny Technologies, Inc., 4.25%, due 6/1/14






M-88    MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP CONVERTIBLE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Convertible Portfolio returned 17.86% for Initial Class shares and 17.56% for Service Class shares. Both share classes outperformed the 16.91% return of the average Lipper(1) Convertible Securities Fund and the 16.77% return of the Bank of America Merrill Lynch All U.S. Convertible Index(1) for the 12 months ended December 31, 2010. The Bank of America Merrill Lynch All U.S. Convertible Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio's performance relative to the Bank of America Merrill Lynch All U.S. Convertible Index was primarily affected by sector allocation and credit quality. The Portfolio's overweight positions in the energy and materials sectors enhanced the Portfolio's relative performance during the reporting period.

An overweight position in the health care sector detracted slightly from the Portfolio's relative performance. Several of the Portfolio's larger health care holdings performed poorly during the reporting period, and in general, the health care sector underperformed the overall convertible bond market, as investors expressed a preference for economically sensitive sectors (those likely to benefit from an increase in economic activity), such as materials and consumer durables. In addition, an overweight position in investment-grade convertible bonds detracted from the Portfolio's relative performance, as investment-grade convertible bonds underperformed the benchmark by 888 basis points and underperformed speculative-grade convertible bonds by 1258 basis points.

DURING THE REPORTING PERIOD WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH MARKET SEGMENTS WERE THE WEAKEST CONTRIBUTORS?

During the reporting period, the Portfolio's strongest-contributing market segments were biotechnology, oil services, and materials.

The Portfolio saw substantial gains from several of its holdings in the biotechnology industry. The convertible bonds of Incyte Genomics and Biomarin Pharmaceutical were strong performers, and investors with an increased appetite for risk bid up the price of these companies' common shares on the expectation that they both would successfully bring new drugs to market.

The Portfolio also benefited from several strong-performing convertible bonds in the oil services & equipment sector. The Portfolio's single best-performing security in terms of dollars gained was a convertible-bond holding in Core Laboratories. The company's stock and convertible bonds performed well after Core Laboratories exceeded earnings estimates and raised future earnings guidance in consecutive quarters.

The Portfolio's convertible bond holdings in several materials companies, such as Allegheny Technologies and U.S. Steel, performed well during the reporting period. Investors favored the convertible bonds of economically sensitive companies that are likely to prosper should the nascent economic recovery gain strength.

The Portfolio's weakest-contributing market segment was food retailing. A convertible-bond position in Great Atlantic & Pacific Tea Co. was the Portfolio's worst-performing security. The bonds declined sharply after the company reported several quarters of poor operating performance and speculation grew that the company might seek bankruptcy protection.

Another weak contributor was medical devices. Several of the Portfolio's holdings in this area, such as a convertible-bond position in Nuvasive and a position in the common stock of Boston Scientific, were poor performers during 2010. Both companies reported disappointing results as cost pressures and the poor economy continued to weigh on sales of medical devices, particularly those used for elective surgeries.

The financials sector detracted from the Portfolio's performance. Common stock of Morgan Stanley and convertible bonds of Janus were relatively weak performers during the reporting period. Neither holding hurt the Portfolio's performance in a meaningful way. Given the convertible market's sharp advance, however, any declining security stood out as a substantial underperformer.

WHICH INDIVIDUAL SECURITIES WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE, AND WHICH INDIVIDUAL SECURITIES WERE PARTICULARLY WEAK?

As mentioned, Core Laboratories and Incyte Genomics were among the strongest individual contributors to the Portfolio's performance. The convertible bonds of Biovail were also strong contributors, following the announcement that the company would merge with Valeant Pharmaceuticals--a merger that might reduce redundant costs and increase Biovail's profitability.

As mentioned, the single weakest contributor to the Portfolio's performance was Great Atlantic & Pacific Tea Co. The second weakest contributor was Teva Pharmaceutical Finance, whose convertible bonds fell largely because of a general investor preference for economically sensitive companies. Investors also appeared to be concerned that a large percentage of the company's profits depended on a single product, Copaxone, used to treat multiple sclerosis. The Portfolio also saw weak performance from the common stock of Hewlett-Packard. The


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                 mainstayinvestments.com    M-89
stock fell when the company's chief executive officer was unexpectedly fired for submitting inaccurate expense reports.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In 2010, we added to the Portfolio's position in AMR convertible bonds. The bonds offer the potential to participate in the up-side of AMR common stock, which we expect to do well with increased levels of business and leisure travel. Should our expectations prove incorrect, the bonds should offer downside protection and a high yield relative to the common shares.

During the reporting period, we initiated a position in convertible preferred shares of Apache Corp. that the company issued in part to fund the purchase of several properties from BP. We believe that the properties were purchased at an attractive price and should enhance Apache's oil production and reserves.

The Portfolio increased its convertible bond holding in Ford Motor because we expect the company to materially benefit from a stabilizing economy in the United States and increased auto sales in developing regions of the world.

We sold the Portfolio's position in Whiting Petroleum after the company converted its convertible preferred shares into common stock.

We sold a portion of the Portfolio's holding in the convertible bonds of Newell Rubbermaid following the tremendous price increase in the company's common stock, which eliminated much of the downside protection that had been inherent in the convertible bonds.

We trimmed the Portfolio's convertible bond position in Transocean Offshore after a significant decline in the company's common stock rendered the bonds relatively unattractive and unlikely to participate in much of the potential upside of the company's common stock.

DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

There were no meaningful sector weighting changes in the Portfolio during the reporting period.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio remained overweight in the health care, energy and materials sectors. As of the same date, the Portfolio held underweight positions in the financials and technology sectors. As of December 31, 2010, the Portfolio held market-weight positions in other sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Convertible Portfolio on this page and the preceding pages has not been audited.


M-90    MainStay VP Convertible Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010


                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE SECURITIES 88.0%+
CONVERTIBLE BONDS 75.8%
-------------------------------------------------------

AEROSPACE & DEFENSE 3.0%
GenCorp, Inc.
  4.063%, due 12/31/39        $ 6,515,000  $  6,140,387
L-3 Communications Corp.
  3.00%, due 8/1/35               943,000       950,073
  3.00%, due 8/1/35 (a)         4,360,000     4,392,700
Triumph Group, Inc.
  2.625%, due 10/1/26           2,773,000     4,648,241
                                           ------------
                                             16,131,401
                                           ------------

AIRLINES 1.7%
AMR Corp.
  6.25%, due 10/15/14           8,143,000     9,262,662
                                           ------------


AUTO MANUFACTURERS 1.3%
Ford Motor Co.
  4.25%, due 11/15/16           3,562,000     7,137,357
                                           ------------


AUTO PARTS & EQUIPMENT 1.9%
ArvinMeritor, Inc.
  4.00%, due 2/15/27            4,060,000     4,471,075
BorgWarner, Inc.
  3.50%, due 4/15/12            2,519,000     5,645,709
                                           ------------
                                             10,116,784
                                           ------------

BANKS 3.5%
X  JPMorgan Chase & Co.
  1.50%, due 6/25/15 (a)       11,715,347    18,587,570
                                           ------------


BIOTECHNOLOGY 5.0%
American Oriental
  Bioengineering, Inc.
  5.00%, due 7/15/15 (a)        1,924,000     1,594,515
Amgen, Inc.
  0.375%, due 2/1/13            7,831,000     7,870,155
Gilead Sciences, Inc.
  1.00%, due 5/1/14 (a)         6,111,000     6,324,885
X  Incyte Corp., Ltd.
  4.75%, due 10/1/15            5,295,000    11,020,219
                                           ------------
                                             26,809,774
                                           ------------

BUILDING MATERIALS 0.5%
Cemex SAB de C.V.
  4.875%, due 3/15/15 (a)       2,558,000     2,807,405
                                           ------------


COAL 2.9%
Alpha Natural Resources,
  Inc.
  2.375%, due 4/15/15           3,400,000     4,564,500
X  Peabody Energy Corp.
  4.75%, due 12/15/66           8,441,000    10,962,749
                                           ------------
                                             15,527,249
                                           ------------

COMMERCIAL SERVICES 0.8%
Hertz Global Holdings, Inc.
  5.25%, due 6/1/14             2,223,000     4,273,717
                                           ------------


COMPUTERS 3.5%
Cadence Design Systems, Inc.
  2.625%, due 6/1/15 (a)        5,949,000     7,547,794
EMC Corp.
  1.75%, due 12/1/13            6,450,000     9,747,562
SanDisk Corp.
  1.50%, due 8/15/17            1,152,000     1,306,080
                                           ------------
                                             18,601,436
                                           ------------

DISTRIBUTION & WHOLESALE 0.7%
WESCO International, Inc.
  6.00%, due 9/15/29            1,763,000     3,645,003
                                           ------------


ELECTRONICS 1.0%
TTM Technologies, Inc.
  3.25%, due 5/15/15            4,539,000     5,452,474
                                           ------------


ENERGY--ALTERNATE SOURCES 1.6%
Covanta Holding Corp.
  3.25%, due 6/1/14             7,223,000     8,631,485
                                           ------------


ENGINEERING & CONSTRUCTION 0.4%
MasTec, Inc.
  4.00%, due 6/15/14            1,794,000     2,170,740
                                           ------------


ENTERTAINMENT 0.4%
Lions Gate Entertainment,
  Inc.
  3.625%, due 3/15/25           2,138,000     2,121,965
                                           ------------


FOOD 0.8%
Spartan Stores, Inc.
  3.375%, due 5/15/27 (a)       4,469,000     4,256,722
  3.375%, due 5/15/27             254,000       241,935
                                           ------------
                                              4,498,657
                                           ------------

HEALTH CARE--PRODUCTS 2.8%
China Medical Technologies,
  Inc.
  4.00%, due 8/15/13            9,780,000     8,361,900
Teleflex, Inc.
  3.875%, due 8/1/17            6,470,000     6,825,850
                                           ------------
                                             15,187,750
                                           ------------



+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings or issuers held, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-91

                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
HEALTH CARE--SERVICES 2.1%
X  Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24           $ 7,998,000  $ 11,207,197
                                           ------------


INSURANCE 0.8%
American Equity Investment
  Life Holding Co.
  3.50%, due 9/15/15 (a)        2,591,000     3,067,096
MGIC Investment Corp.
  5.00%, due 5/1/17               834,000       962,228
                                           ------------
                                              4,029,324
                                           ------------

INTERNET 2.9%
At Home Corp.
  4.75%, due 12/31/49
  (b)(c)(d)(e)                  2,335,418           234
Equinix, Inc.
  4.75%, due 6/15/16            1,951,000     2,407,046
GSI Commerce, Inc.
  2.50%, due 6/1/27               572,000       624,195
Symantec Corp.
  1.00%, due 6/15/13            3,386,000     3,864,273
TeleCommunication Systems,
  Inc.
  4.50%, due 11/1/14 (a)        3,772,000     3,597,545
VeriSign, Inc.
  3.25%, due 8/15/37            4,525,000     5,096,281
                                           ------------
                                             15,589,574
                                           ------------

INVESTMENT COMPANY 0.2%
KKR Financial Holdings LLC
  7.50%, due 1/15/17              763,000     1,054,848
                                           ------------


IRON & STEEL 3.5%
X  Allegheny Technologies,
  Inc.
  4.25%, due 6/1/14             6,599,000     9,989,236
Steel Dynamics, Inc.
  5.125%, due 6/15/14           3,046,000     3,876,035
United States Steel Corp.
  4.00%, due 5/15/14            2,457,000     4,778,865
                                           ------------
                                             18,644,136
                                           ------------

LODGING 0.3%
Home Inns & Hotels
  Management, Inc.
  2.00%, due 12/15/15 (a)       1,465,000     1,472,325
                                           ------------


MEDIA 0.9%
Central European Media
  Enterprises, Ltd.
  3.50%, due 3/15/13 (a)        5,486,000     4,896,255
                                           ------------


MISCELLANEOUS--MANUFACTURING 0.8%
Ingersoll-Rand Co.
  4.50%, due 4/15/12            1,696,000     4,507,120
                                           ------------


OIL & GAS 2.6%
BPZ Resources, Inc.
  6.50%, due 3/1/15             1,730,000     1,814,338
Chesapeake Energy Corp.
  2.50%, due 5/15/37            3,058,000     2,744,555
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27             3,719,000     4,546,477
Transocean, Inc.
  Series C
  1.50%, due 12/15/37           4,838,000     4,704,955
                                           ------------
                                             13,810,325
                                           ------------

OIL & GAS SERVICES 5.5%
X  Cameron International
  Corp.
  2.50%, due 6/15/26            9,799,000    14,282,043
X  Core Laboratories, L.P.
  0.25%, due 10/31/11           7,759,000    15,149,447
                                           ------------
                                             29,431,490
                                           ------------

PHARMACEUTICALS 11.5%
X  BioMarin Pharmaceutical,
  Inc.
  1.875%, due 4/23/17           7,456,000    10,745,960
Biovail Corp.
  5.375%, due 8/1/14 (a)        3,923,000     8,179,455
Cephalon, Inc.
  2.00%, due 6/1/15             2,000,000     2,817,500
  2.50%, due 5/1/14             4,030,000     4,589,163
Isis Pharmaceuticals, Inc.
  2.625%, due 2/15/27           4,893,000     4,801,256
Omnicare, Inc.
  3.75%, due 12/15/25           3,717,000     4,163,040
Salix Pharmaceuticals, Ltd.
  2.75%, due 5/15/15            5,375,000     6,873,281
X  Teva Pharmaceutical
  Finance Co. B.V.
  Series D
  1.75%, due 2/1/26            12,185,000    13,418,731
Viropharma, Inc.
  2.00%, due 3/15/17            5,167,000     5,812,875
                                           ------------
                                             61,401,261
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.7%
Host Hotels & Resorts, L.P.
  2.50%, due 10/15/29 (a)       3,722,000     5,261,978
SL Green Operating
  Partnership, L.P.
  3.00%, due 10/15/17 (a)       3,769,000     3,867,936
                                           ------------
                                              9,129,914
                                           ------------



M-92    MainStay VP Convertible Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
SEMICONDUCTORS 3.5%
Intel Corp.
  3.25%, due 8/1/39 (a)       $ 1,481,000  $  1,782,754
Microchip Technology, Inc.
  2.125%, due 12/15/37          4,693,000     5,766,524
Micron Technology, Inc.
  1.875%, due 6/1/14              381,000       361,950
  4.25%, due 10/15/13           2,917,000     5,148,505
ON Semiconductor Corp.
  2.625%, due 12/15/26          4,665,000     5,487,206
                                           ------------
                                             18,546,939
                                           ------------

SOFTWARE 2.2%
Microsoft Corp.
  (zero coupon), due 6/15/13
  (a)                           5,171,000     5,578,216
Nuance Communications, Inc.
  2.75%, due 8/15/27            2,869,000     3,381,834
SYNNEX Corp.
  4.00%, due 5/15/18 (a)        2,451,000     3,023,921
                                           ------------
                                             11,983,971
                                           ------------

TELECOMMUNICATIONS 5.5%
Anixter International, Inc.
  1.00%, due 2/15/13            3,522,000     3,957,848
Ciena Corp.
  0.875%, due 6/15/17             924,000       762,300
  4.00%, due 3/15/15 (a)        3,952,000     4,969,640
Ixia
  3.00%, due 12/15/15 (a)       5,051,000     5,638,179
SBA Communications Corp.
  1.875%, due 5/1/13            5,610,000     6,318,262
Virgin Media, Inc.
  6.50%, due 11/15/16           4,744,000     7,875,040
                                           ------------
                                             29,521,269
                                           ------------
Total Convertible Bonds
  (Cost $343,343,669)                       406,189,377
                                           ------------



                                   SHARES

CONVERTIBLE PREFERRED STOCKS 12.2%
-------------------------------------------------------

AUTO MANUFACTURERS 2.1%
General Motors Co.
  4.75%                           151,000     8,170,610
General Motors Corp.
  6.25%                           165,300     1,322,400
Motors Liquidation Co.
  5.25%                           190,500     1,552,575
                                           ------------
                                             11,045,585
                                           ------------

BANKS 3.2%
X  Citigroup, Inc.
  7.50%                            84,200    11,509,298
Wells Fargo & Co.
  7.50% Series L                    5,600     5,603,080
                                           ------------
                                             17,112,378
                                           ------------

ELECTRIC 0.5%
PPL Corp.
  9.50%                            53,500     2,940,895
                                           ------------


HAND & MACHINE TOOLS 1.0%
Stanley Black & Decker, Inc.
  4.75%                            48,700     5,285,898
                                           ------------


INSURANCE 0.9%
Hartford Financial Services
  Group, Inc.
  7.25%                           188,572     4,829,329
                                           ------------


OIL & GAS 2.8%
Apache Corp.
  6.00%                           146,900     9,733,594
Energy XXI Bermuda Ltd.
  5.63%                            11,500     3,608,596
SandRidge Energy, Inc. (a)
  7.00%                            13,800     1,655,683
                                           ------------
                                             14,997,873
                                           ------------

PHARMACEUTICALS 0.8%
Omnicare Capital Trust II
  4.00%                           107,100     4,144,770
                                           ------------


TELECOMMUNICATIONS 0.9%
Crown Castle International
  Corp.
  6.25%                            78,900     4,832,625
                                           ------------
Total Convertible Preferred
  Stocks
  (Cost $57,967,230)                         65,189,353
                                           ------------
Total Convertible Securities
  (Cost $401,310,899)                       471,378,730
                                           ------------


COMMON STOCKS 8.6%
-------------------------------------------------------

AEROSPACE & DEFENSE 0.0%++
Triumph Group, Inc.                 2,286       204,391
                                           ------------


APPAREL 0.6%
Iconix Brand Group, Inc. (f)      173,600     3,352,216
                                           ------------


AUTO PARTS & EQUIPMENT 0.2%
ArvinMeritor, Inc. (f)             54,583     1,120,043
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-93


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
BANKS 0.4%
Bank of America Corp.             112,600  $  1,502,084
Morgan Stanley                     22,700       617,667
                                           ------------
                                              2,119,751
                                           ------------

COMPUTERS 0.4%
Hewlett-Packard Co.                47,800     2,012,380
                                           ------------


ELECTRONICS 0.1%
TTM Technologies, Inc. (f)         19,100       284,781
                                           ------------


ENGINEERING & CONSTRUCTION 0.2%
McDermott International,
  Inc. (f)                         65,000     1,344,850
                                           ------------


HEALTH CARE--PRODUCTS 0.3%
Boston Scientific Corp. (f)       214,700     1,625,279
                                           ------------


INTERNET 0.4%
GSI Commerce, Inc. (f)             60,600     1,405,920
TeleCommunication Systems,
  Inc. (f)                        152,700       713,109
                                           ------------
                                              2,119,029
                                           ------------

MACHINERY--DIVERSIFIED 0.1%
Babcock & Wilcox Co. (f)           32,500       831,675
                                           ------------


OIL & GAS 0.7%
Forest Oil Corp. (f)               26,200       994,814
Frontier Oil Corp. (f)             54,300       977,943
Transocean, Ltd. (f)               24,000     1,668,240
                                           ------------
                                              3,640,997
                                           ------------

OIL & GAS SERVICES 2.1%
Baker Hughes, Inc.                 39,700     2,269,649
Gulf Island Fabrication,
  Inc.                             13,100       369,158
Halliburton Co.                   143,492     5,858,779
ION Geophysical Corp. (f)         360,900     3,060,432
                                           ------------
                                             11,558,018
                                           ------------

PHARMACEUTICALS 1.4%
Merck & Co., Inc.                 110,553     3,984,330
ViroPharma, Inc. (f)              190,300     3,295,996
                                           ------------
                                              7,280,326
                                           ------------

RETAIL 0.6%
Costco Wholesale Corp.             42,092     3,039,463
                                           ------------


SEMICONDUCTORS 0.0%++
FormFactor, Inc. (f)                1,341        11,908
                                           ------------


SOFTWARE 0.6%
Microsoft Corp.                   108,500     3,029,320
                                           ------------


TRANSPORTATION 0.5%
Tidewater, Inc.                    49,600     2,670,464
                                           ------------
Total Common Stocks
  (Cost $46,034,855)                         46,244,891
                                           ------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 3.2%
-------------------------------------------------------

REPURCHASE AGREEMENT 3.2%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $17,355,358
  (Collateralized by a
  United States
  Treasury Note with a rate
  of 2.50% and a maturity
  date of 4/30/15, with a
  Principal Amount of
  $17,065,000 and a Market
  Value of $17,704,938)       $17,355,344    17,355,344
                                           ------------
Total Short-Term Investment
  (Cost $17,355,344)                         17,355,344
                                           ------------
Total Investments
  (Cost $464,701,098) (g)            99.8%  534,978,965
Other Assets, Less
  Liabilities                         0.2     1,171,898
                              -----------  ------------

Net Assets                          100.0% $536,150,863
                              ===========  ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Fair valued security--The total market
     value of this security at December 31,
     2010 is $234, which represents less than
     one-tenth of a percent of the Portfolio's
     net assets.
(c)  Issue in default.
(d)  Illiquid security--The total market value
     of this security at December 31, 2010 is
     $234, which represents less than one-
     tenth of a percent of the Portfolio's net
     assets.
(e)  Restricted security.
(f)  Non-income producing security.
(g)  At December 31, 2010, cost is
     $465,560,575 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $78,256,295
Gross unrealized depreciation       (8,837,905)
                                   -----------
Net unrealized appreciation        $69,418,390
                                   ===========





M-94    MainStay VP Convertible Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                  QUOTED PRICES
                                                      IN ACTIVE   SIGNIFICANT
                                                    MARKETS FOR         OTHER   SIGNIFICANT
                                                      IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                         ASSETS        INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Convertible Securities
  Convertible Bonds (b)                            $         --  $406,189,143          $234  $406,189,377
  Convertible Preferred Stocks                       65,189,353            --            --    65,189,353
                                                   ------------  ------------          ----  ------------
Total Convertible Securities                         65,189,353   406,189,143           234   471,378,730
                                                   ------------  ------------          ----  ------------
Common Stocks                                        46,244,891            --            --    46,244,891
Short-Term Investment
  Repurchase Agreement                                       --    17,355,344            --    17,355,344
                                                   ------------  ------------          ----  ------------
Total Investments in Securities                    $111,434,244  $423,544,487          $234  $534,978,965
                                                   ============  ============          ====  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $234 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                           BALANCE                             CHANGE IN                                                  BALANCE
                             AS OF     ACCRUED  REALIZED      UNREALIZED                       TRANSFERS  TRANSFERS         AS OF
 INVESTMENTS          DECEMBER 31,   DISCOUNTS      GAIN    APPRECIATION                           IN TO     OUT OF  DECEMBER 31,
 IN SECURITIES                2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3          2010
Convertible Bonds
  Internet                    $234    $     --  $     --        $     --   $     --  $     --   $     --   $     --          $234
                              ----    --------  --------        --------   --------  --------   --------   --------          ----
Total                         $234         $--       $--             $--        $--       $--        $--        $--          $234
                              ----    --------  --------        --------   --------  --------   --------   --------          ----

                           CHANGE IN
                          UNREALIZED
                        APPRECIATION
                      (DEPRECIATION)
                                FROM
                         INVESTMENTS
                       STILL HELD AT
 INVESTMENTS            DECEMBER 31,
 IN SECURITIES              2010 (A)
Convertible Bonds
  Internet                  $     --
                            --------
Total                            $--
                            --------



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-95

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $464,701,098)      $534,978,965
Receivables:
  Dividends and interest                 2,135,667
  Fund shares sold                         134,765
  Investment securities sold                57,154
                                      ------------
     Total assets                      537,306,551
                                      ------------

LIABILITIES
--------------------------------------------------
Due to custodian                               735
Payables:
  Investment securities purchased          525,617
  Manager (See Note 3)                     268,262
  Fund shares redeemed                     207,915
  NYLIFE Distributors (See Note 3)          64,808
  Professional fees                         52,149
  Shareholder communication                 32,801
  Custodian                                  1,557
  Directors                                  1,114
Accrued expenses                               730
                                      ------------
     Total liabilities                   1,155,688
                                      ------------
Net assets                            $536,150,863
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million
  shares authorized                   $    449,854
Additional paid-in capital             467,602,005
                                      ------------
                                       468,051,859
Undistributed net investment income     11,892,636
Accumulated net realized loss on
  investments                          (14,071,499)
Net unrealized appreciation on
  investments                           70,277,867
                                      ------------
Net assets                            $536,150,863
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $223,632,531
                                      ============
Shares of capital stock outstanding     18,693,775
                                      ============
Net asset value per share
  outstanding                         $      11.96
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $312,518,332
                                      ============
Shares of capital stock outstanding     26,291,629
                                      ============
Net asset value per share
  outstanding                         $      11.89
                                      ============





M-96    MainStay VP Convertible Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest (a)                        $12,818,986
  Dividends                             2,711,934
                                      -----------
     Total income                      15,530,920
                                      -----------
EXPENSES
  Manager (See Note 3)                  2,714,625
  Distribution and service--Service
     Class (See Note 3)                   651,214
  Professional fees                       110,077
  Shareholder communication               101,123
  Custodian                                21,474
  Directors                                14,927
  Miscellaneous                            18,449
                                      -----------
     Total expenses                     3,631,889
                                      -----------
Net investment income                  11,899,031
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on investments       17,032,357
Net change in unrealized
  appreciation (depreciation) on
  investments                          48,162,500
                                      -----------
Net realized and unrealized gain on
  investments                          65,194,857
                                      -----------
Net increase in net assets resulting
  from operations                     $77,093,888
                                      ===========




(a) Interest recorded net of foreign withholding taxes in the amount of $15,167.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-97

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $ 11,899,031  $ 13,325,460
 Net realized gain (loss)
  on investments                17,032,357   (17,591,802)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   48,162,500   125,260,453
                              --------------------------
 Net increase in net assets
  resulting from operations     77,093,888   120,994,111
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class               (5,449,793)   (3,413,090)
    Service Class               (7,497,522)   (3,613,593)
                              --------------------------
 Total dividends to
  shareholders                 (12,947,315)   (7,026,683)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       108,175,014    68,157,853
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends     12,947,315     7,026,683
 Cost of shares redeemed       (57,947,321)  (37,266,165)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         63,175,008    37,918,371
                              --------------------------
    Net increase in net
     assets                    127,321,581   151,885,799
NET ASSETS
--------------------------------------------------------
Beginning of year              408,829,282   256,943,483
                              --------------------------
End of year                   $536,150,863  $408,829,282
                              ==========================
Undistributed net investment
 income at
 end of year                  $ 11,892,636  $ 12,940,920
                              ==========================





M-98    MainStay VP Convertible Portfolio  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                            M-99

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   INITIAL CLASS
                                     ------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  10.45        $   7.29        $  13.98        $  12.75        $  11.82
                                     --------        --------        --------        --------        --------
Net investment income                    0.30 (a)        0.38 (a)        0.27            0.28            0.22 (a)
Net realized and unrealized gain
  (loss) on investments                  1.53            2.98           (5.13)           1.63            1.02
                                     --------        --------        --------        --------        --------
Total from investment operations         1.83            3.36           (4.86)           1.91            1.24
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.32)          (0.20)          (0.27)          (0.32)          (0.31)
  From net realized gain on
     investments                           --              --           (1.56)          (0.36)             --
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.32)          (0.20)          (1.83)          (0.68)          (0.31)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  11.96        $  10.45        $   7.29        $  13.98        $  12.75
                                     ========        ========        ========        ========        ========
Total investment return                 17.86%          46.08%         (34.42%)         14.86%          10.44%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  2.77%           4.30%           2.32%           1.64%           1.80%
  Net expenses                           0.66%           0.66%           0.65%           0.62%           0.63%
Portfolio turnover rate                    83%             73%            107%            119%             76%
Net assets at end of year (in
  000's)                             $223,633        $181,366        $135,743        $242,925        $246,179



(a)  Per share data based on average shares outstanding during the year.




M-100    MainStay VP Convertible Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
        2010              2009              2008              2007              2006

      $  10.39          $   7.26          $  13.92          $  12.71          $  11.80
      --------          --------          --------          --------          --------
          0.27 (a)          0.36 (a)          0.25              0.18              0.19 (a)
          1.53              2.95             (5.11)             1.68              1.00
      --------          --------          --------          --------          --------
          1.80              3.31             (4.86)             1.86              1.19
      --------          --------          --------          --------          --------

         (0.30)            (0.18)            (0.24)            (0.29)            (0.28)
            --                --             (1.56)            (0.36)               --
      --------          --------          --------          --------          --------
         (0.30)            (0.18)            (1.80)            (0.65)            (0.28)
      --------          --------          --------          --------          --------
      $  11.89          $  10.39          $   7.26          $  13.92          $  12.71
      ========          ========          ========          ========          ========
         17.56%            45.71%           (34.58%)           14.57%            10.16%

          2.52%             4.03%             2.12%             1.39%             1.55%
          0.91%             0.91%             0.90%             0.87%             0.88%
            83%               73%              107%              119%               76%
      $312,518          $227,463          $121,201          $157,565          $120,515




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-101

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                        MAINSTAY VP        MAINSTAY VP
                       FLOATING RATE      FLOATING RATE     CREDIT SUISSE
                     PORTFOLIO INITIAL      PORTFOLIO      LEVERAGED LOAN
                           CLASS          SERVICE CLASS         INDEX
                     -----------------    -------------    --------------
05/02/05                   10000              10000             10000
12/31/05                   10210              10191             10392
12/31/06                   10822              10775             11154
12/31/07                   11103              11027             11364
12/31/08                    8575               8495              8097
12/31/09                   11450              11316             11729
12/31/10                   12375              12200             12899




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                    SINCE        GROSS
                                                  INCEPTION     EXPENSE
CLASS                   ONE YEAR    FIVE YEARS     (5/2/05)    RATIO(1)
-----------------------------------------------------------------------
Initial Class Shares      8.08%        3.92%        3.83%        0.68%
-----------------------------------------------------------------------
Service Class Shares      7.81         3.66         3.57         0.93
-----------------------------------------------------------------------




BENCHMARK PERFORMANCE                          ONE     FIVE    SINCE INCEPTION
                                              YEAR    YEARS           (5/2/05)
Credit Suisse Leveraged Loan Index(2)        9.98%    4.42%         4.59%
------------------------------------------------------------------------------
Average Lipper Loan Participation Fund(3)    9.33     3.50          3.65
------------------------------------------------------------------------------







1. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3. The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-102    MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,055.30        $3.47          $1,021.80         $3.41
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,054.00        $4.76          $1,020.60         $4.69
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.67% for Initial Class and 0.92% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



                                                mainstayinvestments.com    M-103

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(PIE CHART)

                FLOATING RATE
LOANS                                            82.5
------------------------- ---                    ----
Corporate Bonds                                  8.00
Short-Term Investments                           6.40
Foreign Floating Rate Loans                      4.10
Yankee Bonds                                     0.80
Common Stocks                                    0.10
Other Assets, Less Liabilities                  (1.90)




See Portfolio of Investments beginning on page M-106 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2010 (excluding short-term investments)

    1.  TransDigm, Inc., 5.00%-7.75%, due 12/6/16-12/15/18
    2.  Community Health Systems, Inc., 2.544%-3.794%, due
        7/25/14-1/25/17
    3.  Aramark Corp., 2.136%-3.553%, due 1/27/14-7/26/16
    4.  NRG Energy, Inc., 2.041%-3.553%, due 2/1/13-8/31/15
    5.  Intelsat Corp., 2.79%, due 1/3/14
    6.  Biomet, Inc., 3.293%, due 3/25/15
    7.  Ford Motor Co., 3.026%, due 12/16/13
    8.  Fidelity National Information Solutions, Inc., 5.25%, due
        7/18/16
    9.  HCA, Inc., 1.553%-8.50%, due 11/19/12-4/15/19
   10.  Bucyrus International, Inc., 4.25%, due 2/19/16






M-104    MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Robert H. Dial of New York Life Investments,(1) the Portfolio's Manager.

HOW DID THE MAINSTAY VP FLOATING RATE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Floating Rate Portfolio returned 8.08% for Initial Class shares and 7.81% for Service Class shares. Both share classes underperformed the 9.33% return of the average Lipper(2) Loan Participation Fund and the 9.98% return of the Credit Suisse Leveraged Loan Index(2) for the 12 months ended December 31, 2010. The Credit Suisse Leveraged Loan Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE LEVERAGED LOAN MARKET DURING THE REPORTING PERIOD?

After the historic sell-off in 2008 and remarkable gains in 2009, the leveraged loan market experienced more modest volatility in 2010 by recent standards. A strong rally in risk credit during the first quarter was partially offset by weaker performance in May and June on concerns over economic difficulties in Greece and other European markets. The year ended on a strong note, however, with volume rebounding in the fourth quarter and strong demand for deals backing dividends and a return of the covenant-lite deal. Covenant-lite deals carry fewer maintenance covenants for borrowers than traditional loans and involve higher risk for lenders. In the fourth quarter, the Credit Suisse Leveraged Loan Index rose 3.30%.

For the year, the default rate by principal amount was relatively benign at 1.87%, and investors were drawn to a combination of call protection, short duration and floating rates of interest.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio underperformed the Credit Suisse Leveraged Loan Index primarily because the Portfolio maintained an overweight position in credits rated BB and an underweight position in unrated loans and credits rated CCC and below.(3) During the reporting period, riskier credits (unrated loans and credits rated CCC and below) outperformed, with significant rallies in the first and fourth quarters. The cash balance necessary to meet redemptions also contributed to the Portfolio's underperformance of its benchmark.

During the spring and summer of 2010, credits rated BB outperformed riskier credits, which partially offset the Portfolio's underperformance relative to its benchmark in other periods.

WHAT WAS THE PORTFOLIO'S DURATION(4) STRATEGY DURING THE REPORTING PERIOD?

The Portfolio invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of five to seven years, but as long as nine years, but their underlying interest-rate contracts, which are typically pegged to LIBOR,(2) reset every 30, 60, 90 or 180 days. The weighted average reset figure for the Portfolio at the end of the reporting period was 45 days. Since actual reset dates may vary for different loans in the Portfolio, the actual period between a shift in interest rates and the time when the Portfolio would "catch up" may differ.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio was significantly underweight relative to the Credit Suisse Leveraged Loan Index in unrated loans and loans rated CCC or lower. As of the same date, the Portfolio held 2.08% of its net assets in unrated loans and loans rated CCC or lower while 21.53% of the Credit Suisse Leveraged Loan Index was made up of those riskier assets.



1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Information about VP Floating Rate Portfolio on this page and the preceeding pages has not been audited.

                                                mainstayinvestments.com    M-105

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 95.4%+
CORPORATE BONDS 8.0%
-------------------------------------------------------

AEROSPACE & DEFENSE 0.9%
Oshkosh Corp.
  8.25%, due 3/1/17           $ 1,600,000  $  1,740,000
Spirit Aerosystems, Inc.
  7.50%, due 10/1/17              435,000       452,400
X  TransDigm, Inc.
  7.75%, due 12/15/18 (a)       2,500,000     2,587,500
                                           ------------
                                              4,779,900
                                           ------------

BEVERAGE, FOOD & TOBACCO 0.1%
Dole Food Co., Inc.
  8.00%, due 10/1/16 (a)          750,000       791,250
                                           ------------


BROADCASTING & ENTERTAINMENT 0.1%
CSC Holdings LLC
  8.625%, due 2/15/19             700,000       791,000
                                           ------------


BUILDINGS & REAL ESTATE 0.4%
Building Materials Corp. of
  America
  6.875%, due 8/15/18 (a)       1,200,000     1,188,000
CB Richard Ellis Services,
  Inc.
  6.625%, due 10/15/20 (a)        900,000       900,000
                                           ------------
                                              2,088,000
                                           ------------

CHEMICALS, PLASTICS & RUBBER 1.9%
Ashland, Inc.
  9.125%, due 6/1/17              650,000       749,125
Hexion U.S. Finance
  Corp./Hexion Nova Scotia
  Finance ULC
  8.875%, due 2/1/18            2,500,000     2,671,875
Lyondell Chemical Co.
  11.00%, due 5/1/18            3,991,902     4,520,829
Nalco Co.
  6.625%, due 1/15/19 (a)       1,000,000     1,022,500
  8.25%, due 5/15/17            1,200,000     1,300,500
                                           ------------
                                             10,264,829
                                           ------------

CONTAINERS, PACKAGING & GLASS 1.3%
Berry Plastics Corp.
  4.177%, due 9/15/14             500,000       457,500
Crown Americas LLC/Crown
  Americas Capital Corp. II
  7.625%, due 5/15/17           1,200,000     1,290,000
Greif, Inc.
  7.75%, due 8/1/19               650,000       711,750
Silgan Holdings, Inc.
  7.25%, due 8/15/16            2,000,000     2,130,000
Solo Cup Co.
  10.50%, due 11/1/13           2,000,000     2,090,000
                                           ------------
                                              6,679,250
                                           ------------


DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
  MINERALS 0.3%
Boise Paper Holdings
  LLC/Boise Co-Issuer Co.
  8.00%, due 4/1/20               700,000       749,000
Boise Paper Holdings
  LLC/Boise Finance Co.
  9.00%, due 11/1/17            1,000,000     1,092,500
                                           ------------
                                              1,841,500
                                           ------------


DIVERSIFIED/CONGLOMERATE SERVICE 0.4%
Corrections Corp. of America
  7.75%, due 6/1/17             2,000,000     2,122,500
                                           ------------


ECOLOGICAL 0.2%
Clean Harbors, Inc.
  7.625%, due 8/15/16           1,035,000     1,099,688
                                           ------------


HEALTHCARE, EDUCATION & CHILDCARE 0.2%
X  HCA, Inc.
  8.50%, due 4/15/19              800,000       876,000
                                           ------------


HOTELS, MOTELS, INNS & GAMING 0.5%
Ameristar Casinos, Inc.
  9.25%, due 6/1/14             1,590,000     1,701,300
MGM Resorts International
  10.375%, due 5/15/14            200,000       224,500
  11.125%, due 11/15/17           550,000       632,500
                                           ------------
                                              2,558,300
                                           ------------


LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  0.1%
Cinemark USA, Inc.
  8.625%, due 6/15/19             600,000       649,500
                                           ------------


MACHINERY 0.2%
SPX Corp.
  6.875%, due 9/1/17 (a)          750,000       796,875
                                           ------------


MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-
  ELECTRONIC) 0.1%
CPM Holdings, Inc.
  10.625%, due 9/1/14 (a)         725,000       775,750
                                           ------------




+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest issuers held, as of December 31, 2010, excluding short-term investments. May be subject to change daily.

M-106    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
MINING, STEEL, IRON & NON-PRECIOUS METALS 0.6%
Consol Energy, Inc.
  8.00%, due 4/1/17 (a)       $ 3,000,000  $  3,195,000
                                           ------------


OIL & GAS 0.2%
Energy Transfer Equity, L.P.
  7.50%, due 10/15/20             788,000       811,640
                                           ------------


PRINTING & PUBLISHING 0.2%
Nielsen Finance LLC
  11.625%, due 2/1/14             700,000       810,250
                                           ------------


TELECOMMUNICATIONS 0.3%
GCI, Inc.
  7.25%, due 2/15/14            1,595,000     1,614,937
                                           ------------
Total Corporate Bonds
  (Cost $39,534,881)                         42,546,169
                                           ------------


FLOATING RATE LOANS 82.5% (B)
-------------------------------------------------------

AEROSPACE & DEFENSE 2.8%
Pelican Products, Inc.
  New Term Loan B
  5.75%, due 11/30/16           3,000,000     3,009,375
SI Organization, Inc. (The)
  Term Loan B
  5.75%, due 11/19/16           2,850,000     2,864,250
Spirit Aerosystems, Inc.
  Term Loan B2
  3.539%, due 9/30/16           2,021,737     2,022,157
X  TransDigm, Inc.
  Term Loan B
  5.00%, due 12/6/16            5,000,000     5,046,875
Triumph Group, Inc.
  Term Loan B
  4.50%, due 6/16/16            1,745,625     1,752,171
                                           ------------
                                             14,694,828
                                           ------------

AUTOMOBILE 7.5%
Allison Transmission, Inc.
  Term Loan B
  3.027%, due 8/7/14            3,284,097     3,205,417
Dana Corp.
  Term Loan B
  4.534%, due 1/30/15           3,773,868     3,787,432
Federal-Mogul Corp.
  Term Loan C
  2.199%, due 12/28/15          1,666,988     1,553,872
  Term Loan B
  2.206%, due 12/29/14          2,297,297     2,141,410
X  Ford Motor Co.
  Term Loan B1
  3.026%, due 12/16/13          5,813,891     5,785,594
Goodyear Tire & Rubber Co.
  (The)
  2nd Lien Term Loan
  1.96%, due 4/30/14            3,500,000     3,403,750
KAR Holdings, Inc.
  Term Loan B
  3.02%, due 10/18/13           3,877,008     3,848,900
Key Safety Systems, Inc.
  1st Lien Term Loan
  2.521%, due 3/8/14            1,443,206     1,338,573
Metaldyne Co. LLC
  Term Loan B
  7.75%, due 10/28/16           2,992,500     3,029,906
Pinafore LLC
  Term Loan B
  6.25%, due 9/29/16            3,459,864     3,504,348
Sensata Technologies Finance
  Co. LLC
  US Term Loan
  2.038%, due 4/26/13           2,899,637     2,825,696
Tenneco, Inc.
  Tranche B Term Loan
  5.053%, due 6/3/16 (c)          597,000       600,358
  Tranche B1 Credit Linked
  Deposit
  5.265%, due 3/17/14 (c)       1,250,000     1,257,031
United Components, Inc.
  Term Loan B
  6.25%, due 3/23/17 (c)        3,192,000     3,212,748
                                           ------------
                                             39,495,035
                                           ------------

BEVERAGE, FOOD & TOBACCO 3.6%
American Seafoods Group LLC
  Term Loan B
  5.50%, due 5/7/15 (c)         1,467,404     1,468,626
Constellation Brands, Inc.
  Term Loan B
  1.813%, due 6/5/13            1,004,466       997,553
  Extended Term Loan B
  3.063%, due 6/5/15            1,495,534     1,502,637
Dean Foods Co.
  Extended Term Loan B2
  3.543%, due 4/2/17            4,387,607     4,291,079
Dole Food Co., Inc.
  Term Loan C
  5.039%, due 3/2/17            2,623,474     2,635,497
  Term Loan B
  5.059%, due 3/2/17            1,056,255     1,061,096
Michael Foods Group, Inc.
  Term Loan B
  6.261%, due 6/29/16           3,752,019     3,797,355


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-107

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
BEVERAGE, FOOD & TOBACCO (CONTINUED)
Wm. Bolthouse Farms, Inc.
  New 1st Lien Term Loan
  5.501%, due 2/11/16         $ 3,459,625  $  3,462,507
                                           ------------
                                             19,216,350
                                           ------------

BROADCASTING & ENTERTAINMENT 7.1%
Atlantic Broadband Finance
  LLC
  Term Loan B
  5.00%, due 11/27/15           2,757,764     2,773,276
BBHI Acquisition LLC
  Term Loan B
  4.50%, due 12/14/17           2,000,000     2,010,714
Charter Communications
  Operating LLC
  Extended Term Loan
  3.56%, due 9/6/16             1,979,899     1,951,850
  New Term Loan
  7.25%, due 3/6/14             3,293,738     3,414,312
CSC Holdings, Inc.
  Incremental B2 Term Loan
  2.011%, due 3/29/16           4,376,065     4,391,110
Gray Television, Inc.
  Term Loan B
  3.789%, due 12/31/14          2,447,745     2,385,530
Insight Midwest Holdings LLC
  Term Loan A
  1.26%, due 10/7/13            1,115,385     1,087,500
  Initial Term Loan
  2.021%, due 4/7/14            1,234,138     1,197,885
Knology Inc.
  New Term Loan B
  5.50%, due 10/17/16           4,833,333     4,863,542
LodgeNet Entertainment Corp.
  Term Loan
  2.31%, due 4/4/14               548,840       505,848
Mediacom Broadband Group
  (FKA MCC Iowa)
  Tranche D1 Term Loan
  2.01%, due 1/31/15            1,920,000     1,839,999
Mediacom Broadband LLC
  Tranche F Term Loan
  4.50%, due 10/23/17             746,250       734,435
Univision Communications
  Inc.
  Extended Term Loan
  4.511%, due 3/31/17           5,143,849     4,884,820
Weather Channel (The)
  Replacement Term Loan
  5.00%, due 9/14/15            5,389,904     5,417,974
                                           ------------
                                             37,458,795
                                           ------------

BUILDINGS & REAL ESTATE 1.8%
Armstrong World Industries,
  Inc.
  Term Loan B
  5.00%, due 5/23/17            2,142,857     2,156,250
Brickman Group Holdings Inc.
  New Term Loan B
  7.25%, due 10/14/16           3,333,333     3,372,223
Building Materials Corp. of
  America
  1st Lien Term Loan
  3.063%, due 2/24/14           2,730,112     2,723,854
Central Parking Corp.
  Term Loan
  2.563%, due 5/22/14             259,109       202,105
  Letter of Credit Term Loan
  2.688%, due 5/22/14              94,828        73,966
Realogy Corp.
  Letter of Credit
  0.111%, due 10/10/13            159,744       149,500
  Term Loan
  3.286%, due 10/10/13          1,172,704     1,097,504
                                           ------------
                                              9,775,402
                                           ------------

CHEMICALS, PLASTICS & RUBBER 6.7%
Celanese U.S. Holdings LLC
  Synthetic Letter of Credit
  0.261%, due 4/2/14              571,429       569,682
  Extended Term Loan C
  3.29%, due 10/31/16           3,407,304     3,421,148
CF Industries, Inc.
  Term Loan B1
  4.25%, due 4/6/15             2,271,516     2,280,021
General Chemical Corp.
  Tranche B Term Loan
  6.751%, due 10/6/15           2,948,250     2,970,362
Huntsman International LLC
  New Term Loan
  1.783%, due 4/21/14           2,237,924     2,184,151
INEOS U.S. Finance LLC
  Term Loan A2
  7.001%, due 12/14/12             43,345        44,339
  Term Loan B2
  7.501%, due 12/16/13          1,994,187     2,054,844
  Term Loan C2
  8.001%, due 12/16/14          2,132,900     2,197,776
ISP Chemco, Inc.
  Term Loan
  1.813%, due 6/4/14            1,050,936     1,027,946
Nalco Co.
  Term Loan B1
  4.50%, due 10/5/17            2,394,000     2,411,356


M-108    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
CHEMICALS, PLASTICS & RUBBER (CONTINUED)
Polymer Group, Inc.
  Tranche 2 Extending
  7.00%, due 11/24/14         $ 2,032,665  $  2,027,583
Rockwood Specialties Group,
  Inc.
  Tranche H
  6.00%, due 5/15/14            4,109,595     4,122,437
Solutia, Inc.
  Term Loan B
  4.50%, due 3/17/17            5,433,360     5,456,284
Univar Inc.
  Extended Opco Term Loan
  6.25%, due 11/30/16           4,674,010     4,697,380
                                           ------------
                                             35,465,309
                                           ------------

CONTAINERS, PACKAGING & GLASS 4.3%
Berry Plastics Corp.
  Term Loan C
  2.284%, due 4/3/15            1,984,536     1,868,937
BWAY Corp.
  New Term Loan B
  5.522%, due 6/16/17           3,002,058     3,013,316
Crown Americas LLC
  Term B Dollar Loan
  2.02%, due 11/15/12             804,242       797,808
Graham Packaging Co., L.P.
  Term Loan C
  6.75%, due 4/5/14             3,774,530     3,806,882
  Term Loan D
  6.00%, due 9/23/16              798,000       806,146
Graphic Packaging
  International, Inc.
  Term Loan B
  2.29%, due 5/16/14            1,592,111     1,567,632
  Term Loan C
  3.04%, due 5/16/14            2,931,029     2,911,977
Reynolds Group Holdings Inc.
  Term Loan D
  6.50%, due 5/5/16             3,200,000     3,226,221
Smurfit-Stone Container
  Enterprises, Inc.
  Exit Term Loan B
  6.75%, due 7/15/16            4,975,000     5,047,139
                                           ------------
                                             23,046,058
                                           ------------

DIVERSIFIED NATURAL RESOURCES, PRECIOUS METALS &
  MINERALS 0.9%
Georgia-Pacific Corp.
  New Term Loan B
  2.302%, due 12/21/12          1,561,185     1,558,879
  Term Loan B1
  2.303%, due 12/20/12            691,212       690,191
  New Term Loan C
  3.552%, due 12/23/14          2,448,113     2,453,851
                                           ------------
                                              4,702,921
                                           ------------

DIVERSIFIED/CONGLOMERATE MANUFACTURING 1.2%
X  Bucyrus International,
  Inc.
  Term Loan
  4.25%, due 2/19/16            5,472,964     5,487,959
Goodyear Engineered Products
  Delayed Draw Term Loan
  2.77%, due 7/31/14              121,250       106,498
  Initial Term Loan
  2.77%, due 7/31/14              846,563       743,564
                                           ------------
                                              6,338,021
                                           ------------

DIVERSIFIED/CONGLOMERATE SERVICE 5.1%

Advantage Sales & Marketing,
  Inc.
  Term Loan B
  5.25%, due 12/18/17           2,000,000     2,003,500
Dealer Computer Services,
  Inc.
  Term Loan B
  5.25%, due 4/21/17            4,081,868     4,104,829
X  Fidelity National
  Information Solutions,
  Inc.
  Term Loan B
  5.25%, due 7/18/16            5,546,359     5,607,551
Fifth Third Processing
  Solutions LLC
  Term Loan B
  5.50%, due 11/3/16            4,200,000     4,226,250
First Data Corp.
  Term Loan B1
  3.011%, due 9/24/14           1,849,399     1,704,338
  Term Loan B3
  3.011%, due 9/24/14             948,391       874,891
ServiceMaster Co.
  Delayed Draw Term Loan
  2.77%, due 7/24/14              313,966       300,583
  Term Loan
  2.775%, due 7/24/14           3,152,740     3,018,354
SunGard Data Systems, Inc.
  Tranche A
  2.013%, due 2/28/14           2,803,946     2,729,468
  Tranche B
  3.911%, due 2/26/16             967,944       958,567
VeriFone, Inc.
  Term Loan B
  3.02%, due 10/31/13             660,000       660,000


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-109

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
DIVERSIFIED/CONGLOMERATE SERVICE (CONTINUED)
Verint Systems, Inc.
  Term Loan B
  5.25%, due 5/25/14 (c)      $   897,283  $    895,039
                                           ------------
                                             27,083,370
                                           ------------

ECOLOGICAL 0.3%
Big Dumpster Merger Sub,
  Inc.
  Delayed Draw Term Loan B
  2.52%, due 2/5/13 (c)           269,864       210,022
  Term Loan B
  2.52%, due 2/5/13 (c)           640,927       498,801
Synagro Technologies, Inc.
  Term Loan B
  2.27%, due 4/2/14               965,000       851,613
                                           ------------
                                              1,560,436
                                           ------------

FINANCE 2.0%
Harbourvest Partners LLC
  Term Loan B
  6.25%, due 12/14/16           2,187,500     2,192,969
Hertz Corp. (The)
  Synthetic Letter of Credit
  0.284%, due 12/21/12            688,374       682,255
  Tranche B Term Loan
  2.02%, due 12/21/12           3,707,747     3,674,789
MSCI, Inc.
  New Term Loan
  4.75%, due 6/1/16             3,980,000     4,001,146
Rental Services Corp.
  2nd Lien Term Loan
  3.80%, due 11/29/13             119,378       116,333
                                           ------------
                                             10,667,492
                                           ------------

GROCERY 1.0%
Roundy's Supermarkets, Inc.
  Extended Term Loan
  7.00%, due 11/3/13            2,169,214     2,165,826
SUPERVALU, Inc.
  Term Loan A
  1.136%, due 6/2/11            1,122,135     1,114,981
  Term Loan B1
  1.538%, due 6/1/12            1,214,201     1,196,120
  Extended Term Loan B2
  3.038%, due 10/5/15             573,950       566,417
                                           ------------
                                              5,043,344
                                           ------------

HEALTHCARE, EDUCATION & CHILDCARE 10.7%
Alliance Healthcare
  Services, Inc.
  Term Loan B
  5.50%, due 6/1/16             3,420,475     3,416,199
AMR HoldCo., Inc.
  New Term Loan
  3.273%, due 4/8/15            2,221,875     2,213,543
Bausch & Lomb, Inc.
  Delayed Draw Term Loan
  3.511%, due 4/24/15             567,539       564,698
  Term Loan
  3.543%, due 4/24/15           2,337,425     2,321,832
X  Biomet, Inc.
  Term Loan B
  3.293%, due 3/25/15           5,891,888     5,867,690
X  Community Health Systems,
  Inc.
  Delayed Draw Term Loan
  2.544%, due 7/25/14             240,334       234,116
  Term Loan
  2.544%, due 7/25/14           4,666,572     4,545,825
  Extended Term Loan B
  3.794%, due 1/25/17           2,346,127     2,336,013
DaVita, Inc.
  New Term Loan B
  4.50%, due 10/20/16           3,000,000     3,024,108
Fresenius Medical Care
  Holdings, Inc.
  Tranche B Term Loan
  1.671%, due 3/31/13             769,774       761,108
Gentiva Health Services,
  Inc.
  New Term Loan B
  6.75%, due 8/15/16            1,242,188     1,252,539
X  HCA, Inc.
  Term Loan A
  1.553%, due 11/19/12            588,225       578,850
  Term Loan B
  2.553%, due 11/18/13          3,122,019     3,088,067
  Extended Term Loan B2
  3.553%, due 3/31/17           1,000,000       997,083
Health Management
  Associates, Inc.
  Term Loan B
  2.053%, due 2/28/14           3,678,394     3,603,906
Lifepoint Hospitals, Inc.
  Extended Term Loan B
  3.04%, due 4/15/15            2,000,000     1,996,000
Mylan Laboratories, Inc.
  Term Loan B
  3.563%, due 10/2/14           1,274,726     1,276,511
Quintiles Transnational
  Corp.
  Term Loan B
  2.31%, due 3/29/13            1,939,667     1,929,969
Royalty Pharma Finance Trust
  Term Loan B
  2.553%, due 4/16/13           2,872,649     2,858,252


M-110    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
HEALTHCARE, EDUCATION & CHILDCARE (CONTINUED)
Rural/Metro Operating Co.
  LLC
  Term Loan B
  6.00%, due 11/24/16         $ 2,400,000  $  2,421,960
Select Medical Corp.
  Extended Term Loan B
  4.037%, due 8/22/14             721,727       721,727
Universal Health Services,
  Inc.
  Term Loan B
  5.50%, due 11/15/16           2,800,000     2,833,981
Vanguard Health Holding Co.
  II LLC
  Term Loan B
  5.00%, due 1/29/16            3,473,816     3,486,120
Warner Chilcott Co. LLC
  Term Loan A
  6.00%, due 10/30/14             854,237       854,237
  Term Loan B2
  6.25%, due 4/30/15            1,630,950     1,639,274
Warner Chilcott PLC
  Additional Term Loan
  6.25%, due 4/30/15              920,700       925,815
  Term Loan B1
  6.25%, due 4/30/15              979,524       984,523
                                           ------------
                                             56,733,946
                                           ------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE
  CONSUMER PRODUCTS 0.6%
Jarden Corp.
  Term Loan B4
  3.553%, due 1/26/15           1,480,774     1,489,411
  Term Loan B5
  3.553%, due 1/26/15           1,542,656     1,551,654
                                           ------------
                                              3,041,065
                                           ------------

HOTELS, MOTELS, INNS & GAMING 1.6%
Las Vegas Sands LLC
  Extended Delayed Draw Term
  Loan
  3.03%, due 11/23/16             696,914       669,763
  Extended Term Loan B
  3.03%, due 11/23/16           2,540,573     2,440,764
Penn National Gaming, Inc.
  Term Loan B
  2.027%, due 10/3/12           5,274,964     5,247,123
                                           ------------
                                              8,357,650
                                           ------------

INSURANCE 0.9%
Hub International Holdings,
  Inc.
  Add on Term Loan B
  6.75%, due 6/13/14              994,962       991,977
Multiplan, Inc.
  Term Loan B
  6.50%, due 8/26/17            3,489,231     3,523,035
                                           ------------
                                              4,515,012
                                           ------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  3.8%
AMC Entertainment, Inc.
  Term Loan
  1.761%, due 1/28/13           2,079,964     2,067,381
Cedar Fair, L.P.
  Term Loan B
  5.50%, due 12/15/16           5,169,854     5,218,781
Cinemark USA, Inc.
  Extended Term Loan
  3.529%, due 4/29/16           1,915,650     1,924,031
Regal Cinemas Corp.
  New Term Loan
  3.803%, due 11/21/16          5,055,382     5,072,762
Six Flags Theme Parks, Inc.
  Add on Term Loan B
  5.50%, due 6/30/16            3,660,714     3,690,458
Universal City Development
  Partners, Ltd.
  New Term Loan B
  5.50%, due 11/6/14            1,985,000     2,001,128
                                           ------------
                                             19,974,541
                                           ------------

MACHINERY (NON-AGRICULTURE, NON-CONSTRUCT & NON-
  ELECTRONIC) 2.9%
Alliance Laundry Systems LLC
  Term Loan B
  6.25%, due 9/23/16            2,936,842     2,967,435
Baldor Electric Co.
  Term Loan B
  5.25%, due 1/31/14            5,084,771     5,086,327
Gleason Corp.
  New U.S. Term Loan
  2.052%, due 6/30/13 (c)         825,974       804,293
Goodman Global Holdings,
  Inc.
  First Lien Term Loan
  5.75%, due 10/28/16           1,620,938     1,627,016
  2nd Lien Term Loan
  9.00%, due 10/30/17             200,000       205,950
Manitowoc Co., Inc. (The)
  Term Loan B
  8.00%, due 11/6/14              705,123       709,970
RBS Global, Inc.
  Term Loan B2
  2.563%, due 7/19/13           2,014,681     1,962,636
Rexnord Corp.
  Term Loan B
  2.813%, due 7/19/13           1,934,426     1,901,783
                                           ------------
                                             15,265,410
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-111

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
MINING, STEEL, IRON & NON-PRECIOUS METALS 0.2%
Walter Industries, Inc.
  Term Loan
  2.514%, due 10/3/12         $   920,279  $    919,128
                                           ------------


OIL & GAS 1.0%
Dresser, Inc.
  Term Loan
  2.534%, due 5/4/14            3,689,032     3,677,504
  2nd Lien Term Loan
  6.034%, due 5/4/15              800,000       798,500
IFM Colonial Pipeline 2 LLC
  Term Loan B
  2.29%, due 2/27/12              972,209       962,081
                                           ------------
                                              5,438,085
                                           ------------

PERSONAL & NONDURABLE CONSUMER PRODUCTS (MANUFACTURING
  ONLY) 0.9%
JohnsonDiversey, Inc.
  Term Loan B
  5.25%, due 11/24/15           3,204,314     3,226,343
Spectrum Brands, Inc.
  New Term Loan
  8.00%, due 6/16/16            1,586,667     1,615,425
                                           ------------
                                              4,841,768
                                           ------------

PERSONAL TRANSPORTATION 0.2%
United Airlines, Inc.
  Term Loan B
  2.313%, due 2/3/14            1,367,572     1,317,356
                                           ------------


PERSONAL, FOOD & MISCELLANEOUS SERVICES 1.2%
X  Aramark Corp.
  Synthetic Letter of Credit
  2.136%, due 1/27/14             254,038       251,588
  Term Loan
  2.178%, due 1/27/14           3,185,645     3,154,926
  Extended Letter of Credit
  3.511%, due 7/26/16             185,121       184,709
  Extended Term Loan B
  3.553%, due 7/26/16           2,814,880     2,808,625
                                           ------------
                                              6,399,848
                                           ------------

PRINTING & PUBLISHING 3.0%
Affiliated Media, Inc.
  New Term Loan
  8.50%, due 3/19/14               67,618        66,265
Dex Media East LLC
  New Term Loan
  2.796%, due 10/24/14            575,617       465,530
F&W Media, Inc.
  Term Loan
  7.75%, due 6/9/14 (c)(d)        506,420       506,420
  New 2nd Lien Term Loan
  15.00%, due 12/9/14 (c)(d)      219,231       219,231
Getty Images, Inc.
  New Term Loan
  5.25%, due 11/7/16            3,643,375     3,674,160
Hanley Wood LLC
  New Term Loan B
  2.563%, due 3/8/14              656,507       269,168
Lamar Media Corp.
  Term Loan B
  4.25%, due 12/30/16           3,502,370     3,515,503
Merrill Communications LLC
  Term Loan
  8.50%, due 12/24/12           1,867,789     1,853,780
Nielsen Finance LLC
  Class A Term Loan
  2.264%, due 8/9/13              118,792       117,201
  Class B Term Loan
  4.014%, due 5/2/16              494,994       491,635
  Class C Term Loan
  4.014%, due 5/2/16            2,946,069     2,912,926
Penton Media, Inc.
  New Term Loan B
  5.00%, due 8/1/14 (c)         1,210,419       935,048
R.H. Donnelley, Inc.
  New Term Loan
  9.00%, due 10/24/14             589,385       462,878
SuperMedia, Inc.
  Exit Term Loan
  11.00%, due 12/31/15            673,715       460,371
                                           ------------
                                             15,950,116
                                           ------------

PRINTING, PUBLISHING, & BROADCASTING 0.7%
Visant Corp.
  Term Loan B
  7.00%, due 12/22/16           3,491,250     3,527,618
                                           ------------


RETAIL STORE 2.4%
Michaels Stores, Inc.
  Term Loan B1
  2.563%, due 10/31/13          1,778,742     1,730,040
  Term Loan B2
  4.813%, due 7/31/16           2,263,657     2,259,614
NBTY, Inc.
  Term Loan B
  6.25%, due 10/2/17              600,000       607,495


M-112    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
RETAIL STORE (CONTINUED)
Neiman Marcus Group, Inc.
  (The)
  Extended Term Loan B2
  4.303%, due 4/6/16          $ 3,333,809  $  3,295,263
Pantry, Inc. (The)
  Delayed Draw Term Loan B
  2.02%, due 5/15/14              205,019       197,160
  Term Loan B
  2.02%, due 5/15/14              712,032       684,737
Pilot Travel Centers LLC
  Term Loan B
  5.25%, due 6/30/16            2,581,677     2,615,239
Yankee Candle Co., Inc.
  (The)
  Term Loan B
  2.285%, due 2/6/14            1,578,512     1,553,651
                                           ------------
                                             12,943,199
                                           ------------

TELECOMMUNICATIONS 2.8%
X  Intelsat Corp.
  Term Loan B2-A
  2.79%, due 1/3/14             1,965,815     1,965,815
  Term Loan B2-B
  2.79%, due 1/3/14             1,965,208     1,965,209
  Term Loan B2-C
  2.79%, due 1/3/14             1,965,208     1,965,208
MetroPCS Wireless, Inc.
  Term Loan B
  2.563%, due 11/4/13             247,055       246,669
  Extended Term Loan
  3.813%, due 11/4/16           4,681,175     4,694,343
Syniverse Technologies, Inc.
  Term Loan B
  5.25%, due 12/21/17 (c)       2,000,000     2,025,000
Windstream Corp.
  Tranche B2
  3.04%, due 12/17/15           1,975,000     1,980,996
                                           ------------
                                             14,843,240
                                           ------------

TEXTILES & LEATHER 0.9%
Phillips-Van Heusen Corp.
  Tranche B
  4.75%, due 5/6/16             4,436,334     4,490,373
Spring Windows Fashions LLC
  Term Loan B
  3.063%, due 12/31/12 (c)        375,198       357,376
                                           ------------
                                              4,847,749
                                           ------------

UTILITIES 4.4%
AES Corp.
  Term Loan
  2.859%, due 8/10/11           1,000,000       998,438
BRSP LLC
  Term Loan B
  7.50%, due 6/4/14             2,803,603     2,817,621
Calpine Corp.
  1st Priority Term Loan
  3.145%, due 3/29/14           1,015,768     1,013,954
Covanta Energy Corp.
  Synthetic Letter of Credit
  1.803%, due 2/10/14             494,845       486,804
  Term Loan B
  1.813%, due 2/10/14             967,461       951,740
Dynegy Holdings, Inc.
  Synthetic Letter of Credit
  4.02%, due 4/2/13             1,886,914     1,869,056
  Term Loan B
  4.02%, due 4/2/13               110,653       109,606
KGen LLC
  Synthetic Letter of Credit
  0.153%, due 2/8/14              281,250       267,187
  1st Lien Term Loan
  2.063%, due 2/10/14             313,498       297,824
New Development Holdings,
  Inc.
  Term Loan
  7.00%, due 7/3/17             3,900,412     3,958,918
X  NRG Energy, Inc.
  Term Loan
  2.041%, due 2/1/13            1,196,599     1,187,410
  Synthetic Letter of Credit
  2.053%, due 2/1/13            1,007,587       999,850
  Extended Letter of Credit
  3.553%, due 8/31/15           2,888,889     2,886,000
  Extended Term Loan B
  3.553%, due 8/31/15           1,105,556     1,104,635
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B2
  3.764%, due 10/10/14            955,253       736,848
  Term Loan B3
  3.764%, due 10/10/14          1,949,734     1,501,517
TPF Generation Holdings LLC
  Synthetic Revolver
  0.203%, due 12/15/11             94,479        92,046
  Synthetic Letter of Credit
  0.203%, due 12/13/13            301,388       293,627
  Term Loan B
  2.303%, due 12/15/13            688,430       670,703
  2nd Lien Term Loan C
  4.553%, due 12/15/14            500,000       456,562


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-113

                                PRINCIPAL
                                   AMOUNT         VALUE
FLOATING RATE LOANS (CONTINUED)
UTILITIES (CONTINUED)
TPF II LC LLC
  Term Loan B
  3.053%, due 10/15/14 (c)    $   606,297  $    582,045
                                           ------------
                                             23,282,391
                                           ------------
Total Floating Rate Loans
  (Cost $434,180,646)                       436,745,483
                                           ------------


FOREIGN FLOATING RATE LOANS 4.1% (B)
-------------------------------------------------------

BROADCASTING & ENTERTAINMENT 1.0%
UPC Financing Partnership
  Term Loan T
  4.251%, due 12/30/16          4,203,424     4,155,085
  Term Loan X
  4.251%, due 12/29/17          1,296,576     1,275,102
                                           ------------
                                              5,430,187
                                           ------------

CHEMICALS, PLASTICS & RUBBER 0.5%
Brenntag Holding GmbH & Co.
  Term Loan B2
  3.769%, due 1/20/14           2,194,072     2,189,959
  Acquisition Term Loan
  3.786%, due 1/20/14             369,179       368,487
                                           ------------
                                              2,558,446
                                           ------------

CONTAINERS, PACKAGING & GLASS 0.1%
BWAY Corp.
  New Term Loan C
  5.56%, due 6/16/17              281,443       282,498
                                           ------------

ELECTRONICS 0.9%
Flextronics International,
  Ltd.
  Term Loan B
  2.508%, due 10/1/12           2,944,502     2,911,376
  Term Loan A
  2.508%, due 10/1/14           1,541,621     1,518,882
  Delayed Draw A1-A Term
  Loan
  2.511%, due 10/1/14             442,995       436,460
                                           ------------
                                              4,866,718
                                           ------------

FINANCE 0.2%
Ashtead Group PLC
  Term Loan
  2.063%, due 8/31/11           1,338,000     1,320,439
                                           ------------

HOME AND OFFICE FURNISHINGS, HOUSEWARES & DURABLE
  CONSUMER PRODUCTS 0.0++
Sunbeam Corp. (Canada), Ltd.

  Term Loan
  2.053%, due 1/24/12             260,569       258,614
                                           ------------
LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  0.1%
Bombardier Recreational
  Products, Inc.
  Term Loan
  3.27%, due 6/28/13 (c)          389,608       366,231
                                           ------------

PRINTING & PUBLISHING 0.2%
Yell Group PLC
  New Term Loan B1
  4.011%, due 7/31/14           2,010,139       932,705
                                           ------------
TELECOMMUNICATIONS 1.1%
Intelsat Jackson Holdings
  Ltd.
  New Term Loan
  5.25%, due 4/6/18 (c)         2,000,000     2,018,214
Intelsat Subsidiary Holding
  Co.
  Tranche B Term Loan
  2.79%, due 7/3/13               941,797       941,797
Telesat Canada
  U.S. Term I Loan
  3.27%, due 10/31/14           2,691,824     2,678,924
  U.S. Term II Loan
  3.27%, due 10/31/14             231,223       230,115
                                           ------------
                                              5,869,050
                                           ------------
Total Foreign Floating Rate
  Loans
  (Cost $22,906,565)                         21,884,888
                                           ------------


YANKEE BONDS 0.8% (E)
-------------------------------------------------------

AEROSPACE & DEFENSE 0.5%
Bombardier, Inc.
  7.50%, due 3/15/18 (a)        2,800,000     3,003,000
                                           ------------


MINING, STEEL, IRON & NON-PRECIOUS METALS 0.3%
FMG Resources August 2006
  Pty, Ltd.
  6.375%, due 2/1/16 (a)        1,500,000     1,500,000
                                           ------------
Total Yankee Bonds
  (Cost $4,300,000)                           4,503,000
                                           ------------
Total Long-Term Bonds
  (Cost $500,922,092)                       505,679,540
                                           ------------




M-114    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS 0.1%
-------------------------------------------------------

LEISURE, AMUSEMENT, MOTION PICTURES & ENTERTAINMENT
  0.1%
MGM Studios, Inc. (c)(d)           10,945  $    259,944
                                           ------------


PRINTING & PUBLISHING 0.0%++
F&W Publications, Inc.
  (c)(d)(f)                         1,650         7,524
SuperMedia, Inc. (f)                3,538        30,816
                                           ------------
                                                 38,340
                                           ------------
Total Common Stocks
  (Cost $523,942)                               298,284
                                           ------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENTS 6.4%
-------------------------------------------------------

FINANCIAL COMPANY COMMERCIAL PAPER 1.9%
National Rural Utilities
  Cooperative
  Finance Corp.
  0.21%, due 1/18/11 (g)      $ 5,000,000     4,999,504
PACCAR Financial Corp.
  0.19%, due 1/6/11 (g)         5,000,000     4,999,868
                                           ------------
Total Financial Company
  Commercial Paper
  (Cost $9,999,372)                           9,999,372
                                           ------------

OTHER COMMERCIAL PAPER 1.8%
Archer Daniels Midland
  0.23%, due 1/18/11 (a)(g)     5,000,000     4,999,457
Basin Electric Power
  Cooperative
  0.24%, due 2/2/11 (a)(g)      4,500,000     4,499,040
                                           ------------
Total Other Commercial Paper
  (Cost $9,498,497)                           9,498,497
                                           ------------

REPURCHASE AGREEMENTS 2.7%
BNP Paribas
  0.17%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $12,653,179
  (Collateralized by U.S.
  Government Agency
  Obligation securities with
  zero coupon and maturity
  dates between 2/2/11 and
  1/15/30, with a Principal
  Amount of $26,108,000 and
  a Market Value of
  $12,906,721)                 12,653,000    12,653,000
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $1,874,253 (Collateralized
  by a United States
  Treasury Note with a rate
  of 2.125% and a maturity
  date of 5/31/15, with a
  Principal Amount of
  $1,880,000 and a Market
  Value of $1,911,960)        $ 1,874,251     1,874,251
                                           ------------
Total Repurchase Agreements
  (Cost $14,527,251)                         14,527,251
                                           ------------
Total Short-Term Investments
  (Cost $34,025,120)                         34,025,120
                                           ------------
Total Investments
  (Cost $535,471,154) (h)           101.9%  540,002,944
Other Assets, Less
  Liabilities                        (1.9)  (10,282,495)
                              -----------  ------------


Net Assets                          100.0% $529,720,449
                              ===========  ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London InterBank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at December 31,
     2010. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(c)  Illiquid security.  The total market
     value of these securities at December 31,
     2010 is $16,223,951, which represents
     3.1% of the Portfolio's net assets.
(d)  Fair valued security. The total market
     value of these securities at December 31,
     2010 is $993,119, which represents 0.2%
     of the Portfolio's net assets.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(f)  Non-income producing security.
(g)  Interest rate presented is yield to
     maturity.
(h)  At December 31, 2010, cost is
     $535,420,438 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $ 9,651,937
Gross unrealized depreciation       (5,069,431)
                                   -----------
Net unrealized appreciation        $ 4,582,506
                                   ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-115

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Corporate Bonds                                      $    --  $ 42,546,169      $     --  $ 42,546,169
  Floating Rate Loans (b)                                   --   436,019,832       725,651   436,745,483
  Foreign Floating Rate Loans                               --    21,884,888            --    21,884,888
  Yankee Bonds                                              --     4,503,000            --     4,503,000
                                                       -------  ------------      --------  ------------
Total Long-Term Bonds                                       --   504,953,889       725,651   505,679,540
                                                       -------  ------------      --------  ------------
Common Stocks (c)                                       30,816            --       267,468       298,284
Short-Term Investments
  Commercial Paper                                          --    19,497,869            --    19,497,869
  Repurchase Agreements                                     --    14,527,251            --    14,527,251
                                                       -------  ------------      --------  ------------
Total Short-Term Investments                                --    34,025,120            --    34,025,120
                                                       -------  ------------      --------  ------------
Total Investments in Securities                        $30,816  $538,979,009      $993,119  $540,002,944
                                                       =======  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 securities valued at $506,420 and $219,231 are held in Printing & Publishing, within the Floating Rate Loans section of the Portfolio of Investments.

(c) The level 3 securities valued at $259,944 and $7,524 are held in Leisure, Amusement, Motion Pictures & Entertainment and Printing & Publishing, respectively, within the Common Stocks section of the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                     BALANCE
                                       AS OF     ACCRUED  REALIZED
                                DECEMBER 31,   DISCOUNTS      GAIN
INVESTMENTS IN SECURITIES               2009  (PREMIUMS)    (LOSS)
Long-Term Bonds
  Floating Rate Loans
  Printing & Publishing             $     --    $     --  $     --
Common Stock
Leisure, Amusement, Motion
  Pictures & Entertainment                --          --        --
  Printing & Publishing                   --          --        --
                                    --------    --------  --------
Total                                    $--         $--       $--
                                    ========    ========  ========

                                                                                                              CHANGE IN
                                                                                                             UNREALIZED
                                                                                                           APPRECIATION
                                                                                                         (DEPRECIATION)
                                                                                                                   FROM
                                     CHANGE IN                                                  BALANCE     INVESTMENTS
                                    UNREALIZED                       TRANSFERS  TRANSFERS         AS OF   STILL HELD AT
                                  APPRECIATION                           IN TO     OUT OF  DECEMBER 31,    DECEMBER 31,
INVESTMENTS IN SECURITIES       (DEPRECIATION)   PURCHASES    SALES    LEVEL 3    LEVEL 3          2010        2010 (A)
Long-Term Bonds
  Floating Rate Loans
  Printing & Publishing               $     --  $  729,478  $(3,827)  $     --   $     --      $725,651        $     --
Common Stock
Leisure, Amusement, Motion
  Pictures & Entertainment                  --     259,944       --         --         --       259,944              --
  Printing & Publishing                (10,542)     18,066       --         --         --         7,524         (10,542)
                                      --------  ----------  -------   --------   --------      --------        --------
Total                                 $(10,542) $1,007,488  $(3,827)       $--        $--      $993,119        $(10,542)
                                      ========  ==========  =======   ========   ========      ========        ========




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


M-116    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $535,471,154)      $540,002,944
Cash                                     1,156,303
Cash denominated in foreign
  currencies
  (identified cost $74,702)                 79,062
Receivables:
  Investment securities sold             2,878,699
  Interest                               2,654,281
  Fund shares sold                         448,811
Other assets                                 1,175
                                      ------------
     Total assets                      547,221,275
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased       16,942,750
  Manager (See Note 3)                     265,699
  Fund shares redeemed                     101,879
  NYLIFE Distributors (See Note 3)          80,449
  Professional fees                         70,714
  Shareholder communication                 34,931
  Custodian                                  2,427
  Directors                                  1,186
Accrued expenses                               791
                                      ------------
     Total liabilities                  17,500,826
                                      ------------
Net assets                            $529,720,449
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    571,867
Additional paid-in capital             537,604,493
                                      ------------
                                       538,176,360
Undistributed net investment income        106,719
Accumulated net realized loss on
  investments and foreign currency
  transactions                         (13,098,780)
Net unrealized appreciation on
  investments                            4,531,790
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies          4,360
                                      ------------
Net assets                            $529,720,449
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $145,964,521
                                      ============
Shares of capital stock outstanding     15,758,013
                                      ============
Net asset value per share
  outstanding                         $       9.26
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $383,755,928
                                      ============
Shares of capital stock outstanding     41,428,710
                                      ============
Net asset value per share
  outstanding                         $       9.26
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-117

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest (a)                        $22,080,419
                                      -----------
EXPENSES
  Manager (See Note 3)                  2,828,781
  Distribution and service--Service
     Class (See Note 3)                   872,146
  Professional fees                       131,944
  Shareholder communication               107,139
  Custodian                                32,013
  Directors                                15,758
  Miscellaneous                            44,170
                                      -----------
     Total expenses                     4,031,951
                                      -----------
Net investment income                  18,048,468
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
-------------------------------------------------
Net realized gain on:
  Security transactions                 1,448,160
  Foreign currency transactions               366
                                      -----------
Net realized gain on investments and
  foreign currency transactions         1,448,526
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                       16,150,542
  Translation of other assets and
     liabilities in foreign
     currencies                             4,360
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, unfunded commitments
  and foreign currency translations    16,154,902
                                      -----------
Net realized and unrealized gain on
  investments, unfunded commitments
  and foreign currency transactions    17,603,428
                                      -----------
Net increase in net assets resulting
  from operations                     $35,651,896
                                      ===========




(a) Interest recorded net of foreign withholding taxes in the amount of $425.




M-118    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $ 18,048,468  $ 10,777,678
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                   1,448,526    (3,044,137)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency translations         16,154,902    70,599,898
                              --------------------------
 Net increase in net assets
  resulting from operations     35,651,896    78,333,439
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class               (4,903,864)   (2,827,510)
    Service Class              (13,130,968)   (7,927,689)
                              --------------------------
 Total dividends to
  shareholders                 (18,034,832)  (10,755,199)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       139,685,994   170,904,194
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends     18,034,832    10,755,199
 Cost of shares redeemed       (61,534,949)  (36,053,319)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         96,185,877   145,606,074
                              --------------------------
    Net increase in net
     assets                    113,802,941   213,184,314
NET ASSETS
--------------------------------------------------------
Beginning of year              415,917,508   202,733,194
                              --------------------------
End of year                   $529,720,449  $415,917,508
                              ==========================
Undistributed net investment
 income at
 end of year                  $    106,719  $     52,624
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-119

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                    INITIAL CLASS
                                     ---------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                       2010            2009            2008           2007           2006
Net asset value at beginning of
  year                               $   8.92        $   6.93        $  9.47        $  9.86        $  9.91
                                     --------        --------        -------        -------        -------
Net investment income                    0.36            0.30           0.46           0.64           0.62
Net realized and unrealized gain
  (loss) on investments                  0.34            1.99          (2.54)         (0.39)         (0.05)
                                     --------        --------        -------        -------        -------
Total from investment operations         0.70            2.29          (2.08)          0.25           0.57
                                     --------        --------        -------        -------        -------
Less dividends:
  From net investment income            (0.36)          (0.30)         (0.46)         (0.64)         (0.62)
                                     --------        --------        -------        -------        -------
Net asset value at end of year       $   9.26        $   8.92        $  6.93        $  9.47        $  9.86
                                     ========        ========        =======        =======        =======
Total investment return                  8.08%          33.54%        (22.77%)         2.60%          5.99%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  4.02%           3.70%          5.29%          6.57%          6.37%
  Net expenses                           0.67%           0.68%          0.69%          0.67%          0.70%
Portfolio turnover rate                    11%             17%             7%             9%             6%
Net assets at end of year (in
  000's)                             $145,965        $106,754        $52,378        $55,132        $51,569




M-120    MainStay VP Floating Rate Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,

      --------------------------------------------------------------------------------
        2010              2009              2008              2007              2006

      $   8.92          $   6.93          $   9.47          $   9.86          $   9.91
      --------          --------          --------          --------          --------
          0.34              0.28              0.44              0.61              0.60
          0.34              1.99             (2.54)            (0.39)            (0.05)
      --------          --------          --------          --------          --------
          0.68              2.27             (2.10)             0.22              0.55
      --------          --------          --------          --------          --------

         (0.34)            (0.28)            (0.44)            (0.61)            (0.60)
      --------          --------          --------          --------          --------
      $   9.26          $   8.92          $   6.93          $   9.47          $   9.86
      ========          ========          ========          ========          ========
          7.81%            33.21%           (22.97%)            2.34%             5.73%

          3.77%             3.44%             5.09%             6.32%             6.12%
          0.92%             0.93%             0.94%             0.92%             0.95%
            11%               17%                7%                9%                6%
      $383,756          $309,163          $150,355          $280,400          $232,856




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-121

MAINSTAY VP GOVERNMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                           MainStay VP             MainStay VP        Barclays Capital
                      Government Portfolio    Government Portfolio     U.S. Government
                          Initial Class           Service Class          Bond Index
---------             --------------------    --------------------    ----------------
12/31/00                      10000                   10000                 10000
12/31/01                      10664                   10638                 10844
12/31/02                      11714                   11656                 11957
12/31/03                      11935                   11847                 12447
12/31/04                      12331                   12210                 12987
12/31/05                      12625                   12465                 13303
12/31/06                      13137                   12938                 13879
12/31/07                      14015                   13769                 14846
12/31/08                      15389                   15081                 15624
12/31/09                      15637                   15286                 16551
12/31/10                      16474                   16064                 16952




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                                     GROSS
                                                                                    EXPENSE
CLASS                                    ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-------------------------------------------------------------------------------------------
Initial Class Shares                       5.35%        5.47%          5.12%         0.56%
-------------------------------------------------------------------------------------------
Service Class Shares(3)                    5.09         5.21           4.85          0.81
-------------------------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                                     ONE      FIVE     TEN
                                                                          YEAR    YEARS    YEARS
Barclays Capital U.S. Government Bond Index(4)                           5.52%    5.45%    5.42%
------------------------------------------------------------------------------------------------
Average Lipper Variable Products General U.S. Government Portfolio(5)    5.89     4.84     5.10
------------------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.10% for Initial Class shares and 4.84% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products General U.S. Government Portfolio is representative of portfolios that invest primarily in U.S. government and agency issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-122    MainStay VP Government Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,002.30        $2.83          $1,022.40         $2.85
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,001.00        $4.09          $1,021.10         $4.13
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.56% for Initial Class and 0.81% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-123

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(PIE CHART)

U.S. Government & Federal Agencies              88.00
Corporate Bonds                                  4.70
Short-Term Investment                            3.40
Mortgage-Backed Securities                       2.80
Asset-Backed Securities                          1.20
Municipal Bond                                   1.10
Other Assets, Less Liabilities                  (1.20)




See Portfolio of Investments beginning on page M-127 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 3.50%, due 11/1/25
    2.  Government National Mortgage Association (Mortgage Pass-
        Through Securities), 4.50%, due 5/20/40
    3.  United States Treasury Notes, 4.75%, due 8/15/17
    4.  United States Treasury Bonds, 4.375%, due 5/15/40
    5.  United States Treasury Notes, 0.375%, due 8/31/12
    6.  Federal National Mortgage Association, 5.375%, due 6/12/17
    7.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 3.50%, due 11/1/20
    8.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 5.50%, due 6/1/33
    9.  Federal National Mortgage Association (Mortgage Pass-Through
        Securities), 5.00%, due 5/1/36
   10.  Overseas Private Investment Corporation, 5.142%, due
        12/15/23






M-124    MainStay VP Government Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Gary Goodenough of MacKay Shields LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP GOVERNMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Government Portfolio returned 5.35% for Initial Class shares and 5.09% for Service Class shares. Both share classes underperformed the 5.89% return of the average Lipper(1) Variable Products General U.S. Government Portfolio and the 5.52% return of the Barclays Capital U.S. Government Bond Index.(1) The Barclays Capital U.S. Government Bond Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio underperformed the Barclays Capital U.S. Government Bond Index and the average Lipper peer. Duration(2) largely determined these relationships. Portfolios with longer durations would have had superior performance because Treasury yields declined during the reporting period. Longer-duration Portfolios tend to be more sensitive to interest rate changes. The Port-folio's duration was probably between the durations of the median(3) and average Lipper Portfolios, which would partially explain why the return of the Portfolio's Initial Class shares was bracketed by the Lipper median and average returns. The Portfolio had a shorter duration than the Barclays Capital U.S. Government Bond Index, which explains much of the Portfolio's performance relative to its benchmark.

The Portfolio had a modest exposure (less than 1% of net assets) to securitizations(4) of residential mortgages that do not conform to agency standards. During the reporting period, prices of these securities rebounded as buyers were attracted to the securities' return potential in anticipation of an eventual housing-market recovery.

The Portfolio's relative performance as compared to our estimate of the median of the peer group benefited from a heavier commitment to higher-coupon mortgage-backed securities issued by Fannie Mae, Freddie Mac and Ginnie Mae. Later in the year, the Portfolio benefited from an increased commitment to agency mortgage pass-through securities.(5) Buying mortgages and selling Treasurys also helped boost the Portfolio's yield, which adds to the overall performance of the Portfolio.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING THE REPORTING PERIOD?

The Portfolio typically maintains an intermediate duration. We adjust the duration within this range by first estimating the median duration of peer portfolios and then tactically adjusting the Portfolio's duration modestly in the direction we believe interest rates are likely to move over the near- to medium-term.

Lower mortgage rates make outstanding loans easier to refinance, and the durations of mortgage-backed securities usually shorten as mortgage rates follow Treasury yields lower. We lengthened the Portfolio's duration in September, to bring it closer to the median peer Portfolio, but when Treasury yields reversed direction and rose during the fourth quarter, our decision to extend duration probably hampered performance.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

During 2010, tighter underwriting standards limited refinancing opportunities, even for homeowners with pristine credit and substantial equity in their homes. We expected the reduced availability of credit to slow principal payment rates from loans issued from 2003 through 2005. This expectation gave us the confidence to emphasize higher-coupon mortgage-backed securities originated before 2006.

The pending Basel III accords,(6) which establish international standards for bank capitalization, retained a differential between the risk weighting for Ginnie Mae mortgage-backed securities and securities issued by Fannie Mae and Freddie Mac. The decision renewed the attractiveness of Ginnie Mae mortgages for overseas investors. We expected that Ginnie Mae mortgage-backed securities would appreciate in value faster than Fannie Mae and Freddie Mac issues, and we positioned the Portfolio accordingly.

During the reporting period, we introduced more credit risk as a secondary driver of Portfolio performance. We expected an improving outlook for corporate bonds and commercial mortgage-backed securities because prospects for credit-related sectors were aligned with the Federal Open Market Committee's decision to keep the federal funds target rate in a range close to zero and because low interest rates were likely to spark


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
2. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3. The median of a given group of values is determined by arranging the values in order and taking the middle value (for an odd-numbered group) or the average of the two middle values (for an even numbered group). The average of a group is the sum of the values in the group divided by the number of members. The average may, and often does, differ from the median.
4. A securitization is a financial instrument created by an issuer by combining a pool of financial assets (such as mortgages). The financial instrument is then marketed to investors, sometimes in tiers.
5. Mortgage pass-through securities consist of a pool of residential mortgage loans, in which homeowner's monthly payments of principal, interest and prepayments pass through the original bank through a government agency or investment bank to investors.
6. The Basel III accords seek to strengthen global capital and liquidity regulations with the goal of promoting a stronger banking sector.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-125
healthy demand for higher-yielding product. The Portfolio ended the reporting period with roughly 8% of its net assets invested in non-government-related securities.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

In residential mortgage-backed securities, overweight positions in Ginnie Mae securities and higher-coupon Fannie Mae and Freddie Mac issues benefited the Portfolio's performance. Asset-backed and commercial mortgage-backed securities rebounded from the illiquidity of prior periods, and the Portfolio's overweight positions in these sectors prospered.

As previously noted, inflation-protected Treasury securities (TIPS) surged ahead of nominal Treasurys at the end of the reporting period. The Portfolio would have benefited from more exposure to TIPS, despite their lower levels of coupon income.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

In early September, we sold about a third of the Portfolio's allocation to agency mortgage pass-through securities (lowering the exposure from about 60% of net assets to about 40%). The reasons were threefold: the average price of agency pass-through securities was above par; the risk of the bonds' being called at par increased as mortgage rates moved toward new lows; and the Federal Reserve opted not to reinvest the principal payments from its mortgage portfolio. Sale proceeds were mostly rotated into Treasurys, with the balance going to cash and callable agency debentures.

In October and November, we increased the Portfolio's mortgage exposure to about 55% of net assets. The Portfolio benefited from this increased commitment to agency mortgage pass-through securities during the fourth quarter. As previously noted, our decision to buy mortgages and sell Treasurys also added value by introducing yield to the Portfolio. We bought lower-coupon securities, with prices closer to par, to mitigate par call risk.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF THE REPORTING PERIOD?

Relative to our estimate of the median peer Portfolio, the Portfolio ended the reporting period overweight in U.S. Treasurys, overweight agency mortgage pass-through securities and underweight agency debentures. The Portfolio also held modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities. The majority of the Portfolio's assets have durations between one and six years. To maintain a Portfolio duration near our 4.2 year estimate of the median peer Portfolio's duration, about 9% of net assets were invested in longer-duration Treasurys and agency debentures. These securities helped balance the Portfolio's concentration in shorter-duration product.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Government Portfolio on this page and the preceding pages has not been audited.



M-126    MainStay VP Government Portfolio

PORTFOLIO OF INVESTMENTS(+++) DECEMBER 31, 2010


                                PRINCIPAL
                                   AMOUNT         VALUE
LONG-TERM BONDS 97.8%+
ASSET-BACKED SECURITIES 1.2%
-------------------------------------------------------

CREDIT CARDS 0.2%
Chase Issuance Trust
  Series 2006-C4, Class C4
  0.55%, due 1/15/14 (a)      $   855,000  $    850,216
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
Massachusetts RRB Special
  Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15               908,428       976,096
                                           ------------


HOME EQUITY 0.2%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (b)         210,882       211,805
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)         530,558       535,704
                                           ------------
                                                747,509
                                           ------------

UTILITIES 0.5%
Atlantic City Electric
  Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23           1,650,000     1,878,295
                                           ------------
Total Asset-Backed
  Securities
  (Cost $4,153,508)                           4,452,116
                                           ------------


CORPORATE BONDS 4.7%
-------------------------------------------------------

AGRICULTURE 1.3%
Altria Group, Inc.
  9.70%, due 11/10/18           3,600,000     4,749,214
                                           ------------


AUTO MANUFACTURERS 1.0%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13           3,235,000     3,662,243
                                           ------------



BANKS 0.3%
KeyCorp
  6.50%, due 5/14/13            1,000,000     1,085,715
                                           ------------


ELECTRIC 0.8%
Great Plains Energy, Inc.
  2.75%, due 8/15/13            3,000,000     3,030,558
                                           ------------


PIPELINES 0.6%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19            1,900,000     2,380,276
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 0.7%
Duke Realty, L.P.
  6.75%, due 3/15/20            2,350,000     2,549,485
                                           ------------
Total Corporate Bonds
  (Cost $16,605,502)                         17,457,491
                                           ------------


MORTGAGE-BACKED SECURITIES 2.8%
-------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.8%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45            183,705       184,178
Bear Stearns Commercial
  Mortgage Securities
  Series 2005-PW10, Class A4
  5.405%, due 12/11/40 (a)      1,380,000     1,474,415
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-AR6, Class 1A1
  5.946%, due 8/25/36 (c)       1,020,569       949,350
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48            802,000       860,264
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (d)        530,000       550,209
GE Capital Commercial
  Mortgage Corp.
  Series 2004-C2, Class A4
  4.893%, due 3/10/40           1,200,000     1,268,757
GS Mortgage Securities Corp.
  Series 2004-GG2, Class A6
  5.396%, due 8/10/38 (c)       2,000,000     2,148,246
Merrill Lynch Mortgage Trust
  Series 2003-KEY1, Class A4
  5.236%, due 11/12/35 (a)      1,000,000     1,060,008
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.72%, due 2/25/42
  (a)(d)(e)(f)                  1,345,605     1,286,399
RBSCF Trust
  Series 2010-MB1, Class A2
  3.686%, due 4/15/15 (d)         800,000       822,293
                                           ------------
Total Mortgage-Backed
  Securities
  (Cost $10,513,614)                         10,604,119
                                           ------------




+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-127

                                PRINCIPAL
                                   AMOUNT         VALUE

MUNICIPAL BOND 1.1%
-------------------------------------------------------

MICHIGAN 1.1%
Michigan Finance Authority
  Series E
  4.75%, due 8/22/11          $ 3,900,000  $  3,959,631
                                           ------------
Total Municipal Bond
  (Cost $3,921,157)                           3,959,631
                                           ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 88.0%
-------------------------------------------------------

FANNIE MAE (COLLATERALIZED MORTGAGE OBLIGATION) 0.1%
  Series 2006-B1, Class AB
  6.00%, due 6/25/16              368,806       377,926
                                           ------------


FANNIE MAE GRANTOR TRUST (COLLATERALIZED MORTGAGE
  OBLIGATION) 0.7%
  Series 2003-T1, Class B
  4.491%, due 11/25/12          2,660,000     2,820,562
                                           ------------


FANNIE MAE STRIP (COLLATERALIZED MORTGAGE OBLIGATIONS)
  0.1%
  Series 360, Class 2, IO
  5.00%, due 8/1/35 (g)         1,185,060       226,896
  Series 361, Class 2, IO
  6.00%, due 10/1/35 (g)          196,678        39,253
                                           ------------
                                                266,149
                                           ------------

FEDERAL HOME LOAN BANK 1.1%
  5.125%, due 8/14/13           3,725,000     4,124,570
                                           ------------


FEDERAL HOME LOAN MORTGAGE CORPORATION 0.4%
  4.75%, due 11/17/15           1,395,000     1,562,713
                                           ------------


FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 8.1%
  2.553%, due 3/1/35 (a)           58,277        60,633
  3.50%, due 10/1/25            1,593,268     1,605,218
  3.50%, due 11/1/25            7,101,205     7,154,464
  4.00%, due 3/1/25             4,610,957     4,765,136
  4.00%, due 7/1/25             1,792,044     1,851,966
  5.00%, due 1/1/20             1,601,049     1,708,369
  5.00%, due 6/1/33             3,278,672     3,472,848
  5.00%, due 8/1/33             1,817,643     1,918,823
  5.00%, due 5/1/36             1,185,645     1,245,716
  5.04%, due 6/1/35 (a)           968,693     1,028,186
  5.50%, due 1/1/21             1,131,428     1,216,108
  5.50%, due 1/1/33             3,476,533     3,735,240
  5.653%, due 2/1/37 (a)          364,832       385,076
  6.50%, due 4/1/37               281,415       312,294
                                           ------------
                                             30,460,077
                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION 9.6%
  1.20%, due 9/27/13            4,750,000     4,741,421
  2.50%, due 5/15/14            5,350,000     5,550,705
  2.75%, due 3/13/14            5,925,000     6,192,887
  4.625%, due 5/1/13            3,285,000     3,531,451
  5.375%, due 6/12/17           8,425,000     9,700,385
  6.625%, due 11/15/30          4,900,000     6,182,668
                                           ------------
                                             35,899,517
                                           ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 36.7%
  2.10%, due 11/1/34 (a)          366,706       380,640
  2.48%, due 4/1/34 (a)           603,104       629,583
  3.50%, due 11/1/20            9,075,916     9,403,080
  3.50%, due 10/1/25            3,578,509     3,611,499
  3.50%, due 11/1/25           25,721,335    25,958,454
  4.50%, due 7/1/18             4,725,294     5,005,858
  4.50%, due 11/1/18            3,800,151     4,025,785
  4.50%, due 6/1/23             5,562,644     5,840,776
  5.00%, due 11/1/17            2,458,106     2,629,021
  5.00%, due 9/1/20               253,295       270,591
  5.00%, due 11/1/33            5,913,105     6,254,002
  5.00%, due 6/1/35             4,740,177     5,007,528
  5.00%, due 1/1/36               636,222       671,708
  5.00%, due 2/1/36             6,090,642     6,430,354
  5.00%, due 5/1/36             7,570,824     7,993,096
  5.50%, due 11/1/17            1,670,012     1,800,128
  5.50%, due 6/1/19             1,237,214     1,346,437
  5.50%, due 11/1/19            1,319,710     1,436,216
  5.50%, due 4/1/21             2,343,637     2,527,099
  5.50%, due 6/1/21               310,213       333,916
  5.50%, due 6/1/33             7,989,953     8,612,356
  5.50%, due 11/1/33            5,010,050     5,400,324
  5.50%, due 12/1/33            4,992,794     5,381,723
  5.50%, due 6/1/34             1,313,501     1,413,769
  5.50%, due 3/1/35             2,140,817     2,304,237
  5.50%, due 12/1/35              970,132     1,043,279
  5.50%, due 4/1/36             5,679,239     6,107,444
  5.50%, due 1/1/37               750,940       817,415
  5.50%, due 7/1/37               600,470       653,626
  5.50%, due 8/1/37             1,227,496     1,320,047
  6.00%, due 12/1/16               97,660       106,312
  6.00%, due 1/1/33               638,589       703,471
  6.00%, due 3/1/33               737,143       812,039
  6.00%, due 9/1/34               107,383       117,790
  6.00%, due 9/1/35             2,196,894     2,427,642
  6.00%, due 10/1/35              255,067       281,365
  6.00%, due 4/1/36             2,216,716     2,419,081
  6.00%, due 6/1/36             2,410,071     2,627,075
  6.00%, due 11/1/36            1,874,802     2,055,327
  6.00%, due 4/1/37               455,221       492,795
  6.50%, due 10/1/31              231,859       260,706



M-128    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 7/1/32           $   110,570  $    124,327
  6.50%, due 2/1/37               221,026       245,831
  6.50%, due 8/1/47               388,812       427,222
                                           ------------
                                            137,710,974
                                           ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATION) 0.6%
  Series 2006-32, Class A
  5.079%, due 1/16/30           2,223,294     2,341,437
                                           ------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 9.5%
  4.00%, due 9/20/40            3,982,052     4,014,497
  4.50%, due 5/20/40           15,882,658    16,511,240
  5.00%, due 4/15/34            3,381,490     3,605,855
  5.00%, due 6/1/38
  TBA (h)                       1,800,000     1,910,250
  5.50%, due 6/15/33            1,972,061     2,142,450
  5.50%, due 12/15/35           1,050,243     1,139,344
  5.50%, due 6/1/36
  TBA (h)                       3,810,000     4,117,181
  6.00%, due 8/15/32              527,475       582,389
  6.00%, due 10/15/32             709,541       783,409
  6.50%, due 7/15/28               88,658       100,692
  6.50%, due 8/15/28              129,817       147,437
  6.50%, due 7/15/32              476,097       540,528
                                           ------------
                                             35,595,272
                                           ------------

X  OVERSEAS PRIVATE INVESTMENT CORPORATION 2.1%
  5.142%, due 12/15/23 (i)      7,276,521     7,975,794
                                           ------------


TENNESSEE VALLEY AUTHORITY 2.3%
  4.65%, due 6/15/35 (i)        4,395,000     4,283,943
  6.25%, due 12/15/17 (i)       3,485,000     4,182,697
                                           ------------
                                              8,466,640
                                           ------------

UNITED STATES TREASURY BONDS 4.9%
  4.375%, due 5/15/40          13,955,000    14,022,542
  6.875%, due 8/15/25           3,220,000     4,304,235
                                           ------------
                                             18,326,777
                                           ------------

UNITED STATES TREASURY NOTES 11.1%
  0.375%, due 8/31/12          12,200,000    12,178,077
  1.50%, due 7/15/12            7,300,000     7,421,195
  2.00%, due 7/15/14
  T.I.P.S. (j)                  3,480,720     3,762,167
  2.625%, due 8/15/20           1,820,000     1,725,445
  3.50%, due 5/15/20              735,000       752,919
  4.75%, due 8/15/17           13,825,000    15,677,329
                                           ------------
                                             41,517,132
                                           ------------

UNITED STATES TREASURY STRIP PRINCIPAL 0.7%
  (zero coupon), due 8/15/28    5,615,000     2,589,969
                                           ------------
Total U.S. Government &
  Federal Agencies
  (Cost $322,520,424)                       330,035,509
                                           ------------
Total Long-Term Bonds
  (Cost $357,714,205)                       366,508,866
                                           ------------


SHORT-TERM INVESTMENT 3.4%
-------------------------------------------------------

REPURCHASE AGREEMENT 3.4%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $12,944,811
  (Collateralized by a
  United States Treasury
  Note with a rate of 1.375%
  and a maturity date of
  5/15/13, with a Principal
  Amount of $13,005,000 and
  a Market Value of
  $13,203,977)                 12,944,800    12,944,800
                                           ------------
Total Short-Term Investment
  (Cost $12,944,800)                         12,944,800
                                           ------------
Total Investments
  (Cost $370,659,005) (k)           101.2%  379,453,666
Other Assets, Less
  Liabilities                        (1.2)   (4,482,476)
                              -----------  ------------

Net Assets                          100.0% $374,971,190
                              ===========  ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a) Floating rate--Rate shown is the rate in effect at December 31, 2010.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market value of the securities at December 31, 2010 is $747,509, which represents 0.2% of the Portfolio's net assets.
(c)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the rate in effect at December 31, 2010.
(d)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(e) Illiquid security--The total market value of this security at December 31, 2010 is $1,286,399, which represents 0.3% of the Portfolio's net assets.
(f)  Fair valued security--The total market
     value of this security at December 31,
     2010 is $1,286,399, which represents 0.3%
     of the Portfolio's net assets.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-129

(g)  Collateralized Mortgage Obligation
     Interest Only Strip--Pays a fixed or
     variable rate of interest based on
     mortgage loans or mortgage pass-through
     securities. The principal amount of the
     underlying pool represents the notional
     amount on which the current interest is
     calculated. The value of these stripped
     securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(h)  TBA--Securities purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2010 is $6,027,431, which represents 1.6% of the Portfolio's net
     assets. All or a portion of these
     securities were acquired under a mortgage dollar roll agreement.
(i)  United States Government Guaranteed
     Security.
(j)  Treasury Inflation Protected
     Security--Pays a fixed rate of interest
     on a principal amount that is
     continuously adjusted for inflation based on the Consumer Price Index-Urban
     Consumers.
(k)  At December 31, 2010, cost is
     $370,659,005 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $12,247,770
Gross unrealized depreciation       (3,453,109)
                                   -----------
Net unrealized appreciation        $ 8,794,661
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                             $     --  $  4,452,116    $       --  $  4,452,116
  Corporate Bonds                                           --    17,457,491            --    17,457,491
  Mortgage-Backed Securities (b)                            --     9,317,720     1,286,399    10,604,119
  Municipal Bond                                            --     3,959,631            --     3,959,631
  U.S. Government & Federal Agencies                        --   330,035,509            --   330,035,509
                                                      --------  ------------    ----------  ------------
Total Long-Term Bonds                                       --   365,222,467     1,286,399   366,508,866
                                                      --------  ------------    ----------  ------------
Short-Term Investment
  Repurchase Agreement                                      --    12,944,800            --    12,944,800
                                                      --------  ------------    ----------  ------------
Total Investments in Securities                            $--  $378,167,267    $1,286,399  $379,453,666
                                                      ========  ============    ==========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $1,286,399 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)



M-130    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                     BALANCE
                                       AS OF     ACCRUED  REALIZED
                                DECEMBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES              2009  (PREMIUMS)    (LOSS)
Long-Term Bonds
  Mortgage-Backed Securities
  Commercial Mortgage             $1,307,086        $611      $925
  Loans (Collateralized
     Mortgage Obligations)
                                  ----------        ----      ----
Total                             $1,307,086        $611      $925
                                  ==========        ====      ====

                                                                                                              CHANGE IN
                                                                                                             UNREALIZED
                                                                                                           APPRECIATION
                                                                                                         (DEPRECIATION)
                                                                                                                   FROM
                                     CHANGE IN                                                  BALANCE     INVESTMENTS
                                    UNREALIZED                       TRANSFERS  TRANSFERS         AS OF   STILL HELD AT
                                  APPRECIATION                           IN TO     OUT OF  DECEMBER 31,        DECEMBER
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES     SALES    LEVEL 3    LEVEL 3          2010    31, 2010 (A)
Long-Term Bonds
  Mortgage-Backed Securities
  Commercial Mortgage                  $31,921   $     --  $(54,144)  $     --   $     --    $1,286,399         $29,262
  Loans (Collateralized
     Mortgage Obligations)
                                       -------   --------  --------   --------   --------    ----------         -------
Total                                  $31,921        $--  $(54,144)       $--        $--    $1,286,399         $29,262
                                       =======   ========  ========   ========   ========    ==========         =======




(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-131

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $370,659,005)      $379,453,666
Receivables:
  Interest                               1,930,085
  Investment securities sold                56,108
  Fund shares sold                          54,704
                                      ------------
     Total assets                      381,494,563
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased        6,024,141
  Fund shares redeemed                     214,909
  Manager (See Note 3)                     161,173
  NYLIFE Distributors (See Note 3)          47,549
  Professional fees                         42,975
  Shareholder communication                 28,456
  Custodian                                  2,483
  Directors                                    966
Accrued expenses                               721
                                      ------------
     Total liabilities                   6,523,373
                                      ------------
Net assets                            $374,971,190
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    326,113
Additional paid-in capital             351,912,702
                                      ------------
                                       352,238,815
Undistributed net investment income     11,260,102
Accumulated net realized gain on
  investments                            2,677,612
Net unrealized appreciation on
  investments                            8,794,661
                                      ------------
Net assets                            $374,971,190
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $153,178,469
                                      ============
Shares of capital stock outstanding     13,264,786
                                      ============
Net asset value per share
  outstanding                         $      11.55
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $221,792,721
                                      ============
Shares of capital stock outstanding     19,346,510
                                      ============
Net asset value per share
  outstanding                         $      11.46
                                      ============






M-132    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest                            $12,551,252
                                      -----------
EXPENSES
  Manager (See Note 3)                  1,873,797
  Distribution and service--Service
     Class (See Note 3)                   522,987
  Shareholder communication                89,640
  Professional fees                        88,407
  Custodian                                26,260
  Directors                                12,832
  Miscellaneous                            17,149
                                      -----------
     Total expenses                     2,631,072
                                      -----------
Net investment income                   9,920,180
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on investments        4,743,931
Net change in unrealized
  appreciation (depreciation) on
  investments                           3,507,059
                                      -----------
Net realized and unrealized gain on
  investments                           8,250,990
                                      -----------
Net increase in net assets resulting
  from operations                     $18,171,170
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010           2009
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------
Operations:
 Net investment income        $  9,920,180  $  11,654,575
 Net realized gain on
  investments and futures
  transactions                   4,743,931      5,127,945
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    3,507,059    (11,691,678)
                              ---------------------------
 Net increase in net assets
  resulting from operations     18,171,170      5,090,842
                              ---------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class               (5,047,806)    (6,340,122)
    Service Class               (6,630,255)    (6,522,185)
                              ---------------------------
                               (11,678,061)   (12,862,307)
                              ---------------------------
 From net realized gain on
  investments:
    Initial Class               (2,422,887)      (168,814)
    Service Class               (3,407,890)      (183,586)
                              ---------------------------
                                (5,830,777)      (352,400)
                              ---------------------------
 Total dividends and
  distributions to
  shareholders                 (17,508,838)   (13,214,707)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       106,775,633     64,572,878
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             17,508,838     13,214,707
 Cost of shares redeemed       (99,942,992)  (143,278,348)
                              ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               24,341,479    (65,490,763)
                              ---------------------------
    Net increase (decrease)
     in net assets              25,003,811    (73,614,628)
NET ASSETS
---------------------------------------------------------
Beginning of year              349,967,379    423,582,007
                              ---------------------------
End of year                   $374,971,190  $ 349,967,379
                              ===========================
Undistributed net investment
 income at
 end of year                  $ 11,260,102  $  11,678,047
                              ===========================






M-134    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-135

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  11.47        $  11.72        $  11.02        $  10.85        $  10.53
                                     --------        --------        --------        --------        --------
Net investment income (a)                0.33            0.36            0.44            0.51            0.47
Net realized and unrealized gain
  (loss) on investments                  0.30           (0.17)           0.60            0.21           (0.04)
                                     --------        --------        --------        --------        --------
Total from investment operations         0.63            0.19            1.04            0.72            0.43
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.37)          (0.43)          (0.34)          (0.55)          (0.11)
  From net realized gain on
     investments                        (0.18)          (0.01)             --              --              --
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.55)          (0.44)          (0.34)          (0.55)          (0.11)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  11.55        $  11.47        $  11.72        $  11.02        $  10.85
                                     ========        ========        ========        ========        ========
Total investment return                  5.35%           1.61%           9.80%           6.69%           4.06%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  2.79%           3.12%           3.91%           4.61%           4.45%
  Net expenses                           0.56%           0.56%           0.57%           0.56%           0.57%
Portfolio turnover rate                   127%(b)         141%(b)          72%(b)          15%             83%(b)
Net assets at end of year (in
  000's)                             $153,178        $167,267        $206,744        $170,115        $189,235



(a)  Per share data based on average shares outstanding during the period.
(b)  The portfolio turnover rates not including mortgage dollar rolls are 30%, 24%,
     50%, and 25% for the years ended December 31, 2010, 2009, 2008, and 2006, respectively.





M-136    MainStay VP Government Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          SERVICE CLASS
      ------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
        2010              2009              2008              2007             2006

      $  11.40          $  11.66          $  10.97          $ 10.81          $ 10.50
      --------          --------          --------          -------          -------
          0.30              0.33              0.40             0.48             0.45
          0.28             (0.17)             0.62             0.20            (0.05)
      --------          --------          --------          -------          -------
          0.58              0.16              1.02             0.68             0.40
      --------          --------          --------          -------          -------

         (0.34)            (0.41)            (0.33)           (0.52)           (0.09)
         (0.18)            (0.01)               --               --               --
      --------          --------          --------          -------          -------
         (0.52)            (0.42)            (0.33)           (0.52)           (0.09)
      --------          --------          --------          -------          -------
      $  11.46          $  11.40          $  11.66          $ 10.97          $ 10.81
      ========          ========          ========          =======          =======
          5.09%             1.36%             9.53%            6.42%            3.80%

          2.53%             2.87%             3.59%            4.36%            4.20%
          0.81%             0.81%             0.82%            0.81%            0.82%
           127%(b)           141%(b)            72%(b)           15%              83%(b)
      $221,793          $182,700          $216,838          $89,533          $69,104




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-137

MAINSTAY VP GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                        MAINSTAY VP          MAINSTAY VP
                     GROWTH ALLOCATION    GROWTH ALLOCATION
                     PORTFOLIO INITIAL    PORTFOLIO SERVICE    S&P 500(R)    MSCI EAFE(R)
                           CLASS                CLASS             INDEX          INDEX
                     -----------------    -----------------    ----------    ------------
2/13/2006                  10000                10000             10000          10000
12/31/2006                 11242                11218             11386          12152
12/31/2007                 12412                12355             12012          13509
12/31/2008                  7748                 7691              7568           7649
12/31/2009                  9920                 9823              9570          10080
12/31/2010                 11411                11272             11012          10861




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                        SINCE       GROSS
                                    INCEPTION     EXPENSE
CLASS                   ONE YEAR    (2/13/06)    RATIO(2)
---------------------------------------------------------
Initial Class Shares     15.03%       2.74%        1.16%
---------------------------------------------------------
Service Class Shares     14.75        2.48         1.41
---------------------------------------------------------




BENCHMARK PERFORMANCE                                             ONE     SINCE INCEPTION
                                                                 YEAR        (2/13/06)
S&P 500(R) Index(3)                                             15.06%         1.99%
-----------------------------------------------------------------------------------------
MSCI EAFE(R) Index(3)                                            7.75          1.70
-----------------------------------------------------------------------------------------
Average Lipper Variable Products Multi-Cap Core Portfolio(4)    15.79          1.93
-----------------------------------------------------------------------------------------






1. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500(R) Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-138    MainStay VP Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,243.50        $0.34          $1,024.90         $0.31
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,242.00        $1.75          $1,023.60         $1.58
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.06% for Initial Class and 0.31% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                mainstayinvestments.com    M-139

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2010 (UNAUDITED)

(COMPOSITION PIE CHART)

Growth of Capital                               52.90
Capital Appreciation                            27.60
Total Return                                    19.50
Other Assets, Less Liabilities                  (0.00)




See Portfolio of Investments on page M-143 for specific holdings within these categories.

++ Less than one-tenth of a percent.




M-140    MainStay VP Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Jonathan Swaney of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Growth Allocation Portfolio returned 15.03% for Initial Class shares and 14.75% for Service Class shares. Both share classes underperformed the 15.79% return of the average Lipper(2) Variable Products Multi-Cap Core Portfolio and the 15.06% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Portfolio invests in other mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

The Portfolio's performance relative to the S&P 500(R) Index was helped by Underlying Portfolios/Funds that invested in mid- and small-capitalization stocks. These Underlying Portfolios/Funds, however, provided the Portfolio with less of an advantage--perhaps even a disadvantage--relative to its peers, because peer portfolios tend to invest in equal or greater measure in Underlying Portfolios/Funds focused on mid- and small-cap stocks.

Weighing down returns modestly was an emphasis on Underlying Equity Portfolios/Funds that tend to invest in high-quality stocks (or stocks of companies that offer stable, positive and growing cash flows and earnings). For at least part of the reporting period, lower-quality stocks, which had been heavily penalized during the credit crisis of 2008 and early 2009, experienced the most rapid price increases as the market recovered. The Portfolio's "quality tilt" was not a virtue in that environment.

HOW DID YOU ALLOCATE THE PORTFOLIO'S ASSETS DURING THE REPORTING PERIOD AND WHY?

In managing the Portfolio, we considered a variety of information, including the Portfolio-level characteristics of the Underlying Portfolios/Funds in which the Portfolio invests, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Portfolios'/Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we sought Underlying Portfolios/Funds that had a track record of capable portfolio management, a presence in attrac-tively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum.

During the 12-month reporting period, these techniques were not especially successful in that they steered the Portfolio into investments in Underlying Equity Portfolios/Funds that, as a group, failed to match our return expectations.

While many factors may have been involved, one that stood out was the Portfolio's tilt toward Underlying Equity Portfolios/Funds that prized earnings stability. We preferred these Underlying Equity Portfolios/Funds because high-quality stocks have historically been rewarded with higher returns than lower-quality stocks. For much of the reporting period, however, the reverse was true. Instead, investors purchased the most risk-laden and lowest-quality securities, anticipating that these securities would be the most likely to benefit from a recovery. This persistent "junk rally" was a substantial drag on the performance of the Portfolio.

HOW DID THE PORTFOLIO'S ALLOCATIONS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Portfolio reduced its positions in MainStay VP Large Cap Growth Portfolio and MainStay 130/30 Growth Fund, with the much of the proceeds going to MainStay Epoch U.S. All Cap Fund. This shift reflected an effort to reduce the Portfolio's previous growth bias and to adopt a more neutral style posture. The move was mildly counterproductive in that growth stocks generally fared better than their value counterparts during the second half of 2010.

WERE THERE ANY OTHER SIGNIFICANT ALLOCATION CHANGES DURING THE REPORTING PERIOD?

Near the start of the year, the Portfolio established a position in MainStay Epoch Global Choice Fund. The investment was made to better diversify the international equity portion of the Portfolio across management styles and to help counter a small bias toward value within that portion of the Portfolio.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING PERIOD, AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE LOWEST TOTAL RETURNS?

During the reporting period, the highest returns among the Underlying Portfolios/Funds in which the Portfolio invested came from MainStay VP U.S. Small Cap Portfolio, MainStay VP Mid Cap Core Portfolio and MainStay VP ICAP Select Equity Portfolio. The lowest returns, although still decidedly positive, came from MainStay VP International Equity Portfolio, MainStay ICAP International Fund and MainStay Epoch Global Choice Fund.



1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-141

WHICH UNDERLYING PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S OVERALL PERFORMANCE, AND WHICH UNDERLYING PORTFOLIOS/FUNDS WERE THE GREATEST DETRACTORS?

The Portfolio's positions in MainStay VP Mid Cap Core Portfolio and MainStay MAP Fund, both of which posted strong returns for the year, made the greatest contributions to the performance of the Portfolio. While none of the Underlying Portfolios/Funds in which the Portfolio invested had negative returns for the reporting period, among the weakest contributors were very small positions in MainStay 130/30 Growth Fund and MainStay VP Growth Equity Portfolio.



Effective January 1, 2011, Madison Square Investors LLC no longer serves as Subadvisor to the Portfolio, and New York Life Investments has assumed the day-to-day portfolio management of the Portfolio. In addition, effective January 1, 2011, Jae Yoon replaced Tony Elavia as a portfolio manager for the Portfolio. Jonathan Swaney continues to serve as a portfolio manager for the Portfolio. For more information regarding these portfolio management changes, please refer to the Prospectus supplement dated December 3, 2010.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Growth Allocation Portfolio on this page and the preceding pages has not been audited.


M-142    MainStay VP Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
------------------------------------------------------

EQUITY FUNDS 100.0%
MainStay 130/30 Core Fund
  Class I (a)                  3,383,688  $ 26,257,417
MainStay 130/30 Growth Fund
  Class I (a)(b)                  55,374       479,542
MainStay 130/30 International
  Fund
  Class I (a)                  2,321,302    15,993,769
MainStay Epoch Global Choice
  Fund
  Class I (a)                    340,245     5,066,252
MainStay Epoch U.S. All Cap
  Fund
  Class I (a)                  1,314,629    30,814,900
MainStay ICAP Equity Fund
  Class I                        458,369    16,602,129
MainStay ICAP International
  Fund
  Class I                        543,192    16,018,731
MainStay MAP Fund
  Class I                        786,935    25,103,237
MainStay VP Common Stock
  Portfolio
  Initial Class                  981,704    15,746,236
MainStay VP Growth Equity
  Portfolio
  Initial Class                    8,392       206,626
MainStay VP ICAP Select
  Equity Portfolio
  Initial Class                1,322,906    16,586,080
MainStay VP International
  Equity Portfolio
  Initial Class (a)            1,249,293    16,016,080
MainStay VP Large Cap Growth
  Portfolio
  Initial Class (a)(b)         1,170,617    17,512,013
MainStay VP Mid Cap Core
  Portfolio
  Initial Class (a)            3,520,161    41,772,559
MainStay VP U.S. Small Cap
  Portfolio
  Initial Class (a)              935,626     8,711,684
                                          ------------
Total Investments
  (Cost $221,247,898) (c)          100.0%  252,887,255
Other Assets, Less
  Liabilities                       (0.0)++    (94,217)
                               ---------  ------------

Net Assets                         100.0% $252,793,038
                               =========  ============





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio's/Fund's share class. (See Note
     3)
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At December 31, 2010, cost is
     $223,861,939 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $31,639,357
Gross unrealized depreciation       (2,614,041)
                                   -----------
Net unrealized appreciation        $29,025,316
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Affiliated Investment Companies--Equity Funds      $252,887,255     $     --      $     --  $252,887,255
                                                   ------------     --------      --------  ------------
Total Investments in Securities                    $252,887,255          $--           $--  $252,887,255
                                                   ============     ========      ========  ============




For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-143

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in affiliated investment
  companies, at value (identified
  cost $221,247,898)                  $252,887,255
Cash                                        30,668
Receivables:
  Fund shares sold                          56,299
                                      ------------
     Total assets                      252,974,222
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Fund shares redeemed                      59,037
  NYLIFE Distributors (See Note 3)          46,619
  Investment securities purchased           30,708
  Professional fees                         26,816
  Shareholder communication                 16,313
  Custodian                                    599
  Directors                                    554
Accrued expenses                               538
                                      ------------
     Total liabilities                     181,184
                                      ------------
Net assets                            $252,793,038
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    257,968
Additional paid-in capital             264,952,053
                                      ------------
                                       265,210,021
Undistributed net investment income      1,802,535
Accumulated net realized loss on
  investments                          (45,858,875)
Net unrealized appreciation on
  investments                           31,639,357
                                      ------------
Net assets                            $252,793,038
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $ 30,384,349
                                      ============
Shares of capital stock outstanding      3,091,498
                                      ============
Net asset value per share
  outstanding                         $       9.83
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $222,408,689
                                      ============
Shares of capital stock outstanding     22,705,348
                                      ============
Net asset value per share
  outstanding                         $       9.80
                                      ============





M-144    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividend distributions from
     affiliated investment companies  $ 2,430,239
                                      -----------
EXPENSES
  Distribution and service--Service
     Class (See Note 3)                   495,527
  Professional fees                        56,286
  Shareholder communication                49,239
  Custodian                                 9,310
  Directors                                 7,510
  Miscellaneous                             9,824
                                      -----------
     Total expenses                       627,696
                                      -----------
Net investment income                   1,802,543
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
-------------------------------------------------
Net realized loss on affiliated
  investment company transactions      (4,043,968)
Net change in unrealized
  appreciation (depreciation) on
  investments                          34,854,559
                                      -----------
Net realized and unrealized gain on
  investments                          30,810,591
                                      -----------
Net increase in net assets resulting
  from operations                     $32,613,134
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $  1,802,543  $  2,294,355
 Net realized loss on
  investments from
  affiliated investment
  company transactions          (4,043,968)  (36,152,506)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   34,854,559    79,285,564
                              --------------------------
 Net increase in net assets
  resulting from operations     32,613,134    45,427,413
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                 (313,787)     (493,803)
    Service Class               (1,980,557)   (3,337,200)
                              --------------------------
                                (2,294,344)   (3,831,003)
                              --------------------------
 From net realized gain on
  investments:
    Initial Class                       --      (405,537)
    Service Class                       --    (3,070,349)
                              --------------------------
                                        --    (3,475,886)
                              --------------------------
Total dividends and
 distributions to
 shareholders                   (2,294,344)   (7,306,889)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        35,838,115    34,962,763
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              2,294,344     7,306,889
 Cost of shares redeemed       (27,275,371)  (19,453,418)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         10,857,088    22,816,234
                              --------------------------
    Net increase in net
     assets                     41,175,878    60,936,758
NET ASSETS
--------------------------------------------------------
Beginning of year              211,617,160   150,680,402
                              --------------------------
End of year                   $252,793,038  $211,617,160
                              ==========================
Undistributed net investment
 income at
 end of year                  $  1,802,535  $  2,294,336
                              ==========================





M-146    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-147

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                  INITIAL CLASS
                                     ------------------------------------------------------------------------
                                                                                                 FEBRUARY 13,
                                                                                                    2006**
                                                                                                    THROUGH
                                                   YEAR ENDED DECEMBER 31,                       DECEMBER 31,
                                       2010           2009           2008           2007             2006
Net asset value at beginning of
  period                             $  8.64        $  7.02        $ 11.69        $ 11.10           $10.00
                                     -------        -------        -------        -------           ------
Net investment income                   0.09 (a)       0.12 (a)       0.11 (a)       0.07             0.08 (a)
Net realized and unrealized gain
  (loss) on investments                 1.20           1.83          (4.50)          1.11             1.17
                                     -------        -------        -------        -------           ------
Total from investment operations        1.29           1.95          (4.39)          1.18             1.25
                                     -------        -------        -------        -------           ------
Less dividends and distributions:
  From net investment income           (0.10)         (0.18)         (0.07)         (0.14)           (0.08)
  From net realized gain on
     investments                          --          (0.15)         (0.21)         (0.45)           (0.07)
                                     -------        -------        -------        -------           ------
Total dividends and distributions      (0.10)         (0.33)         (0.28)         (0.59)           (0.15)
                                     -------        -------        -------        -------           ------
Net asset value at end of period     $  9.83        $  8.64        $  7.02        $ 11.69           $11.10
                                     =======        =======        =======        =======           ======
Total investment return                15.03%         28.04%        (37.58%)        10.41%           12.42%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.03%          1.56%          1.14%          0.75%            0.90%++
  Net expenses (c)                      0.06%          0.06%          0.07%          0.07%            0.24%++
  Expenses (before reimbursement)
     (c)                                0.06%          0.06%          0.07%          0.09%            0.24%++
Portfolio turnover rate                   48%            47%            42%            16%              61%
Net assets at end of period (in
  000's)                             $30,384        $24,774        $15,699        $17,160           $7,312




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.




M-148    MainStay VP Growth Allocation Portfolio      The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          SERVICE CLASS
      ------------------------------------------------------------------------------------
                                                                              FEBRUARY 13,
                                                                                 2006**
                                                                                 THROUGH
                          YEAR ENDED DECEMBER 31,                             DECEMBER 31,
        2010              2009              2008              2007                2006
      $   8.62          $   7.00          $  11.67          $  11.08             $ 10.00
      --------          --------          --------          --------             -------
          0.07 (a)          0.10 (a)          0.09 (a)          0.05                0.07 (a)
          1.20              1.83             (4.50)             1.10                1.15
      --------          --------          --------          --------             -------
          1.27              1.93             (4.41)             1.15                1.22
      --------          --------          --------          --------             -------

         (0.09)            (0.16)            (0.05)            (0.11)              (0.07)
            --             (0.15)            (0.21)            (0.45)              (0.07)
      --------          --------          --------          --------             -------
         (0.09)            (0.31)            (0.26)            (0.56)              (0.14)
      --------          --------          --------          --------             -------
      $   9.80          $   8.62          $   7.00          $  11.67             $ 11.08
      ========          ========          ========          ========             =======
         14.75%            27.72%           (37.75%)           10.14%              12.18%(b)

          0.77%             1.29%             0.90%             0.52%               0.72%++
          0.31%             0.31%             0.32%             0.32%               0.49%++
          0.31%             0.31%             0.32%             0.34%               0.49%++
            48%               47%               42%               16%                 61%
      $222,409          $186,844          $134,981          $168,639             $74,594




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-149

MAINSTAY VP GROWTH EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                         MAINSTAY VP        MAINSTAY VP
                        GROWTH EQUITY      GROWTH EQUITY
                      PORTFOLIO INITIAL      PORTFOLIO      RUSSELL 1000(R)    S&P(R) 500
                            CLASS          SERVICE CLASS      GROWTH INDEX        INDEX
                      -----------------    -------------    ---------------    ----------
12/31/00                    10000              10000             10000            10000
                             7678               7659              7958             8811
                             5311               5285              5739             6864
                             6745               6695              7446             8833
                             7025               6956              7915             9794
                             7616               7520              8332            10275
                             7955               7834              9088            11898
                             8940               8783             10161            12552
                             5465               5355              6255             7908
                             7333               7168              8583            10001
12/31/10                     8228               8023             10017            11507




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        12.21%        1.56%         -1.93%         0.69%
-----------------------------------------------------------------------------
Service Class Shares(3)     11.93         1.31          -2.18          0.94
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                               ONE      FIVE     TEN
                                                                   YEAR     YEARS    YEARS
Russell 1000(R) Growth Index(4)                                   16.71%    3.75%    0.02%
------------------------------------------------------------------------------------------
S&P 500(R) Index(4)                                               15.06     2.29     1.41
------------------------------------------------------------------------------------------
Average Lipper Variable Products Large-Cap Growth Portfolio(5)    15.62     2.85     0.05
------------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been -1.95% for Initial Class shares and -2.21% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-150    MainStay VP Growth Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GROWTH EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,259.80        $3.65          $1,022.00         $3.26
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,258.20        $5.07          $1,020.70         $4.53
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-151

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)


Software                                 7.6%
Computers & Peripherals                  7.0
Oil, Gas & Consumable Fuels              6.8
Machinery                                5.9
Communications Equipment                 4.9
Internet Software & Services             4.2
Energy Equipment & Services              4.1
IT Services                              4.0
Chemicals                                3.4
Hotels, Restaurants & Leisure            3.4
Health Care Providers & Services         3.0
Biotechnology                            2.9
Semiconductors & Semiconductor
  Equipment                              2.9
Capital Markets                          2.8
Aerospace & Defense                      2.5
Internet & Catalog Retail                2.5
Multiline Retail                         2.5
Consumer Finance                         2.3
Pharmaceuticals                          2.3
Electrical Equipment                     2.1
Beverages                                2.0
Diversified Financial Services           2.0
Specialty Retail                         2.0
Life Sciences Tools & Services           1.9
Textiles, Apparel & Luxury Goods         1.7
Wireless Telecommunication Services      1.4
Household Products                       1.2
Road & Rail                              1.2
Construction & Engineering               1.1
Metals & Mining                          1.0
Electronic Equipment & Instruments       0.9
Personal Products                        0.9
Health Care Equipment & Supplies         0.8
Food & Staples Retailing                 0.7
Health Care Technology                   0.7
Auto Components                          0.5
Media                                    0.5
Airlines                                 0.4
Diversified Consumer Services            0.2
Short-Term Investments                   2.2
Other Assets, Less Liabilities          -0.4
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page M-154 for specific holdings within these categories.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investments)

    1.  Apple, Inc.
    2.  Google, Inc. Class A
    3.  ExxonMobil Corp.
    4.  Oracle Corp.
    5.  Schlumberger, Ltd.
    6.  QUALCOMM, Inc.
    7.  International Business Machines Corp.
    8.  Microsoft Corp.
    9.  PepsiCo, Inc.
   10.  Cognizant Technology Solutions Corp. Class A






M-152    MainStay VP Growth Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Harish Kumar, CFA, of Madison Square Investors LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP GROWTH EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12
MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Growth Equity Portfolio returned 12.21% for Initial Class shares and 11.93% for Service Class shares. Both share classes underperformed the 15.62% return of the average Lipper(1) Variable Products Large-Cap Growth Portfolio and the 16.71% return of the Russell 1000(R) Growth Index(1) for the 12 months ended December 31, 2010. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Fund's underperformance of the Russell 1000(R) Growth Index came primarily from stock selection in the financials and energy sectors.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the reporting period, the sectors that made the strongest contributions to the Portfolio's performance relative to the Russell 1000(R) Growth Index were information technology, industrials and utilities. The weakest-contributing sectors relative to the Portfolio's benchmark were financials, energy and consumer staples.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

On the basis of absolute performance, the individual stocks that made the strongest contributions to the Portfolio's performance were computers & peripherals company Apple, software company Oracle and IT services company Cognizant Technology Solutions. Apple benefited from a strong product line-up (iPad, iPhone, iPod and Mac) that generated tremendous demand from consumers, Oracle benefited from increased enterprise spending on database/middleware and from the successful acquisition of Sun Microsystems, and Congizant Technologies benefited from solid demand for offshore outsourcing services.

Major detractors from the Portfolio's performance included software giant Microsoft, computers & peripherals company Hewlett-Packard and communications equipment company Cisco Systems. Microsoft generated negative total returns, as it was unable to address the rapidly growing consumer mobility market and lost ground to Apple and Google. Hewlett-Packard generated negative total returns when the loss of the company's CEO raised investor concerns. Cisco Systems generated negative total returns because it lost market share to competitors. The company also suffered from weaker government spending.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio initiated new positions in athletic apparel and equipment company Nike and semiconductor company Broadcom. Both of these companies had compelling valuations. NIKE benefited from a rebound in consumer spending and high exposure to faster-growing international markets. Broadcom benefited from its exposure to the rapidly growing smart-phone market.

Significant sales during the reporting period included positions in pharmaceutical company Mylan Laboratories and biotechnology company Amgen. In our view, both of these companies were valued fairly and provided limited upside potential.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its weightings relative to the Russell 1000(R) Growth Index in the health care and consumer discretionary sectors and decreased its weighting relative to the benchmark in energy and industrials.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio was overweight relative to the Russell 1000(R) Growth Index in the financials and health care sectors. As of the same date, the Portfolio was underweight relative to the Index in the consumer staples and consumer discretionary sectors.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Growth Equity Portfolio on this page and the preceding pages has not been audited.

                                                mainstayinvestments.com    M-153

PORTFOLIO OF INVESTMENTS(+++) DECEMBER 31, 2010



                                   SHARES         VALUE
COMMON STOCKS 98.2%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.5%
Goodrich Corp.                     27,013  $  2,379,035
Precision Castparts Corp.          38,735     5,392,299
Rockwell Collins, Inc.             63,084     3,675,274
                                           ------------
                                             11,446,608
                                           ------------

AIRLINES 0.4%
Delta Air Lines, Inc. (a)         162,200     2,043,720
                                           ------------


AUTO COMPONENTS 0.5%
TRW Automotive Holdings Corp.
  (a)                              43,453     2,289,973
                                           ------------


BEVERAGES 2.0%
X  PepsiCo, Inc.                  142,599     9,315,993
                                           ------------


BIOTECHNOLOGY 2.9%
Alexion Pharmaceuticals, Inc.
  (a)                              40,973     3,300,375
Celgene Corp. (a)                  93,097     5,505,757
Gilead Sciences, Inc. (a)         128,154     4,644,301
                                           ------------
                                             13,450,433
                                           ------------

CAPITAL MARKETS 2.8%
Ameriprise Financial, Inc.         84,918     4,887,031
Goldman Sachs Group, Inc.
  (The)                            27,309     4,592,281
TD Ameritrade Holding Corp.       186,650     3,544,484
                                           ------------
                                             13,023,796
                                           ------------

CHEMICALS 3.4%
E.I. du Pont de Nemours & Co.      75,010     3,741,499
Ecolab, Inc.                       60,282     3,039,418
Praxair, Inc.                      58,813     5,614,877
Sigma-Aldrich Corp.                52,350     3,484,416
                                           ------------
                                             15,880,210
                                           ------------

COMMUNICATIONS EQUIPMENT 4.9%
Cisco Systems, Inc. (a)           323,702     6,548,491
Juniper Networks, Inc. (a)        118,905     4,389,973
X  QUALCOMM, Inc.                 235,928    11,676,077
                                           ------------
                                             22,614,541
                                           ------------

COMPUTERS & PERIPHERALS 7.0%
X  Apple, Inc. (a)                 78,161    25,211,612
EMC Corp. (a)                     330,938     7,578,480
                                           ------------
                                             32,790,092
                                           ------------

CONSTRUCTION & ENGINEERING 1.1%
Fluor Corp.                        76,082     5,041,193
                                           ------------


CONSUMER FINANCE 2.3%
American Express Co.              153,979     6,608,779
Capital One Financial Corp.        91,157     3,879,642
                                           ------------
                                             10,488,421
                                           ------------

DIVERSIFIED CONSUMER SERVICES 0.2%
DeVry, Inc.                        23,054     1,106,131
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 2.0%
CME Group, Inc.                    14,782     4,756,108
JPMorgan Chase & Co.              112,995     4,793,248
                                           ------------
                                              9,549,356
                                           ------------

ELECTRICAL EQUIPMENT 2.1%
Cooper Industries PLC              69,686     4,061,997
Emerson Electric Co.               96,834     5,536,000
                                           ------------
                                              9,597,997
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.9%
Amphenol Corp. Class A             77,864     4,109,662
                                           ------------


ENERGY EQUIPMENT & SERVICES 4.1%
Cameron International Corp.
  (a)                              55,358     2,808,311
Dresser-Rand Group, Inc. (a)       76,559     3,260,648
X  Schlumberger, Ltd.             154,503    12,901,001
                                           ------------
                                             18,969,960
                                           ------------

FOOD & STAPLES RETAILING 0.7%
Costco Wholesale Corp.                 54         3,899
Wal-Mart Stores, Inc.              63,128     3,404,493
                                           ------------
                                              3,408,392
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES 0.8%
Covidien PLC                       77,434     3,535,636
                                           ------------


HEALTH CARE PROVIDERS & SERVICES 3.0%
AmerisourceBergen Corp.           169,163     5,771,842
DaVita, Inc. (a)                   11,133       773,632
Express Scripts, Inc. (a)         114,060     6,164,943
HealthSouth Corp. (a)              70,775     1,465,750
                                           ------------
                                             14,176,167
                                           ------------

HEALTH CARE TECHNOLOGY 0.7%
Cerner Corp. (a)                   33,690     3,191,791
                                           ------------


HOTELS, RESTAURANTS & LEISURE 3.4%
Las Vegas Sands Corp. (a)          53,214     2,445,183
McDonald's Corp.                  113,890     8,742,196
Starwood Hotels & Resorts
  Worldwide, Inc.                  77,874     4,733,182
                                           ------------
                                             15,920,561
                                           ------------



+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investments. May be subject to change daily.

M-154    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
HOUSEHOLD PRODUCTS 1.2%
Procter & Gamble Co. (The)         86,147  $  5,541,837
                                           ------------


INTERNET & CATALOG RETAIL 2.5%
Amazon.com, Inc. (a)               40,047     7,208,460
Priceline.com, Inc. (a)            10,995     4,393,052
                                           ------------
                                             11,601,512
                                           ------------

INTERNET SOFTWARE & SERVICES 4.2%
Baidu, Inc., Sponsored ADR
  (a)(b)                           20,948     2,022,110
X  Google, Inc. Class A (a)        29,816    17,709,810
                                           ------------
                                             19,731,920
                                           ------------

IT SERVICES 4.0%
X  Cognizant Technology
  Solutions Corp. Class A (a)     122,106     8,949,149
X  International Business
  Machines Corp.                   66,625     9,777,885
                                           ------------
                                             18,727,034
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 1.9%
Agilent Technologies, Inc.
  (a)                             109,033     4,517,237
Thermo Fisher Scientific,
  Inc. (a)                         78,697     4,356,666
                                           ------------
                                              8,873,903
                                           ------------

MACHINERY 5.9%
Cummins, Inc.                      42,703     4,697,757
Danaher Corp.                     162,647     7,672,059
Deere & Co.                        67,204     5,581,292
Flowserve Corp.                    35,093     4,183,788
Ingersoll-Rand PLC                113,427     5,341,277
                                           ------------
                                             27,476,173
                                           ------------

MEDIA 0.5%
Scripps Networks Interactive
  Class A                          49,330     2,552,828
                                           ------------


METALS & MINING 1.0%
Freeport-McMoRan Copper &
  Gold, Inc.                       40,170     4,824,015
                                           ------------


MULTILINE RETAIL 2.5%
Macy's, Inc.                      188,678     4,773,554
Target Corp.                      116,340     6,995,524
                                           ------------
                                             11,769,078
                                           ------------

OIL, GAS & CONSUMABLE FUELS 6.8%
Apache Corp.                       39,511     4,710,897
EOG Resources, Inc.                36,623     3,347,708
X  ExxonMobil Corp.               211,829    15,488,936
Occidental Petroleum Corp.         47,987     4,707,525
Southwestern Energy Co. (a)        88,795     3,323,597
                                           ------------
                                             31,578,663
                                           ------------

PERSONAL PRODUCTS 0.9%
Estee Lauder Cos., Inc. (The)
  Class A                          51,797     4,180,018
                                           ------------


PHARMACEUTICALS 2.3%
Abbott Laboratories                68,973     3,304,497
Hospira, Inc. (a)                  74,251     4,135,038
Shire PLC, Sponsored ADR (b)       45,371     3,283,953
                                           ------------
                                             10,723,488
                                           ------------

ROAD & RAIL 1.2%
Union Pacific Corp.                59,861     5,546,720
                                           ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.9%
Broadcom Corp. Class A            107,133     4,665,642
Marvell Technology Group,
  Ltd. (a)                        228,200     4,233,110
Texas Instruments, Inc.           139,914     4,547,205
                                           ------------
                                             13,445,957
                                           ------------


SOFTWARE 7.6%
Autodesk, Inc. (a)                 84,728     3,236,610
Citrix Systems, Inc. (a)           46,896     3,208,155
Intuit, Inc. (a)                   86,318     4,255,477
X  Microsoft Corp.                334,220     9,331,422
X  Oracle Corp.                   488,291    15,283,508
VMware, Inc. Class A (a)            3,184       283,090
                                           ------------
                                             35,598,262
                                           ------------

SPECIALTY RETAIL 2.0%
Home Depot, Inc. (The)            160,273     5,619,171
O'Reilly Automotive, Inc. (a)      59,883     3,618,131
                                           ------------
                                              9,237,302
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 1.7%
NIKE, Inc. Class B                 90,839     7,759,467
                                           ------------


WIRELESS TELECOMMUNICATION SERVICES 1.4%
American Tower Corp. Class A
  (a)                             123,226     6,363,391
                                           ------------
Total Common Stocks
  (Cost $383,714,485)                       457,482,201
                                           ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-155

                                PRINCIPAL
                                   AMOUNT         VALUE

SHORT-TERM INVESTMENTS 2.2%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $75,313 (Collateralized by
  a United States Treasury
  Note with a rate of 2.50%
  and a maturity date of
  4/30/15, with a Principal
  Amount of $75,000 and a
  Market Value of $77,813)     $   75,313  $     75,313
                                           ------------
Total Repurchase Agreement
  (Cost $75,313)                                 75,313
                                           ------------

U.S. GOVERNMENT 2.2%
United States Treasury Bills
  0.012%, due 1/6/11 (c)        8,600,000     8,599,983
  0.05%, due 1/27/11 (c)(d)     1,000,000       999,963
  0.135%, due 4/7/11 (c)          600,000       599,785
                                           ------------
Total U.S. Government
  (Cost $10,198,740)                         10,199,731
                                           ------------
Total Short-Term Investments
  (Cost $10,274,053)                         10,275,044
                                           ------------
Total Investments
  (Cost $393,988,538) (f)           100.4%  467,757,245

Other Assets, Less
  Liabilities                        (0.4)   (1,865,730)
                               ----------  ------------

Net Assets                          100.0% $465,891,515
                               ==========  ============





                              CONTRACTS        UNREALIZED
                                  LONG   APPRECIATION (E)
FUTURES CONTRACTS 0.0%++
---------------------------------------------------------

Standard & Poor's 500 Index
  Mini March 2011                    65           $55,439
                                                  -------
Total Futures Contracts
  (Settlement Value
  $4,072,250)                                     $55,439
                                                  =======





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Interest rate presented is yield to
     maturity.
(d)  Represents a security, or a portion
     thereof, which is maintained at the
     broker as collateral for futures
     contracts.
(e)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31,
     2010.
(f)  At December 31, 2010, cost is
     $394,996,364 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $76,830,092
Gross unrealized depreciation       (4,069,211)
                                   -----------
Net unrealized appreciation        $72,760,881
                                   ===========





M-156    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                      $457,482,201  $        --      $     --  $457,482,201
Short-Term Investments
  Repurchase Agreement                                       --       75,313            --        75,313
  U.S. Government                                            --   10,199,731            --    10,199,731
                                                   ------------  -----------      --------  ------------
Total Short-Term Investments                                 --   10,275,044            --    10,275,044
                                                   ------------  -----------      --------  ------------
Total Investments in Securities                     457,482,201   10,275,044            --   467,757,245
                                                   ------------  -----------      --------  ------------
Other Financial Instruments
Futures Contracts Long (b)                               55,439           --            --        55,439
                                                   ------------  -----------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                            $457,537,640  $10,275,044           $--  $467,812,684
                                                   ============  ===========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-157

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $393,988,538)      $467,757,245
Receivables:
  Investment securities sold            11,056,909
  Dividends and interest                   549,131
  Fund shares sold                         115,668
                                      ------------
     Total assets                      479,478,953
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased       13,173,347
  Manager (See Note 3)                     239,835
  Fund shares redeemed                      80,910
  Professional fees                         44,474
  Shareholder communication                 30,401
  NYLIFE Distributors (See Note 3)          10,202
  Variation margin on futures
     contracts                               5,905
  Directors                                  1,032
  Custodian                                    754
Accrued expenses                               578
                                      ------------
     Total liabilities                  13,587,438
                                      ------------
Net assets                            $465,891,515
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    189,302
Additional paid-in capital             462,957,697
                                      ------------
                                       463,146,999
Undistributed net investment income      1,894,147
Accumulated net realized loss on
  investments and futures
  transactions                         (72,973,777)
Net unrealized appreciation on
  investments and futures contracts     73,824,146
                                      ------------
Net assets                            $465,891,515
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $417,193,769
                                      ============
Shares of capital stock outstanding     16,944,092
                                      ============
Net asset value per share
  outstanding                         $      24.62
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $ 48,697,746
                                      ============
Shares of capital stock outstanding      1,986,103
                                      ============
Net asset value per share
  outstanding                         $      24.52
                                      ============





M-158    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends (a)                       $ 4,985,636
  Interest                                    481
                                      -----------
     Total income                       4,986,117
                                      -----------
EXPENSES
  Manager (See Note 3)                  2,685,647
  Distribution and service--Service
     Class (See Note 3)                   110,491
  Professional fees                       100,138
  Shareholder communication                44,433
  Custodian                                18,360
  Directors                                14,955
  Miscellaneous                            18,238
                                      -----------
     Total expenses                     2,992,262
                                      -----------
Net investment income                   1,993,855
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on:
  Security transactions                26,140,221
  Futures transactions                    318,084
                                      -----------
Net realized gain on investments and
  futures transactions                 26,458,305
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          22,266,707
  Futures contracts                        55,439
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts    22,322,146
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         48,780,451
                                      -----------
Net increase in net assets resulting
  from operations                     $50,774,306
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $9,139.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-159

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $  1,993,855  $  2,221,836
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions         26,458,305   (10,348,982)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     22,322,146   129,367,301
                              --------------------------
 Net increase in net assets
  resulting from operations     50,774,306   121,240,155
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class               (2,041,096)   (2,207,215)
    Service Class                 (140,277)     (104,825)
                              --------------------------
 Total dividends to
  shareholders                  (2,181,373)   (2,312,040)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        12,766,836    14,743,786
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      2,181,373     2,312,040
 Cost of shares redeemed       (65,162,611)  (55,110,983)
                              --------------------------
    Decrease in net assets
     derived from capital
     share transactions        (50,214,402)  (38,055,157)
                              --------------------------
    Net increase (decrease)                   80,872,958
     in net assets              (1,621,469)
NET ASSETS
--------------------------------------------------------
Beginning of year              467,512,984   386,640,026
                              --------------------------
End of year                   $465,891,515  $467,512,984
                              ==========================
Undistributed net investment
 income at
 end of year                  $  1,894,147  $  2,221,971
                              ==========================





M-160    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-161

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   INITIAL CLASS
                                     ------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  22.04        $  16.52        $  27.23        $  24.26        $  23.31
                                     --------        --------        --------        --------        --------
Net investment income (loss)             0.13            0.12            0.10 (a)        0.13            0.05
Net realized and unrealized gain
  (loss) on investments                  2.57            5.51          (10.68)           2.88            0.99
                                     --------        --------        --------        --------        --------
Total from investment operations         2.70            5.63          (10.58)           3.01            1.04
                                     --------        --------        --------        --------        --------
Less dividends:
  From net investment income            (0.12)          (0.11)          (0.13)          (0.04)          (0.09)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  24.62        $  22.04        $  16.52        $  27.23        $  24.26
                                     ========        ========        ========        ========        ========
Total investment return                 12.21%          34.18%         (38.87%)         12.39%           4.45%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           0.48%           0.57%           0.43%           0.40%           0.13%
  Net expenses                           0.65%           0.68%           0.64%           0.60%           0.62%
Portfolio turnover rate                   126%            157%             54%             85%             28%
Net assets at end of year (in
  000's)                             $417,194        $423,086        $350,412        $681,500        $738,278



(a)  Per share data based on average shares outstanding during the period.




M-162    MainStay VP Growth Equity Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                     SERVICE CLASS
      ---------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31,
        2010             2009             2008             2007             2006

      $ 21.96          $ 16.45          $ 27.07          $ 24.14          $ 23.21
      -------          -------          -------          -------          -------
         0.05             0.05             0.04 (a)         0.04            (0.03)
         2.58             5.51           (10.60)            2.89             1.00
      -------          -------          -------          -------          -------
         2.63             5.56           (10.56)            2.93             0.97
      -------          -------          -------          -------          -------

        (0.07)           (0.05)           (0.06)              --            (0.04)
      -------          -------          -------          -------          -------
      $ 24.52          $ 21.96          $ 16.45          $ 27.07          $ 24.14
      =======          =======          =======          =======          =======
        11.93%           33.85%          (39.03%)          12.11%            4.19%

         0.23%            0.32%            0.18%            0.15%           (0.12%)
         0.90%            0.93%            0.89%            0.85%            0.87%
          126%             157%              54%              85%              28%
      $48,698          $44,427          $36,228          $64,887          $60,806




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-163

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                         MAINSTAY VP          MAINSTAY VP
                          HIGH YIELD           HIGH YIELD
                        CORPORATE BOND       CORPORATE BOND     CREDIT SUISSE
                      PORTFOLIO INITIAL    PORTFOLIO SERVICE      HIGH YIELD
                            CLASS                CLASS              INDEX
                      -----------------    -----------------    -------------
12/31/00                    10000                10000              10000
12/31/01                    10491                10467              10580
12/31/02                    10707                10658              10909
12/31/03                    14600                14499              13956
12/31/04                    16458                16304              15625
12/31/05                    16942                16737              15978
12/31/06                    18982                18706              17882
12/31/07                    19420                19090              18355
12/31/08                    14737                14452              13551
12/31/09                    21049                20589              20899
12/31/10                    23716                23141              23913




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                                     GROSS
                                                                                    EXPENSE
CLASS                                    ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-------------------------------------------------------------------------------------------
Initial Class Shares                      12.67%        6.96%          9.02%         0.62%
-------------------------------------------------------------------------------------------
Service Class Shares(3)                   12.39         6.69           8.75          0.87
-------------------------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                                  ONE     FIVE      TEN
                                                                      YEAR    YEARS    YEARS
Credit Suisse High Yield Index(4)                                   14.42%    8.40%    9.11%
--------------------------------------------------------------------------------------------
Average Lipper Variable Products High Current Yield Portfolio(5)    13.61     6.24     6.79
--------------------------------------------------------------------------------------------






1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 9.01% for Initial Class shares and 8.74% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products High Current Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-164    MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,080.80        $3.20          $1,022.10         $3.11
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,079.50        $4.51          $1,020.90         $4.38
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.61% for Initial Class and 0.86% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-165

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(COMPOSITION PIE CHART)

Corporate Bonds                                 78.6
Yankee Bonds                                     9.9
Short-Term Investment                            4.8
Loan Assignments & Participations                3.2
Other Assets, Less Liabilities                   1.8
Convertible Bonds                                0.9
Foreign Bond                                     0.3
Preferred Stock                                  0.3
Common Stocks                                    0.2
Warrants                                         0.0




See Portfolio of Investments beginning on page M-168 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  Ford Motor Credit Co. LLC, 5.552%-12.00%, due
        6/15/11-1/15/20
    2.  Georgia-Pacific Corp., 7.00%-8.875%, due 5/15/11-5/15/31
    3.  HCA, Inc., 1.553%-9.875%, due 2/1/11-4/15/19
    4. Intelsat Subsidiary Holding Co., Ltd., 8.50%-8.875%, due 1/15/13-1/15/15
    5.  Nova Chemicals Corp., 3.568%-8.375%, due 1/15/12-11/1/16
    6.  Videotron Ltee, 6.375%-9.125%, due 1/15/14-4/15/18
    7.  Reliant Energy, Inc., 7.625%-7.875%, due 6/15/14-6/15/17
    8.  Texas Industries, Inc., 9.25%, due 8/15/20
    9.  Crum & Forster Holdings Corp., 7.75%, due 5/1/17
   10.  Ally Financial, Inc., 6.25%-8.30%, due 2/12/15-9/15/20






M-166    MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by J. Matthew Philo, CFA, of MacKay Shields LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCH-MARK DURING 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP High Yield Corporate Bond Portfolio returned 12.67% for Initial Class shares and 12.39% for Service Class shares. Both share classes underperformed the 13.61% return of the average Lipper(1) Variable Products High Current Yield Portfolio and the 14.42% return of the Credit Suisse High Yield Index(1) for the 12 months ended December 31, 2010. The Credit Suisse High Yield Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The Portfolio underperformed the Credit Suisse High Yield Index as a result of our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yield spreads.(2) The Portfolio remained conservatively positioned throughout the reporting period, based on our belief that the valuations of riskier high-yield bonds were unattractive and business fundamentals for many high-yield issuers were weak.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

The three most significant positive contributors to the Portfolio's performance were investments in the energy, financials and transportation industries. Automotive finance companies Ford Motor Credit and Ally Financial were notable contributors to performance, as were hospital operator HCA and forest products producer Georgia Pacific. Although no industries generated negative absolute returns during the reporting period, the Portfolio's investments in the retail, aerospace, and food and drug industries contributed the least to performance.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio purchased bonds of Consol Energy, the largest U.S. producer of high-BTU bituminous coal. The Portfolio also purchased bonds of TRW Auto-motive, a global supplier of automotive safety systems, and Treehouse Foods, a leading private-label food producer. Each of these purchases had a positive impact on the Portfolio's performance during the portion of the reporting period it was held in the Portfolio.

During the reporting period, the Portfolio sold positions in drugstore operator Rite Aid, and global building materials supplier Lafarge. Both positions were positive contributors to the Portfolio's performance during the respective portions of the reporting period they were held in the Portfolio.

HOW DID THE PORTFOLIO'S INDUSTRY WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its weightings in the consumer products and food/tobacco industries. The Portfolio slightly decreased its weightings in the utility and energy industries.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in the transportation, health care and cable/wireless video industries. As of the same date, the Portfolio was underweight relative to the Credit Suisse High Yield Index in the media, retail and information technology industries. The Portfolio was generally overweight in industries that were more defensive and in companies of higher quality. This positioning reflected the uncertain economic outlook for many high-yield issuers. Another reason the Portfolio was overweight higher-quality high-yield bonds at the end of the reporting period was because we viewed the valuations of many riskier bonds as unattractive.




1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
2. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

Information about MainStay VP High Yield Corporate Bond Portfolio on this page and the preceding pages has not been audited.

                                                mainstayinvestments.com    M-167

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010


                                PRINCIPAL
                                   AMOUNT           VALUE
LONG-TERM BONDS 92.9%+
CONVERTIBLE BONDS 0.9%
---------------------------------------------------------

HOLDING COMPANIES--DIVERSIFIED 0.4%
American Real Estate
  Partners, L.P./American
  Real Estate Finance Corp.
  4.00%, due 8/15/13 (a)(b)  $    325,000  $      307,532
Icahn Enterprises, L.P.
  4.00%, due 8/15/13 (b)        7,780,000       7,361,825
                                           --------------
                                                7,669,357
                                           --------------

INTERNET 0.0%++
At Home Corp.
  0.525%, due 12/28/18
  (c)(d)(e)(f)                  1,869,975             187
  4.75%, due 12/31/49
  (c)(d)(e)(f)                  9,032,054             903
                                           --------------
                                                    1,090
                                           --------------

RETAIL 0.2%
Asbury Automotive Group,
  Inc.
  3.00%, due 9/15/12            3,365,000       3,343,969
Penske Auto Group, Inc.
  3.50%, due 4/1/26             1,350,000       1,363,500
                                           --------------
                                                4,707,469
                                           --------------

TELECOMMUNICATIONS 0.3%
NII Holdings, Inc.
  3.125%, due 6/15/12           4,845,000       4,778,381
                                           --------------
Total Convertible Bonds
  (Cost $16,224,242)                           17,156,297
                                           --------------


CORPORATE BONDS 78.6%
---------------------------------------------------------

ADVERTISING 0.7%
Interpublic Group of Cos.,
  Inc.
  6.25%, due 11/15/14           3,100,000       3,344,125
Lamar Media Corp.
  Series B
  6.625%, due 8/15/15           1,945,000       1,974,175
  6.625%, due 8/15/15             715,000         732,875
  7.875%, due 4/15/18           3,775,000       4,010,937
  9.75%, due 4/1/14             3,297,000       3,791,550
                                           --------------
                                               13,853,662
                                           --------------

AEROSPACE & DEFENSE 1.1%
Alliant Techsystems, Inc.
  6.875%, due 9/15/20           3,480,000       3,580,050
BE Aerospace, Inc.
  8.50%, due 7/1/18             2,660,000       2,912,700
DAE Aviation Holdings, Inc.
  11.25%, due 8/1/15 (a)        4,865,000       5,035,275
TransDigm, Inc.
  7.75%, due 12/15/18 (a)       9,065,000       9,382,275
                                           --------------
                                               20,910,300
                                           --------------

AGRICULTURE 0.1%
Alliance One International,
  Inc.
  10.00%, due 7/15/16           1,745,000       1,788,625
                                           --------------


AIRLINES 0.0%++
Northwest Airlines, Inc.
  (Escrow Shares)
  7.625%, due 11/15/23
  (c)(d)(g)                     3,847,600           8,657
  7.875%, due 12/31/49
  (c)(d)(g)                     3,986,900           3,987
  8.70%, due 3/15/49
  (c)(d)(g)                       155,000             155
  8.875%, due 6/1/49
  (c)(d)(g)                     1,996,000           1,996
  9.875%, due 3/15/37
  (c)(d)(g)                     2,108,000           2,108
  10.00%, due 2/1/49
  (c)(d)(g)                     7,315,600           7,316
                                           --------------
                                                   24,219
                                           --------------

APPAREL 0.9%
Hanesbrands, Inc.
  6.375%, due 12/15/20 (a)      4,245,000       4,032,750
  8.00%, due 12/15/16           3,795,000       4,070,137
Unifi, Inc.
  11.50%, due 5/15/14           8,721,000       9,244,260
                                           --------------
                                               17,347,147
                                           --------------

AUTO MANUFACTURERS 0.2%
Ford Motor Co.
  6.50%, due 8/1/18             1,125,000       1,164,375
Oshkosh Corp.
  8.25%, due 3/1/17             1,580,000       1,718,250
  8.50%, due 3/1/20             1,580,000       1,734,050
                                           --------------
                                                4,616,675
                                           --------------

AUTO PARTS & EQUIPMENT 2.4%
Affinia Group, Inc.
  9.00%, due 11/30/14           1,570,000       1,613,175
  10.75%, due 8/15/16 (a)       2,493,000       2,767,230
Allison Transmission, Inc.
  11.25%, due 11/1/15
  (a)(h)                        1,323,000       1,442,070
Cooper Standard Automotive,
  Inc.
  8.50%, due 5/1/18 (a)         4,065,000       4,308,900
FleetPride Corp.
  11.50%, due 10/1/14 (a)       5,900,000       5,634,500
Goodyear Tire & Rubber Co.
  (The)
  8.25%, due 8/15/20            6,865,000       7,105,275
  10.50%, due 5/15/16           1,935,000       2,205,900
Johnson Controls, Inc.
  5.25%, due 1/15/11            2,180,000       2,182,520


+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest issuers held, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

M-168    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
AUTO PARTS & EQUIPMENT (CONTINUED)
Lear Corp. (Escrow Shares)
  8.75%, due 12/1/16
  (c)(e)(g)                  $  2,681,000  $        4,022
Tenneco, Inc.
  6.875%, due 12/15/20 (a)      5,065,000       5,178,962
  7.75%, due 8/15/18 (a)        3,395,000       3,598,700
TRW Automotive, Inc.
  7.00%, due 3/15/14 (a)        5,310,000       5,681,700
  8.875%, due 12/1/17 (a)       3,050,000       3,416,000
                                           --------------
                                               45,138,954
                                           --------------

BANKS 2.0%
X  Ally Financial, Inc.
  6.25%, due 12/1/17 (a)        1,040,000       1,040,000
  7.50%, due 9/15/20 (a)        3,817,000       4,003,079
  8.30%, due 2/12/15            8,905,000       9,795,500
CapitalSource, Inc.
  12.75%, due 7/15/14 (a)       5,150,000       6,025,500
GMAC, Inc.
  6.75%, due 12/1/14            7,410,000       7,799,025
  6.875%, due 9/15/11           1,095,000       1,125,113
  8.00%, due 11/1/31            3,480,000       3,749,700
Provident Funding
  Associates
  10.25%, due 4/15/17 (a)       3,255,000       3,377,062
                                           --------------
                                               36,914,979
                                           --------------

BEVERAGES 0.7%
Constellation Brands, Inc.
  8.375%, due 12/15/14          1,620,000       1,769,850
Cott Beverages, Inc.
  8.125%, due 9/1/18            2,905,000       3,130,137
  8.375%, due 11/15/17          7,930,000       8,564,400
                                           --------------
                                               13,464,387
                                           --------------

BUILDING MATERIALS 2.2%
Associated Materials LLC
  9.125%, due 11/1/17 (a)       3,535,000       3,694,075
Building Materials Corp. of
  America
  6.875%, due 8/15/18 (a)       4,820,000       4,771,800
  7.00%, due 2/15/20 (a)          955,000         981,262
  7.50%, due 3/15/20 (a)        5,640,000       5,738,700
Compression Polymers Corp.
  10.50%, due 7/1/13            3,460,000       3,529,200
X  Texas Industries, Inc.
  9.25%, due 8/15/20 (a)       15,290,000      16,245,625
USG Corp.
  8.375%, due 10/15/18 (a)      2,565,000       2,513,700
  9.75%, due 8/1/14 (a)         2,705,000       2,853,775
                                           --------------
                                               40,328,137
                                           --------------

CHEMICALS 1.7%
CF Industries, Inc.
  6.875%, due 5/1/18            2,580,000       2,760,600
  7.125%, due 5/1/20            2,085,000       2,283,075
Georgia Gulf Corp.
  9.00%, due 1/15/17 (a)        6,320,000       6,857,200
Huntsman International LLC
  5.50%, due 6/30/16            1,005,000         972,338
Nalco Co.
  8.25%, due 5/15/17              575,000         623,156
Olin Corp.
  8.875%, due 8/15/19           2,885,000       3,195,137
Omnova Solutions, Inc.
  7.875%, due 11/1/18 (a)       3,630,000       3,657,225
Phibro Animal Health Corp.
  9.25%, due 7/1/18 (a)        10,075,000      10,377,250
                                           --------------
                                               30,725,981
                                           --------------

COAL 1.0%
Arch Coal, Inc.
  7.25%, due 10/1/20            1,110,000       1,171,050
  8.75%, due 8/1/16             2,070,000       2,256,300
Consol Energy, Inc.
  8.00%, due 4/1/17 (a)         8,175,000       8,706,375
Peabody Energy Corp.
  6.50%, due 9/15/20            3,485,000       3,720,237
  7.375%, due 11/1/16             845,000         937,950
  7.875%, due 11/1/26           2,235,000       2,424,975
                                           --------------
                                               19,216,887
                                           --------------

COMMERCIAL SERVICES 1.8%
Corrections Corp. of
  America
  6.25%, due 3/15/13            1,030,000       1,040,300
  7.75%, due 6/1/17             1,455,000       1,544,119
El Comandante Capital Corp.
  (Escrow Shares) (zero
  coupon), due 12/31/50
  (c)(e)(g)                     2,412,000         173,664
Ford Holdings LLC
  9.30%, due 3/1/30             5,760,000       6,710,400
Great Lakes Dredge & Dock
  Corp.
  7.75%, due 12/15/13           4,854,000       4,896,472
iPayment, Inc.
  9.75%, due 5/15/14            5,800,000       5,452,000
Knowledge Learning Corp.,
  Inc.
  7.75%, due 2/1/15 (a)         7,845,000       7,688,100
Lender Processing Services,
  Inc.
  8.125%, due 7/1/16            3,380,000       3,464,500
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  6.50%, due 8/1/49
  (c)(e)(g)                       150,000           7,800
  9.75%, due 1/15/49
  (c)(e)(g)                     8,530,000         443,560


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-169

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
Service Corp. International
  7.625%, due 10/1/18        $  1,618,000  $    1,698,900
                                           --------------
                                               33,119,815
                                           --------------

COMPUTERS 0.4%
SunGard Data Systems, Inc.
  4.875%, due 1/15/14           3,625,000       3,625,000
  10.625%, due 5/15/15          3,425,000       3,776,063
                                           --------------
                                                7,401,063
                                           --------------

DISTRIBUTION & WHOLESALE 0.6%
ACE Hardware Corp.
  9.125%, due 6/1/16 (a)        4,815,000       5,152,050
American Tire Distributors,
  Inc.
  9.75%, due 6/1/17 (a)         4,970,000       5,367,600
                                           --------------
                                               10,519,650
                                           --------------

ELECTRIC 4.3%
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17             6,121,507       6,396,974
Calpine Construction
  Finance Co., L.P. and
  CCFC Finance Corp.
  8.00%, due 6/1/16 (a)        13,635,000      14,487,187
Calpine Corp.
  7.25%, due 10/15/17 (a)      10,177,000      10,177,000
Energy Future Intermediate
  Holding Co. LLC/EFIH
  Finance, Inc.
  10.00%, due 12/1/20           4,390,000       4,527,288
GenOn Escrow Corp.
  9.50%, due 10/15/18 (a)       6,410,000       6,369,938
Ipalco Enterprises, Inc.
  7.25%, due 4/1/16 (a)         1,615,000       1,724,013
  8.625%, due 11/14/11            795,000         824,813
NRG Energy, Inc.
  7.25%, due 2/1/14             3,675,000       3,748,500
PNM Resources, Inc.
  9.25%, due 5/15/15            2,825,000       3,121,625
Public Service Co. of New
  Mexico
  7.95%, due 5/15/18            2,305,000       2,590,481
Reliant Energy Mid-Atlantic
  Power Holdings LLC
  Series C
  9.681%, due 7/2/26            1,190,000       1,270,325
X  Reliant Energy, Inc.
  7.625%, due 6/15/14           2,975,000       3,041,938
  7.875%, due 6/15/17          14,950,000      14,501,500
RRI Energy, Inc.
  6.75%, due 12/15/14           6,780,000       6,915,600
                                           --------------
                                               79,697,182
                                           --------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.4%
Belden, Inc.
  7.00%, due 3/15/17            2,240,000       2,268,000
  9.25%, due 6/15/19            4,810,000       5,272,963
                                           --------------
                                                7,540,963
                                           --------------

ELECTRONICS 0.2%
Stoneridge, Inc.
  9.50%, due 10/15/17 (a)       3,110,000       3,358,800
                                           --------------


ENERGY--ALTERNATE SOURCES 0.3%
Headwaters, Inc.
  11.375%, due 11/1/14          4,510,000       4,932,813
                                           --------------


ENGINEERING & CONSTRUCTION 0.5%
New Enterprise Stone & Lime
  Co.
  11.00%, due 9/1/18 (a)        7,490,000       7,115,500
Tutor Perini Corp.
  7.625%, due 11/1/18 (a)       1,780,000       1,788,900
                                           --------------
                                                8,904,400
                                           --------------

ENTERTAINMENT 3.1%
American Casino &
  Entertainment Properties
  LLC
  11.00%, due 6/15/14           2,880,000       2,923,200
FireKeepers Development
  Authority
  13.875%, due 5/1/15 (a)         870,000       1,028,775
Greektown Superholdings,
  Inc.
  13.00%, due 7/1/15 (a)        6,595,000       7,382,600
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14             1,875,000       1,837,500
Jacobs Entertainment, Inc.
  9.75%, due 6/15/14            7,415,000       7,211,087
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13           1,210,000       1,004,300
  8.00%, due 4/1/12             1,656,000       1,382,760
NAI Entertainment Holdings
  LLC
  8.25%, due 12/15/17 (a)       9,265,000       9,728,250
Peninsula Gaming LLC
  8.375%, due 8/15/15           1,665,000       1,750,331
  10.75%, due 8/15/17           4,559,000       4,912,322
Penn National Gaming, Inc.
  6.75%, due 3/1/15             7,510,000       7,622,650
Pinnacle Entertainment,
  Inc.
  7.50%, due 6/15/15            2,305,000       2,310,763
  8.625%, due 8/1/17            3,490,000       3,804,100
Speedway Motorsports, Inc.
  6.75%, due 6/1/13               700,000         705,250
  8.75%, due 6/1/16             2,985,000       3,216,338


M-170    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ENTERTAINMENT (CONTINUED)
United Artists Theatre
  Circuit, Inc.
  Series BA7
  9.30%, due 7/1/15 (c)(e)   $    599,757  $      419,830
                                           --------------
                                               57,240,056
                                           --------------

ENVIRONMENTAL CONTROLS 0.8%
Clean Harbors, Inc.
  7.625%, due 8/15/16           2,524,000       2,681,750
Darling International, Inc.
  8.50%, due 12/15/18 (a)       3,600,000       3,753,000
Geo Sub Corp.
  11.00%, due 5/15/12           8,780,000       8,362,950
                                           --------------
                                               14,797,700
                                           --------------

FINANCE--AUTO LOANS 2.7%
AmeriCredit Corp.
  8.50%, due 7/1/15             5,177,000       5,397,022
Credit Acceptance Corp.
  9.125%, due 2/1/17 (a)        1,070,000       1,123,500
X  Ford Motor Credit Co.
  LLC
  5.552%, due 6/15/11 (b)       5,535,000       5,618,025
  5.625%, due 9/15/15           1,805,000       1,869,043
  7.25%, due 10/25/11           8,545,000       8,831,651
  7.50%, due 8/1/12             3,130,000       3,327,844
  8.00%, due 6/1/14            10,630,000      11,711,145
  8.00%, due 12/15/16             155,000         173,206
  8.125%, due 1/15/20           3,735,000       4,345,348
  12.00%, due 5/15/15           1,510,000       1,899,488
General Motors Acceptance
  Corp. LLC
  6.75%, due 12/1/14            5,080,000       5,322,880
                                           --------------
                                               49,619,152
                                           --------------

FINANCE--CONSUMER LOANS 0.4%
SLM Corp.
  8.00%, due 3/25/20            5,040,000       5,110,081
  8.45%, due 6/15/18            1,585,000       1,647,389
                                           --------------
                                                6,757,470
                                           --------------

FINANCE--OTHER SERVICES 0.6%
Nationstar
  Mortgage/Nationstar
  Capital Corp.
  10.875%, due 4/1/15 (a)       7,510,000       7,378,575
Salton Sea Funding Corp.
  Series E
  8.30%, due 5/30/11 (e)              871             881
SquareTwo Financial Corp.
  11.625%, due 4/1/17 (a)       4,185,000       4,122,225
                                           --------------
                                               11,501,681
                                           --------------

FOOD 2.7%
American Seafoods Group
  LLC/American Seafoods
  Finance, Inc.
  10.75%, due 5/15/16 (a)       4,740,000       5,048,100
American Stores Co.
  8.00%, due 6/1/26             4,855,000       4,151,025
ASG Consolidated LLC/ASG
  Finance, Inc.
  15.00%, due 5/15/17
  (a)(h)                        3,633,983       3,488,624
B&G Foods, Inc.
  7.625%, due 1/15/18           3,185,000       3,352,212
C&S Group Enterprises LLC
  8.375%, due 5/1/17 (a)        3,575,000       3,414,125
Dean Foods Co.
  9.75%, due 12/15/18 (a)       3,655,000       3,682,412
Smithfield Foods, Inc.
  10.00%, due 7/15/14 (a)       4,540,000       5,232,350
Stater Brothers Holdings
  7.75%, due 4/15/15            1,047,000       1,075,793
TreeHouse Foods, Inc.
  6.03%, due 9/30/13 (c)(e)     6,300,000       6,315,750
  7.75%, due 3/1/18             3,070,000       3,327,113
Tyson Foods, Inc.
  8.25%, due 10/1/11            1,185,000       1,238,325
  10.50%, due 3/1/14            7,735,000       9,146,637
                                           --------------
                                               49,472,466
                                           --------------

FOREST PRODUCTS & PAPER 2.4%
ABI Escrow Corp.
  10.25%, due 10/15/18 (a)      9,075,000       9,937,125
Bowater Canada Finance
  (Escrow Shares)
  9.375%, due 12/15/21
  (c)(e)(g)                     2,459,300         172,151
Clearwater Paper Corp.
  7.125%, due 11/1/18 (a)       2,870,000       2,963,275
X  Georgia-Pacific Corp.
  7.00%, due 1/15/15 (a)        1,092,000       1,132,950
  7.125%, due 1/15/17 (a)       1,231,000       1,311,015
  7.25%, due 6/1/28             4,180,000       4,524,850
  7.375%, due 12/1/25           1,310,000       1,414,800
  7.75%, due 11/15/29              64,000          72,240
  8.00%, due 1/15/24            3,469,000       3,963,333
  8.125%, due 5/15/11           7,670,000       7,919,275
  8.875%, due 5/15/31           6,895,000       8,480,850
Georgia-Pacific LLC
  9.50%, due 12/1/11              595,000         636,650
Weyerhaeuser Co.
  6.75%, due 3/15/12            2,100,000       2,218,526
  6.875%, due 12/15/33            495,000         464,434
                                           --------------
                                               45,211,474
                                           --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-171

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
HAND & MACHINE TOOLS 0.0%++
Baldor Electric Co.
  8.625%, due 2/15/17        $    750,000  $      840,000
                                           --------------


HEALTH CARE--PRODUCTS 1.0%
Alere, Inc.
  8.625%, due 10/1/18 (a)       2,155,000       2,187,325
Biomet, Inc.
  10.00%, due 10/15/17          4,835,000       5,282,237
  11.625%, due 10/15/17         4,310,000       4,762,550
Hanger Orthopedic Group,
  Inc.
  7.125%, due 11/15/18          5,590,000       5,576,025
                                           --------------
                                               17,808,137
                                           --------------

HEALTH CARE--SERVICES 3.8%
Alliance HealthCare
  Services, Inc.
  8.00%, due 12/1/16            3,740,000       3,450,150
American Renal Holdings
  8.375%, due 5/15/18 (a)       2,830,000       2,900,750
Capella Healthcare, Inc.
  9.25%, due 7/1/17 (a)         3,850,000       4,081,000
Centene Corp.
  7.25%, due 4/1/14             2,660,000       2,739,800
Community Health Systems,
  Inc.
  8.875%, due 7/15/15           6,105,000       6,410,250
DaVita, Inc.
  6.375%, due 11/1/18           3,010,000       2,994,950
  6.625%, due 11/1/20           1,896,000       1,877,040
Gentiva Health Services,
  Inc.
  11.50%, due 9/1/18            4,170,000       4,545,300
HCA Holdings, Inc.
  7.75%, due 5/15/21 (a)        2,570,000       2,570,000
X  HCA, Inc.
  5.75%, due 3/15/14            3,050,000       3,004,250
  6.30%, due 10/1/12            5,035,000       5,148,287
  6.75%, due 7/15/13            3,095,000       3,180,113
  7.19%, due 11/15/15              93,000          91,140
  7.875%, due 2/1/11            3,700,000       3,709,250
  8.50%, due 4/15/19            1,470,000       1,609,650
  9.00%, due 12/15/14             440,000         460,900
  9.125%, due 11/15/14            480,000         503,400
  9.875%, due 2/15/17           1,355,000       1,490,500
HealthSouth Corp.
  8.125%, due 2/15/20           3,090,000       3,321,750
MultiPlan, Inc.
  9.875%, due 9/1/18 (a)        7,760,000       8,245,000
Res-Care, Inc.
  10.75%, due 1/15/19 (a)       3,480,000       3,584,400
Select Medical Corp.
  7.625%, due 2/1/15            3,655,000       3,655,000
Vanguard Health Holding Co.
  II LLC/Vanguard Holding
  Co. II, Inc.
  8.00%, due 2/1/18             1,015,000       1,040,375
  8.00%, due 2/1/18 (a)           640,000         652,800
                                           --------------
                                               71,266,055
                                           --------------

HOLDING COMPANIES--DIVERSIFIED 0.5%
Leucadia National Corp.
  8.125%, due 9/15/15           4,480,000       4,883,200
Susser Holdings LLC/Susser
  Finance Corp.
  8.50%, due 5/15/16            4,640,000       4,976,400
                                           --------------
                                                9,859,600
                                           --------------

HOUSEHOLD PRODUCTS & WARES 1.3%
Central Garden and Pet Co.
  8.25%, due 3/1/18             4,785,000       4,844,812
Diversey, Inc.
  8.25%, due 11/15/19           1,500,000       1,627,500
Jarden Corp.
  6.125%, due 11/15/22          1,210,000       1,155,550
  7.50%, due 5/1/17             5,940,000       6,259,275
Prestige Brands, Inc.
  8.25%, due 4/1/18 (a)         3,560,000       3,684,600
Spectrum Brands, Inc.
  9.50%, due 6/15/18 (a)        6,505,000       7,147,369
                                           --------------
                                               24,719,106
                                           --------------

HOUSEWARES 0.4%
Libbey Glass, Inc.
  10.00%, due 2/15/15 (a)       6,175,000       6,638,125
                                           --------------


INSURANCE 1.9%
AIG SunAmerica Global
  Financing VI
  6.30%, due 5/10/11 (a)        2,690,000       2,730,350
X  Crum & Forster Holdings
  Corp.
  7.75%, due 5/1/17            15,470,000      16,088,800
HUB International Holdings,
  Inc.
  9.00%, due 12/15/14 (a)       5,165,000       5,229,563
Ironshore Holdings (US),
  Inc.
  8.50%, due 5/15/20 (a)        4,190,000       4,381,483
Lumbermens Mutual Casualty
  Co.
  8.45%, due 12/1/97
  (a)(c)(d)(e)                    555,000           5,550
  9.15%, due 7/1/26
  (a)(c)(d)(e)                 12,235,000         122,350
USI Holdings Corp.
  4.161%, due 11/15/14
  (a)(b)                          770,000         673,750
  9.75%, due 5/15/15 (a)        2,599,000       2,624,990
Willis North America, Inc.
  6.20%, due 3/28/17            2,430,000       2,496,956
                                           --------------
                                               34,353,792
                                           --------------



M-172    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
INTERNET 0.3%
Expedia, Inc.
  8.50%, due 7/1/16 (a)      $  4,795,000  $    5,250,525
                                           --------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES 0.6%
Janus Capital Group, Inc.
  6.125%, due 9/15/11           1,275,000       1,302,299
  6.50%, due 6/15/12              285,000         308,239
  6.95%, due 6/15/17            3,743,000       3,899,558
Pinafore LLC/Pinafore, Inc.
  9.00%, due 10/1/18 (a)        5,085,000       5,491,800
                                           --------------
                                               11,001,896
                                           --------------

IRON & STEEL 0.6%
Allegheny Ludlum Corp.
  6.95%, due 12/15/25           2,545,000       2,653,297
Allegheny Technologies,
  Inc.
  8.375%, due 12/15/11             85,000          88,486
  9.375%, due 6/1/19            2,600,000       3,037,440
Ryerson, Inc.
  7.662%, due 11/1/14 (b)       1,370,000       1,274,100
  12.00%, due 11/1/15           4,090,000       4,284,275
                                           --------------
                                               11,337,598
                                           --------------

LEISURE TIME 0.4%
Brunswick Corp.
  11.25%, due 11/1/16 (a)       1,760,000       2,094,400
Harley-Davidson Funding
  Corp.
  5.25%, due 12/15/12 (a)         255,000         267,045
  6.80%, due 6/15/18 (a)        2,795,000       2,944,150
Town Sports International
  Holdings, Inc.
  11.00%, due 2/1/14            2,610,000       2,583,900
                                           --------------
                                                7,889,495
                                           --------------

LODGING 0.9%
MGM Mirage, Inc.
  13.00%, due 11/15/13          1,825,000       2,158,062
San Pasqual Casino
  8.00%, due 9/15/13 (a)        1,815,000       1,817,269
Seminole Hard Rock
  Entertainment,
  Inc./Seminole Hard Rock
  International LLC
  2.802%, due 3/15/14
  (a)(b)                        3,760,000       3,440,400
Sheraton Holding Corp.
  7.375%, due 11/15/15          2,580,000       2,902,500
Starwood Hotels & Resorts
  Worldwide, Inc.
  6.25%, due 2/15/13            2,575,000       2,755,250
  7.875%, due 5/1/12            4,224,000       4,498,560
                                           --------------
                                               17,572,041
                                           --------------

MACHINERY--DIVERSIFIED 0.5%
Briggs & Stratton Corp.
  6.875%, due 12/15/20          3,660,000       3,733,200
  8.875%, due 3/15/11           4,965,000       5,064,300
                                           --------------
                                                8,797,500
                                           --------------

MEDIA 3.4%
CCO Holdings LLC / CCO
  Holdings Capital Corp.
  7.25%, due 10/30/17           1,245,000       1,263,675
  7.875%, due 4/30/18           1,585,000       1,640,475
Charter Communications
  Operating LLC
  8.00%, due 4/30/12 (a)       13,479,000      14,152,950
Charter Communications
  Operating LLC/Charter
  Communications Operating
  Capital
  10.875%, due 9/15/14 (a)        565,000         631,388
CSC Holdings, Inc.
  6.75%, due 4/15/12            2,155,000       2,238,506
  8.50%, due 4/15/14            6,575,000       7,224,281
HSN, Inc.
  11.25%, due 8/1/16            6,555,000       7,480,894
Morris Publishing Group LLC
  10.00%, due 9/1/14 (e)        2,267,721       2,205,359
Nielsen Finance LLC/Nielsen
  Finance Co.
  7.75%, due 10/15/18 (a)       7,060,000       7,307,100
ProQuest LLC/ProQuest Notes
  Co.
  9.00%, due 10/15/18 (a)       6,210,000       6,396,300
Rainbow National Services
  LLC
  8.75%, due 9/1/12 (a)         2,940,000       2,947,350
  10.375%, due 9/1/14 (a)       8,515,000       8,834,312
Ziff Davis Media, Inc.
  (Escrow Shares)
  8.788%, due 7/15/11
  (c)(e)(g)(h)                    935,355          20,391
                                           --------------
                                               62,342,981
                                           --------------

METAL FABRICATE & HARDWARE 0.5%
Mueller Water Products,
  Inc.
  7.375%, due 6/1/17            2,705,000       2,610,325
  8.75%, due 9/1/20             5,200,000       5,746,000
Neenah Foundry Co.
  15.00%, due 7/29/15 (e)       1,189,999       1,167,687
                                           --------------
                                                9,524,012
                                           --------------

MINING 0.5%
Freeport-McMoRan Copper &
  Gold, Inc.
  8.25%, due 4/1/15               613,000         645,949
  8.375%, due 4/1/17            7,105,000       7,859,906
                                           --------------
                                                8,505,855
                                           --------------

MISCELLANEOUS--MANUFACTURING 2.0%
Actuant Corp.
  6.875%, due 6/15/17           4,450,000       4,550,125


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-173

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (CONTINUED)
Amsted Industries, Inc.
  8.125%, due 3/15/18 (a)    $ 10,055,000  $   10,670,869
FGI Operating Co., Inc.
  10.25%, due 8/1/15            3,480,000       3,654,000
Koppers, Inc.
  7.875%, due 12/1/19           5,005,000       5,367,862
Polypore International,
  Inc.
  7.50%, due 11/15/17 (a)       4,610,000       4,702,200
SPX Corp.
  6.875%, due 9/1/17 (a)        4,285,000       4,552,812
  7.625%, due 12/15/14          4,095,000       4,453,313
                                           --------------
                                               37,951,181
                                           --------------

OFFICE FURNISHINGS 0.3%
Interface, Inc.
  7.625%, due 12/1/18 (a)       5,270,000       5,441,275
                                           --------------


OIL & GAS 9.1%
Anadarko Petroleum Corp.
  6.375%, due 9/15/17           3,189,000       3,473,800
Atlas Energy Operating Co.
  LLC/Atlas Energy Finance
  Corp.
  12.125%, due 8/1/17           2,580,000       3,263,700
Berry Petroleum Co.
  10.25%, due 6/1/14            3,915,000       4,492,462
BreitBurn Energy Partners,
  L.P.
  8.625%, due 10/15/20 (a)      5,465,000       5,492,325
Chaparral Energy, Inc.
  8.50%, due 12/1/15            6,330,000       6,440,775
Chesapeake Energy Corp.
  6.50%, due 8/15/17            9,615,000       9,663,075
  6.875%, due 8/15/18           2,565,000       2,603,475
Comstock Resources, Inc.
  6.875%, due 3/1/12            3,565,000       3,569,456
Concho Resources,
  Inc./Midland TX
  7.00%, due 1/15/21            5,485,000       5,622,125
Continental Resources, Inc.
  8.25%, due 10/1/19            3,620,000       4,018,200
Denbury Resources, Inc.
  7.50%, due 4/1/13             1,298,000       1,310,980
  7.50%, due 12/15/15           3,065,000       3,172,275
  8.25%, due 2/15/20            5,415,000       5,875,275
Forest Oil Corp.
  8.00%, due 12/15/11           3,885,000       4,059,825
  8.50%, due 2/15/14              410,000         447,925
Frontier Oil Corp.
  8.50%, due 9/15/16            2,230,000       2,374,950
Hilcorp Energy I,
  L.P./Hilcorp Finance Co.
  7.75%, due 11/1/15 (a)        7,600,000       7,847,000
  9.00%, due 6/1/16 (a)         2,895,000       3,061,463
Holly Corp.
  9.875%, due 6/15/17           4,550,000       4,959,500
KCS Energy, Inc.
  7.125%, due 4/1/12            6,575,000       6,591,437
Linn Energy LLC
  9.875%, due 7/1/18            3,685,000       4,035,075
Linn Energy LLC/Linn Energy
  Finance Corp.
  11.75%, due 5/15/17           3,820,000       4,373,900
Newfield Exploration Co.
  6.625%, due 9/1/14            6,425,000       6,553,500
  6.625%, due 4/15/16           5,060,000       5,199,150
Penn Virginia Corp.
  10.375%, due 6/15/16          2,400,000       2,676,000
PetroHawk Energy Corp.
  7.875%, due 6/1/15            1,725,000       1,796,156
  10.50%, due 8/1/14            3,615,000       4,121,100
Petroquest Energy, Inc.
  10.00%, due 9/1/17            8,075,000       8,458,562
Pioneer Drilling Co.
  9.875%, due 3/15/18           3,325,000       3,516,188
Plains Exploration &
  Production Co.
  7.75%, due 6/15/15            2,100,000       2,189,250
  10.00%, due 3/1/16            4,640,000       5,185,200
Pride International, Inc.
  6.875%, due 8/15/20           3,745,000       3,885,438
Range Resources Corp.
  7.50%, due 5/15/16              310,000         321,625
  8.00%, due 5/15/19            2,980,000       3,244,475
Rosetta Resources, Inc.
  9.50%, due 4/15/18            2,550,000       2,754,000
Stone Energy Corp.
  6.75%, due 12/15/14           4,640,000       4,524,000
  8.625%, due 2/1/17            2,400,000       2,436,000
W&T Offshore, Inc.
  8.25%, due 6/15/14 (a)        3,725,000       3,622,563
Whiting Petroleum Corp.
  6.50%, due 10/1/18            3,785,000       3,822,850
  7.00%, due 2/1/14             7,891,000       8,285,550
                                           --------------
                                              169,340,605
                                           --------------

OIL & GAS SERVICES 0.4%
American Petroleum Tankers
  LLC/AP Tankers Co.
  10.25%, due 5/1/15 (a)        3,555,000       3,679,425


M-174    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
OIL & GAS SERVICES (CONTINUED)
Complete Production
  Services, Inc.
  8.00%, due 12/15/16        $  3,815,000  $    3,948,525
                                           --------------
                                                7,627,950
                                           --------------

PACKAGING & CONTAINERS 1.6%
Ball Corp.
  6.75%, due 9/15/20            1,635,000       1,716,750
  7.125%, due 9/1/16            2,790,000       3,006,225
  7.375%, due 9/1/19            2,805,000       3,015,375
Greif, Inc.
  6.75%, due 2/1/17             3,324,000       3,473,580
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14            4,035,000       4,105,613
  7.375%, due 5/15/16           1,750,000       1,859,375
Plastipak Holdings, Inc.
  10.625%, due 8/15/19 (a)      8,948,000      10,055,314
Silgan Holdings, Inc.
  7.25%, due 8/15/16            2,295,000       2,444,175
                                           --------------
                                               29,676,407
                                           --------------

PHARMACEUTICALS 1.7%
BioScrip, Inc.
  10.25%, due 10/1/15           3,325,000       3,424,750
Catalent Pharma Solutions,
  Inc.
  9.50%, due 4/15/15 (h)        6,901,515       6,970,530
Lantheus Medical Imaging,
  Inc.
  9.75%, due 5/15/17 (a)        2,465,000       2,575,925
Mylan, Inc.
  7.625%, due 7/15/17 (a)       5,010,000       5,329,388
  7.875%, due 7/15/20 (a)       2,940,000       3,167,850
Quintiles Transnational
  Corp.
  9.50%, due 12/30/14
  (a)(h)                        4,740,000       4,858,500
Valeant Pharmaceuticals
  International
  6.75%, due 10/1/17 (a)        2,200,000       2,189,000
  7.00%, due 10/1/20 (a)        2,200,000       2,172,500
                                           --------------
                                               30,688,443
                                           --------------

PIPELINES 2.3%
ANR Pipeline Co.
  7.375%, due 2/15/24
  11.50%, beginning 11/1/11       395,000         482,128
  9.625%, due 11/1/21           7,515,000      10,544,665
Cedar Brakes II LLC
  9.875%, due 9/1/13 (a)        2,681,007       2,859,240
Copano Energy LLC
  8.125%, due 3/1/16            3,405,000       3,507,150
Copano Energy LLC/Copano
  Energy Finance Corp.
  7.75%, due 6/1/18             7,365,000       7,512,300
Crosstex Energy, L.P.
  /Crosstex Energy Finance
  Corp.
  8.875%, due 2/15/18           2,440,000       2,613,850
El Paso Natural Gas Co.
  7.50%, due 11/15/26           1,435,000       1,582,934
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  6.75%, due 11/1/20            3,530,000       3,530,000
  8.50%, due 7/15/16            6,065,000       6,398,575
Northwest Pipeline Corp.
  7.125%, due 12/1/25           2,195,000       2,680,117
                                           --------------
                                               41,710,959
                                           --------------

REAL ESTATE INVESTMENT TRUSTS 0.8%
Host Hotels & Resorts, Inc.
  6.00%, due 11/1/20 (a)          650,000         640,250
Host Hotels & Resorts, L.P.
  6.875%, due 11/1/14           2,145,000       2,209,350
Host Marriott, L.P.
  6.375%, due 3/15/15           2,675,000       2,715,125
  Series Q
  6.75%, due 6/1/16             9,400,000       9,599,750
                                           --------------
                                               15,164,475
                                           --------------

RETAIL 3.3%
AmeriGas Partners, L.P.
  7.25%, due 5/20/15            4,265,000       4,382,287
AmeriGas Partners,
  L.P./AmeriGas Eagle
  Finance Corp.
  7.125%, due 5/20/16             995,000       1,029,825
Asbury Automotive Group,
  Inc.
  7.625%, due 3/15/17             675,000         681,750
  8.375%, due 11/15/20 (a)      5,855,000       6,045,287
AutoNation, Inc.
  6.75%, due 4/15/18            5,495,000       5,673,587
DineEquity, Inc.
  9.50%, due 10/30/18 (a)       8,705,000       9,227,300
Dunkin Finance Corp.
  9.625%, due 12/1/18 (a)       2,860,000       2,888,600
J.C. Penney Corp., Inc.
  7.125%, due 11/15/23          4,215,000       4,351,988
Limited Brands, Inc.
  8.50%, due 6/15/19            1,555,000       1,776,588
Penske Auto Group, Inc.
  7.75%, due 12/15/16           7,629,000       7,781,580
Phillips-Van Heusen Corp.
  7.375%, due 5/15/20           2,540,000       2,698,750
QVC, Inc.
  7.125%, due 4/15/17 (a)       1,405,000       1,471,738
Roadhouse Financing, Inc.
  10.75%, due 10/15/17 (a)      1,230,000       1,328,400


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-175

                                PRINCIPAL
                                   AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
RETAIL (CONTINUED)
Sally Holdings LLC
  9.25%, due 11/15/14        $  4,990,000  $    5,239,500
Sonic Automotive, Inc.
  9.00%, due 3/15/18            5,640,000       5,936,100
                                           --------------
                                               60,513,280
                                           --------------

SEMICONDUCTORS 0.1%
Advanced Micro Devices,
  Inc.
  7.75%, due 8/1/20 (a)         2,410,000       2,500,375
                                           --------------


SOFTWARE 0.4%
Fidelity National
  Information Services,
  Inc.
  7.625%, due 7/15/17 (a)       3,245,000       3,415,363
  7.875%, due 7/15/20 (a)         955,000       1,009,913
SS&C Technologies, Inc.
  11.75%, due 12/1/13           3,513,000       3,627,172
                                           --------------
                                                8,052,448
                                           --------------

TELECOMMUNICATIONS 4.4%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29            6,580,000       5,198,200
CC Holdings GS V LLC/Crown
  Castle GS III Corp.
  7.75%, due 5/1/17 (a)         9,690,000      10,586,325
Clearwire Communications
  LLC/Clearwire Finance,
  Inc.
  12.00%, due 12/1/15 (a)       7,455,000       8,046,913
  12.00%, due 12/1/17 (a)       1,130,000       1,169,550
Crown Castle International
  Corp.
  7.125%, due 11/1/19           6,835,000       7,228,012
  9.00%, due 1/15/15              940,000       1,036,350
DigitalGlobe, Inc.
  10.50%, due 5/1/14            3,070,000       3,503,638
GCI, Inc.
  7.25%, due 2/15/14            5,550,000       5,619,375
  8.625%, due 11/15/19          4,835,000       5,233,887
GeoEye, Inc.
  9.625%, due 10/1/15           2,060,000       2,327,800
iPCS, Inc.
  2.412%, due 5/1/13 (b)          925,000         890,313
Lucent Technologies, Inc.
  6.50%, due 1/15/28            3,620,000       2,877,900
MetroPCS Wireless, Inc.
  6.625%, due 11/15/20          5,510,000       5,248,275
  7.875%, due 9/1/18            3,445,000       3,574,187
PAETEC Holding Corp.
  9.875%, due 12/1/18 (a)       3,423,000       3,517,133
Qwest Corp.
  7.50%, due 10/1/14            1,010,000       1,131,200
SBA Telecommunications,
  Inc.
  8.25%, due 8/15/19            3,905,000       4,266,212
Sprint Capital Corp.
  6.875%, due 11/15/28          5,655,000       4,948,125
Sprint Nextel Corp.
  8.375%, due 8/15/17           5,235,000       5,614,537
                                           --------------
                                               82,017,932
                                           --------------

TEXTILES 0.2%
INVISTA
  9.25%, due 5/1/12 (a)         3,126,000       3,180,705
                                           --------------


TRANSPORTATION 1.0%
AMGH Merger Sub, Inc.
  9.25%, due 11/1/18 (a)        3,065,000       3,218,250
KAR Holdings, Inc.
  4.287%, due 5/1/14 (b)        2,475,000       2,345,062
  8.75%, due 5/1/14             5,110,000       5,314,400
  10.00%, due 5/1/15            2,162,000       2,291,720
Syncreon Global Ireland,
  Ltd./Syncreon Global
  Finance US, Inc.
  9.50%, due 5/1/18 (a)         4,490,000       4,557,350
                                           --------------
                                               17,726,782
                                           --------------

TRUCKING & LEASING 0.2%
Greenbrier Cos., Inc.
  8.375%, due 5/15/15           3,540,000       3,584,250
                                           --------------
Total Corporate Bonds
  (Cost $1,377,162,520)                     1,457,288,423
                                           --------------


FOREIGN BOND 0.3%
---------------------------------------------------------

MEDIA 0.3%
Shaw Communications, Inc.
  7.50%, due 11/20/13         C$5,470,000       6,177,585
                                           --------------
Total Foreign Bond
  (Cost $4,364,092)                             6,177,585
                                           --------------


LOAN ASSIGNMENTS & PARTICIPATIONS 3.2% (I)
---------------------------------------------------------


AEROSPACE & DEFENSE 0.1%
DAE Aviation Holdings, Inc.
  Tranche B1 Term Loan
  4.04%, due 7/31/14         $  1,133,506       1,116,504
  Tranche B2 Term Loan
  4.04%, due 7/31/14            1,094,780       1,078,358
                                           --------------
                                                2,194,862
                                           --------------



M-176    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT           VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
AUTO MANUFACTURERS 0.5%
Ford Motor Co.
  Term Loan B1
  3.026%, due 12/15/13       $  8,358,764  $    8,318,082
                                           --------------


COMMERCIAL SERVICES 0.3%
Lender Processing Services,
  Inc.
  Term Loan A
  2.261%, due 7/2/13            1,904,833       1,881,023
Ocwen Financial Corp.
  Term Loan
  9.00%, due 7/28/15            3,828,679       3,828,679
                                           --------------
                                                5,709,702
                                           --------------

ELECTRIC 0.8%
Calpine Corp.
  1st Priority Term Loan
  3.145%, due 3/29/14             558,013         557,016
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B2
  3.764%, due 10/10/14         10,318,388       7,959,233
  Term Loan B3
  3.764%, due 10/10/14          6,543,268       5,039,062
                                           --------------
                                               13,555,311
                                           --------------

FOOD 0.1%
American Seafoods Group
  LLC/American Seafoods
  Finance, Inc.
  Term Loan B
  5.50%, due 5/2/15             2,352,738       2,354,697
                                           --------------


HEALTH CARE--SERVICES 0.7%
X  HCA, Inc.
  Term Loan A
  1.553%, due 11/16/12          1,662,753       1,636,253
  Term Loan B
  2.553%, due 11/18/13          6,419,543       6,349,731
Sun Healthcare Group, Inc.
  New Term Loan B
  8.00%, due 10/15/16           4,786,222       4,762,291
                                           --------------
                                               12,748,275
                                           --------------

MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/13
  (c)(d)(e)(g)                  1,848,560           4,991
                                           --------------


MEDIA 0.4%
Nielsen Finance LLC
  Class A Term Loan
  2.264%, due 8/9/13            7,623,276       7,521,177
                                           --------------


METAL FABRICATE & HARDWARE 0.3%
Neenah Corp.
  Exit Term Loan
  11.00%, due 1/2/15 (c)(e)     6,000,000       6,000,000
                                           --------------
Total Loan Assignments &
  Participations
  (Cost $62,856,572)                           58,407,097
                                           --------------


YANKEE BONDS 9.9% (J)
---------------------------------------------------------

CHEMICALS 1.2%
X  Nova Chemicals Corp.
  3.568%, due 11/15/13 (b)     10,200,000      10,021,500
  6.50%, due 1/15/12            7,500,000       7,781,250
  8.375%, due 11/1/16           3,835,000       4,084,275
                                           --------------
                                               21,887,025
                                           --------------

COMMERCIAL SERVICES 0.4%
National Money Mart Co.
  10.375%, due 12/15/16         6,565,000       7,090,200
                                           --------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
Smurfit Capital Funding PLC
  7.50%, due 11/20/25           8,295,000       7,652,137
                                           --------------


ENTERTAINMENT 0.3%
MU Finance PLC
  8.375%, due 2/1/17 (a)        6,325,000       6,427,781
                                           --------------


FOREST PRODUCTS & PAPER 0.2%
PE Paper Escrow GmbH
  12.00%, due 8/1/14 (a)        3,130,000       3,621,260
                                           --------------


HEALTH CARE--PRODUCTS 0.6%
DJO Finance LLC/DJO Finance
  Corp.
  9.75%, due 10/15/17 (a)       3,310,000       3,409,300
  10.875%, due 11/15/14         7,440,000       8,118,900
                                           --------------
                                               11,528,200
                                           --------------

INSURANCE 0.4%
Fairfax Financial Holdings,
  Ltd.
  7.375%, due 4/15/18           3,015,000       3,124,294
  7.75%, due 7/15/37              135,000         131,119
  8.30%, due 4/15/26            4,645,000       4,708,868
                                           --------------
                                                7,964,281
                                           --------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-177

                                PRINCIPAL
                                   AMOUNT           VALUE
YANKEE BONDS (CONTINUED)
LEISURE TIME 0.3%
Willis Group Holdings, Ltd.
  (Trinity Acquisition,
  Ltd.)
  12.875%, due 12/31/16
  (a)(c)(e)                  $  3,350,000  $    4,586,988
                                           --------------


MEDIA 1.6%
Quebecor Media, Inc.
  7.75%, due 3/15/16           10,879,000      11,232,567
X  Videotron Ltee
  6.375%, due 12/15/15          2,425,000       2,479,563
  6.875%, due 1/15/14           1,120,000       1,134,000
  9.125%, due 4/15/18          12,630,000      14,082,450
                                           --------------
                                               28,928,580
                                           --------------

MINING 0.4%
Novelis, Inc.
  8.375%, due 12/15/17 (a)      4,805,000       4,973,175
  8.75%, due 12/15/20 (a)       2,860,000       2,967,250
                                           --------------
                                                7,940,425
                                           --------------

OIL & GAS SERVICES 0.4%
Expro Finance Luxembourg
  SCA
  8.50%, due 12/15/16 (a)       8,560,000       8,174,800
                                           --------------


PHARMACEUTICALS 0.7%
ConvaTec Healthcare E S.A.
  10.50%, due 12/15/18 (a)      5,235,000       5,306,981
Warner Chilcott Co.
  LLC/Warner Chilcott
  Finance LLC
  7.75%, due 9/15/18 (a)        7,665,000       7,741,650
                                           --------------
                                               13,048,631
                                           --------------

TELECOMMUNICATIONS 2.9%
X  Intelsat Subsidiary
  Holding Co., Ltd.
  8.50%, due 1/15/13           17,635,000      17,657,044
  8.875%, due 1/15/15 (a)       6,110,000       6,247,475
  8.875%, due 1/15/15           1,415,000       1,453,913
Nortel Networks, Ltd.
  10.125%, due 7/15/13 (d)      1,065,000         899,925
  10.75%, due 7/15/16 (d)       1,540,000       1,301,300
Sable International
  Finance, Ltd.
  7.75%, due 2/15/17 (a)        6,430,000       6,799,725
Virgin Media Finance PLC
  8.375%, due 10/15/19          4,455,000       4,867,087
  9.50%, due 8/15/16            4,930,000       5,570,900
Virgin Media Secured
  Finance PLC
  6.50%, due 1/15/18            8,580,000       9,030,450
                                           --------------
                                               53,827,819
                                           --------------

TRANSPORTATION 0.1%
Kansas City Southern de
  Mexico S.A. de C.V.
  7.375%, due 6/1/14            1,380,000       1,442,100
                                           --------------
Total Yankee Bonds
  (Cost $173,587,649)                         184,120,227
                                           --------------
Total Long-Term Bonds
  (Cost $1,634,195,075)                     1,723,149,629
                                           --------------



                                   SHARES
COMMON STOCKS 0.2%
---------------------------------------------------------

BEVERAGES 0.0%++
Cott Corp.(g)                       5,200          46,852
                                           --------------


COMMERCIAL SERVICES 0.0%++
Quad/Graphics, Inc. (g)            13,423         553,833
                                           --------------


FOREST PRODUCTS & PAPER 0.1%
AbitibiBowater, Inc. (g)           37,796         894,631
                                           --------------


MEDIA 0.0%++
Adelphia Contingent Value
  Vehicle (c)(e)(g)             2,207,279          22,073
                                           --------------


METAL FABRICATE & HARDWARE 0.1%
Neenah Enterprises, Inc.
  (c)(e)(g)                       230,859       1,348,217
                                           --------------
Total Common Stocks
  (Cost $4,154,761)                             2,865,606
                                           --------------


PREFERRED STOCK 0.3%
---------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS 0.3%
Sovereign Real Estate
  Investment Corp.
  12.00% (a)(e)                     4,700       5,369,750
                                           --------------
Total Preferred Stock
  (Cost $6,397,287)                             5,369,750
                                           --------------


                                NUMBER OF
                                 WARRANTS
WARRANTS 0.0%++
---------------------------------------------------------

FOOD 0.0%++
ASG Corp.
  Expires 5/15/18 (e)(g)            3,370         421,250
                                           --------------




M-178    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                NUMBER OF
                                 WARRANTS           VALUE
WARRANTS (CONTINUED)
MEDIA 0.0%++
ION Media Networks, Inc.,
  Second Lien
  Expires 12/19/12
  (c)(e)(g)                           365  $            4
  Unsecured Certificates
  Expires 12/19/12
  (c)(e)(g)                           360               3
                                           --------------
                                                        7
                                           --------------
Total Warrants
  (Cost $1,099)                                   421,257
                                           --------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 4.8%
---------------------------------------------------------

REPURCHASE AGREEMENT 4.8%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $88,923,189
  (Collateralized by a
  United States Treasury
  Note with a rate of
  1.375% and a maturity
  date of 5/15/13, with a
  Principal Amount of
  $89,335,000 and a Market
  Value of $90,701,826)      $ 88,923,115      88,923,115
                                           --------------
Total Short-Term Investment
  (Cost $88,923,115)                           88,923,115
                                           --------------
Total Investments
  (Cost $1,733,671,337) (k)          98.2%  1,820,729,357
Other Assets, Less
  Liabilities                         1.8      32,430,541
                             ------------  --------------



Net Assets                          100.0% $1,853,159,898
                             ============  ==============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Floating rate--Rate shown is the rate in
     effect at December 31, 2010.
(c)  Fair valued security. The total market
     value of these securities at December 31,
     2010 is $19,672,653, which represents
     1.1% of the Portfolio's net assets.
(d)  Issue in default.
(e)  Illiquid security.  The total market
     value of these securities at December 31,
     2010 is $28,813,361, which represents
     1.6% of the Portfolio's net assets.
(f)  Restricted security.
(g)  Non-income producing security.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically
     re-determined at a margin above the
     London InterBank Offered Rate ("LIBOR")
     or other short-term rates. The rate shown
     is the rate(s) in effect at December 31,
     2010. Floating Rate Loans are generally
     considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(k)  At December 31, 2010, cost is
     $1,735,998,491 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation     $108,065,781
Gross unrealized depreciation      (23,334,915)
                                  ------------
Net unrealized appreciation       $ 84,730,866
                                  ============



The following abbreviation is used in the above portfolio:

C$--Canadian Dollar


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-179

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                      QUOTED
                                                      PRICES
                                                   IN ACTIVE     SIGNIFICANT
                                                 MARKETS FOR           OTHER   SIGNIFICANT
                                                   IDENTICAL      OBSERVABLE  UNOBSERVABLE
                                                      ASSETS          INPUTS        INPUTS
 DESCRIPTION                                       (LEVEL 1)       (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Long-Term Bonds
  Convertible Bonds (b)                           $       --  $   17,155,207   $     1,090  $   17,156,297
  Corporate Bonds (c)                                     --   1,449,579,136     7,709,287   1,457,288,423
  Foreign Bond                                            --       6,177,585            --       6,177,585
  Loan Assignments & Participations (d)                   --      52,402,106     6,004,991      58,407,097
  Yankee Bonds (e)                                        --     179,533,239     4,586,988     184,120,227
                                                  ----------  --------------   -----------  --------------
Total Long-Term Bonds                                     --   1,704,847,273    18,302,356   1,723,149,629
                                                  ----------  --------------   -----------  --------------
Common Stocks (f)                                  1,495,316              --     1,370,290       2,865,606
Preferred Stock                                    5,369,750              --            --       5,369,750
Warrants (g)                                         421,250              --             7         421,257
Short-Term Investment
  Repurchase Agreement                                    --      88,923,115            --      88,923,115
                                                  ----------  --------------   -----------  --------------
Total Investments in Securities                   $7,286,316  $1,793,770,388   $19,672,653  $1,820,729,357
                                                  ==========  ==============   ===========  ==============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $1,090 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c) The level 3 securities valued at $24,219, $4,022, $625,024, $419,830,
    $6,315,750, $172,151, $127,900 and $20,391 are held in Airlines, Auto Parts
    & Equipment, Commercial Services, Entertainment, Food, Forest Products & Paper, Insurance and Media, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d) The level 3 securities valued at $4,991 and $6,000,000 are held in Machinery and Metal, Fabricate & Hardware, respectively, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e) The level 3 security valued at $4,586,988 is held in Leisure Time within the Yankee Bonds section of the Portfolio of Investments.

(f) The level 3 securities valued at $22,073 and $1,348,217 are held in Media and Metal, Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(g) The level 3 security valued at $7 is held in Media within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)


M-180    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                     BALANCE
                                       AS OF     ACCRUED
                                DECEMBER 31,   DISCOUNTS     REALIZED
 INVESTMENTS IN SECURITIES              2009  (PREMIUMS)  GAIN (LOSS)
Long-Term Bonds
  Convertible Bonds
     Internet                     $    1,090   $      --    $      --
  Corporate Bonds
     Airlines                             --          --           --
     Auto Parts & Equipment               --          --           --
     Commercial Services             625,024          --           --
     Entertainment                   412,585      15,566       16,708
     Food                                 --          --           --
     Forest Products & Paper              --          --           --
     Insurance                            --          --           --
     Media                           275,699       4,904     (519,986)
  Loan Assignments &
     Participations
     Machinery                       246,534    (613,381)     (53,641)
     Metal, Fabricate &
       Hardware                           --          --           --
  Yankee Bonds
     Leisure Time                  4,557,203          --           --
  Common Stocks
     Machinery                         1,720          --           --
     Media                            22,073          --           --
     Metal, Fabricate &
       Hardware                           --          --           --
  Preferred Stock
     Machinery                            21          --           --
  Warrants
     Media                                --          --           --
                                  ----------   ---------    ---------
Total                             $6,141,949   $(592,911)   $(556,919)
                                  ==========   =========    =========

                                                                                                                       CHANGE IN
                                                                                                                      UNREALIZED
                                                                                                                    APPRECIATION
                                                                                                                  (DEPRECIATION)
                                                                                                                            FROM
                                     CHANGE IN                                                           BALANCE     INVESTMENTS
                                    UNREALIZED                                TRANSFERS  TRANSFERS         AS OF   STILL HELD AT
                                  APPRECIATION                                    IN TO     OUT OF  DECEMBER 31,    DECEMBER 31,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)    PURCHASES      SALES          LEVEL 3    LEVEL 3          2010        2010 (A)
Long-Term Bonds
  Convertible Bonds
     Internet                      $        --  $        --  $      --  $            --   $     --   $     1,090     $        --
  Corporate Bonds
     Airlines                       (2,503,778)          --         --        2,527,997         --        24,219      (2,503,778)
     Auto Parts & Equipment              4,022           --         --               --         --         4,022           4,022
     Commercial Services                    --           --         --               --         --       625,024              --
     Entertainment                      62,856           --    (87,885)              --         --       419,830          44,409
     Food                              110,250    6,205,500         --               --         --     6,315,750         110,250
     Forest Products & Paper           172,151           --         --               --         --       172,151         172,151
     Insurance                      (2,522,941)          --         --        2,650,841         --       127,900      (2,522,941)
     Media                             543,605       63,772   (347,603)              --         --        20,391        (242,196)
  Loan Assignments &
     Participations
     Machinery                         430,557       38,850    (43,928)              --         --         4,991         338,830
     Metal, Fabricate &
       Hardware                             --    6,000,000         --               --         --     6,000,000              --
  Yankee Bonds
     Leisure Time                       29,785           --         --               --         --     4,586,988          29,785
  Common Stocks
     Machinery                          (1,720)          --         --               --         --            --              --
     Media                                  --           --         --               --         --        22,073              --
     Metal, Fabricate &
       Hardware                       (607,159)   1,955,376         --               --         --     1,348,217        (607,159)
  Preferred Stock
     Machinery                             (21)          --         --               --         --            --              --
  Warrants
     Media                              (1,092)       1,099         --               --         --             7          (1,092)
                                   -----------  -----------  ---------  ---------------   --------   -----------     -----------
Total                              $(4,283,485) $14,264,597  $(479,416)      $5,178,838        $--   $19,672,653     $(5,177,719)
                                   ===========  ===========  =========  ===============   ========   ===========     ===========



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-181

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $1,733,671,337)   $1,820,729,357
Cash denominated in foreign
  currencies
  (identified cost $751,709)                825,413
Receivables:
  Dividends and interest                 30,749,249
  Fund shares sold                        1,605,759
  Investment securities sold                971,251
                                     --------------
     Total assets                     1,854,881,029
                                     --------------

LIABILITIES
---------------------------------------------------
Unrealized depreciation on unfunded
  commitments                                60,000
Due to custodian                              1,352
Payables:
  Manager (See Note 3)                      872,232
  Fund shares redeemed                      320,117
  NYLIFE Distributors (See Note 3)          235,146
  Shareholder communication                 124,980
  Professional fees                          95,082
  Custodian                                   6,034
  Directors                                   4,244
Accrued expenses                              1,944
                                     --------------
     Total liabilities                    1,721,131
                                     --------------
Net assets                           $1,853,159,898
                                     ==============

NET ASSETS CONSIST OF
---------------------------------------------------
Capital stock (par value of $.01
  per share) 700 million shares
  authorized                         $    1,940,287
Additional paid-in capital            1,845,305,955
                                     --------------
                                      1,847,246,242
Undistributed net investment income     117,517,343
Accumulated net realized loss on
  investments and foreign currency
  transactions                         (198,676,198)
Net unrealized appreciation on
  investments                            87,058,020
Net unrealized depreciation on
  unfunded commitments                      (60,000)
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies          74,491
                                     --------------
Net assets                           $1,853,159,898
                                     ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  729,070,990
                                     ==============
Shares of capital stock outstanding      76,015,479
                                     ==============
Net asset value per share
  outstanding                        $         9.59
                                     ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $1,124,088,908
                                     ==============
Shares of capital stock outstanding     118,013,209
                                     ==============
Net asset value per share
  outstanding                        $         9.53
                                     ==============





M-182    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Interest                            $134,742,348
  Dividends                                689,933
                                      ------------
     Total income                      135,432,281
                                      ------------
EXPENSES
  Manager (See Note 3)                   9,487,573
  Distribution and service--Service
     Class (See Note 3)                  2,444,380
  Shareholder communication                381,948
  Professional fees                        301,270
  Custodian                                 77,990
  Directors                                 56,977
  Miscellaneous                             61,730
                                      ------------
     Total expenses                     12,811,868
                                      ------------
Net investment income                  122,620,413
                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------
Net realized gain on:
  Security transactions                  4,608,126
  Foreign currency transactions              6,203
                                      ------------
Net realized gain on investments and
  foreign currency transactions          4,614,329
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                        71,962,426
  Translation of other assets and
     liabilities in foreign
     currencies                             42,706
                                      ------------
Net change in unrealized
  appreciation (depreciation) on
  investments, unfunded commitments
  and foreign currency translations     72,005,132
                                      ------------
Net realized and unrealized gain on
  investments, unfunded commitments
  and foreign currency transactions     76,619,461
                                      ------------
Net increase in net assets resulting
  from operations                     $199,239,874
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-183

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010            2009
INCREASE IN NET ASSETS
-----------------------------------------------------------
Operations:
 Net investment income       $  122,620,413  $  100,701,891
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                    4,614,329     (89,004,096)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments and foreign
  currency translations          72,005,132     423,718,858
                             ------------------------------
 Net increase in net
  assets resulting from
  operations                    199,239,874     435,416,653
                             ------------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class               (41,531,735)    (47,978,241)
    Service Class               (59,612,582)    (53,876,110)
                             ------------------------------
 Total dividends to
  shareholders                 (101,144,317)   (101,854,351)
                             ------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        323,356,249     312,411,274
 Net asset value of shares
  issued to shareholders
  in reinvestment of
  dividends                     101,144,317     101,854,351
 Cost of shares redeemed       (229,600,507)   (125,228,237)
                             ------------------------------
    Increase in net assets
     derived from capital
     share transactions         194,900,059     289,037,388
                             ------------------------------
    Net increase in net
     assets                     292,995,616     622,599,690
NET ASSETS
-----------------------------------------------------------
Beginning of year             1,560,164,282     937,564,592
                             ------------------------------
End of year                  $1,853,159,898  $1,560,164,282
                             ==============================
Undistributed net
 investment income at end
 of year                     $  117,517,343  $   98,842,153
                             ==============================





M-184    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-185

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $   9.03        $   6.79        $  10.08        $  10.55        $   9.59
                                     --------        --------        --------        --------        --------
Net investment income (a)                0.70            0.67            0.76            0.80            0.72
Net realized and unrealized gain
  (loss) on investments                  0.43            2.22           (3.16)          (0.55)           0.44
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           0.00 ++         0.00 ++        (0.00)++        (0.00)++        (0.00)++
                                     --------        --------        --------        --------        --------
Total from investment operations         1.13            2.89           (2.40)           0.25            1.16
                                     --------        --------        --------        --------        --------
Less dividends:
  From net investment income            (0.57)          (0.65)          (0.89)          (0.72)          (0.20)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $   9.59        $   9.03        $   6.79        $  10.08        $  10.55
                                     ========        ========        ========        ========        ========
Total investment return                 12.67%          42.82%         (24.11%)          2.31%          12.04%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  7.40%           8.23%           8.20%           7.53%           7.20%
  Net expenses                           0.61%           0.62%           0.59%           0.55%           0.56%
Portfolio turnover rate                    45%             43%             24%             45%             48%
Net assets at end of year (in
  000's)                             $729,071        $700,295        $506,827        $866,747        $969,910



++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.




M-186    MainStay VP High Yield Corporate Bond Portfolio        The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            SERVICE CLASS
      ----------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
         2010               2009              2008              2007              2006

      $     8.98          $   6.76          $  10.03          $  10.51          $   9.56
      ----------          --------          --------          --------          --------
            0.67              0.65              0.73              0.77              0.69
            0.44              2.21             (3.14)            (0.55)             0.44

            0.00 ++           0.00 ++          (0.00)++          (0.00)++          (0.00)++


      ----------          --------          --------          --------          --------
            1.11              2.86             (2.41)             0.22              1.13
      ----------          --------          --------          --------          --------

           (0.56)            (0.64)            (0.86)            (0.70)            (0.18)
      ----------          --------          --------          --------          --------
      $     9.53          $   8.98          $   6.76          $  10.03          $  10.51
      ==========          ========          ========          ========          ========
           12.39%            42.47%           (24.30%)            2.05%            11.76%

            7.16%             7.90%             7.99%             7.28%             6.95%
            0.86%             0.87%             0.84%             0.80%             0.81%
              45%               43%               24%               45%               48%
      $1,124,089          $859,870          $430,738          $603,312          $509,917




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-187

MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                         MAINSTAY VP         MAINSTAY VP
                         ICAP SELECT         ICAP SELECT
                      EQUITY PORTFOLIO    EQUITY PORTFOLIO    S&P 500(R)     S&P 500(R)
                        INITIAL CLASS       SERVICE CLASS        INDEX      VALUE INDEX
                      ----------------    ----------------    ----------    -----------
12/31/00                    10000               10000            10000         10000
                             9549                9526             8811          8829
                             7367                7330             6864          6988
                             9425                9356             8833          9209
                            10497               10394             9794         10656
                            11068               10935            10275         11276
                            13204               13013            11898         13621
                            14110               13871            12552         13893
                             8806                8636             7908          8444
                            11395               11147            10001         10232
12/31/10                    13460               13134            11507         11777




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        18.12%        3.99%          3.02%         0.82%
-----------------------------------------------------------------------------
Service Class Shares(3)     17.82         3.73           2.76          1.07
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                             ONE      FIVE     TEN
                                                                 YEAR     YEARS    YEARS
S&P 500(R) Index(4)                                             15.06%    2.29%    1.41%
----------------------------------------------------------------------------------------
S&P 500(R) Value Index(4)                                       15.10     0.87     1.65
----------------------------------------------------------------------------------------
Average Lipper Variable Products Large-Cap Core Portfolio(5)    13.45     1.75     1.41
----------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 3.01% for Initial Class shares and 2.76% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-188    MainStay VP ICAP Select Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,222.80        $4.54          $1,021.10         $4.13
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,221.30        $5.93          $1,019.90         $5.40
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.81% for Initial Class and 1.06% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-189

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)


Oil, Gas & Consumable Fuels             14.8%
Pharmaceuticals                         13.8
Beverages                               10.9
Insurance                                7.1
Capital Markets                          7.0
Commercial Banks                         6.3
Wireless Telecommunication Services      4.0
Software                                 3.9
Aerospace & Defense                      3.8
Media                                    3.7
Auto Components                          3.4
Metals & Mining                          3.3
Specialty Retail                         3.3
Communications Equipment                 2.7
Chemicals                                2.4
Health Care Equipment & Supplies         2.4
Semiconductors & Semiconductor
  Equipment                              2.4
IT Services                              1.6
Food & Staples Retailing                 1.0
Short-Term Investment                    2.2
Other Assets, Less Liabilities          -0.0++
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page M-193 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  PepsiCo, Inc.
    2.  ConocoPhillips
    3.  Pfizer, Inc.
    4.  Occidental Petroleum Corp.
    5.  Merck & Co., Inc.
    6.  Sanofi-Aventis, Sponsored ADR
    7.  Vodafone Group PLC, Sponsored ADR
    8.  Microsoft Corp.
    9.  Marathon Oil Corp.
   10.  Coca-Cola Co. (The)






M-190    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Jerold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Portfolio's Subadvisor.

HOW DID MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP ICAP Select Equity Portfolio returned 18.12% for Initial Class shares and 17.82% for Service Class shares. Both share classes outperformed the 13.45% return of the average Lipper(1) Variable Products Large-Cap Core Portfolio and the 15.06% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

Stock selection in the industrials, energy and materials sectors added to the Portfolio's performance relative to the S&P 500(R) Index. On the other hand, stock selection in the health care and information technology sectors detracted from the Portfolio's relative performance. An overweight position in the health care sector also detracted from the Portfolio's performance relative to the S&P 500(R) Index.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

During the reporting period, the sectors that contributed most strongly to the Portfolio's performance relative to the S&P 500(R) Index were industrials, energy and financials. Stock selection was the primary driver in each case, as the Portfolio's holdings outperformed those of the Index.

The sectors that detracted the most from the Portfolio's performance relative to the S&P 500(R) Index were health care, infor-mation technology and consumer discretionary. Stock selection was the primary driver in these cases as well.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

On an absolute basis, the stocks that made the greatest positive contributions to the Portfolio's return during the reporting period included integrated oil and gas producer Conoco-Phillips, diversified manufacturing firm Honeywell International and engine and power systems manufacturer Cummins.
ConocoPhillips outperformed as the company's efforts to divest underperforming assets and improve returns began to pay off. Honeywell also showed strong performance. The company has improved its business mix and profit outlook by focusing on market segments with higher return potential and moving away from areas that are more cyclical or commoditized. Cummins benefitted as the recovering economy unleashed pent-up demand for the company's diesel engines, both domestically and in emerging markets. ConocoPhillips and Honeywell remained in the Portfolio at the end of the reporting period. Cummins was sold because it achieved our price target.

Detractors from performance included networking equipment provider Cisco Systems, diversified pharmaceutical firm Sanofi-Aventis and computers & peripherals company Hewlett-Packard. Cisco Systems underperformed when its sales and growth outlook disappointed investors. We sold the Portfolio's position in the stock during the reporting period. We also sold the Portfolio's position in Hewlett-Packard when the departure of the company's chief executive officer raised questions about HP's ability to continue to improve margins and growth through cost-cutting and restructuring. Sanofi-Aventis remained in the Portfolio at the end of the reporting period because we still believed that the stock was attractive.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During a period characterized by ongoing, if somewhat restrained, economic recovery, the stock market remained volatile but continued to rebound overall. In this environment, we continued to look for stocks that had both attractive valu-ations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added integrated oil firm ConocoPhillips to the Portfolio. We believed that the stock was attractively valued and that management was focused on improving returns by divesting underperforming assets, cutting costs and capital expenditures, and then using free cash to reduce debt and repurchase shares. We also added insurance carrier Aflac on the belief that the company's investment portfolio performance and its sales in Japan were likely to exceed expectations. In addition, we bought Microsoft, the world's largest software company, as we believed that the rapid adoption of its new operating system, Windows 7, and other applications during a potentially large spending cycle for new enterprise technology should enhance earnings power.

During 2010, we sold the Portfolio's positions in diversified financial services firm JPMorgan Chase, mining and construction equipment manufacturer Caterpillar and semiconductor manufacturer Intel. All three positions were eliminated when we found other stocks that we believed had greater upside potential and were more attractive on a relative-valuation basis.


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-191

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, the Portfolio increased its sector weightings relative to the S&P 500(R) Index in consumer staples and energy. In both cases, the Portfolio moved from an under-weight position at the beginning of the reporting period to an overweight position at the end of December 2010.

The Portfolio substantially decreased its relative sector weighting in the industrials sector during the reporting period, moving from overweight to underweight as the Portfolio sold or trimmed several stocks in the sector. The Portfolio also reduced its exposure to the information technology sector, which was already underweight relative to the S&P 500(R) Index when the reporting period began.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio's most substantially overweight positions relative to the S&P 500(R) Index were in the health care and financials sectors. As of the same date, the Portfolio's most substantially underweight positions were in information technology and industrials. This positioning reflected our view on the prospects for the economy and the relative attractiveness of the individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP ICAP Select Equity Portfolio on this page and the preceding pages has not been audited.


M-192    MainStay VP ICAP Select Equity Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                  SHARES           VALUE
COMMON STOCKS 97.8%+
--------------------------------------------------------

AEROSPACE & DEFENSE 3.8%
Honeywell International,
  Inc.                           866,250  $   46,049,850
                                          --------------


AUTO COMPONENTS 3.4%
Johnson Controls, Inc.         1,070,850      40,906,470
                                          --------------


BEVERAGES 10.9%
X  Coca-Cola Co. (The)           712,700      46,874,279
Molson Coors Brewing Co.
  Class B                        295,700      14,841,183
X  PepsiCo, Inc.               1,080,300      70,575,999
                                          --------------
                                             132,291,461
                                          --------------

CAPITAL MARKETS 7.0%
BlackRock, Inc.                  134,050      25,547,249
Charles Schwab Corp. (The)       968,750      16,575,312
Goldman Sachs Group, Inc.
  (The)                          255,400      42,948,064
                                          --------------
                                              85,070,625
                                          --------------

CHEMICALS 2.4%
Monsanto Co.                     422,050      29,391,562
                                          --------------


COMMERCIAL BANKS 6.3%
BB&T Corp.                     1,112,900      29,258,141
Wells Fargo & Co.              1,508,600      46,751,514
                                          --------------
                                              76,009,655
                                          --------------

COMMUNICATIONS EQUIPMENT 2.7%
QUALCOMM, Inc.                   672,000      33,257,280
                                          --------------


FOOD & STAPLES RETAILING 1.0%
CVS Caremark Corp.               348,900      12,131,253
                                          --------------


HEALTH CARE EQUIPMENT & SUPPLIES 2.4%
Covidien PLC                     633,450      28,923,327
                                          --------------


INSURANCE 7.1%
Aflac, Inc.                      578,550      32,647,576
Aon Corp.                        573,750      26,398,238
MetLife, Inc.                    604,050      26,843,982
                                          --------------
                                              85,889,796
                                          --------------

IT SERVICES 1.6%
Accenture PLC Class A            398,850      19,340,237
                                          --------------


MEDIA 3.7%
Viacom, Inc. Class B           1,135,050      44,959,330
                                          --------------


METALS & MINING 3.3%
Newmont Mining Corp.             642,300      39,456,489
                                          --------------


OIL, GAS & CONSUMABLE FUELS 14.8%
X  ConocoPhillips              1,008,300      68,665,230
X  Marathon Oil Corp.          1,275,400      47,228,062
X  Occidental Petroleum
  Corp.                          645,584      63,331,790
                                          --------------
                                             179,225,082
                                          --------------

PHARMACEUTICALS 13.8%
X  Merck & Co., Inc.           1,501,140      54,101,086
X  Pfizer, Inc.                3,703,550      64,849,160
X  Sanofi-Aventis,
  Sponsored ADR (a)            1,517,250      48,900,968
                                          --------------
                                             167,851,214
                                          --------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Texas Instruments, Inc.          912,683      29,662,198
                                          --------------


SOFTWARE 3.9%
X  Microsoft Corp.             1,697,400      47,391,408
                                          --------------


SPECIALTY RETAIL 3.3%
Lowe's Cos., Inc.              1,602,400      40,188,192
                                          --------------


WIRELESS TELECOMMUNICATION SERVICES 4.0%
X  Vodafone Group PLC,
  Sponsored ADR (a)            1,818,650      48,066,919
                                          --------------
Total Common Stocks
  (Cost $1,008,734,540)                    1,186,062,348
                                          --------------




+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-193

                               PRINCIPAL
                                  AMOUNT           VALUE
SHORT-TERM INVESTMENT 2.2%
--------------------------------------------------------

REPURCHASE AGREEMENT 2.2%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $26,471,855
  (Collateralized by a
  United States
  Treasury Note with a rate
  of 1.375% and a maturity
  date of 5/15/13, with a
  Principal Amount of
  $26,595,000 and a Market
  Value of $27,001,904)      $26,471,833  $   26,471,833
                                          --------------
Total Short-Term Investment
  (Cost $26,471,833)                          26,471,833
                                          --------------
Total Investments
  (Cost $1,035,206,373) (b)        100.0%  1,212,534,181
Other Assets, Less
  Liabilities                       (0.0)++      (14,145)
                             -----------  --------------

Net Assets                         100.0% $1,212,520,036
                             ===========  ==============





++   Less than one-tenth of a percent.
(a)  ADR--American Depositary Receipt.
(b)  At December 31, 2010, cost is
     $1,049,488,343 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation     $184,868,671
Gross unrealized depreciation      (21,822,833)
                                  ------------
Net unrealized appreciation       $163,045,838
                                  ============





The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)           TOTAL
Investments in Securities (a)
Common Stocks                                    $1,186,062,348  $        --      $     --  $1,186,062,348
Short-Term Investment
  Repurchase Agreement                                       --   26,471,833            --      26,471,833
                                                 --------------  -----------      --------  --------------
Total Investments in Securities                  $1,186,062,348  $26,471,833           $--  $1,212,534,181
                                                 ==============  ===========      ========  ==============





(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


M-194    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $1,035,206,373)   $1,212,534,181
Receivables:
  Investment securities sold              2,420,967
  Dividends and interest                  2,330,361
  Fund shares sold                          235,360
                                     --------------
     Total assets                     1,217,520,869
                                     --------------

LIABILITIES
---------------------------------------------------
Payables:
  Investment securities purchased         3,614,815
  Manager (See Note 3)                      768,920
  Fund shares redeemed                      367,441
  NYLIFE Distributors (See Note 3)          100,236
  Shareholder communication                  77,822
  Professional fees                          65,860
  Directors                                   2,652
  Custodian                                   2,031
Accrued expenses                              1,056
                                     --------------
     Total liabilities                    5,000,833
                                     --------------
Net assets                           $1,212,520,036
                                     ==============

NET ASSETS CONSIST OF
---------------------------------------------------
Capital stock (par value of $.01
  per share) 400 million shares
  authorized                         $      970,452
Additional paid-in capital            1,331,117,377
                                     --------------
                                      1,332,087,829
Undistributed net investment income      15,244,920
Accumulated net realized loss on
  investments                          (312,140,521)
Net unrealized appreciation on
  investments                           177,327,808
                                     --------------
Net assets                           $1,212,520,036
                                     ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $  731,165,465
                                     ==============
Shares of capital stock outstanding      58,317,769
                                     ==============
Net asset value per share
  outstanding                        $        12.54
                                     ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  481,354,571
                                     ==============
Shares of capital stock outstanding      38,727,428
                                     ==============
Net asset value per share
  outstanding                        $        12.43
                                     ==============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-195

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Dividends (a)                       $ 25,341,182
  Interest                                   3,221
                                      ------------
     Total income                       25,344,403
                                      ------------
EXPENSES
  Manager (See Note 3)                   8,469,883
  Distribution and service--Service
     Class (See Note 3)                  1,068,154
  Shareholder communication                275,397
  Professional fees                        183,590
  Directors                                 37,543
  Custodian                                 27,982
  Miscellaneous                             40,096
                                      ------------
     Total expenses                     10,102,645
                                      ------------
Net investment income                   15,241,758
                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------
Net realized gain on investments       117,931,686
Net change in unrealized
  appreciation (depreciation) on
  investments                           54,510,774
                                      ------------
Net realized and unrealized gain on
  investments                          172,442,460
                                      ------------
Net increase in net assets resulting
  from operations                     $187,684,218
                                      ============




(a) Dividends recorded net of foreign withholding taxes in the amount of $434,242.


M-196    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010            2009
INCREASE IN NET ASSETS
-----------------------------------------------------------
Operations:
 Net investment income       $   15,241,758  $    8,859,542
 Net realized gain (loss)
  on investments                117,931,686    (153,422,397)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    54,510,774     326,482,871
                             ------------------------------
 Net increase in net
  assets resulting from
  operations                    187,684,218     181,920,016
                             ------------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                (5,721,985)     (8,840,272)
    Service Class                (3,140,351)     (3,870,673)
                             ------------------------------
 Total dividends to
  shareholders                   (8,862,336)    (12,710,945)
                             ------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         95,405,163      58,794,455
 Net asset value of shares
  issued in connection
  with the acquisition of
  VP Mid Cap Value
  Portfolio (See Note 12)                --     283,971,931
 Net asset value of shares
  issued to shareholders
  in reinvestment of
  dividends                       8,862,336      12,710,945
 Cost of shares redeemed       (158,248,716)    (91,976,204)
                             ------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions               (53,981,217)    263,501,127
                             ------------------------------
    Net increase in net
     assets                     124,840,665     432,710,198
NET ASSETS
-----------------------------------------------------------
Beginning of year             1,087,679,371     654,969,173
                             ------------------------------
End of year                  $1,212,520,036  $1,087,679,371
                             ==============================
Undistributed net
 investment income at end
 of year                     $   15,244,920  $    8,862,331
                             ==============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-197

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  10.70        $   8.41        $  14.22        $  13.75        $  11.61
                                     --------        --------        --------        --------        --------
Net investment income                    0.18            0.11            0.05            0.11            0.19 (a)
Net realized and unrealized gain
  (loss) on investments                  1.76            2.36           (5.38)           0.87            2.04
                                     --------        --------        --------        --------        --------
Total from investment operations         1.94            2.47           (5.33)           0.98            2.23
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.10)          (0.18)          (0.06)          (0.07)          (0.03)
  From net realized gain on
     investments                           --              --           (0.42)          (0.44)          (0.06)
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.10)          (0.18)          (0.48)          (0.51)          (0.09)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  12.54        $  10.70        $   8.41        $  14.22        $  13.75
                                     ========        ========        ========        ========        ========
Total investment return                 18.12%          29.41%         (37.59%)          6.86%          19.31%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.46%           1.32%           1.98%           1.45%           1.50%
  Net expenses                           0.81%           0.80%           0.78%           0.80%           0.88%#
  Expenses (before
     waiver/reimbursement)               0.81%           0.82%           0.83%           0.85%           0.94%#
Portfolio turnover rate                    57%             85%            152%            117%            130%
Net assets at end of year (in
  000's)                             $731,165        $686,907        $456,377        $250,237        $137,191



# Includes fees paid indirectly which amounted to less than one-hundredth and 0.01% of a percent of the average net assets for the year ended December 31, 2006.
(a)  Per share data based on average shares outstanding during the period.




M-198    MainStay VP ICAP Select Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          SERVICE CLASS
      -------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
      -------------------------------------------------------------------------------------
        2010              2009              2008              2007              2006

      $  10.62          $   8.36          $  14.14          $  13.71          $ 11.59
      --------          --------          --------          --------          -------
          0.13              0.07              0.12              0.03             0.15 (a)
          1.76              2.35             (5.43)             0.90             2.05
      --------          --------          --------          --------          -------
          1.89              2.42             (5.31)             0.93             2.20
      --------          --------          --------          --------          -------

         (0.08)            (0.16)            (0.05)            (0.06)           (0.02)
            --                --             (0.42)            (0.44)           (0.06)
      --------          --------          --------          --------          -------
         (0.08)            (0.16)            (0.47)            (0.50)           (0.08)
      --------          --------          --------          --------          -------
      $  12.43          $  10.62          $   8.36          $  14.14          $ 13.71
      ========          ========          ========          ========          =======
         17.82%            29.09%           (37.75%)            6.59%           19.00%

          1.21%             1.04%             1.71%             1.18%            1.23%
          1.06%             1.05%             1.03%             1.05%            1.13%#
          1.06%             1.07%             1.08%             1.10%            1.19%#
            57%               85%              152%              117%             130%
      $481,355          $400,773          $198,592          $158,831          $46,349




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-199

MAINSTAY VP INCOME BUILDER PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                         MAINSTAY VP          MAINSTAY VP
                        INCOME BUILDER       INCOME BUILDER
                      PORTFOLIO INITIAL    PORTFOLIO SERVICE    MSCI WORLD    RUSSELL 1000(R)     INCOME BUILDER
                            CLASS                CLASS             INDEX           INDEX         COMPOSITE INDEX
                      -----------------    -----------------    ----------    ---------------    ---------------
12/31/00                    10000                10000             10000           10000              10000
12/31/01                     8931                 8909              8318            8755               9549
12/31/02                     7452                 7415              6664            6859               9036
12/31/03                     8918                 8852              8870            8910              10664
12/31/04                     9486                 9393             10175            9926              11678
12/31/05                    10102                 9974             11141           10548              12380
12/31/06                    11062                10894             13376           12178              13868
12/31/07                    11893                11683             14585           12882              14997
12/31/08                     8691                 8517              8647            8039              11962
12/31/09                    10735                10493             11240           10324              14118
12/31/10                    12323                12015             12562           11986              15492
                      BARCLAYS CAPITAL
                       U.S. AGGREGATE
                         BOND INDEX
                      ----------------
12/31/00                    10000
12/31/01                    10844
12/31/02                    11957
12/31/03                    12447
12/31/04                    12987
12/31/05                    13303
12/31/06                    13879
12/31/07                    14846
12/31/08                    15624
12/31/09                    16551
12/31/10                    17633




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        14.79%        4.05%          2.11%         0.71%
-----------------------------------------------------------------------------
Service Class Shares(3)     14.51         3.79           1.85          0.96
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                                                    ONE     FIVE      TEN
                                                                                        YEAR    YEARS    YEARS
MSCI World Index(4)                                                                   11.76%    2.43%    2.31%
--------------------------------------------------------------------------------------------------------------
Russell 1000(R) Index(4)                                                              16.10     2.59     1.83
--------------------------------------------------------------------------------------------------------------
Income Builder Composite Index(4)                                                      9.73     4.59     4.47
--------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(4)                                          6.54     5.80     5.84
--------------------------------------------------------------------------------------------------------------
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio(5)    13.14     3.53     3.04
--------------------------------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.09% for Initial Class shares and 1.83% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-200    MainStay VP Income Builder Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INCOME BUILDER PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,180.50        $3.46          $1,022.00         $3.21
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,179.00        $4.83          $1,020.80         $4.48
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                mainstayinvestments.com    M-201

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(COMPOSITION PIE CHART)

Common Stocks                                   47.80
Corporate Bonds                                 21.20
Convertible Bonds                                8.20
Short-Term Investment                            6.70
Loan Assignments & Participations                3.20
Asset-Backed Securities                          3.00
U.S. Government & Federal Agencies               2.50
Convertible Preferred Stocks                     2.10
Yankee Bonds                                     1.50
Foreign Bonds                                    1.20
Mortgage-Backed Securities                       1.20
Other Assets, Less Liabilities                   0.80
Futures Contracts Long                           0.50
Foreign Government Bonds                         0.10
Warrants                                         0.00




See Portfolio of Investments beginning on page M-207 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  United States Treasury Bonds, 3.875%-4.375%, due
        11/15/39-8/15/40
    2.  Clear Channel Communications, Inc., 5.50%-6.875%, due
        12/15/16-6/15/18
    3.  MGM Mirage, Inc., 7.50%, due 6/1/16
    4.  Swisscom A.G.
    5.  K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16
    6.  Northern Rock Asset Management PLC, 9.375%, due 10/17/21
    7.  Nestle S.A. Registered
    8.  Linn Energy LLC, 8.625%, due 4/15/20
    9.  CenturyTel, Inc.
   10.  Energy Future Intermediate Holding Co. LLC/EFIH Finance,
        Inc., 10.00%, due 12/1/20






M-202    MainStay VP Income Builder Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by William W. Priest, CFA, Eric Sappenfield and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc. ("Epoch") the Portfolio's Co-Subadvisor and Louis N. Cohen, Gary Goodenough, Dan Roberts, Michael Kimble and Taylor Wagensen of MacKay Shields LLC ("MacKay Shields"), the Portfolio's Co-Subadvisor.

HOW DID THE MAINSTAY VP INCOME BUILDER PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Income Builder Portfolio returned 14.79% for Initial Class shares and 14.51% for Service Class shares. Over the same period, both share classes outperformed the 13.14% return of the average Lipper(1) Variable Products Mixed-Asset Target Allocation Growth Portfolio, the 11.76% return of the MSCI World Index,(1 )the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index(1) and the 9.73% return of the Income Builder Composite Index.(1) Both share classes underperformed the 16.10% return of the Russell 1000(R) Index(1) for the 12 months ended December 31, 2010. The MSCI World Index is the Portfolio's broad-based securities-market index. The Barclays Capital U.S. Aggregate Bond Index is a secondary benchmark for the Portfolio.

DURING THE REPORTING PERIOD, HOW WAS THE PORTFOLIO MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

During the reporting period, co-Subadvisor Epoch did not use any derivatives. To increase the Portfolio's equity exposure and sensitivity, however, co-Subadvisor MacKay Shields added equity futures to the Portfolio, which had a positive impact on the Portfolio's overall performance.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

The equity portion of the Portfolio outperformed the MSCI World Index during the reporting period because of favorable stock selection in a number of sectors, including utilities, information technology, consumer staples, telecommunication services and materials.

Returns in the equity portion of the Portfolio were slightly hampered by sector allocation. Although the equity portion of the Portfolio was helped by a significantly underweight position in financials, this was offset primarily by a large overweight position in utilities, which slightly underperformed during 2010.

At the country level, strong stock selection and a slightly overweight position in the United States helped relative per-formance in the equity portion of the Portfolio. Additionally, investing in one particular company in Taiwan, HTC Corp., also contributed to the Portfolio's outperformance.

IN THE EQUITY PORTION OF THE PORTFOLIO, WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO RELATIVE PERFORMANCE AND WHICH WERE THE WEAKEST?

In the equity portion of the Portfolio, the strongest sector contributor relative to the MSCI World Index was information technology, which benefited from strong stock selection. Financials made the second-strongest contribution to relative performance. In financials, the equity portion of the Portfolio benefited from a significantly underweight position in a sector that performed poorly and from positive stock selection. Consumer staples was also a strong contributor, benefiting from positive stock selection and a slightly overweight position in a sector that performed well.

In the equity portion of the Portfolio, the weakest sector contributor to the Portfolio's relative performance was consumer discretionary. Although consumer discretionary was among the top-performing sectors in the MSCI World Index, consumer discretionary holdings in the equity portion of the Portfolio trailed those of the benchmark. Poor stock selection and a slightly underweight position in industrials contributed to underperformance in that sector. Poor stock selection in the energy sector also detracted from relative performance in the equity portion of the Portfolio.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE ABSOLUTE PERFORMANCE OF THE EQUITY PORTION OF THE PORTFOLIO AND WHICH STOCKS DETRACTED THE MOST.

During 2010, the stocks that made the strongest contributions to absolute performance in the equity portion of the Portfolio included Taiwan-based smart phone maker HTC Corp., which rose on increased market penetration of its Android phones in the United States and other wireless markets. CenturyLink, a telecommunication services provider based in the United States, was also a strong contributor. The company reported solid results from the successful integration of Embarq Corp. and from progress on the acquisition of Qwest Corp. BCE Inc. provides a full range of communication services to residential and business customers in Canada. The company's stock rose strongly as the company reported continued good results and improved its dividend payout.

The worst detractor from absolute performance in the equity portion of the Portfolio was global oil and gas drilling contractor Diamond Offshore Drilling. The company had a negative total return during the reporting period because of softer rig revenue and the impact of the Gulf of Mexico drilling moratorium on expected cash flows. Another detractor was Spanish financial group Banco Santander, which was hurt by Europe's sovereign debt crisis and growing economic stress in Spain. Spanish telecommunication services provider Telefonica S.A. was also a weak contributor. The company was affected by the sovereign debt issues in Europe.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-203

DID THE EQUITY PORTION OF THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, the equity portion of the Portfolio purchased Rueckversicherungs-Gesellschaft, one of the world's largest insurance companies. The company has a solid capital base and we feel that it has strong opportunities to grow cash flows. We also purchased a position in Daimler A.G., one of the world's largest automotive groups. The company has exposure to higher-end consumers in developed economies, and in our opinion, it has strong growth opportunities in several developing markets, including China. Taiwan-based smart phone maker HTC Corp. was another new purchase in the equity portion of the Portfolio. As previously noted, the stock rose on increased market penetration of its Android phones in the United States and other wireless markets.

As the reporting period progressed, we viewed it as increasingly likely that Canadian Oil Sands Ltd. would allocate future free cash flow to capital expenditures rather than dividends. Consequently, we sold the Portfolio's equity position in the company. We also eliminated the Portfolio's position in international oil and gas company BP after the Gulf of Mexico disaster put the company's dividend at risk. Our decision to sell the stock was affirmed as management ultimately canceled the dividend. We sold the Portfolio's position in OGE Energy Corp., which provides energy and energy services to the south central United States. We eliminated the position as the stock reached our price target.

HOW DID THE PORTFOLIO'S EQUITY SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

The equity portion of the Portfolio increased its allocation to information technology during the reporting period but remained significantly underweight relative to the MSCI World Index. We added to the Portfolio's telecommunication services position and remained significantly overweight in the sector. Although we added to consumer discretionary holdings, the equity portion of the Portfolio remained slightly underweight in the sector.

We decreased the Portfolio's equity allocation to utilities but remained significantly overweight relative to the benchmark. During the reporting period, we reduced the Portfolio's equity position in the energy sector from market-neutral to underweight. In addition, we slightly reduced the Portfolio's equity allocation to consumer staples.

HOW WAS THE EQUITY PORTION OF THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the equity portion of the Portfolio was significantly overweight relative to the MSCI World Index in telecommunication services, utilities and consumer staples. As of the same date, the equity portion of the Portfolio was signif-icantly underweight relative to the benchmark in financials, infor-mation technology and materials.

WHAT FACTORS AFFECTED THE RELATIVE PERFORMANCE OF THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

We believe that the performance the fixed-income portion of the Portfolio relative to the Barclays Capital U.S. Aggregate Bond Index(1) resulted from our efforts to increase the beta(2) of the Portfolio prior to the beginning of the reporting period. We achieved this by increasing exposure to lower-quality fixed-income issues, by holding bonds that were less defensive in nature and by increasing exposure to cyclicals and the financial sector, specifically banking. To increase our weighting in high yield we decreased the Portfolio's positions in Treasurys and mortgage-backed securities.

WHAT WAS THE PORTFOLIO'S DURATION(3) STRATEGY DURING THE REPORTING PERIOD?

The duration of the fixed-income portion of the Portfolio was in line with the duration of the Barclays Capital U.S. Aggregate Bond Index toward the beginning of the reporting period, but we shortened duration by the end of the reporting period and may continue to reduce duration as inflation becomes more of a concern. Throughout the reporting period the Portfolio had a significant and increasing allocation to high-yield bonds, which tend to have shorter durations. In addition, these securities tend to have a low correlation to Treasurys and thus have a lower sensitivity to interest rates.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FIXED-INCOME PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

During the reporting period, the high-yield market substantially outperformed the Barclay's Capital U.S. Aggregate Bond Index, the Portfolio's fixed-income benchmark. Throughout the reporting period the Portfolio had a significant allocation to high-yield securities, and this position was the biggest contributor to the Portfolio's fixed-income performance. The Portfolio's overweight position in convertible bonds also had a positive impact on performance.

The continued efforts of global central banks to keep rates low pushed investors to increase their risk appetite to pursue higher yields. As a result, investors who typically limit themselves to investment-grade securities reached for yield by focusing on corporate bonds, both within and outside the investment-grade universe.



2. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.


M-204    MainStay VP Income Builder Portfolio

High-yield spreads(4) relative to Treasurys tightened during 2010. Supply and demand were both strong, with new issuance at a historically high level and inflows into retail mutual funds con-tinuing at a record pace. As predicted by Moody's Investors Service, defaults continued to decline. Most experts agree there are no longer any serious questions about whether the global economy has begun to recover, and the idea of a "double dip recession" has lost momentum.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PERFORMANCE OF THE FIXED-INCOME PORTION OF THE PORTFOLIO AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

During the reporting period, high-yield corporate debt was the biggest contributor to absolute performance in the fixed-income portion of the Portfolio. The financials sector was a leading performer in both the high-yield and investment-grade corporate bond markets. Our overweight position relative to the Barclay's Capital U.S. Aggregate Bond Index in financials was the largest positive contributor to relative performance in the fixed-income portion of the Portfolio. As banks around the world continued to report good results (albeit with slower growth rates and some concerns with new capital requirements under the Basel III accords),(5) we continued to see value in the financials sector and the fixed-income portion of the Portfolio remained overweight relative to the benchmark in the sector at the end of December 2010.

The Portfolio's positions in the auto industry have also been strong performers. Automakers have seen a recovery in their market. General Motors has reorganized through bankruptcy, and Ford has experienced a significant operational rebound. At the end of 2009, Ford Motor reported its first annual profit in four years, and the company's bonds were recently upgraded.

The rally in the high-yield corporate bond market continued to be led by lower-quality credits. As a result, our positions in higher-quality credits, though positive contributors during the reporting period, generally underperformed on a relative basis. Consistent with this theme, sectors such as energy, which are considered to be more defensive, were laggards during the reporting period.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT FIXED-INCOME PURCHASES OR SALES DURING THE REPORTING PERIOD?

The largest sector increase in the fixed-income portion of the Portfolio was in high-yield corporate bonds. Significant purchases within the high-yield asset class included Ford Motor, Freescale Semiconductor and American International Group
(AIG). We swapped part of our holdings in Ford Motor for a convertible bond from the same company that we felt represented a better risk-reward opportunity. We purchased AIG as part of our effort to increase exposure to the financials sector. Freescale Semiconductor benefited from the cyclical recovery during the period.

The largest allocation decrease in the fixed-income portion of the Portfolio was in mortgages. Although the Portfolio increased high-yield exposure overall, some of the significant sales in that sector included mining company Teck Resources, automaker Ford Motor and lodging company Harrah's. We sold our position in Teck Resources when the company's debt was upgraded to investment-grade status and began trading at very tight spreads. We sold part of our position in Ford Motor bonds to swap into other bonds within the company that we believed represented a better risk-reward opportunity. The Harrah's sale was due to relative value concerns.

HOW DID THE PORTFOLIO'S FIXED-INCOME SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Portfolio's holdings in high-yield bonds and floating-rate notes and decreased the Portfolio's exposure to Treasury securities, mortgages, investment-grade corporate bonds and agencies. With a positive expectation for the economy and evidence that fundamentals were improving, we increased our exposure to cyclical names within the Portfolio's credit positions. Auto-related companies received a substantial lift from the economy's revival and financials realized gains from the steep yield curve(6) and improving economy.

We decreased holdings in the fixed-income portion of the Portfolio in the metals & mining, health services and support services sectors. We reduced the Portfolio's holdings in these defensive sectors to increase the beta of the fixed-income portion of the Portfolio.

HOW WAS THE FIXED-INCOME PORTION OF PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio's largest overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index were in high-yield bonds, floating-rate notes and convertibles. We favored cyclical sectors because we had favorable expectations for the economy and the high-yield market in general. We also favored financials--specifically banks--in light of the governmental support that they had received and the steepness of the yield curve, which is conducive to earnings for these companies.


4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5. The Basel III accords seek to strengthen global capital and liquidity regulations with the goal of promoting a stronger banking sector.
6. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

                                                mainstayinvestments.com    M-205

As of December 31, 2010, the fixed-income portion of the Portfolio was underweight in securities that have higher interest-rate sensitivity, such as Treasurys and mortgage-backed securities.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Income Builder Portfolio on this page and the preceding pages has not been audited.


M-206    MainStay VP Income Builder Portfolio

PORTFOLIO OF INVESTMENTS(+++) DECEMBER 31, 2010


                                 PRINCIPAL
                                    AMOUNT         VALUE
LONG-TERM BONDS 42.1%+
ASSET-BACKED SECURITIES 3.0%
--------------------------------------------------------

AIRLINES 0.5%
Northwest Airlines, Inc.
  Series 2007-1, Class A
  7.027%, due 11/1/19          $ 1,498,487  $  1,528,456
                                            ------------


HOME EQUITY 2.2%
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-3, Class A3
  5.61%, due 11/25/36 (a)           93,549        93,959
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (a)          232,928       235,187
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2007-AHL2, Class
  A3A
  0.331%, due 5/25/37 (b)        1,071,383       874,150
GSAA Home Equity Trust
  Series 2006-14, Class A1
  0.311%, due 9/25/36 (b)        3,340,846     1,643,753
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class AF1
  0.361%, due 3/25/47 (b)          740,923       549,326
Master Asset Backed
  Securities Trust
  Series 2006-HE4, Class A1
  0.311%, due 11/25/36 (b)         405,149       181,462
Merrill Lynch Mortgage
  Investors Trust
  Series 2007-MLN1, Class
  A2A
  0.371%, due 3/25/37 (b)        2,334,132     1,622,558
Soundview Home Equity Loan
  Trust
  Series 2006-EQ2, Class A2
  0.371%, due 1/25/37 (b)        1,233,664     1,093,558
                                            ------------
                                               6,293,953
                                            ------------

STUDENT LOANS 0.3%
Keycorp Student Loan Trust
  Series 2000-A, Class A2
  0.608%, due 5/25/29 (b)          863,153       740,287
                                            ------------
Total Asset-Backed
  Securities
  (Cost $8,420,248)                            8,562,696
                                            ------------


CONVERTIBLE BONDS 8.2%
--------------------------------------------------------

AEROSPACE & DEFENSE 0.4%
L-3 Communications Corp.
  3.00%, due 8/1/35                534,000       538,005
Triumph Group, Inc.
  2.625%, due 10/1/26              352,000       590,040
                                            ------------
                                               1,128,045
                                            ------------

AUTO PARTS & EQUIPMENT 0.5%
ArvinMeritor, Inc.
  4.00%, due 2/15/27               560,000       616,700
BorgWarner, Inc.
  3.50%, due 4/15/12               321,000       719,441
                                            ------------
                                               1,336,141
                                            ------------

BIOTECHNOLOGY 0.2%
Life Technologies Corp.
  1.50%, due 2/15/24               475,000       575,938
                                            ------------


COAL 0.2%
Peabody Energy Corp.
  4.75%, due 12/15/66              460,000       597,425
                                            ------------


COMPUTERS 0.5%
EMC Corp.
  1.75%, due 12/1/13               675,000     1,020,093
SanDisk Corp.
  1.50%, due 8/15/17               361,000       409,284
                                            ------------
                                               1,429,377
                                            ------------

ELECTRONICS 0.2%
TTM Technologies, Inc.
  3.25%, due 5/15/15               547,000       657,084
                                            ------------


HEALTH CARE--SERVICES 0.4%
Fisher Scientific
  International, Inc.
  3.25%, due 3/1/24                687,000       962,659
                                            ------------


IRON & STEEL 1.1%
Allegheny Technologies, Inc.
  4.25%, due 6/1/14                877,000     1,327,559
ArcelorMittal
  5.00%, due 5/15/14               393,000       569,850
Steel Dynamics, Inc.
  5.125%, due 6/15/14              470,000       598,075
United States Steel Corp.
  4.00%, due 5/15/14               356,000       692,420
                                            ------------
                                               3,187,904
                                            ------------

MINING 0.4%
Newmont Mining Corp.
  1.25%, due 7/15/14               854,000     1,228,692
                                            ------------


MISCELLANEOUS--MANUFACTURING 1.1%
Danaher Corp.
  (zero coupon), due 1/22/21     1,034,000     1,421,750
Ingersoll-Rand Co.
  4.50%, due 4/15/12               245,000       651,087


+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings or issuers held, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-207

                                 PRINCIPAL
                                    AMOUNT         VALUE
CONVERTIBLE BONDS (CONTINUED)
MISCELLANEOUS--MANUFACTURING (CONTINUED)
Textron, Inc.
  4.50%, due 5/1/13            $   469,000  $    893,445
                                            ------------
                                               2,966,282
                                            ------------

OIL & GAS 0.4%
Chesapeake Energy Corp.
  2.50%, due 5/15/37               506,000       454,135
St. Mary Land & Exploration
  Co.
  3.50%, due 4/1/27                509,000       622,253
                                            ------------
                                               1,076,388
                                            ------------

OIL & GAS SERVICES 0.9%
Cameron International Corp.
  2.50%, due 6/15/26             1,070,000     1,559,525
Core Laboratories, L.P.
  0.25%, due 10/31/11              444,000       866,910
                                            ------------
                                               2,426,435
                                            ------------

PHARMACEUTICALS 0.8%
ALZA Corp.
  (zero coupon), due 7/28/20     1,113,000       986,396
Teva Pharmaceutical Finance
  Co. B.V.
  Series D
  1.75%, due 2/1/26              1,166,000     1,284,058
                                            ------------
                                               2,270,454
                                            ------------

REAL ESTATE INVESTMENT TRUSTS 0.1%
SL Green Operating
  Partnership, L.P.
  3.00%, due 10/15/17 (c)          217,000       222,696
                                            ------------


RETAIL 0.2%
Costco Wholesale Corp.
  (zero coupon), due 8/19/17       373,000       613,119
                                            ------------


SEMICONDUCTORS 0.6%
Intel Corp.
  3.25%, due 8/1/39 (c)            456,000       548,910
Microchip Technology, Inc.
  2.125%, due 12/15/37             489,000       600,859
ON Semiconductor Corp.
  2.625%, due 12/15/26             529,000       622,236
                                            ------------
                                               1,772,005
                                            ------------

SOFTWARE 0.2%
SYNNEX Corp.
  4.00%, due 5/15/18 (c)           452,000       557,655
                                            ------------
Total Convertible Bonds
  (Cost $20,061,626)                          23,008,299
                                            ------------


CORPORATE BONDS 21.2%
--------------------------------------------------------

AEROSPACE & DEFENSE 0.5%
BAE Systems Holdings, Inc.
  5.20%, due 8/15/15 (c)         1,325,000     1,413,074
                                            ------------


AGRICULTURE 0.1%
Lorillard Tobacco Co.
  8.125%, due 6/23/19              165,000       183,600
                                            ------------


AIRLINES 1.6%
Continental Airlines, Inc.
  Series A
  7.25%, due 11/10/19              437,569       487,889
  7.875%, due 1/2/20             1,206,022     1,181,902
Delta Air Lines, Inc.
  12.25%, due 3/15/15 (c)        1,860,000     2,097,150
U.S. Airways 2010-1 Class A
  Pass Through Trust
  Series A
  6.25%, due 4/22/23               750,000       746,250
                                            ------------
                                               4,513,191
                                            ------------

AUTO MANUFACTURERS 0.2%
Ford Motor Co.
  6.625%, due 10/1/28              500,000       483,750
                                            ------------


BANKS 1.8%
AgriBank FCB
  9.125%, due 7/15/19              200,000       237,516
BAC Capital Trust VI
  5.625%, due 3/8/35               800,000       677,460
Bank of America Corp.
  6.50%, due 8/1/16                 50,000        54,255
  8.00%, due 12/29/49 (b)        1,000,000     1,007,800
CIT Group, Inc.
  7.00%, due 5/1/14                281,000       283,810
  7.00%, due 5/1/16                319,000       320,196
Citigroup, Inc.
  8.50%, due 5/22/19               102,500       127,247
JPMorgan Chase & Co.
  7.90%, due 4/29/49 (b)         1,300,000     1,381,887
Wells Fargo & Co.
  7.98%, due 3/29/49 (b)           800,000       844,000
                                            ------------
                                               4,934,171
                                            ------------

BIOTECHNOLOGY 0.5%
Amgen, Inc.
  5.85%, due 6/1/17              1,250,000     1,426,872
                                            ------------




M-208    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
BUILDING MATERIALS 1.2%
Boise Cascade LLC
  7.125%, due 10/15/14         $   860,000  $    840,650
USG Corp.
  6.30%, due 11/15/16            2,265,000     1,981,875
  9.75%, due 1/15/18               545,000       528,650
                                            ------------
                                               3,351,175
                                            ------------

CHEMICALS 0.1%
Dow Chemical Co. (The)
  8.55%, due 5/15/19               240,000       300,779
                                            ------------


COMMERCIAL SERVICES 0.9%
Avis Budget Car Rental LLC
  7.625%, due 5/15/14              208,000       213,200
  9.625%, due 3/15/18            1,010,000     1,088,275
Hertz Corp. (The)
  7.375%, due 1/15/21 (c)          300,000       303,000
Quebecor World, Inc.
  (Litigation Recovery
  Trust--Escrow Shares)
  9.75%, due 1/15/49
  (c)(d)(e)(f)                      70,000         3,640
United Rentals North
  America, Inc.
  9.25%, due 12/15/19              745,000       828,812
                                            ------------
                                               2,436,927
                                            ------------

COMPUTERS 0.1%
Unisys Corp.
  14.25%, due 9/15/15 (c)          280,000       333,900
                                            ------------


DIVERSIFIED FINANCIAL SERVICES 0.4%
Alterra Finance LLC
  6.25%, due 9/30/20                75,000        74,466
GE Capital Trust II
  5.50%, due 9/15/67 (b)       E   410,000       478,050
General Electric Capital
  Corp.
  6.50%, due 9/15/67 (b)       L   490,000       705,898
                                            ------------
                                               1,258,414
                                            ------------

ELECTRIC 0.9%
X  Energy Future
  Intermediate Holding Co.
  LLC/EFIH Finance, Inc.
  10.00%, due 12/1/20          $ 2,479,000     2,556,526
                                            ------------


ENTERTAINMENT 0.3%
Mohegan Tribal Gaming
  Authority
  6.125%, due 2/15/13              945,000       784,350
                                            ------------


ENVIRONMENTAL CONTROLS 0.2%
EnergySolutions,
  Inc./EnergySolutions LLC
  10.75%, due 8/15/18 (c)          600,000       654,750
                                            ------------


FINANCE--CONSUMER LOANS 0.4%
American General Finance
  Corp.
  6.90%, due 12/15/17            1,350,000     1,090,125
                                            ------------


FINANCE--CREDIT CARD 0.2%
American Express Co.
  6.80%, due 9/1/66 (b)            700,000       693,000
                                            ------------


FINANCE--OTHER SERVICES 0.3%
Cantor Fitzgerald, L.P.
  7.875%, due 10/15/19 (c)         800,000       823,858
                                            ------------


FOOD 0.2%
Smithfield Foods, Inc.
  7.75%, due 7/1/17                500,000       520,000
                                            ------------


FOREST PRODUCTS & PAPER 0.2%
Boise Paper Holdings
  LLC/Boise
  Co-Issuer Co.
  8.00%, due 4/1/20                600,000       642,000
                                            ------------


HEALTH CARE--PRODUCTS 0.1%
Bausch & Lomb, Inc.
  9.875%, due 11/1/15              250,000       267,500
                                            ------------


HEALTH CARE--SERVICES 0.0%++
CIGNA Corp.
  4.375%, due 12/15/20             135,000       131,782
                                            ------------


HOME BUILDERS 1.4%
X  K Hovnanian Enterprises,
  Inc.
  10.625%, due 10/15/16          2,670,000     2,736,750
MDC Holdings, Inc.
  5.625%, due 2/1/20             1,100,000     1,084,996
                                            ------------
                                               3,821,746
                                            ------------

INSURANCE 2.6%
Allstate Corp. (The)
  6.50%, due 5/15/67 (b)         1,725,000     1,729,313
Hartford Financial Services
  Group, Inc. (The)
  6.10%, due 10/1/41             1,725,000     1,629,135
Hartford Life, Inc.
  7.65%, due 6/15/27               245,000       255,028
Liberty Mutual Group, Inc.
  7.80%, due 3/7/87 (c)          1,195,000     1,177,075


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-209

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
INSURANCE (CONTINUED)
Pacific Life Insurance Co.
  7.90%, due 12/30/23 (c)      $ 1,000,000  $  1,121,231
Progressive Corp. (The)
  6.70%, due 6/15/67 (b)         1,450,000     1,489,875
                                            ------------
                                               7,401,657
                                            ------------

LODGING 1.1%
X  MGM Mirage, Inc.
  7.50%, due 6/1/16              3,470,000     3,244,450
                                            ------------


MEDIA 2.3%
Cequel Communications
  Holdings/LLC and Cequel
  Capital Corp.
  8.625%, due 11/15/17 (c)       1,475,000     1,541,375
X  Clear Channel
  Communications, Inc.
  5.50%, due 12/15/16            4,390,000     2,853,500
  6.875%, due 6/15/18            1,010,000       628,725
Comcast Corp.
  5.70%, due 7/1/19                800,000       874,606
Morris Publishing Group LLC
  10.00%, due 9/1/14 (d)            15,220        14,801
NBC Universal, Inc.
  5.15%, due 4/30/20 (c)            55,000        57,014
Time Warner Cable, Inc.
  8.25%, due 2/14/14               200,000       232,152
Time Warner, Inc.
  7.70%, due 5/1/32                115,000       140,379
Ziff Davis Media, Inc.
  (Escrow Shares)
  8.788%, due 7/15/11
  (b)(d)(f)(g)                      10,669           233
                                            ------------
                                               6,342,785
                                            ------------

MINING 0.4%
Alcoa, Inc.
  5.90%, due 2/1/27                440,000       429,286
Century Aluminum Co.
  8.00%, due 5/15/14               606,000       637,057
                                            ------------
                                               1,066,343
                                            ------------

MISCELLANEOUS--MANUFACTURING 0.5%
Amsted Industries, Inc.
  8.125%, due 3/15/18 (c)        1,400,000     1,485,750
                                            ------------


OFFICE EQUIPMENT/SUPPLIES 0.1%
Xerox Corp.
  8.25%, due 5/15/14               270,000       315,163
                                            ------------


OIL & GAS 1.7%
ConocoPhillips
  6.50%, due 2/1/39              1,000,000     1,189,103
X  Linn Energy LLC
  8.625%, due 4/15/20 (c)        2,405,000     2,591,388
Nabors Industries, Inc.
  5.00%, due 9/15/20 (c)         1,000,000       970,043
Pemex Project Funding Master
  Trust
  6.625%, due 6/15/35               75,000        76,312
                                            ------------
                                               4,826,846
                                            ------------

OIL & GAS SERVICES 0.2%
Basic Energy Services, Inc.
  7.125%, due 4/15/16              500,000       485,000
                                            ------------


PIPELINES 0.4%
NGPL Pipeco LLC
  7.119%, due 12/15/17 (c)         390,000       426,963
ONEOK, Inc.
  6.00%, due 6/15/35               130,000       125,934
Panhandle Eastern Pipeline
  Co., L.P.
  6.20%, due 11/1/17               430,000       458,126
                                            ------------
                                               1,011,023
                                            ------------

REAL ESTATE INVESTMENT TRUSTS 0.0%++
ProLogis
  7.375%, due 10/30/19              75,000        81,921
                                            ------------


RETAIL 0.0%++
CVS Caremark Corp.
  5.789%, due 1/10/26 (c)(f)        60,229        60,364
                                            ------------


SEMICONDUCTORS 0.3%
Freescale Semiconductor,
  Inc.
  9.25%, due 4/15/18 (c)           700,000       770,000
                                            ------------
Total Corporate Bonds
  (Cost $55,236,298)                          59,712,792
                                            ------------


FOREIGN BONDS 1.2%
--------------------------------------------------------

BANKS 0.3%
EGG Banking PLC
  6.875%, due 12/29/21 (b)     L   500,000       737,166
                                            ------------


FINANCE--MORTGAGE LOAN/BANKER 0.9%
X  Northern Rock Asset
  Management PLC
  9.375%, due 10/17/21           2,000,000     2,650,469
                                            ------------
Total Foreign Bonds
  (Cost $2,894,972)                            3,387,635
                                            ------------




M-210    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE

FOREIGN GOVERNMENT BONDS 0.1%
--------------------------------------------------------

FOREIGN SOVEREIGN 0.1%
Republic of Panama
  9.375%, due 4/1/29           $   105,000  $    147,262
Republic of Venezuela
  6.00%, due 12/9/20               217,000       124,775
                                            ------------
Total Foreign Government
  Bonds
  (Cost $281,366)                                272,037
                                            ------------


LOAN ASSIGNMENTS & PARTICIPATIONS 3.2% (H)
--------------------------------------------------------


AEROSPACE & DEFENSE 0.8%
Hawker Beechcraft
  Acquisition Co. LLC
  Term Loan
  2.272%, due 3/26/14            2,569,302     2,243,550
LC Facility Deposits
  2.303%, due 3/26/14              154,004       134,479
                                            ------------
                                               2,378,029
                                            ------------

AUTOMOBILE 0.8%
Allison Transmission, Inc.
  Term Loan B
  3.027%, due 8/7/14               997,122       973,233
Autotrader.com, Inc.
  New Term Loan B
  4.75%, due 12/11/16            1,245,000     1,250,059
                                            ------------
                                               2,223,292
                                            ------------

COMMERCIAL SERVICES 0.7%
Quad/Graphics, Inc.
  Term Loan B
  5.50%, due 4/14/16             1,990,000     1,951,030
                                            ------------


ELECTRIC 0.2%
Calpine Corp.
  1st Priority Term Loan
  3.145%, due 3/29/14              447,961       447,161
                                            ------------


HEALTHCARE, EDUCATION & CHILDCARE 0.4%
Warner Chilcott Corp.
  Term Loan B4
  3.764%, due 2/22/16            1,073,000     1,082,083
                                            ------------


HOTELS, RESTAURANTS & LEISURE 0.2%
Gateway Casinos &
  Entertainment, Ltd.
  Canadian Term Loan
  6.60%, due 4/20/16          C$   600,000       604,571
                                            ------------


MACHINERY 0.0%++
BHM Technologies LLC
  Exit Term Loan B
  8.50%, due 11/26/13 (d)(f)        31,090            84
                                            ------------


PACKAGING & CONTAINERS 0.1%
Reynolds Group Holdings,
  Inc.
  Incremental Term Loan
  6.25%, due 5/5/16                395,000       397,414
                                            ------------
Total Loan Assignments &
  Participations
  (Cost $9,088,553)                            9,083,664
                                            ------------


MORTGAGE-BACKED SECURITIES 1.2%
--------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 1.2%
Banc of America Commercial
  Mortgage, Inc.
  Series 2007-2, Class A4
  5.689%, due 4/10/49 (i)          290,000       303,043
Bayview Commercial Asset
  Trust
  Series 2006-4A, Class A1
  0.491%, due 12/25/36
  (b)(c)(d)                        200,559       152,988
Bear Stearns Commercial
  Mortgage Securities
  Series 2005-PW10, Class A4
  5.405%, due 12/11/40 (b)         130,000       138,894
  Series 2007-PW16, Class A4
  5.717%, due 6/11/40 (i)          290,000       309,420
Citigroup Commercial
  Mortgage Trust
  Series 2008-C7, Class A4
  6.179%, due 12/10/49 (i)         150,000       161,235
Deutsche ALT-A Securities,
  Inc. Alternate Loan Trust
  Series 2005-5, Class 1A3
  5.50%, due 11/25/35 (b)          340,646       333,689
Four Times Square Trust
  Series 2006-4TS, Class A
  5.401%, due 12/13/28 (c)         480,000       498,302
Morgan Stanley Capital I
  Series 2007-IQ15, Class A4
  5.879%, due 6/11/49 (i)          200,000       214,156
Mortgage Equity Conversion
  Asset Trust
  Series 2007-FF2, Class A
  0.73%, due 2/25/42
  (b)(c)(d)(f)                     466,125       445,615
Timberstar Trust
  Series 2006-1, Class A
  5.668%, due 10/15/36 (c)         160,000       170,975


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-211

                                 PRINCIPAL
                                    AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
WaMu Mortgage Pass Through
  Certificates
  Series 2006-AR14, Class
  1A1
  5.489%, due 11/25/36 (i)     $   653,537  $    591,566
                                            ------------
Total Mortgage-Backed
  Securities
  (Cost $3,032,638)                            3,319,883
                                            ------------


U.S. GOVERNMENT & FEDERAL AGENCIES 2.5%
--------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 0.2%
  6.00%, due 4/1/37                408,254       441,951
                                            ------------


X  UNITED STATES TREASURY BONDS 1.8%
  3.875%, due 8/15/40            4,500,000     4,144,923
  4.375%, due 11/15/39             800,000       804,250
  4.375%, due 5/15/40              155,000       155,750
                                            ------------
                                               5,104,923
                                            ------------

UNITED STATES TREASURY NOTES 0.5%
  1.25%, due 10/31/15              725,000       701,664
  2.625%, due 8/15/20              535,000       507,205
  2.625%, due 11/15/20             200,000       188,656
                                            ------------
                                               1,397,525
                                            ------------
Total U.S. Government &
  Federal Agencies
  (Cost $7,205,827)                            6,944,399
                                            ------------


YANKEE BONDS 1.5% (J)
--------------------------------------------------------

BANKS 0.3%
Lloyds TSB Bank PLC
  4.375%, due 1/12/15 (c)          200,000       199,954
Royal Bank of Scotland PLC
  (The)
  4.875%, due 8/25/14 (c)          310,000       317,493
UBS A.G.
  3.875%, due 1/15/15              150,000       154,593
                                            ------------
                                                 672,040
                                            ------------

DIVERSIFIED FINANCIAL SERVICES 0.0%++
Irish Life & Permanent Group
  Holdings PLC
  3.60%, due 1/14/13 (c)           100,000        89,702
                                            ------------


ELECTRIC 0.1%
TransAlta Corp.
  5.75%, due 12/15/13              100,000       109,095
                                            ------------


INSURANCE 0.2%
Oil Insurance, Ltd.
  7.558%, due 12/29/49
  (b)(c)                           580,000       535,688
                                            ------------


MISCELLANEOUS--MANUFACTURING 0.5%
Bombardier, Inc.
  7.75%, due 3/15/20 (c)         1,400,000     1,508,500
                                            ------------


OIL & GAS 0.1%
Gazprom International S.A.
  7.201%, due 2/1/20 (c)           173,911       184,780
TNK-BP Finance S.A.
  7.50%, due 7/18/16 (c)           100,000       110,875
                                            ------------
                                                 295,655
                                            ------------

SAVINGS & LOANS 0.2%
Swiss Re Capital I, L.P.
  6.854%, due 5/29/49 (c)          600,000       573,164
                                            ------------


TRANSPORTATION 0.1%
Hapag-Lloyd A.G.
  9.75%, due 10/15/17 (b)(c)       300,000       324,750
                                            ------------
Total Yankee Bonds
  (Cost $3,994,364)                            4,108,594
                                            ------------
Total Long-Term Bonds
  (Cost $110,215,892)                        118,399,999
                                            ------------



                                    SHARES
COMMON STOCKS 47.8%
--------------------------------------------------------

AEROSPACE & DEFENSE 1.1%
BAE Systems PLC                    307,900     1,584,154
Meggitt PLC                        249,950     1,441,878
                                            ------------
                                               3,026,032
                                            ------------

AGRICULTURE 3.7%
Altria Group, Inc.                  79,050     1,946,211
British American Tobacco PLC        17,450       670,227
Imperial Tobacco Group PLC          78,900     2,420,894
Lorillard, Inc.                     24,750     2,030,985
Philip Morris International,
  Inc.                              43,250     2,531,423
Reynolds American, Inc.             25,500       831,810
                                            ------------
                                              10,431,550
                                            ------------

AUTO MANUFACTURERS 0.8%
Daimler A.G. (e)                    19,750     1,338,862
Ford Motor Co. (e)                  52,500       881,475
                                            ------------
                                               2,220,337
                                            ------------



M-212    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)
BANKS 1.0%
CIT Group, Inc. (e)                 28,000  $  1,318,800
Citigroup, Inc. (e)                165,000       780,450
Westpac Banking Corp.               32,600       740,554
                                            ------------
                                               2,839,804
                                            ------------

BEVERAGES 2.5%
Coca-Cola Co. (The)                 12,050       792,528
Coca-Cola Enterprises, Inc.         29,350       734,631
Diageo PLC, Sponsored ADR
  (k)                               31,450     2,337,678
InBev N.V.                          43,050     2,462,186
PepsiCo, Inc.                       10,950       715,364
                                            ------------
                                               7,042,387
                                            ------------

BUILDING MATERIALS 0.1%
U.S. Concrete, Inc. (d)(e)          35,009       268,169
                                            ------------


CHEMICALS 1.3%
Air Liquide S.A.                     6,096       770,945
BASF A.G.                           18,700     1,491,832
E.I. du Pont de Nemours &
  Co.                               27,800     1,386,664
                                            ------------
                                               3,649,441
                                            ------------

COMMERCIAL SERVICES 0.3%
Automatic Data Processing,
  Inc.                              16,550       765,934
Quad/Graphics, Inc. (e)                  8           330
                                            ------------
                                                 766,264
                                            ------------

COMPUTERS 0.8%
HTC Corp.                           42,200     1,302,625
Quanta Computer, Inc.              496,000     1,041,113
                                            ------------
                                               2,343,738
                                            ------------

DISTRIBUTION & WHOLESALE 0.3%
Genuine Parts Co.                   15,950       818,873
                                            ------------


ELECTRIC 4.9%
CMS Energy Corp.                    52,550       977,430
CPFL Energia S.A.                   50,800     1,260,819
DPL, Inc.                           24,350       626,039
Duke Energy Corp.                   76,250     1,358,012
National Grid PLC                  253,150     2,182,613
NSTAR                               17,700       746,763
Progress Energy, Inc.               14,600       634,808
SCANA Corp.                         17,600       714,560
Scottish & Southern Energy
  PLC                               71,500     1,365,576
Southern Co. (The)                  34,600     1,322,758
TECO Energy, Inc.                   72,400     1,288,720
Terna S.p.A.                       295,300     1,246,966
                                            ------------
                                              13,725,064
                                            ------------

ELECTRICAL COMPONENTS & EQUIPMENT 0.3%
Emerson Electric Co.                12,450       711,767
                                            ------------


ENGINEERING & CONSTRUCTION 0.6%
Vinci S.A.                          33,100     1,799,339
                                            ------------


ENVIRONMENTAL CONTROLS 0.2%
Waste Management, Inc.              17,700       652,599
                                            ------------


FINANCE--OTHER SERVICES 0.3%
NYSE Euronext                       24,800       743,504
                                            ------------


FOOD 2.2%
H.J. Heinz Co.                      14,950       739,427
Kellogg Co.                         16,750       855,590
X  Nestle S.A. Registered           44,900     2,629,171
Orkla ASA                           69,700       677,285
Unilever PLC                        21,600       661,070
WM Morrison Supermarkets PLC       150,050       626,031
                                            ------------
                                               6,188,574
                                            ------------

FOOD SERVICES 0.3%
Compass Group PLC                  107,400       972,869
                                            ------------


GAS 1.4%
Nicor, Inc.                         20,900     1,043,328
NiSource, Inc.                     107,650     1,896,793
Vectren Corp.                       37,250       945,405
                                            ------------
                                               3,885,526
                                            ------------

HEALTH CARE--PRODUCTS 0.7%
Johnson & Johnson                   30,300     1,874,055
                                            ------------


HOUSEHOLD PRODUCTS & WARES 1.0%
Kimberly-Clark Corp.                24,150     1,522,416
Tupperware Brands Corp.             28,750     1,370,513
                                            ------------
                                               2,892,929
                                            ------------

INSURANCE 1.6%
Arthur J. Gallagher & Co.           46,800     1,360,944
Muenchener
  Rueckversicherungs-
  Gesellschaft A.G.
  Registered                         8,950     1,356,849
SCOR SE                             42,400     1,076,523
Travelers Cos., Inc. (The)          13,550       754,871
                                            ------------
                                               4,549,187
                                            ------------

MEDIA 2.4%
Comcast Corp. Class A               50,650     1,054,027
Pearson PLC                        141,950     2,230,847
Regal Entertainment Group
  Class A                           91,950     1,079,493


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-213


                                    SHARES         VALUE
COMMON STOCKS (CONTINUED)
MEDIA (CONTINUED)
Shaw Communications, Inc.           29,000  $    622,699
Vivendi S.A.                        70,250     1,896,276
                                            ------------
                                               6,883,342
                                            ------------

METAL FABRICATE & HARDWARE 0.2%
Assa Abloy AB                       23,850       671,991
                                            ------------


MINING 0.4%
BHP Billiton, Ltd.,
  Sponsored ADR (k)                 11,050     1,026,766
                                            ------------


MISCELLANEOUS--MANUFACTURING 0.4%
Honeywell International,
  Inc.                              23,200     1,233,312
                                            ------------

OFFICE EQUIPMENT/SUPPLIES--0.5%
Pitney Bowes, Inc.                  61,850     1,495,533
                                            ------------


OIL & GAS 3.3%
Chevron Corp.                       10,850       990,063
ConocoPhillips                      10,550       718,455
Diamond Offshore Drilling,
  Inc.                              18,200     1,217,034
ExxonMobil Corp.                    14,200     1,038,304
Royal Dutch Shell PLC Class
  A, ADR (k)                        31,460     2,100,899
StatoilHydro A.S.A.,
  Sponsored ADR (k)                 60,650     1,441,650
Total S.A.                          32,900     1,743,183
                                            ------------
                                               9,249,588
                                            ------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.                     21,300       695,658
                                            ------------


PHARMACEUTICALS 2.4%
Abbott Laboratories                 16,100       771,351
AstraZeneca PLC, Sponsored
  ADR (k)                           42,000     1,939,980
Bristol-Myers Squibb Co.            59,250     1,568,940
Merck & Co., Inc.                   40,450     1,457,818
Roche Holding A.G.,
  Genusscheine                       6,910     1,012,481
                                            ------------
                                               6,750,570
                                            ------------

PIPELINES 0.8%
Kinder Morgan Energy
  Partners, L.P.                    20,500     1,440,330
Spectra Energy Corp.                28,450       710,966
                                            ------------
                                               2,151,296
                                            ------------

RETAIL 0.6%
McDonald's Corp.                     9,800       752,248
Next PLC                            29,050       894,514
                                            ------------
                                               1,646,762
                                            ------------

SAVINGS & LOANS 0.3%
Hudson City Bancorp, Inc.           55,700       709,618
                                            ------------


SEMICONDUCTORS 0.9%
Microchip Technology, Inc.          38,200     1,306,822
Taiwan Semiconductor
  Manufacturing Co, Ltd.,
  Sponsored ADR (k)                 95,950     1,203,213
                                            ------------
                                               2,510,035
                                            ------------

SOFTWARE 1.2%
Microsoft Corp.                     61,950     1,729,644
Oracle Corp.                        49,250     1,541,525
                                            ------------
                                               3,271,169
                                            ------------

TELECOMMUNICATIONS 7.7%
AT&T, Inc.                          54,950     1,614,431
BCE, Inc.                           71,400     2,537,741
X  CenturyTel, Inc.                 56,100     2,590,137
China Mobile, Ltd.,
  Sponsored ADR (k)                 13,500       669,870
France Telecom S.A.                109,000     2,271,516
Mobistar S.A.                       16,370     1,061,167
Philippine Long Distance
  Telephone Co., Sponsored
  ADR (k)                           11,200       652,624
Rogers Communications, Inc.
  Class B                           33,400     1,162,265
X  Swisscom A.G.                     6,400     2,813,946
Telefonica S.A.                     88,750     2,011,992
Verizon Communications, Inc.        50,150     1,794,367
Vodafone Group PLC                 902,800     2,333,726
                                            ------------
                                              21,513,782
                                            ------------

TRANSPORTATION 0.8%
FirstGroup PLC                     344,150     2,137,134
                                            ------------


WATER 0.3%
United Utilities Group PLC         105,750       976,058
                                            ------------
Total Common Stocks
  (Cost $116,875,153)                        134,324,622
                                            ------------


CONVERTIBLE PREFERRED STOCKS 2.1%
--------------------------------------------------------

AUTO MANUFACTURERS 0.9%
Ford Motor Co. Capital Trust
  II
  6.50%                             36,000     1,866,960
General Motors Co.
  4.75%                             10,900       589,799
                                            ------------
                                               2,456,759
                                            ------------

BANKS 0.2%
Citigroup, Inc.
  7.50%                              4,500       615,105
                                            ------------


INSURANCE 0.7%
Hartford Financial Services
  Group, Inc.
  7.25%                             30,100       770,861


M-214    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                    SHARES         VALUE
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
INSURANCE (CONTINUED)
MetLife, Inc.
  6.50%                             40,350  $  1,000,680
                                            ------------
                                               1,771,541
                                            ------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES--0.2%
Affiliated Managers Group,
  Inc.
  5.10%                             12,100       609,235
                                            ------------


LEISURE TIME 0.0%++
Callaway Golf Co.
  7.50%                                600        79,302
                                            ------------


TELECOMMUNICATIONS 0.1%
Crown Castle International
  Corp.
  6.25%                              4,600       281,750
                                            ------------
Total Convertible Preferred
  Stocks
  (Cost $5,339,541)                            5,813,692
                                            ------------


                                 NUMBER OF
                                  WARRANTS
WARRANTS 0.0%++
--------------------------------------------------------

MEDIA 0.0%++
ION Media Networks, Inc.
  Expires 12/12/39 (d)(e)(f)             8             0 (l)
                                            ------------
Total Warrants
  (Cost $13)                                           0 (l)
                                            ------------


                                 PRINCIPAL
                                    AMOUNT
SHORT-TERM INVESTMENT 6.7%
--------------------------------------------------------

REPURCHASE AGREEMENT 6.7%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $18,693,141
  (Collateralized by United
  States Treasury Notes with
  rates between 1.375% and
  2.50% and maturity dates
  between 5/15/13 and
  4/30/15, with a Principal
  Amount of $18,760,000 and
  a
  Market Value of
  $19,073,557)                 $18,693,125  $ 18,693,125
                                            ------------
Total Short-Term Investment
  (Cost $18,693,125)                          18,693,125
                                            ------------
Total Investments
  (Cost $251,123,724) (o)             98.7%  277,231,438
Other Assets, Less
  Liabilities                          1.3     3,765,429
                              ------------  ------------

Net Assets                           100.0% $280,996,867
                              ============  ============





                              CONTRACTS        UNREALIZED
                                   LONG  APPRECIATION (M)
FUTURES CONTRACTS 0.5%
---------------------------------------------------------

Standard & Poor's 500 Index
  Mini March 2011 (n)               885        $1,446,975
                                               ----------
Total Futures Contracts
  (Settlement Value
  $55,445,250)                                 $1,446,975
                                               ==========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at December 31,
     2010 is $329,146, which represents 0.1%
     of the Portfolio's net assets.
(b)  Floating rate--Rate shown is the rate in
     effect at December 31, 2010.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Illiquid security.  The total market
     value of these securities at December 31,
     2010 is $885,530, which represents 0.3%
     of the Portfolio's net assets.
(e)  Non-income producing security.
(f)  Fair valued security. The total market
     value of these securities at December 31,
     2010 is $509,936, which represents 0.2%
     of the Portfolio's net assets.
(g)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional
     securities.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-215

(h)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2010. Floating Rate Loans are generally considered restrictive in that the
     Portfolio is ordinarily contractually
     obligated to receive consent from the
     Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan.
(i)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the rate in effect at December 31, 2010.
(j)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(k)  ADR--American Depositary Receipt.
(l)  Less than one dollar.
(m)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31, 2010.
(n) At December 31, 2010, cash in the amount of $3,982,500 is on deposit with the broker for futures transactions.
(o)  At December 31, 2010, cost is
     $251,185,446 for federal income tax
     purposes and net unrealized appreciation is as follows:



Gross unrealized appreciation      $30,214,100
Gross unrealized depreciation       (4,168,108)
                                   -----------
Net unrealized appreciation        $26,045,992
                                   ===========



The following abbreviation is used in the above portfolio:

C$--Canadian Dollar

E--Euro

L--Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets and liabilities.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                         $         --  $  8,562,696      $     --  $  8,562,696
  Convertible Bonds                                         --    23,008,299            --    23,008,299
  Corporate Bonds (b)                                       --    59,648,555        64,237    59,712,792
  Foreign Bonds                                             --     3,387,635            --     3,387,635
  Foreign Government Bonds                                  --       272,037            --       272,037
  Loan Assignments & Participations (c)                     --     9,083,580            84     9,083,664
  Mortgage-Backed Securities (d)                            --     2,874,268       445,615     3,319,883
  U.S. Government & Federal Agencies                        --     6,944,399            --     6,944,399
  Yankee Bonds                                              --     4,108,594            --     4,108,594
                                                  ------------  ------------      --------  ------------
Total Long-Term Bonds                                       --   117,890,063       509,936   118,399,999
                                                  ------------  ------------      --------  ------------
Common Stocks                                      134,324,622            --            --   134,324,622
Convertible Preferred Stocks                         5,813,692            --            --     5,813,692
Warrants (e)                                                --            --             0 (e)         0 (e)
Short-Term Investment
  Repurchase Agreement                                      --    18,693,125            --    18,693,125
                                                  ------------  ------------      --------  ------------
Total Investments in Securities                    140,138,314   136,583,188       509,936   277,231,438
                                                  ------------  ------------      --------  ------------
Other Financial Instruments
Foreign Currency Forward Contracts (f)                      --     1,692,989            --     1,692,989
Futures Contracts Long (g)                           1,446,975            --            --     1,446,975
                                                  ------------  ------------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                           $141,585,289  $138,276,177      $509,936  $280,371,402
                                                  ============  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 securities valued at $3,640, $233 and $60,364 are held in Commercial Services, Media and Retail, respectively, within the Corproate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $84 is held in Machinery within the Loan Assignment & Participations section of the Portfolio of Investments.

(d) The level 3 security valued at $445,615 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e) The level 3 security valued at less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.


M-216    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(f) The value listed for these securities reflects unrealized appreciation as shown on the table for foreign currency forward contracts. (See Note 6)

(g) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

LIABILITY VALUATION INPUTS

                                                          QUOTED
                                                       PRICES IN
                                                          ACTIVE  SIGNIFICANT
                                                     MARKETS FOR        OTHER   SIGNIFICANT
                                                       IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                          ASSETS       INPUTS        INPUTS
 DESCRIPTION                                           (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Other Financial Instruments
  Foreign Currency Forward Contracts (a)                $     --  $(1,477,730)     $     --  $(1,477,730)
                                                        --------  -----------      --------  -----------
Total Other Financial Instruments                            $--  $(1,477,730)          $--  $(1,477,730)
                                                        ========  ===========      ========  ===========




(a) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 6)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2010, foreign securities with a total value of $49,389,049 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The 2009 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio's policies and procedures. Fair values at December 31, 2010 for these securities are based on quoted prices in active markets for identical investments. (See
Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

ASSET VALUATION INPUTS

                                     BALANCE
                                       AS OF     ACCRUED  REALIZED
                                DECEMBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES              2009  (PREMIUMS)    (LOSS)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                   $137,216     $   (13)  $   (68)
  Corporate Bonds
     Commercial Services               3,640          --        --
     Media                             3,145          --    (6,259)
     Retail                           59,102         104       (65)
  Loan Assignments &
     Participations
     Machinery                         4,146      (7,753)     (903)
  Mortgage-Backed Securities
     Commercial Mortgage Loans
       (Collateralized
       Mortgage Obligations)         452,781          --        --
Common Stocks
  Machinery                               29          --        --
Preferred Stock
  Machinery                                0 (a)      --        --
Warrants                                                        --
  Media                                   --          --        --
                                    --------     -------   -------
Total                               $660,059     $(7,662)  $(7,295)
                                    ========     =======   =======

                                                                                                               CHANGE IN
                                                                                                              UNREALIZED
                                                                                                            APPRECIATION
                                                                                                          (DEPRECIATION)
                                                                                                                    FROM
                                     CHANGE IN                                                   BALANCE     INVESTMENTS
                                    UNREALIZED                        TRANSFERS  TRANSFERS         AS OF   STILL HELD AT
                                  APPRECIATION                            IN TO     OUT OF  DECEMBER 31,    DECEMBER 31,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES      SALES    LEVEL 3    LEVEL 3          2010        2010 (B)
Long-Term Bonds
  Asset-Backed Securities
     Credit Cards                      $   406    $    --  $(137,541)       $--        $--      $     --         $    --
  Corporate Bonds
     Commercial Services                    --         --         --         --         --         3,640              --
     Media                               6,582     31,617    (34,852)        --         --           233           9,828
     Retail                              3,742         --     (2,519)        --         --        60,364           3,661
  Loan Assignments &
     Participations
     Machinery                           4,356        977       (739)        --         --            84           5,370
  Mortgage-Backed Securities
     Commercial Mortgage Loans
       (Collateralized
       Mortgage Obligations)            11,590         --    (18,756)        --         --       445,615           3,915
Common Stocks                                                                                         --              --
  Machinery                                (29)        --         --         --         --            --              --
Preferred Stock
  Machinery                                  0 (a)     --         --         --         --            --              --
Warrants
  Media                                    (13)        13         --         --         --             0 (a)          --
                                       -------    -------  ---------        ---        ---      --------         -------
Total                                  $26,634    $32,607  $(194,407)       $--        $--      $509,936         $22,774
                                       =======    =======  =========        ===        ===      ========         =======




(a) Less than one dollar.

(b) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-217

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $251,123,724)      $277,231,438
Cash collateral on deposit at broker     3,982,500
Cash denominated in foreign
  currencies
  (identified cost $422,446)               418,033
Cash                                            52
Receivables:
  Dividends and interest                 1,833,352
  Fund shares sold                          73,637
  Investment securities sold                 7,500
Unrealized appreciation on foreign
  currency forward contracts             1,692,989
                                      ------------
     Total assets                      285,239,501
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased        2,340,598
  Manager (See Note 3)                     134,949
  Fund shares redeemed                     133,650
  Variation margin on futures
     contracts                              66,375
  Professional fees                         50,449
  Shareholder communication                 18,897
  NYLIFE Distributors (See Note 3)          12,193
  Custodian                                  7,151
  Directors                                    642
Unrealized depreciation on foreign
  currency forward contracts             1,477,730
                                      ------------
     Total liabilities                   4,242,634
                                      ------------
Net assets                            $280,996,867
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    197,730
Additional paid-in capital             275,895,880
                                      ------------
                                       276,093,610
Undistributed net investment income     10,763,557
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions    (33,631,257)
Net unrealized appreciation on
  investments and futures contracts     27,554,689
Net unrealized appreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                216,268
                                      ------------
Net assets                            $280,996,867
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $222,426,280
                                      ============
Shares of capital stock outstanding     15,638,727
                                      ============
Net asset value per share
  outstanding                         $      14.22
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $ 58,570,587
                                      ============
Shares of capital stock outstanding      4,134,296
                                      ============
Net asset value per share
  outstanding                         $      14.17
                                      ============





M-218    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest                            $ 8,231,943
  Dividends (a)                         6,426,863
                                      -----------
     Total income                      14,658,806
                                      -----------
EXPENSES
  Manager (See Note 3)                  1,521,195
  Distribution and service--Service
     Class (See Note 3)                   125,607
  Custodian                                70,343
  Professional fees                        65,556
  Shareholder communication                36,017
  Directors                                 9,065
  Miscellaneous                            26,275
                                      -----------
     Total expenses                     1,854,058
                                      -----------
Net investment income                  12,804,748
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
-------------------------------------------------
Net realized gain (loss) on:
  Security transactions                 8,558,104
  Futures transactions                  5,890,286
  Foreign currency transactions        (1,701,061)
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                12,747,329
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                           9,989,123
  Futures contracts                     1,403,807
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                     44,644
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, futures contracts and
  foreign currency translations        11,437,574
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    24,184,903
                                      -----------
Net increase in net assets resulting
  from operations                     $36,989,651
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $312,816.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-219

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $ 12,804,748  $  8,116,132
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions         12,747,329   (18,670,103)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency translations         11,437,574    63,919,939
                              --------------------------
 Net increase in net assets
  resulting from operations     36,989,651    53,365,968
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class               (6,662,864)   (7,478,197)
    Service Class               (1,538,206)   (1,392,387)
                              --------------------------
 Total dividends to
  shareholders                  (8,201,070)   (8,870,584)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        12,386,834     7,465,746
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      8,201,070     8,870,584
 Cost of shares redeemed       (39,189,251)  (46,014,338)
                              --------------------------
    Decrease in net assets
     derived from capital
     share transactions        (18,601,347)  (29,678,008)
                              --------------------------
    Net increase in net
     assets                     10,187,234    14,817,376
NET ASSETS
--------------------------------------------------------
Beginning of year              270,809,633   255,992,257
                              --------------------------
End of year                   $280,996,867  $270,809,633
                              ==========================
Undistributed net investment
 income at
 end of year                  $ 10,763,557  $  8,014,176
                              ==========================





M-220    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-221

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  12.78        $  10.71        $  18.40        $  18.78        $  17.48
                                     --------        --------        --------        --------        --------
Net investment income                    0.64 (a)        0.37 (a)        0.47            0.47 (a)        0.37 (a)
Net realized and unrealized gain
  (loss) on investments                  1.31            2.12           (5.40)           0.97            1.30
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                          (0.08)           0.01              --              --              --
                                     --------        --------        --------        --------        --------
Total from investment operations         1.87            2.50           (4.93)           1.44            1.67
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.43)          (0.43)          (0.56)          (0.45)          (0.12)
  From net realized gain on
     investments                           --              --           (2.20)          (1.37)          (0.25)
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.43)          (0.43)          (2.76)          (1.82)          (0.37)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  14.22        $  12.78        $  10.71        $  18.40        $  18.78
                                     ========        ========        ========        ========        ========
Total investment return                 14.79%          23.51%         (26.92%)          7.51%           9.50%
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income                  4.85%           3.26%           2.55%           2.42%           2.06%
  Net expenses                           0.65%           0.71%           0.65%           0.58%           0.59%
Portfolio turnover rate                    61%(b)         161%(b)          94% (b)         76%             61%(b)
Net assets at end of year (in
  000's)                             $222,426        $224,119        $217,037        $373,886        $408,052




(a)  Per share data based on average shares outstanding during the period.
(b)  The portfolio turnover rates not including mortgage dollar rolls were 60%,
     39%, 141%, 78%, and 51% for the years ended December 31, 2010, 2009, 2008, and
     2006, respectively.




M-222    MainStay VP Income Builder Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                        SERVICE CLASS
      ---------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,
        2010             2009             2008             2007             2006

      $ 12.74          $ 10.67          $ 18.33          $ 18.72          $ 17.43
      -------          -------          -------          -------          -------
         0.61 (a)         0.35 (a)         0.40             0.42 (a)         0.33 (a)
         1.30             2.10            (5.35)            0.97             1.29

        (0.08)            0.01               --               --               --
      -------          -------          -------          -------          -------
         1.83             2.46            (4.95)            1.39             1.62
      -------          -------          -------          -------          -------

        (0.40)           (0.39)           (0.51)           (0.41)           (0.08)
           --               --            (2.20)           (1.37)           (0.25)
      -------          -------          -------          -------          -------
        (0.40)           (0.39)           (2.71)           (1.78)           (0.33)
      -------          -------          -------          -------          -------
      $ 14.17          $ 12.74          $ 10.67          $ 18.33          $ 18.72
      =======          =======          =======          =======          =======
        14.51%           23.21%          (27.10%)           7.24%            9.23%

         4.59%            3.03%            2.30%            2.17%            1.81%
         0.90%            0.96%            0.90%            0.83%            0.84%
           61%(b)          161%(b)           94%(b)           76%              61%(b)
      $58,571          $46,691          $38,955          $58,724          $55,833




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-223

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                           MAINSTAY VP             MAINSTAY VP
                      INTERNATIONAL EQUITY    INTERNATIONAL EQUITY
                        PORTFOLIO INITIAL       PORTFOLIO SERVICE     MSCI EAFE
                              CLASS                   CLASS           (R) INDEX
                      --------------------    --------------------    ---------
12/31/00                      10000                   10000             10000
                               8598                    8576              7856
                               8218                    8177              6604
                              10684                   10605              9152
                              12536                   12413             11004
                              13538                   13374             12494
                              17779                   17521             15785
                              18657                   18340             17548
                              13867                   13597              9936
                              16552                   16189             13093
12/31/10                      17362                   16940             14108




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares         4.90%        5.10%          5.67%         1.01%
-----------------------------------------------------------------------------
Service Class Shares(3)      4.63         4.84           5.41          1.26
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                                ONE      FIVE     TEN
                                                                     YEAR    YEARS    YEARS
MSCI EAFE(R) Index(4)                                               7.75%    2.46%    3.50%
-------------------------------------------------------------------------------------------
Average Lipper Variable Products International Core Portfolio(5)    9.21     3.02     3.59
-------------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 5.67% for Initial Class shares and 5.41% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products International Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. core funds, typically have an average price-to-cash flow ratio, price to book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. Broad Market Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-224    MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,200.40        $5.38          $1,020.30         $4.94
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,198.90        $6.76          $1,019.10         $6.21
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.97% for Initial Class and 1.22% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-225

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)

(PIE CHART)

Common Stocks          91.3
Other Assets, Less
  Liabilities           3.8
Warrants                3.5
Short-Term
  Investment            1.4
Futures Contracts       0.0




See Portfolio of Investments beginning on page M-230 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS OR ISSUERS HELD AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  Roche Holding A.G., Genusscheine
    2.  Man Group PLC
    3.  Nintendo Co., Ltd. ADR (a)
    4.  NTT DoCoMo, Inc.
    5.  Ryanair Holdings PLC Class A
    6.  Tesco PLC
    7.  Nokia Oyj, Sponsored ADR
    8.  Syngenta A.G., ADR
    9.  Scottish & Southern Energy PLC
   10.  Nestle S.A. Registered


(a) Security trades on more than one exchange.




M-226    MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS


Questions answered by Rupal J. Bhansali of MacKay Shields LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP International Equity Portfolio returned 4.90% for Initial Class shares and 4.63% for Service Class shares. Both share classes underperformed the 9.21% return of the average Lipper(1) Variable Products International Core Portfolio and the 7.75% return of the Morgan Stanley Capital International (MSCI) EAFE(R) Index(1) for the 12 months ended December 31, 2010. The MSCI EAFE(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

We attribute the Portfolio's underperformance of its benchmark to multiple factors. Security selection within the consumer discretionary, industrials and energy sectors was subpar. In the pharmaceuticals industry, an overweight position detracted from the Portfolio's relative performance during the reporting period, as did stock selection. On the positive side, the Portfolio's underweight position in the banks industry group helped the Portfolio's performance relative to the MSCI EAFE(R) Index during the reporting period. Stock selection in the telecommunication services sector also contributed positively to the Portfolio's relative performance.

International stock markets declined in the early part of the reporting period and recovered later in the year. Given our strategy of investing in "quality at the right price" as the markets travel through their cycle, there will be times when the Portfolio underperforms relative to the MSCI EAFE(R) Index. We believe that the risk/reward trade-off remains in favor of companies with stable revenues, quality balance sheets and reasonable valuations. We remain focused on the analysis of individual business models and attempt to invest in quality companies at reasonable valuations. Our strategy does not focus on or attempt to anticipate market perceptions. This has directed the Portfolio toward companies in the information technology, telecommunication services and consumer staples sectors at the expense of the materials and industrials sectors.

DURING THE REPORTING PERIOD, HOW WAS THE PORTFOLIO'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

Around the beginning of the reporting period, we began purchasing equity futures contracts in three markets, which when combined are highly correlated to the MSCI EAFE(R) Index. This strategy was employed to reduce the Portfolio's return volatility relative to its benchmark and peers. The Portfolio's use of futures contracts added to performance. The Portfolio also entered into currency forwards contracts to manage currency risk relative to the benchmark. This strategy contributed positively to the Portfolio's performance.

WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIB-UTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

Sector, industry group and industry weightings in the Portfolio result from our bottom-up research on companies that fall into these groups. During the reporting period, the Portfolio held overweight positions in the diversified financials industry group, the software industry and the health care and telecommunication services sectors. Over the same period, the Portfolio held underweight positions in the banks industry group and the materials, industrials and energy sectors. In our view, the risk/reward characteristics for many stocks in cyclical sectors such as materials and industrials were unfavorable relative to other investment opportunities. We felt that the valuations of several stocks in these sectors were stretched, which partly explains why the Portfolio remained underweight in materials and industrials.

WHAT CONVINCED YOU THAT VALUATIONS WERE STRETCHED?

Although headline valuations are not overly demanding at 10 times 2011 consensus earnings, an analysis of cash-flow metrics reveals that stocks are discounting a sustained period of near-peak returns across certain cyclical sectors such as materials and industrials. We see significant risks in a volatile macro environment with the potential for value-destroying capital-allocation decisions, particularly for stocks discounting such strong returns.

With China accounting for over 40% of global demand in key commodities, global demand is highly sensitive to China's GDP development. China's resource-intensive stimulus efforts have offset the sharp deterioration in demand from the Organization for Economic Cooperation and Development (OECD) and have supported commodity prices for the last 18 months. As China rebalances its economy, however, we believe that reduced lending activity may result in slowing construction and a period of GDP growth that is less resource intensive. If a recovery in OECD demand fails to absorb the slack created by slowing Chinese construction activity, lower commodity prices could put pressure on valuations.

Capital allocation is an additional source of risk across these sectors, with corporate strategy currently driven by growth ambitions and managements' assessment of the cost to buy capacity rather than the cost to build it. As cash flows have increased with rising commodity prices, managements are favoring growth-capital expenditures and merger and acquisition activity over cash returns to shareholders--a pattern last seen when commodity prices peaked in 2008. According to Bernstein Research, capital expenditures in these sectors is forecast to


1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolio and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-227
advance from $70 billion in 2009 to $110 billion in 2011, exceeding the 2008 peak of $95 billion.

Growth-capital expenditures will be dilutive to returns as unit costs for new projects will be significantly higher than legacy production assets. BHP Billiton's recent bid for PotashCorp headlines a string of recent activity that appears likely to continue. The last round of merger and acquisition activity ultimately proved value-destructive to shareholders, as highlighted by Rio Tinto's purchase of Alcan at the top of the aluminum cycle, Vale's acquisition of Inco at the top of the nickel cycle and Xstrata's string of deals toward the peak of the commodity price cycle. Rio and Xstrata ultimately had to rely on capital funding to survive the market turmoil of late 2008 and early 2009. At current stock prices, we do not believe investors are being compensated to take the risks associated with commodity prices, rising growth-capital expenditures and increased merger and acquisition activity.

WHY DID THE PORTFOLIO MAINTAIN OVERWEIGHT POSITIONS IN THE HEALTH CARE AND TELECOMMUNICATION SERVICES SECTORS?

Although the health care sector has historically traded at premium valuations, it has sharply de-rated (become subject to lower ratings and lower expectations) in recent years. This has occurred amid concerns about expiring patents on high-revenue proprietary drugs, a lack of breakthrough innovations, increasing threats from generic drug manufacturers, regulatory headwinds and slower growth prospects. Nevertheless, we believe we have positioned the Portfolio to benefit from a variety of secular growth themes in the sector, driven by companies with innovative product pipelines and less patent pressure than that facing the broader industry.

Although the telecommunication services sector has also historically traded at premium valuations, it, too, has de-rated sharply in recent years amid concerns about increased regulation, competitive pricing pressure and the overall maturation of the sector. That said, we like the highly cash-generative sector, which has seen increasing return on invested capital (ROIC) in recent years. Driving the sector's ROIC improvements has been increasing discipline in capital-allocation decisions, which has led to reductions in capital expenditures throughout the sector and increasing shareholder returns. Meanwhile, the industry's economics have improved as approaches to pricing voice and data usage have become more rational. Our positioning within this sector is currently geared more heavily toward wireless companies, as we believe long-term usage growth in wireless will outpace that in wireline communications.

WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIB-UTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK.

The financials, telecommunication services and utilities sectors were the largest sector contributors to the Portfolio's performance relative to the MSCI EAFE(R) Index during the reporting period, primarily as a result of our security selection. The most significant sector detractor from the Portfolio's relative performance was consumer discretionary, as security selection suffered. An overweight position in industrials also detracted from relative performance. Other market segments that were weak performers were the pharmaceuticals industry and the energy sector.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

In terms of absolute performance, the Portfolio's strongest individual stock contribution during the reporting period came from Japanese telecommunications company NTT DoCoMo. The company exceeded expectations as costs came in lower than forecast. In addition, the company benefited from an increasing number of mobile subscribers during the reporting period. Japan-based Nintendo was also a strong contributor on excellent sales of Wii games and portable game devices during the holiday season. Another strong contributor was Man Group, a U.K.- based alternative asset manager with a robust distribution platform. During the reporting period, Man Group provided strong investment performance and witnessed increases in market expectations surrounding the company's ability to generate asset inflows.

The most substantial detractor in the Portfolio was U.K.-based energy exploration company BP. After a massive explosion and oil leak into the Gulf of Mexico, we reevaluated the company's prospects and eliminated the Portfolio's position. Hong Kong listed apparel retailer Esprit Holdings was also a major detractor during the reporting period. Nevertheless, we continue to like the growth prospects and valuation of the company. In the financials sector, Greek bank Piraeus detracted from performance when sovereign debt issues in many European nations led to declining share prices for banks.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

We increased the Portfolio's exposure to the financials sector during the reporting period by adding to names like Man Group and Switzerland-based capital markets firm Credit Suisse. In our view, these companies represented the highest quality within the financials sector. When the international markets sold off earlier in the year, we viewed it as an opportunity to add to the Portfolio's positions. Given recent events in Greece, however, our views on Piraeus have changed and the position was sold earlier in the year.

The Portfolio either sold or trimmed a number of positions, including Swiss food products company Nestle, Danish pharmaceuticals company Novartis Novo Nordisk and Italian gas utility Snam Rete Gas. These stocks had performed well and were headed toward or had exceeded their intrinsic values.



M-228    MainStay VP International Equity Portfolio

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio maintained overweight positions relative to the MSCI EAFE(R) Index in health care and telecommunication services. As of the same date, the Portfolio remained underweight relative to the benchmark index in materials and industrials.

During the reporting period, we increased investments in Japan and elsewhere in Asia. As a result, the Portfolio's weightings in those regions increased relative to the Portfolio's weighting in Europe. The Portfolio's weightings result from our bottom-up stock-selection process and do not reflect opinions about specific sectors, industries or geographic regions.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP International Equity Portfolio on this page and preceeding pages has not been audited.


                                                mainstayinvestments.com    M-229

PORTFOLIO OF INVESTMENTS(+++) DECEMBER 31, 2010



                                   SHARES         VALUE
COMMON STOCKS 91.3%+
-------------------------------------------------------

AUSTRALIA 1.4%
BHP Billiton, Ltd., Sponsored
  ADR (Metals & Mining) (a)        87,600  $  8,139,792
                                           ------------


BELGIUM 2.0%
Belgacom S.A. (Diversified
  Telecommunication Services)     158,200     5,311,491
Mobistar S.A. (Wireless
  Telecommunication Services)      87,468     5,670,018
                                           ------------
                                             10,981,509
                                           ------------

BERMUDA 1.4%
Esprit Holdings, Ltd.
  (Specialty Retail)            1,671,685     7,936,030
                                           ------------


BRAZIL 0.9%
Cia Siderurgica Nacional
  S.A., Sponsored ADR (Metals
  & Mining) (a)                   156,900     2,615,523
Vale S.A., Sponsored ADR
  (Metals & Mining) (a)            70,300     2,430,271
                                           ------------
                                              5,045,794
                                           ------------

CANADA 2.6%
Fairfax Financial Holdings,
  Ltd. (Insurance)                  6,900     2,825,964
IGM Financial, Inc. (Capital
  Markets)                         61,500     2,688,112
Tim Hortons, Inc. (Hotels,
  Restaurants & Leisure)          224,800     9,292,246
                                           ------------
                                             14,806,322
                                           ------------

CHINA 0.3%
China Construction Bank Corp.
  Class H (Commercial Banks)    1,738,429     1,565,588
                                           ------------


CZECH REPUBLIC 0.5%
CEZ AS (Electric Utilities)        64,000     2,673,774
                                           ------------


DENMARK 0.4%
Topdanmark A/S (Insurance)
  (b)                              17,100     2,260,871
                                           ------------


FINLAND 3.6%
X  Nokia Oyj, Sponsored ADR
  (Communications Equipment)
  (a)                           1,796,600    18,540,912
Sampo Oyj (Insurance)              61,300     1,642,399
                                           ------------
                                             20,183,311
                                           ------------

FRANCE 4.7%
Alstom S.A. (Electrical
  Equipment)                      111,500     5,335,598
BNP Paribas S.A. (Commercial
  Banks)                           65,240     4,150,650
Bouygues S.A. (Construction &
  Engineering)                    162,900     7,021,373
EDF S.A. (Electric Utilities)      43,200     1,771,966
Neopost S.A. (Office
  Electronics)                     54,700     4,765,834
Total S.A. (Oil, Gas &
  Consumable Fuels)                64,100     3,396,293
                                           ------------
                                             26,441,714
                                           ------------

GERMANY 4.1%
Allianz SE, ADR (Insurance)
  (a)                             189,300     2,246,991
Allianz SE (Insurance)             12,000     1,426,046
Beiersdorf A.G. (Personal
  Products)                        14,900       826,799
Deutsche Boerse A.G.
  (Diversified Financial
  Services)                       160,000    11,075,254
Hannover Rueckversicherung
  A.G. (Insurance)                140,795     7,551,173
                                           ------------
                                             23,126,263
                                           ------------

GREECE 1.0%
OPAP S.A. (Hotels,
  Restaurants & Leisure)          341,563     5,906,212
                                           ------------


HONG KONG 2.5%
China Mobile, Ltd., Sponsored
  ADR (Wireless
  Telecommunication Services)
  (a)                             176,700     8,767,854
CNOOC, Ltd., ADR (Oil, Gas &
  Consumable Fuels) (a)            22,100     5,267,977
                                           ------------
                                             14,035,831
                                           ------------

IRELAND 0.6%
Ryanair Holdings PLC,
  Sponsored ADR (Airlines)
  (a)                             101,350     3,117,526
                                           ------------


ITALY 2.5%
Assicurazioni Generali S.p.A.
  (Insurance)                      69,512     1,319,951
ENI S.p.A. (Oil, Gas &
  Consumable Fuels)               204,600     4,467,470
Intesa Sanpaolo S.p.A.
  (Commercial Banks)              247,400       671,119
MediaSet S.p.A. (Media)           599,909     3,629,508
Mediolanum S.p.A. (Insurance)     311,800     1,288,516
Snam Rete Gas S.p.A. (Gas
  Utilities)                      537,471     2,671,787
                                           ------------
                                             14,048,351
                                           ------------

JAPAN 20.7%
Astellas Pharma, Inc.
  (Pharmaceuticals)               157,700     6,011,596
Capcom Co., Ltd. (Software)       234,500     3,772,102
Daito Trust Construction Co.,
  Ltd. (Real Estate
  Management & Development)        98,600     6,752,260
Daiwa Securities Group, Inc.
  (Capital Markets)             1,820,000     9,370,119
Hirose Electric Co., Ltd.
  (Electronic Equipment &
  Instruments)                     26,000     2,930,164
Japan Tobacco, Inc. (Tobacco)       1,369     5,066,936
Murata Manufacturing Co.,
  Ltd. (Electronic Equipment
  & Instruments)                   10,700       749,883
X  Nintendo Co., Ltd., ADR
  (Software) (a)                   14,000       508,620


+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investment. Any of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

M-230    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
X  Nintendo Co., Ltd.
  (Software)                       73,800  $ 21,660,968
Nissin Foods Holdings Co.,
  Ltd. (Food Products)            212,000     7,598,473
X  NTT DoCoMo, Inc. (Wireless
  Telecommunication Services)      11,556    20,182,791
OBIC Co., Ltd. (IT Services)        3,760       774,322
Sankyo Co., Ltd. (Leisure
  Equipment & Products)           133,300     7,527,781
Shin-Etsu Chemical Co., Ltd.
  (Chemicals)                      94,900     5,142,998
Square Enix Holdings Co.,
  Ltd. (Software)                 204,000     3,618,180
Suruga Bank, Ltd. (Commercial
  Banks)                          385,000     3,584,924
Tokio Marine Holdings, Inc.
  (Insurance)                      38,500     1,150,874
Toyota Motor Corp., Sponsored
  ADR (Automobiles) (a)            73,300     5,763,579
Toyota Motor Corp.
  (Automobiles)                   110,000     4,362,606
                                           ------------
                                            116,529,176
                                           ------------


MEXICO 1.8%
Grupo Televisa S.A.,
  Sponsored ADR (Media)
  (a)(b)                          392,000    10,164,560
                                           ------------


NETHERLANDS 2.1%
Koninklijke Ahold N.V. (Food
  & Staples Retailing)            896,100    11,826,099
                                           ------------


NORWAY 0.4%
StatoilHydro A.S.A. (Oil, Gas
  & Consumable Fuels)              98,800     2,346,797
                                           ------------


REPUBLIC OF KOREA 0.2%
SK Telecom Co., Ltd., ADR
  (Wireless Telecommunication
  Services) (a)                    73,000     1,359,990
                                           ------------


SINGAPORE 0.7%
DBS Group Holdings, Ltd.
  (Commercial Banks)              126,000     1,405,945
Singapore Airport Terminal
  Services, Ltd.
  (Transportation
  Infrastructure)                 676,000     1,517,030
Singapore Technologies
  Engineering, Ltd.
  (Aerospace & Defense)           455,800     1,214,662
                                           ------------
                                              4,137,637
                                           ------------

SPAIN 4.8%
Enagas (Gas Utilities)            494,000     9,845,871
Gestevision Telecinco S.A.
  (Media)                         335,900     3,694,144
Grifols S.A. (Biotechnology)      539,600     7,354,888
Indra Sistemas S.A. (IT
  Services)                       343,900     5,875,392
                                           ------------
                                             26,770,295
                                           ------------

SWITZERLAND 16.5%
ABB, Ltd., Sponsored ADR
  (Electrical Equipment)
  (a)(b)                          371,800     8,346,910
Actelion, Ltd. Registered
  (Biotechnology) (b)             165,900     9,084,578
Credit Suisse Group A.G.,
  Sponsored ADR (Capital
  Markets) (a)                    229,100     9,257,931
X  Nestle S.A. Registered
  (Food Products)                 205,510    12,033,874
Nobel Biocare Holding A.G.
  (Health Care Equipment &
  Supplies)                       366,400     6,908,697
X  Roche Holding A.G.,
  Genusscheine
  (Pharmaceuticals)               164,866    24,156,837
X  Syngenta A.G., ADR
  (Chemicals) (a)                 242,300    14,242,394
UBS A.G. (Capital Markets)
  (b)                             558,400     9,196,848
                                           ------------
                                             93,228,069
                                           ------------

UNITED KINGDOM 14.9%
Barclays PLC (Commercial
  Banks)                          802,500     3,273,705
BHP Billiton PLC, ADR (Metals
  & Mining) (a)                    13,500     1,086,750
De La Rue PLC (Commercial
  Services & Supplies)            322,800     4,124,357
easyJet PLC (Airlines) (b)         91,200       625,635
Johnson Matthey PLC
  (Chemicals)                     212,000     6,736,182
Lloyds TSB Group PLC
  (Commercial Banks) (b)        3,862,972     3,956,951
X  Man Group PLC (Capital
  Markets)                      5,126,100    23,656,611
Royal Dutch Shell PLC Class
  A, ADR (Oil, Gas &
  Consumable Fuels) (a)           145,200     9,696,456
X  Scottish & Southern Energy
  PLC (Electric Utilities)        642,560    12,272,231
X  Tesco PLC (Food & Staples
  Retailing)                    2,832,999    18,771,938
                                           ------------
                                             84,200,816
                                           ------------

UNITED STATES 0.7%
Philip Morris International,
  Inc. (Tobacco)                   41,100     2,405,583
Synthes, Inc. (Health Care
  Equipment & Supplies)             9,900     1,337,294
                                           ------------
                                              3,742,877
                                           ------------
Total Common Stocks
  (Cost $488,733,517)                       514,575,204
                                           ------------


                                NUMBER OF
                                 WARRANTS

WARRANTS 3.5%
-------------------------------------------------------

IRELAND 3.5%
X  Ryanair Holdings PLC Class
  A
  Strike Price E 0.000001
  Expires 4/3/18 (Airlines)
  (b)(c)                        3,850,425    19,372,140
                                           ------------
Total Warrants
  (Cost $16,967,907)                         19,372,140
                                           ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-231

                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 1.4%
-------------------------------------------------------

REPURCHASE AGREEMENT 1.4%
UNITED STATES 1.4%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $7,938,298
  (Collateralized by a United
  States Treasury Note with a
  rate of 1.375% and a
  maturity date of 5/15/13,
  with a Principal
  Amount of $7,980,000 and a
  Market Value of $8,102,094)
  (Capital Markets)            $7,938,292  $  7,938,292
                                           ------------
Total Short-Term Investment
  (Cost $7,938,292)                           7,938,292
                                           ------------
Total Investments
  (Cost $513,639,716) (f)            96.2%  541,885,636
Other Assets, Less
  Liabilities                         3.8    21,641,678
                               ----------  ------------

Net Assets                          100.0% $563,527,314
                               ==========  ============





                                                UNREALIZED
                             CONTRACTS        APPRECIATION
                                  LONG  (DEPRECIATION) (D)
FUTURES CONTRACTS 0.0%++
----------------------------------------------------------

Dow Jones EURO STOXX 50
  Index
  March 2011 (10 Year) (e)      671              $(629,373)
FTSE 100 Index
  March 2011 (10 Year) (e)      139                127,496
Topix Index
  March 2011 (10 Year) (e)      114                224,658
                                                 ---------
Total Futures Contracts
  (Settlement Value
  $50,404,466)                                   $(277,219)
                                                 =========






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  ADR--American Depositary Receipt.
(b)  Non-income producing security.
(c)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(d)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31,
     2010.
(e)  At December 31, 2010, cash in the amount
     of $2,858,839 is on deposit with the
     broker for futures transactions.
(f)  At December 31, 2010, cost is
     $516,603,855 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $ 54,975,701
Gross unrealized depreciation       (29,693,920)
                                   ------------
Net unrealized appreciation        $ 25,281,781
                                   ============



The following abbreviation is used in the above portfolio:

E--Euro


M-232    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets and liabilities.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                         PRICES
                                                      IN ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER    SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE   UNOBSERVABLE
                                                         ASSETS       INPUTS         INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)      (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                      $514,575,204   $       --       $     --  $514,575,204
Warrants                                             19,372,140           --             --    19,372,140
Short-Term Investment
  Repurchase Agreement                                       --    7,938,292             --     7,938,292
                                                   ------------   ----------       --------  ------------
Total Investments in Securities                     533,947,344    7,938,292             --   541,885,636
                                                   ------------   ----------       --------  ------------
Other Financial Instruments
  Futures Contracts Long (b)                            352,154           --             --       352,154
  Foreign Currency Forward Contracts (c)                     --       60,608             --        60,608
                                                   ------------   ----------       --------  ------------
Total Investments in Securities and Other
  Financial Instruments                            $534,299,498   $7,998,900       $     --  $542,298,398
                                                   ============   ==========       ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

(c) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 6)

LIABILITY VALUATION INPUTS

                                                          QUOTED
                                                          PRICES
                                                       IN ACTIVE  SIGNIFICANT
                                                     MARKETS FOR        OTHER   SIGNIFICANT
                                                       IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                          ASSETS       INPUTS        INPUTS
 DESCRIPTION                                           (LEVEL 1)    (LEVEL 2)     (LEVEL 3)        TOTAL
Other Financial Instruments
  Futures Contracts Long (a)                           $(629,373) $        --      $     --  $  (629,373)
  Foreign Currency Forward Contracts (b)                      --   (1,809,058)           --   (1,809,058)
                                                       ---------  -----------      --------  -----------
Total Investments Sold Short and Other Financial
  Instruments                                          $(629,373) $(1,809,058)          $--  $(2,438,431)
                                                       =========  ===========      ========  ===========




(a) The value listed for these securities reflects unrealized depreciation as shown on the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 6)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2010, foreign securities with a total value of $318,308,777 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The 2009 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio's policies and procedures. Fair values at December 31, 2010 for these securities are based on quoted prices in active markets for identical investments. (See
Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-233

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                      VALUE  PERCENT +
Aerospace & Defense            $  1,214,662      0.2%
Airlines                         23,115,301      4.2
Automobiles                      10,126,185      1.8
Biotechnology                    16,439,466      2.9
Capital Markets                  62,107,913     11.1
Chemicals                        26,121,574      4.6
Commercial Banks                 18,608,882      3.2
Commercial Services &
  Supplies                        4,124,357      0.7
Communications Equipment         18,540,912      3.3
Construction & Engineering        7,021,373      1.3
Diversified Financial
  Services                       11,075,254      2.0
Diversified Telecommunication
  Services                        5,311,491      1.0
Electric Utilities               16,717,971      3.0
Electrical Equipment             13,682,508      2.5
Electronic Equipment &
  Instruments                     3,680,047      0.6
Food & Staples Retailing         30,598,037      5.4
Food Products                    19,632,347      3.5
Gas Utilities                    12,517,658      2.3
Health Care Equipment &
  Supplies                        8,245,991      1.5
Hotels, Restaurants & Leisure    15,198,458      2.6
IT Services                       6,649,714      1.1
Insurance                        21,712,785      3.8
Leisure Equipment & Products      7,527,781      1.3
Media                            17,488,212      3.2
Metals & Mining                  14,272,336      2.5
Office Electronics                4,765,834      0.8
Oil, Gas & Consumable Fuels      25,174,993      4.4
Personal Products                   826,799      0.1
Pharmaceuticals                  30,168,433      5.4
Real Estate Management &
  Development                     6,752,260      1.2
Software                         29,559,870      5.3
Specialty Retail                  7,936,030      1.4
Tobacco                           7,472,519      1.3
Transportation Infrastructure     1,517,030      0.3
Wireless Telecommunication
  Services                       35,980,653      6.4
                               ------------    -----
                                541,885,636     96.2
Other Assets, Less
  Liabilities                    21,641,678      3.8
                               ------------    -----
Net Assets                     $563,527,314    100.0%
                               ============    =====




+    Percentages indicated are based on
     Portfolio net assets.




M-234    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $513,639,716)      $541,885,636
Cash denominated in foreign
  currencies
  (identified cost $19,705,015)         20,152,496
Foreign cash collateral on deposit
  at broker
  (identified cost $2,834,491) (See
  Note 6)                                2,858,839
Cash                                        25,483
Receivables:
  Dividends and interest                 1,059,363
  Fund shares sold                         139,811
  Variation margin on futures
     contracts                               1,129
Unrealized appreciation on foreign
  currency forward contracts                60,608
                                      ------------
     Total assets                      566,183,365
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Manager (See Note 3)                     415,804
  Fund shares redeemed                     178,813
  Variation margin on futures
     contracts                              83,674
  NYLIFE Distributors (See Note 3)          61,940
  Professional fees                         55,163
  Shareholder communication                 37,105
  Custodian                                 12,138
  Directors                                  1,260
Accrued expenses                             1,096
Unrealized depreciation on foreign
  currency forward contracts             1,809,058
                                      ------------
  Total liabilities                      2,656,051
                                      ------------
Net assets                            $563,527,314
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    441,461
Additional paid-in capital             612,300,174
                                      ------------
                                       612,741,635
Undistributed net investment income     13,456,756
Accumulated net realized loss on
  investments, futures transactions
  and foreign currency transactions    (89,425,522)
Net unrealized appreciation on
  investments and futures contracts     27,968,701
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                             (1,214,256)
                                      ------------
Net assets                            $563,527,314
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $265,519,220
                                      ============
Shares of capital stock outstanding     20,712,880
                                      ============
Net asset value per share
  outstanding                         $      12.82
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $298,008,094
                                      ============
Shares of capital stock outstanding     23,433,205
                                      ============
Net asset value per share
  outstanding                         $      12.72
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-235

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends (a)                       $17,289,936
  Interest                                 15,204
                                      -----------
     Total income                      17,305,140
                                      -----------
EXPENSES
  Manager (See Note 3)                  4,618,615
  Distribution and service--Service
     Class (See Note 3)                   679,104
  Custodian                               225,101
  Professional fees                       119,961
  Shareholder communication               116,452
  Directors                                17,506
  Miscellaneous                            19,863
                                      -----------
     Total expenses                     5,796,602
                                      -----------
Net investment income                  11,508,538
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
-------------------------------------------------
Net realized gain on:
  Security transactions                 4,939,447
  Futures transactions                  3,151,387
  Foreign currency transactions         1,474,772
                                      -----------
Net realized gain on investments,
  futures transactions and foreign
  currency transactions                 9,565,606
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                           7,857,382
  Futures contracts                    (1,864,585)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                   (848,139)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, futures contracts and
  foreign currency translations         5,144,658
                                      -----------
Net realized and unrealized gain on
  investments, futures transactions
  and foreign currency transactions    14,710,264
                                      -----------
Net increase in net assets resulting
  from operations                     $26,218,802
                                      ===========





(a) Dividends recorded net of foreign withholding taxes in the amount of $1,512,503.


M-236    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $ 11,508,538  $ 12,012,691
 Net realized gain (loss)
  on investments, futures
  transactions and foreign
  currency transactions          9,565,606   (17,916,306)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, futures
  contracts and foreign
  currency translations          5,144,658    86,822,751
                              --------------------------
 Net increase in net assets
  resulting from operations     26,218,802    80,919,136
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class               (8,129,092)  (16,571,711)
    Service Class               (8,626,963)  (15,834,103)
                              --------------------------
 Total dividends to
  shareholders                 (16,756,055)  (32,405,814)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        81,922,077    41,547,694
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends     16,756,055    32,405,814
 Cost of shares redeemed       (63,586,275)  (70,237,568)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions         35,091,857     3,715,940
                              --------------------------
    Net increase in net
     assets                     44,554,604    52,229,262
NET ASSETS
--------------------------------------------------------
Beginning of year              518,972,710   466,743,448
                              --------------------------
End of year                   $563,527,314  $518,972,710
                              ==========================
Undistributed net investment
 income at end of year        $ 13,456,756  $ 16,797,492
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-237

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  12.63        $  11.30        $  18.29        $  18.68        $  14.39
                                     --------        --------        --------        --------        --------
Net investment income                    0.29 (b)        0.32 (a)        0.59 (a)        0.39 (a)        0.29 (a)
Net realized and unrealized gain
  (loss) on investments                  0.30            1.74           (5.71)           0.62            4.38
Net realized and unrealized gain
  (loss) on foreign currency
  transactions                           0.01            0.13            0.31           (0.04)          (0.16)
                                     --------        --------        --------        --------        --------
Total from investment operations         0.60            2.19           (4.81)           0.97            4.51
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.41)          (0.86)          (0.24)          (0.13)          (0.05)
  From net realized gain on
     investments                           --              --           (1.94)          (1.23)          (0.17)
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.41)          (0.86)          (2.18)          (1.36)          (0.22)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  12.82        $  12.63        $  11.30        $  18.29        $  18.68
                                     ========        ========        ========        ========        ========
Total investment return                  4.90%          19.36%         (25.67%)          4.93%          31.33%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  2.34%           2.75%           3.87%           1.99%           1.79%
  Net expenses                           0.98%           0.99%           0.96%           0.89%           0.92%
Portfolio turnover rate                    42%             83%             89%             54%             44%
Net assets at end of year (in
  000's)                             $265,519        $256,710        $244,533        $358,292        $355,382



(a)  Per share data based on average shares outstanding during the period.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid
     $0.30 per share.




M-238    MainStay VP International Equity Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
        2010              2009              2008              2007              2006

      $  12.54          $  11.22          $  18.17          $  18.59          $  14.35
      --------          --------          --------          --------          --------
          0.23 (b)          0.28 (a)          0.54 (a)          0.32 (a)          0.25 (a)
          0.32              1.73             (5.67)             0.63              4.35

          0.01              0.13              0.31             (0.03)            (0.16)
      --------          --------          --------          --------          --------
          0.56              2.14             (4.82)             0.92              4.44
      --------          --------          --------          --------          --------

         (0.38)            (0.82)            (0.19)            (0.11)            (0.03)
            --                --             (1.94)            (1.23)            (0.17)
      --------          --------          --------          --------          --------
         (0.38)            (0.82)            (2.13)            (1.34)            (0.20)
      --------          --------          --------          --------          --------
      $  12.72          $  12.54          $  11.22          $  18.17          $  18.59
      ========          ========          ========          ========          ========
          4.63%            19.06%           (25.86%)            4.67%            31.00%

          2.10%             2.47%             3.60%             1.68%             1.50%
          1.23%             1.24%             1.21%             1.14%             1.17%
            42%               83%               89%               54%               44%
      $298,008          $262,263          $222,210          $303,642          $217,511




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-239

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                         MAINSTAY VP         MAINSTAY VP
                          LARGE CAP           LARGE CAP
                      GROWTH PORTFOLIO    GROWTH PORTFOLIO    RUSSELL 1000(R)    S&P 500(R)
                        INITIAL CLASS       SERVICE CLASS       GROWTH INDEX        INDEX
                      ----------------    ----------------    ---------------    ----------
12/31/00                    10000               10000              10000            10000
12/31/01                     8344                8323               7958             8811
12/31/02                     5990                5961               5739             6864
12/31/03                     7671                7614               7446             8833
12/31/04                     7493                7419               7915             9794
12/31/05                     7819                7723               8332            10275
12/31/06                     8385                8262               9088            11898
12/31/07                    10175               10001              10161            12552
12/31/08                     6227                6107               6255             7908
12/31/09                     8721                8530               8583            10001
12/31/10                    10132                9886              10017            11507




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        16.18%        5.32%          0.13%         0.81%
-----------------------------------------------------------------------------
Service Class Shares(3)     15.89         5.06          -0.11          1.06
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                               ONE      FIVE     TEN
                                                                   YEAR     YEARS    YEARS
Russell 1000(R) Growth Index(4)                                   16.71%    3.75%    0.02%
------------------------------------------------------------------------------------------
S&P 500(R) Index(4)                                               15.06     2.29     1.41
------------------------------------------------------------------------------------------
Average Lipper Variable Products Large-Cap Growth Portfolio(5)    15.62     2.85     0.05
------------------------------------------------------------------------------------------







1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 0.12% for Initial Class shares and -0.13% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 6, 2003, includes the historical performance of Initial Class shares through June 5, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500(R) index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-240    MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,292.80        $4.57          $1,021.20         $4.02
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,291.20        $6.01          $1,020.00         $5.30
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-241

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)


Computers & Peripherals                  8.3%
Software                                 8.3
Machinery                                6.1
Energy Equipment & Services              5.9
Internet & Catalog Retail                5.9
IT Services                              5.7
Capital Markets                          5.1
Internet Software & Services             4.2
Communications Equipment                 3.8
Diversified Financial Services           3.6
Metals & Mining                          3.4
Aerospace & Defense                      2.9
Road & Rail                              2.9
Health Care Providers & Services         2.8
Oil, Gas & Consumable Fuels              2.6
Multiline Retail                         2.3
Semiconductors & Semiconductor
  Equipment                              2.1
Construction & Engineering               1.8
Wireless Telecommunication Services      1.6
Pharmaceuticals                          1.4
Health Care Equipment & Supplies         1.3
Specialty Retail                         1.3
Air Freight & Logistics                  1.2
Hotels, Restaurants & Leisure            1.1
Personal Products                        1.1
Automobiles                              1.0
Electronic Equipment & Instruments       1.0
Food & Staples Retailing                 1.0
Health Care Technology                   1.0
Life Sciences Tools & Services           1.0
Beverages                                0.9
Biotechnology                            0.9
Food Products                            0.9
Media                                    0.9
Textiles, Apparel & Luxury Goods         0.9
Chemicals                                0.8
Auto Components                          0.7
Short-Term Investment                    2.3
Other Assets, Less Liabilities          -0.0++
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page M-244 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investment)


    1.  Apple, Inc.
    2.  Cognizant Technology Solutions Corp. Class
        A
    3.  Oracle Corp.
    4.  QUALCOMM, Inc.
    5.  Union Pacific Corp.
    6.  Priceline.com, Inc.
    7.  Goldman Sachs Group, Inc. (The)
    8.  Google, Inc. Class A
    9.  Express Scripts, Inc.
   10.  Schlumberger, Ltd.






M-242    MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP LARGE CAP GROWTH PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Large Cap Growth Portfolio returned 16.18% for Initial Class shares and 15.89% for Service Class shares. Both share classes outperformed the 15.62% return of the average Lipper(1) Variable Products Large-Cap Growth Portfolio and underperformed the 16.71% return of the Russell 1000(R) Growth Index(1) for the 12 months ended December 31, 2010. The Russell 1000(R) Growth Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

During the reporting period, stock selection had a positive impact on the Portfolio's performance relative to the Russell 1000(R) Growth Index. However, the negative impact of sector allocation caused the Portfolio to underperform its benchmark during the reporting period.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

During 2010, the sectors that made the strongest contributions to the Portfolio's performance relative to the Russell 1000(R) Growth Index were information technology, industrials and consumer staples. The sectors that detracted the most from the Portfolio's performance relative to the Index were health care, telecommunication services and financials.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

During the reporting period, the individual stocks that made the strongest contributions to the Portfolio's absolute performance were computers & peripherals company Apple, IT services company Cognizant Technology Solutions and Internet reser-vations company Priceline.com. Major detractors from the Portfolio's absolute performance included pharmacy company Medco Health Solutions, computers & peripherals company Hewlett-Packard and payments technology company Visa.

WERE ANY OTHER STOCKS PARTICULARLY NOTEWORTHY DURING THE REPORTING PERIOD?

Chinese Internet search-engine company Baidu, railroad company Union Pacific and metals & mining company Cliffs Natural Resources were also strong contributors to the Portfolio's returns.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

In the second quarter, the Portfolio meaningfully trimmed its position in Priceline.com on increased concerns about the possibility of a global economic slowdown. We added back much of the position near the end of the same quarter at substantially lower prices, just as the concerns generally abated. During the second half of 2010, the company's stock price advanced markedly.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During 2010, the Portfolio's sector weightings remained relatively consistent. The sector that experienced the greatest relative change was energy. As a result of a rebalancing of the Russell 1000(R) Growth Index near midyear, the Portfolio shifted from an overweight to an underweight position relative to its benchmark.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio retained its most substantially overweight sector positions in information technology and financials. These positions were similar to those at the beginning of the year. On the same date, the Portfolio's most substantially underweight positions--in health care and consumer staples--also showed little change from the beginning of the reporting period.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Large Cap Growth Portfolio on this page and the preceding pages has not been audited.

                                                mainstayinvestments.com    M-243

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010




                                   SHARES         VALUE
COMMON STOCKS 97.7%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.9%
Goodrich Corp.                     38,500  $  3,390,695
United Technologies Corp.          83,500     6,573,120
                                           ------------
                                              9,963,815
                                           ------------

AIR FREIGHT & LOGISTICS 1.2%
C.H. Robinson Worldwide, Inc.      53,100     4,258,089
                                           ------------


AUTO COMPONENTS 0.7%
BorgWarner, Inc. (a)               31,400     2,272,104
                                           ------------


AUTOMOBILES 1.0%
Ford Motor Co. (a)                205,900     3,457,061
                                           ------------


BEVERAGES 0.9%
PepsiCo, Inc.                      49,200     3,214,236
                                           ------------


BIOTECHNOLOGY 0.9%
Celgene Corp. (a)                  54,400     3,217,216
                                           ------------


CAPITAL MARKETS 5.1%
Franklin Resources, Inc.           43,100     4,793,151
X  Goldman Sachs Group, Inc.
  (The)                            59,200     9,955,072
TD Ameritrade Holding Corp.       169,100     3,211,209
                                           ------------
                                             17,959,432
                                           ------------

CHEMICALS 0.8%
Ecolab, Inc.                       57,900     2,919,318
                                           ------------


COMMUNICATIONS EQUIPMENT 3.8%
Juniper Networks, Inc. (a)         80,500     2,972,060
X  QUALCOMM, Inc.                 208,700    10,328,563
                                           ------------
                                             13,300,623
                                           ------------

COMPUTERS & PERIPHERALS 8.3%
X  Apple, Inc. (a)                 52,400    16,902,144
EMC Corp. (a)                     355,800     8,147,820
NetApp, Inc. (a)                   73,600     4,045,056
                                           ------------
                                             29,095,020
                                           ------------

CONSTRUCTION & ENGINEERING 1.8%
Fluor Corp.                        92,600     6,135,676
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 3.6%
CME Group, Inc.                    12,200     3,925,350
IntercontinentalExchange,
  Inc. (a)                         25,000     2,978,750
JPMorgan Chase & Co.              130,600     5,540,052
                                           ------------
                                             12,444,152
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.0%
Amphenol Corp. Class A             66,300     3,499,314
                                           ------------


ENERGY EQUIPMENT & SERVICES 5.9%
FMC Technologies, Inc. (a)         87,200     7,752,952
Halliburton Co.                    95,500     3,899,265
X  Schlumberger, Ltd.             107,900     9,009,650
                                           ------------
                                             20,661,867
                                           ------------

FOOD & STAPLES RETAILING 1.0%
Costco Wholesale Corp.             49,200     3,552,732
                                           ------------


FOOD PRODUCTS 0.9%
Green Mountain Coffee
  Roasters, Inc. (a)               92,600     3,042,836
                                           ------------


HEALTH CARE EQUIPMENT & SUPPLIES 1.3%
Edwards Lifesciences Corp.
  (a)                              18,200     1,471,288
Varian Medical Systems, Inc.
  (a)                              42,300     2,930,544
                                           ------------
                                              4,401,832
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 2.8%
X  Express Scripts, Inc. (a)      182,800     9,880,340
                                           ------------


HEALTH CARE TECHNOLOGY 1.0%
Cerner Corp. (a)                   38,500     3,647,490
                                           ------------


HOTELS, RESTAURANTS & LEISURE 1.1%
Yum! Brands, Inc.                  76,200     3,737,610
                                           ------------


INTERNET & CATALOG RETAIL 5.9%
Amazon.com, Inc. (a)               48,300     8,694,000
Netflix, Inc. (a)                  10,900     1,915,130
X  Priceline.com, Inc. (a)         24,950     9,968,772
                                           ------------
                                             20,577,902
                                           ------------

INTERNET SOFTWARE & SERVICES 4.2%
Baidu, Inc., Sponsored ADR
  (a)(b)                           48,300     4,662,399
X  Google, Inc. Class A (a)        16,750     9,948,998
                                           ------------
                                             14,611,397
                                           ------------

IT SERVICES 5.7%
X  Cognizant Technology
  Solutions Corp. Class A (a)     200,700    14,709,303
Visa, Inc. Class A                 75,900     5,341,842
                                           ------------
                                             20,051,145
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 1.0%
Agilent Technologies, Inc.
  (a)                              84,800     3,513,264
                                           ------------




+ Percentages indicated are based on Fund net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

M-244    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
MACHINERY 6.1%
Danaher Corp.                     189,900  $  8,957,583
Deere & Co.                        73,900     6,137,395
Illinois Tool Works, Inc.         113,800     6,076,920
                                           ------------
                                             21,171,898
                                           ------------

MEDIA 0.9%
Scripps Networks Interactive
  Class A                          59,900     3,099,825
                                           ------------


METALS & MINING 3.4%
Cliffs Natural Resources,
  Inc.                             87,700     6,841,477
Walter Energy, Inc.                38,000     4,857,920
                                           ------------
                                             11,699,397
                                           ------------

MULTILINE RETAIL 2.3%
Dollar General Corp. (a)          109,700     3,364,499
Kohl's Corp. (a)                   84,100     4,569,994
                                           ------------
                                              7,934,493
                                           ------------


OIL, GAS & CONSUMABLE FUELS 2.6%
Occidental Petroleum Corp.         57,200     5,611,320
Peabody Energy Corp.               54,700     3,499,706
                                           ------------
                                              9,111,026
                                           ------------

PERSONAL PRODUCTS 1.1%
Estee Lauder Cos., Inc. (The)
  Class A                          48,400     3,905,880
                                           ------------


PHARMACEUTICALS 1.4%
Shire PLC, Sponsored ADR (b)       69,100     5,001,458
                                           ------------


ROAD & RAIL 2.9%
X  Union Pacific Corp.            110,500    10,238,930
                                           ------------


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.1%
ASML Holding N.V.                 100,006     3,834,230
Texas Instruments, Inc.           102,900     3,344,250
                                           ------------
                                              7,178,480
                                           ------------

SOFTWARE 8.3%
Autodesk, Inc. (a)                128,900     4,923,980
Citrix Systems, Inc. (a)           87,900     6,013,239
Intuit, Inc. (a)                   72,500     3,574,250
X  Oracle Corp.                   346,100    10,832,930
Salesforce.com, Inc. (a)           20,800     2,745,600
VMware, Inc. Class A (a)            8,000       711,280
                                           ------------
                                             28,801,279
                                           ------------

SPECIALTY RETAIL 1.3%
O'Reilly Automotive, Inc. (a)      72,400     4,374,408
                                           ------------


TEXTILES, APPAREL & LUXURY GOODS 0.9%
NIKE, Inc. Class B                 37,800     3,228,876
                                           ------------


WIRELESS TELECOMMUNICATION SERVICES 1.6%
American Tower Corp. Class A
  (a)                             108,900     5,623,596
                                           ------------
Total Common Stocks
  (Cost $259,517,710)                       340,784,017
                                           ------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 2.3%
-------------------------------------------------------

REPURCHASE AGREEMENT 2.3%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $7,979,192 (Collateralized
  by a United States Treasury
  Note with a rate of 2.50%
  and a maturity date of
  4/30/15, with a Principal
  Amount of $7,845,000 and a
  Market Value of $8,139,188)  $7,979,185     7,979,185
                                           ------------
Total Short-Term Investment
  (Cost $7,979,185)                           7,979,185
                                           ------------
Total Investments
  (Cost $267,496,895)(c)            100.0%  348,763,202
Other Assets, Less
  Liabilities                        (0.0)++   (104,309)
                               ----------  ------------

Net Assets                          100.0% $348,658,893
                               ==========  ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  At December 31, 2010, cost is
     $268,718,201 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $81,569,854
Gross unrealized depreciation       (1,524,853)
                                   -----------
Net unrealized appreciation        $80,045,001
                                   ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-245

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                      $340,784,017   $       --      $     --  $340,784,017
Short-Term Investment
  Repurchase Agreement                                       --    7,979,185            --     7,979,185
                                                   ------------   ----------      --------  ------------
Total Investments in Securities                    $340,784,017   $7,979,185           $--  $348,763,202
                                                   ============   ==========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


M-246    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $267,496,895)      $348,763,202
Receivables:
  Dividends and interest                   222,522
  Fund shares sold                          93,554
                                      ------------
     Total assets                      349,079,278
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Manager (See Note 3)                     218,406
  Fund shares redeemed                     104,875
  Professional fees                         38,388
  NYLIFE Distributors (See Note 3)          34,387
  Shareholder communication                 20,534
  Custodian                                  1,424
  Directors                                    698
Accrued expenses                             1,673
                                      ------------
     Total liabilities                     420,385
                                      ------------
Net assets                            $348,658,893
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    234,595
Additional paid-in capital             318,163,364
                                      ------------
                                       318,397,959
Accumulated net realized loss on
  investments                          (51,005,373)
Net unrealized appreciation on
  investments                           81,266,307
                                      ------------
Net assets                            $348,658,893
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $184,347,622
                                      ============
Shares of capital stock outstanding     12,322,997
                                      ============
Net asset value per share
  outstanding                         $      14.96
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $164,311,271
                                      ============
Shares of capital stock outstanding     11,136,506
                                      ============
Net asset value per share
  outstanding                         $      14.75
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-247

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME (LOSS)
-------------------------------------------------
INCOME
  Dividends (a)                       $ 2,039,937
  Interest                                    731
                                      -----------
     Total income                       2,040,668
                                      -----------
EXPENSES
  Manager (See Note 3)                  2,363,107
  Distribution and service--Service
     Class (See Note 3)                   337,660
  Professional fees                        79,032
  Shareholder communication                69,133
  Custodian                                16,216
  Directors                                10,596
  Miscellaneous                            15,935
                                      -----------
     Total expenses before waiver       2,891,679
  Expense waiver from Manager (See
     Note 3)                              (31,315)
                                      -----------
  Net expenses                          2,860,364
                                      -----------
Net investment loss                      (819,696)
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on investments       30,626,739
Net change in unrealized
  appreciation (depreciation) on
  investments                          15,907,268
                                      -----------
Net realized and unrealized gain on
  investments                          46,534,007
                                      -----------
Net increase in net assets resulting
  from operations                     $45,714,311
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $11,460.


M-248    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010          2009
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------
Operations:
 Net investment loss          $    (819,696) $   (223,196)
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                   30,626,739   (17,840,058)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    15,907,268   118,741,471
                              ---------------------------
 Net increase in net assets
  resulting from operations      45,714,311   100,678,217
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         86,045,286    53,105,240
 Cost of shares redeemed       (131,982,884)  (58,699,753)
                              ---------------------------
  Decrease in net assets
       derived from capital
       share transactions       (45,937,598)   (5,594,513)
                              ---------------------------
  Net increase (decrease)
       in net assets               (223,287)   95,083,704
NET ASSETS
---------------------------------------------------------
Beginning of year               348,882,180   253,798,476
                              ---------------------------
End of year                   $ 348,658,893  $348,882,180
                              ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-249

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $  12.88        $   9.19        $  15.04        $  12.39        $  11.57
                                     --------        --------        --------        --------        --------
Net investment income (loss) (a)        (0.02)           0.00++         (0.01)           0.02            0.01
Net realized and unrealized gain
  (loss) on investments                  2.10            3.69           (5.83)           2.63            0.83
                                     --------        --------        --------        --------        --------
Total from investment operations         2.08            3.69           (5.84)           2.65            0.84
                                     --------        --------        --------        --------        --------
Less dividends:
  From net investment income               --              --           (0.01)          (0.00)++        (0.02)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  14.96        $  12.88        $   9.19        $  15.04        $  12.39
                                     ========        ========        ========        ========        ========
Total investment return                 16.15% (b)      40.15%(b)      (38.80%)         21.35%           7.24%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)          (0.16%)          0.00%(c)       (0.05%)          0.11%           0.07%
  Net expenses                           0.80%           0.80%           0.76%           0.70%           0.79%#
  Expenses (before
     waiver/reimbursement)               0.81%           0.81%           0.78%           0.72%           0.81%#
Portfolio turnover rate                    98%             68%            111%             82%             96%
Net assets at end of year (in
  000's)                             $184,348        $230,769        $184,911        $266,473        $181,657



++   Less than one cent per share.
#    Includes fees paid indirectly which amounted to 0.01% of average net assets for the year ended December 31, 2006.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)  Less than one-hundredth of a percent.




M-250    MainStay VP Large Cap Growth Portfolio       The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                         SERVICE CLASS
      -----------------------------------------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
      -----------------------------------------------------------------------------------
        2010              2009              2008             2007             2006

      $  12.73          $   9.11          $ 14.93          $ 12.33          $ 11.53
      --------          --------          -------          -------          -------
         (0.05)            (0.03)           (0.04)           (0.02)           (0.02)
          2.07              3.65            (5.78)            2.62             0.82
      --------          --------          -------          -------          -------
          2.02              3.62            (5.82)            2.60             0.80
      --------          --------          -------          -------          -------

            --                --               --               --            (0.00)++
      --------          --------          -------          -------          -------
      $  14.75          $  12.73          $  9.11          $ 14.93          $ 12.33
      ========          ========          =======          =======          =======
         15.87% (b)        39.74% (b)      (38.94%)          21.05%            6.97%

         (0.39%)           (0.26%)          (0.29%)          (0.13%)          (0.18%)
          1.05%             1.05%            1.01%            0.95%            1.04% #
          1.06%             1.06%            1.03%            0.97%            1.06% #
            98%               68%             111%              82%              96%
      $164,311          $118,113          $68,887          $75,403          $39,592




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-251

MAINSTAY VP MID CAP CORE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                        MAINSTAY VP       MAINSTAY VP
                          MID CAP           MID CAP
                      CORE PORTFOLIO    CORE PORTFOLIO    RUSSELL MIDCAP(R)
                       INITIAL CLASS     SERVICE CLASS          INDEX
                      --------------    --------------    -----------------
07/02/01                   10000             10000              10000
                            9414              9402               9626
                            8197              8167               8068
                           11102             11032              11300
                           13574             13456              13585
                           15726             15550              15304
                           18079             17832              17640
                           18988             18682              18627
                           10968             10765              10904
                           15019             14703              15318
12/31/10                   18569             18133              19221




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                       SINCE        GROSS
                                                     INCEPTION     EXPENSE
CLASS                      ONE YEAR    FIVE YEARS     (7/2/01)    RATIO(1)
--------------------------------------------------------------------------
Initial Class Shares        23.64%        3.38%        6.72%        0.95%
--------------------------------------------------------------------------
Service Class Shares(2)     23.33         3.12         6.46         1.20
--------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                           ONE      FIVE    SINCE INCEPTION
                                                               YEAR     YEARS        (7/2/01)
Russell Midcap(R) Index(3)                                    25.48%    4.66%         7.12%
------------------------------------------------------------------------------------------------
Average Lipper Variable Products Mid-Cap Core Portfolio(4)    24.78     4.28          6.42
------------------------------------------------------------------------------------------------







1. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. diversified equity large-cap floor. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400(R) Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-252    MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,269.70        $5.15          $1,020.70         $4.58
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,268.10        $6.57          $1,019.40         $5.85
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.90% for Initial Class and 1.15% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-253

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)


Insurance                                7.5%
Oil, Gas & Consumable Fuels              6.9
Machinery                                5.7
Specialty Retail                         5.3
Software                                 5.0
Semiconductors & Semiconductor
  Equipment                              4.3
Real Estate Investment Trusts            3.5
Health Care Providers & Services         3.3
Chemicals                                3.2
Hotels, Restaurants & Leisure            3.2
Energy Equipment & Services              3.0
Media                                    2.9
Diversified Telecommunication
  Services                               2.6
Computers & Peripherals                  2.4
Food Products                            2.1
Internet Software & Services             2.0
Pharmaceuticals                          1.9
IT Services                              1.8
Multi-Utilities                          1.8
Wireless Telecommunication Services      1.8
Auto Components                          1.7
Multiline Retail                         1.6
Beverages                                1.5
Communications Equipment                 1.5
Construction & Engineering               1.5
Airlines                                 1.4
Commercial Banks                         1.3
Electric Utilities                       1.3
Paper & Forest Products                  1.3
Internet & Catalog Retail                1.2
Exchange Traded Funds                    1.1
Life Sciences Tools & Services           1.1
Real Estate Management & Development     1.1
Personal Products                        1.0
Biotechnology                            0.9
Capital Markets                          0.9
Trading Companies & Distributors         0.9
Diversified Financial Services           0.8
Electronic Equipment & Instruments       0.7
Gas Utilities                            0.7
Electrical Equipment                     0.6
Food & Staples Retailing                 0.6
Health Care Equipment & Supplies         0.6
Road & Rail                              0.6
Professional Services                    0.5
Textiles, Apparel & Luxury Goods         0.5
Automobiles                              0.4
Diversified Consumer Services            0.4
Household Durables                       0.4
Tobacco                                  0.4
Commercial Services & Supplies           0.3
Consumer Finance                         0.2
Household Products                       0.2
Metals & Mining                          0.2
Containers & Packaging                   0.1
Independent Power Producers & Energy
  Traders                                0.1
Industrial Conglomerates                 0.1
Short-Term Investment                    0.1
Other Assets, Less Liabilities          -0.0++
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page M-257 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  Qwest Communications International, Inc.
    2.  Valero Energy Corp.
    3.  Murphy Oil Corp.
    4.  Intuit, Inc.
    5.  Annaly Capital Management, Inc.
    6.  AmerisourceBergen Corp.
    7.  Frontier Communications Corp.
    8.  W.W. Grainger, Inc.
    9.  Hartford Financial Services Group, Inc.
        (The)
   10.  Western Digital Corp.






M-254    MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Harvey Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP MID CAP CORE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Mid Cap Core Portfolio returned 23.64% for Initial Class shares and 23.33% for Service Class Shares. Both share classes underperformed the 24.78% return of the average Lipper(1) Variable Products Mid-Cap Core Portfolio and the 25.48% return of the Russell Midcap(R) Index(1) for the 12 months ended December 31, 2010. The Russell Midcap(R) Index is the Port-folio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

An emphasis on higher-quality stocks (that is, stocks of companies with positive and relatively dependable earnings) hurt the Portfolio's relative performance, particularly in December 2010. Continuing with the lower-quality theme from 2009, the smallest market-cap segment of the Russell Midcap(R) Index beat out the larger-market-cap segments, and what we viewed as the most attractively valued stocks underperformed the rest of the stocks in the benchmark. In this perverse environment, the Portfolio trailed the Russell Midcap(R) Index. Most of the Portfolio's underperformance occurred in December, when stocks with zero or negative earnings surged ahead of higher-quality issues. Lower-quality stocks gained almost 13% in one month, while the benchmark as a whole returned only about 7%.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

During 2010, the Portfolio's performance benefited from an underweight position relative to the Russell Midcap(R) Index in consumer staples, positive stock selection in health care and an overweight position in telecommunication services. On the other hand, an overweight position relative to the benchmark in information technology and stock selection in the financials and materials sectors detracted from the Portfolio's relative performance.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

During 2010, the Portfolio's top contributor to absolute performance was metal-processing company Timken, which benefited by being a critical supplier to automakers and the wind energy industry. The Portfolio also benefited from an overweight posi-tion in specialty retailer Limited Brands, which delivered positive earnings and sales surprises throughout the year. In the second half of the year, the Portfolio's overweight position in farm machinery company AGCO also helped the Portfolio's performance when rising commodity prices pushed the company's stock price higher.

An overweight position in computer memory company Micron made the stock the greatest detractor from the Portfolio's performance when the stock faltered because of extra chip inventory and production concerns. Maintaining an overweight position in computer hardware manufacturer Western Digital also detracted when the company delivered disappointing earnings. An overweight position in commercial printing services company R.R. Donnelley & Sons also had a negative impact on performance.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

The Portfolio purchased integrated telecommunications company CenturyTel in the last quarter of 2010, on the basis of the stock's momentum. The Portfolio also purchased telecommunications company Frontier Communications during the year, based on earnings quality and momentum. In the fourth quarter of 2010, the Portfolio purchased coal producer Arch Coal when our proprietary model gave the company strong scores for sales and earnings quality.

The Portfolio began the reporting period with an overweight position relative to the Russell Midcap(R) Index in health care services company Quest Diagnostics, which runs medical labs and provides testing services. In March, however, the Portfolio began selling the shares when our proprietary model detected deteriorating credit quality and earnings quality. During the reporting period the Portfolio also sold positions in health insurance company Unum Group on poor earnings quality and medical products company Hospira on valuation.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During 2010, the Portfolio increased its position in telecommunication services from modestly underweight to overweight relative to the Russell Midcap(R) Index. At the same time, the Portfolio purchased consumer staples, moving from a substantially underweight position to a modestly underweight position.

During the reporting period, the Portfolio trimmed a strong overweight position in materials to an underweight position, while reducing an overweight position in health care to an underweight position.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-255

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio was overweight relative to the Russell Midcap(R) Index in the information technology and consumer discretionary sectors, which we believe should fare well in an ongoing economic recovery. As of the same date, the Portfolio held underweight positions relative to the Russell Midcap(R) Index in financials (especially banks) and utilities.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Mid Cap Core Portfolio on this page and preceeding pages has not been audited.



M-256    MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                   SHARES         VALUE
COMMON STOCKS 98.8%+
-------------------------------------------------------

AIRLINES 1.4%
Delta Air Lines, Inc. (a)          20,328  $    256,133
Southwest Airlines Co.            361,576     4,693,256
United Continental Holdings,
  Inc. (a)                        228,212     5,436,010
                                           ------------
                                             10,385,399
                                           ------------

AUTO COMPONENTS 1.7%
Autoliv, Inc.                      37,370     2,949,988
Federal Mogul Corp. Class A
  (a)                              46,358       957,293
Lear Corp. (a)                     26,579     2,623,613
TRW Automotive Holdings Corp.
  (a)                             103,068     5,431,683
                                           ------------
                                             11,962,577
                                           ------------

AUTOMOBILES 0.4%
Harley-Davidson, Inc.              74,404     2,579,587
                                           ------------


BEVERAGES 1.5%
Coca-Cola Enterprises, Inc.       133,967     3,353,194
Constellation Brands, Inc.
  Class A (a)                      58,382     1,293,161
Dr. Pepper Snapple Group,
  Inc.                            165,140     5,806,323
Molson Coors Brewing Co.
  Class B                           1,157        58,070
                                           ------------
                                             10,510,748
                                           ------------

BIOTECHNOLOGY 0.9%
Cephalon, Inc. (a)                 80,932     4,995,123
Myriad Genetics, Inc. (a)          61,189     1,397,557
                                           ------------
                                              6,392,680
                                           ------------

CAPITAL MARKETS 0.9%
Ameriprise Financial, Inc.         52,257     3,007,390
Ares Capital Corp.                 21,307       351,139
Legg Mason, Inc.                   30,098     1,091,655
Raymond James Financial, Inc.      49,998     1,634,935
SEI Investments Co.                 5,358       127,467
T. Rowe Price Group, Inc.           3,524       227,439
                                           ------------
                                              6,440,025
                                           ------------

CHEMICALS 3.2%
Ashland, Inc.                      52,748     2,682,764
Cytec Industries, Inc.             80,270     4,259,126
Ecolab, Inc.                       22,302     1,124,467
Lubrizol Corp. (The)               52,723     5,635,034
Nalco Holding Co.                  57,612     1,840,127
PPG Industries, Inc.               11,779       990,261
Scotts Miracle-Gro Co. (The)
  Class A                          95,895     4,868,589
Sherwin-Williams Co. (The)         17,724     1,484,385
                                           ------------
                                             22,884,753
                                           ------------

COMMERCIAL BANKS 1.3%
BOK Financial Corp.                24,960     1,332,864
CIT Group, Inc. (a)                78,056     3,676,438
Cullen/Frost Bankers, Inc.          5,542       338,727
East-West Bancorp, Inc.            85,726     1,675,943
First Citizens BancShares,
  Inc. Class A                     11,023     2,083,898
Popular, Inc. (a)                  84,726       266,040
                                           ------------
                                              9,373,910
                                           ------------

COMMERCIAL SERVICES & SUPPLIES 0.3%
Avery Dennison Corp.               39,639     1,678,315
Covanta Holding Corp.              15,492       266,308
Iron Mountain, Inc.                 1,622        40,566
                                           ------------
                                              1,985,189
                                           ------------

COMMUNICATIONS EQUIPMENT 1.5%
CommScope, Inc. (a)                12,698       396,431
EchoStar Corp. Class A (a)         19,252       480,722
Harris Corp.                      103,249     4,677,180
Tellabs, Inc.                     738,497     5,007,010
                                           ------------
                                             10,561,343
                                           ------------

COMPUTERS & PERIPHERALS 2.4%
Lexmark International, Inc.
  Class A (a)                      70,287     2,447,393
NetApp, Inc. (a)                    2,335       128,332
SanDisk Corp. (a)                  53,073     2,646,220
Seagate Technology (a)            378,302     5,685,879
X  Western Digital Corp. (a)      182,064     6,171,969
                                           ------------
                                             17,079,793
                                           ------------

CONSTRUCTION & ENGINEERING 1.5%
KBR, Inc.                         185,312     5,646,457
Shaw Group, Inc. (The) (a)        143,092     4,898,039
                                           ------------
                                             10,544,496
                                           ------------

CONSUMER FINANCE 0.2%
Discover Financial Services        95,079     1,761,814
                                           ------------


CONTAINERS & PACKAGING 0.1%
Ball Corp.                          8,279       563,386
                                           ------------


DIVERSIFIED CONSUMER SERVICES 0.4%
Apollo Group, Inc. Class A
  (a)                              15,207       600,524
Career Education Corp. (a)          9,793       203,009
ITT Educational Services,
  Inc. (a)                         28,303     1,802,618
                                           ------------
                                              2,606,151
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 0.8%
Interactive Brokers Group,
  Inc.                             97,967     1,745,772
Leucadia National Corp.                91         2,656
Moody's Corp.                     119,669     3,176,015
NYSE Euronext                      21,789       653,234
                                           ------------
                                              5,577,677
                                           ------------



+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-257


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES 2.6%
X  Frontier Communications
  Corp.                           657,614  $  6,398,584
X  Qwest Communications
  International, Inc.           1,276,679     9,715,527
Windstream Corp.                  187,724     2,616,873
                                           ------------
                                             18,730,984
                                           ------------

ELECTRIC UTILITIES 1.3%
Allegheny Energy, Inc.             25,189       610,581
Edison International              111,205     4,292,513
FirstEnergy Corp.                  14,772       546,860
Progress Energy, Inc.              81,888     3,560,490
                                           ------------
                                              9,010,444
                                           ------------

ELECTRICAL EQUIPMENT 0.6%
General Cable Corp. (a)           108,338     3,801,581
Hubbel, Inc. Class B                1,818       109,316
Regal-Beloit Corp.                  2,154       143,801
                                           ------------
                                              4,054,698
                                           ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 0.7%
Jabil Circuit, Inc.                66,116     1,328,270
Vishay Intertechnology, Inc.
  (a)                             232,058     3,406,612
Vishay Precision Group, Inc.
  (a)                              29,751       560,509
                                           ------------
                                              5,295,391
                                           ------------

ENERGY EQUIPMENT & SERVICES 3.0%
Diamond Offshore Drilling,
  Inc.                             38,165     2,552,094
Dresser-Rand Group, Inc. (a)      123,156     5,245,214
Exterran Holdings, Inc. (a)       170,511     4,083,738
Nabors Industries, Ltd. (a)        66,196     1,552,958
Oceaneering International,
  Inc. (a)                         23,793     1,751,879
Patterson-UTI Energy, Inc.         64,269     1,384,997
SEACOR Holdings, Inc.              33,360     3,372,362
Superior Energy Services,
  Inc. (a)                         52,694     1,843,763
                                           ------------
                                             21,787,005
                                           ------------

FOOD & STAPLES RETAILING 0.6%
BJ's Wholesale Club, Inc. (a)      83,515     4,000,368
Safeway, Inc.                       9,728       218,783
                                           ------------
                                              4,219,151
                                           ------------

FOOD PRODUCTS 2.1%
Corn Products International,
  Inc.                            112,694     5,183,924
Dean Foods Co. (a)                    863         7,629
Del Monte Foods Co.                17,300       325,240
Sara Lee Corp.                    201,821     3,533,886
Smithfield Foods, Inc. (a)         41,715       860,580
Tyson Foods, Inc. Class A         280,238     4,825,698
                                           ------------
                                             14,736,957
                                           ------------

GAS UTILITIES 0.7%
Energen Corp.                      52,526     2,534,905
ONEOK, Inc.                         5,306       294,324
Questar Corp.                     107,956     1,879,514
                                           ------------
                                              4,708,743
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES 0.6%
CareFusion Corp. (a)              139,973     3,597,306
Cooper Cos., Inc. (The)            11,888       669,770
                                           ------------
                                              4,267,076
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 3.3%
X  AmerisourceBergen Corp.        189,588     6,468,743
CIGNA Corp.                        49,141     1,801,509
DaVita, Inc. (a)                   16,451     1,143,180
Health Management Associates,
  Inc. Class A (a)                 14,088       134,400
Health Net, Inc. (a)              181,099     4,942,192
Humana, Inc. (a)                  109,948     6,018,553
Lincare Holdings, Inc.            100,656     2,700,600
Universal Health Services,
  Inc. Class B                     16,982       737,358
                                           ------------
                                             23,946,535
                                           ------------

HOTELS, RESTAURANTS & LEISURE 3.2%
Brinker International, Inc.       242,164     5,056,384
Darden Restaurants, Inc.           64,660     3,002,810
Marriott International, Inc.
  Class A                          36,074     1,498,514
Panera Bread Co. Class A (a)       38,016     3,847,599
Penn National Gaming, Inc.
  (a)                              12,324       433,189
Royal Caribbean Cruises, Ltd.
  (a)                             109,305     5,137,335
Wendy's/Arby's Group, Inc.
  Class A                         451,090     2,084,036
Wyndham Worldwide Corp.               869        26,035
Wynn Resorts, Ltd.                 21,545     2,237,233
                                           ------------
                                             23,323,135
                                           ------------

HOUSEHOLD DURABLES 0.4%
D.R. Horton, Inc.                  31,117       371,226
Garmin, Ltd.                       14,186       439,624
Leggett & Platt, Inc.              23,657       538,433
Pulte Group, Inc. (a)             143,974     1,082,684
Whirlpool Corp.                     6,855       608,930
                                           ------------
                                              3,040,897
                                           ------------

HOUSEHOLD PRODUCTS 0.2%
Church & Dwight Co., Inc.             372        25,676
Energizer Holdings, Inc. (a)       15,029     1,095,614
                                           ------------
                                              1,121,290
                                           ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.1%
GenOn Energy, Inc. (a)             38,261       145,775
NRG Energy, Inc. (a)               26,510       518,005
                                           ------------
                                                663,780
                                           ------------



M-258    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
INDUSTRIAL CONGLOMERATES 0.1%
Textron, Inc.                      43,737  $  1,033,943
                                           ------------


INSURANCE 7.5%
Allied World Assurance Co.
  Holdings, Ltd.                   82,553     4,906,950
American Financial Group,
  Inc.                            150,646     4,864,359
Arch Capital Group, Ltd. (a)       47,030     4,140,992
Aspen Insurance Holdings,
  Ltd.                            168,075     4,810,306
Assurant, Inc.                     84,973     3,273,160
Assured Guaranty, Ltd.             28,414       502,928
Axis Capital Holdings, Ltd.       134,140     4,812,943
CNA Financial Corp. (a)            45,762     1,237,862
Endurance Specialty Holdings,
  Ltd.                             86,386     3,979,803
Fidelity National Financial,
  Inc. Class A                     31,615       432,493
X  Hartford Financial
  Services Group, Inc. (The)      233,108     6,175,031
PartnerRe, Ltd.                    38,319     3,078,932
Principal Financial Group,
  Inc.                            136,693     4,450,724
Progressive Corp. (The)            13,048       259,264
RenaissanceRe Holdings, Ltd.       58,092     3,699,879
Symetra Financial Corp.            39,971       547,603
Validus Holdings, Ltd.             72,600     2,222,286
XL Group PLC                       21,651       472,425
                                           ------------
                                             53,867,940
                                           ------------

INTERNET & CATALOG RETAIL 1.2%
Expedia, Inc.                     155,090     3,891,208
Liberty Media Corp.
  Interactive Class A (a)         118,656     1,871,205
Netflix, Inc. (a)                  15,112     2,655,178
Priceline.com, Inc. (a)             1,163       464,677
                                           ------------
                                              8,882,268
                                           ------------

INTERNET SOFTWARE & SERVICES 2.0%
AOL, Inc. (a)                     199,617     4,732,919
IAC/InterActiveCorp (a)           169,441     4,862,957
VeriSign, Inc.                    151,954     4,964,337
                                           ------------
                                             14,560,213
                                           ------------

IT SERVICES 1.8%
Amdocs, Ltd. (a)                  199,750     5,487,133
Broadridge Financial
  Solutions, Inc.                 189,755     4,161,327
Computer Sciences Corp.               366        18,154
Convergys Corp. (a)                78,695     1,036,413
DST Systems, Inc.                   3,237       143,561
Fidelity National Information
  Services, Inc.                   40,480     1,108,747
Total System Services, Inc.        65,393     1,005,744
                                           ------------
                                             12,961,079
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 1.1%
Bio-Rad Laboratories, Inc.
  Class A (a)                      13,684     1,421,084
Covance, Inc. (a)                  27,869     1,432,745
Pharmaceutical Product
  Development, Inc.               191,581     5,199,508
                                           ------------
                                              8,053,337
                                           ------------

MACHINERY 5.7%
AGCO Corp. (a)                    111,557     5,651,478
Bucyrus International, Inc.
  Class A                          10,058       899,185
CNH Global N.V. (a)                69,527     3,319,219
Cummins, Inc.                      26,418     2,906,244
Gardner Denver, Inc.                  422        29,042
Harsco Corp.                       10,330       292,546
Joy Global, Inc.                    6,197       537,590
Manitowoc Co., Inc. (The)         243,290     3,189,532
Navistar International Corp.
  (a)                              93,243     5,399,702
Oshkosh Corp. (a)                 155,969     5,496,347
SPX Corp.                          36,355     2,599,019
Timken Co. (The)                  113,295     5,407,570
Toro Co. (The)                     79,836     4,921,091
Valmont Industries, Inc.            6,114       542,495
                                           ------------
                                             41,191,060
                                           ------------

MEDIA 2.9%
Cablevision Systems Corp.
  Class A                         102,668     3,474,285
DISH Network Corp. Class A
  (a)                             128,498     2,526,271
Gannett Co., Inc.                  83,649     1,262,263
Interpublic Group of Cos.,
  Inc. (The) (a)                  507,659     5,391,339
John Wiley & Sons, Inc. Class
  A                                    78         3,529
McGraw-Hill Cos., Inc. (The)        3,510       127,799
Sirius XM Radio, Inc. (a)         338,961       555,896
Virgin Media, Inc.                173,654     4,730,335
Washington Post Co. Class B         5,445     2,393,077
                                           ------------
                                             20,464,794
                                           ------------

METALS & MINING 0.2%
Titanium Metals Corp. (a)             300         5,154
Walter Energy, Inc.                12,080     1,544,307
                                           ------------
                                              1,549,461
                                           ------------

MULTI-UTILITIES 1.8%
Consolidated Edison, Inc.           3,245       160,855
DTE Energy Co.                    123,255     5,585,916
Integrys Energy Group, Inc.       103,168     5,004,680
MDU Resources Group, Inc.         123,558     2,504,521
Xcel Energy, Inc.                     670        15,778
                                           ------------
                                             13,271,750
                                           ------------

MULTILINE RETAIL 1.6%
Big Lots, Inc. (a)                104,502     3,183,131
Dollar General Corp. (a)           15,020       460,663


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-259


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
MULTILINE RETAIL (CONTINUED)
Dollar Tree, Inc. (a)              38,970  $  2,185,438
Family Dollar Stores, Inc.        114,743     5,703,874
                                           ------------
                                             11,533,106
                                           ------------

OIL, GAS & CONSUMABLE FUELS 6.9%
Alpha Natural Resources, Inc.
  (a)                              87,839     5,272,975
Arch Coal, Inc.                   146,028     5,119,742
Atlas Energy, Inc. (a)             34,261     1,506,456
Cimarex Energy Co.                 53,846     4,766,986
Holly Corp.                        82,796     3,375,593
X  Murphy Oil Corp.                98,695     7,357,712
Newfield Exploration Co. (a)       13,425       968,077
Peabody Energy Corp.               28,002     1,791,568
Plains Exploration &
  Production Co. (a)               11,218       360,547
QEP Resources, Inc.               100,350     3,643,709
SM Energy Co.                       9,307       548,462
Sunoco, Inc.                      136,517     5,503,000
X  Valero Energy Corp.            319,011     7,375,534
Whiting Petroleum Corp. (a)        13,943     1,633,980
                                           ------------
                                             49,224,341
                                           ------------

PAPER & FOREST PRODUCTS 1.3%
Domtar Corp.                       64,016     4,860,095
International Paper Co.            18,356       500,017
MeadWestvaco Corp.                150,366     3,933,575
                                           ------------
                                              9,293,687
                                           ------------

PERSONAL PRODUCTS 1.0%
Alberto-Culver Co.                  8,053       298,283
Avon Products, Inc.                   113         3,284
Estee Lauder Cos., Inc. (The)
  Class A                          22,164     1,788,635
Herbalife, Ltd.                    76,727     5,245,825
                                           ------------
                                              7,336,027
                                           ------------

PHARMACEUTICALS 1.9%
Endo Pharmaceuticals
  Holdings, Inc. (a)              128,474     4,587,807
Forest Laboratories, Inc. (a)     163,044     5,214,147
King Pharmaceuticals, Inc.
  (a)                              43,464       610,669
Warner Chilcott PLC Class A       154,667     3,489,287
                                           ------------
                                             13,901,910
                                           ------------

PROFESSIONAL SERVICES 0.5%
FTI Consulting, Inc. (a)          104,882     3,910,001
                                           ------------


REAL ESTATE INVESTMENT TRUSTS 3.5%
X  Annaly Capital Management,
  Inc.                            363,232     6,509,118
Apartment Investment &
  Management Co. Class A           12,819       331,243
AvalonBay Communities, Inc.         8,955     1,007,885
Camden Property Trust               4,139       223,423
Duke Realty Corp.                  89,853     1,119,569
Equity Residential                 88,076     4,575,548
Federal Realty Investment
  Trust                            11,163       869,933
HCP, Inc.                          48,813     1,795,830
Hospitality Properties Trust       15,748       362,834
Liberty Property Trust              9,101       290,504
ProLogis                           55,221       797,391
Rayonier, Inc.                     99,285     5,214,448
Taubman Centers, Inc.                 532        26,855
Ventas, Inc.                       20,832     1,093,263
Vornado Realty Trust                9,732       810,968
                                           ------------
                                             25,028,812
                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 1.1%
CB Richard Ellis Group, Inc.
  Class A (a)                     130,862     2,680,054
Howard Hughes Corp. (The) (a)       1,758        95,670
Jones Lang LaSalle, Inc.           61,635     5,172,409
                                           ------------
                                              7,948,133
                                           ------------

ROAD & RAIL 0.6%
Hertz Global Holdings, Inc.
  (a)                              34,991       507,019
Ryder System, Inc.                 74,348     3,913,679
                                           ------------
                                              4,420,698
                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.3%
Advanced Micro Devices, Inc.
  (a)                             231,914     1,897,057
Altera Corp.                       48,695     1,732,568
Analog Devices, Inc.               24,667       929,206
Cypress Semiconductor Corp.
  (a)                             138,514     2,573,590
Fairchild Semiconductor
  International, Inc. (a)         312,857     4,883,698
Lam Research Corp. (a)             78,151     4,046,659
LSI Corp. (a)                     252,278     1,511,145
Marvell Technology Group,
  Ltd. (a)                         74,588     1,383,607
Micron Technology, Inc. (a)       698,884     5,605,050
ON Semiconductor Corp. (a)         51,022       504,097
Rambus, Inc. (a)                   12,339       252,703
Teradyne, Inc. (a)                382,661     5,372,560
                                           ------------
                                             30,691,940
                                           ------------

SOFTWARE 5.0%
Autodesk, Inc. (a)                105,412     4,026,738
BMC Software, Inc. (a)            116,642     5,498,504
CA, Inc.                           77,999     1,906,296
Citrix Systems, Inc. (a)           64,816     4,434,062
Compuware Corp.(a)                133,683     1,560,081
X  Intuit, Inc. (a)               144,627     7,130,111
McAfee, Inc. (a)                   16,209       750,639
MICROS Systems, Inc. (a)           89,156     3,910,382
Novell, Inc. (a)                   40,810       241,595
Rovi Corp. (a)                     10,984       681,118
Salesforce.com, Inc. (a)            5,528       729,696


M-260    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
SOFTWARE (CONTINUED)
Solera Holdings, Inc.               4,787  $    245,669
Synopsys, Inc. (a)                176,104     4,738,959
                                           ------------
                                             35,853,850
                                           ------------

SPECIALTY RETAIL 5.3%
Advance Auto Parts, Inc.           83,646     5,533,183
Aeropostale, Inc. (a)             125,974     3,103,999
American Eagle Outfitters,
  Inc.                            134,523     1,968,071
AutoZone, Inc. (a)                 17,482     4,765,418
Foot Locker, Inc.                  18,778       368,424
GameStop Corp. Class A (a)         64,532     1,476,492
Limited Brands, Inc.              188,623     5,796,385
PetSmart, Inc.                    100,930     4,019,033
Ross Stores, Inc.                  72,146     4,563,235
Signet Jewelers, Ltd. (a)          36,129     1,567,999
Williams-Sonoma, Inc.             146,826     5,240,220
                                           ------------
                                             38,402,459
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                        64,445     3,564,453
                                           ------------


TOBACCO 0.4%
Lorillard, Inc.                    35,000     2,872,100
                                           ------------


TRADING COMPANIES & DISTRIBUTORS 0.9%
X  W.W. Grainger, Inc.             44,831     6,191,609
                                           ------------


WIRELESS TELECOMMUNICATION SERVICES 1.8%
Leap Wireless International,
  Inc. (a)                         83,622     1,025,206
MetroPCS Communications, Inc.
  (a)                             298,227     3,766,607
NII Holdings, Inc. (a)             77,462     3,459,453
Telephone and Data Systems,
  Inc.                            104,140     3,806,317
United States Cellular Corp.
  (a)                              13,712       684,777
                                           ------------
                                             12,742,360
                                           ------------
Total Common Stocks
  (Cost $579,920,626)                       708,866,945
                                           ------------


EXCHANGE TRADED FUNDS 1.1%(B)
-------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1                         34,580     4,349,473
S&P MidCap 400 Index--MidCap
  SPDR Trust Series 1              24,805     4,084,887
                                           ------------
Total Exchange Traded Funds
  (Cost $8,357,488)                           8,434,360
                                           ------------


                                PRINCIPAL
                                   AMOUNT

SHORT-TERM INVESTMENT 0.1%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.1%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $539,777
  (Collateralized by a United
  States
  Treasury Note with a rate
  of 2.50% and a
  maturity date of 4/30/15,
  with a Principal
  Amount of $535,000 and a
  Market Value of
  $555,063)                    $  539,776  $    539,776
                                           ------------
Total Short-Term Investment
  (Cost $539,776)                               539,776
                                           ------------
Total Investments
  (Cost $588,817,890)(c)            100.0%  717,841,081
Other Assets, Less
  Liabilities                        (0.0)++   (335,661)
                               ----------  ------------

Net Assets                          100.0% $717,505,420
                               ==========  ============





++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  At December 31, 2010, cost is
     $595,493,288 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation     $131,858,647
Gross unrealized depreciation       (9,510,854)
                                  ------------
Net unrealized appreciation       $122,347,793
                                  ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-261

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER    SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS         INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)      (LEVEL 3)         TOTAL
Investments in Securities (a)
Common Stocks                                      $708,866,945     $     --       $     --  $708,866,945
Exchange Traded Funds                                 8,434,360           --             --     8,434,360
Short-Term Investment
  Repurchase Agreement                                       --      539,776             --       539,776
                                                   ------------     --------       --------  ------------
Total Investments in Securities                    $717,301,305     $539,776            $--  $717,841,081
                                                   ============     ========       ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


M-262    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $588,817,890)      $717,841,081
Receivables:
  Investment securities sold            45,123,965
  Dividends and interest                   778,302
  Fund shares sold                          49,412
                                      ------------
     Total assets                      763,792,760
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased       45,436,462
  Manager (See Note 3)                     513,232
  Fund shares redeemed                     177,359
  NYLIFE Distributors (See Note 3)          63,107
  Professional fees                         47,072
  Shareholder communication                 45,282
  Custodian                                  2,573
  Directors                                  1,538
Accrued expenses                               715
                                      ------------
     Total liabilities                  46,287,340
                                      ------------
Net assets                            $717,505,420
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    606,590
Additional paid-in capital             632,737,026
                                      ------------
                                       633,343,616
Undistributed net investment income      4,755,440
Accumulated net realized loss on
  investments                          (49,616,827)
Net unrealized appreciation on
  investments                          129,023,191
                                      ------------
Net assets                            $717,505,420
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $417,904,215
                                      ============
Shares of capital stock outstanding     35,216,664
                                      ============
Net asset value per share
  outstanding                         $      11.87
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $299,601,205
                                      ============
Shares of capital stock outstanding     25,442,293
                                      ============
Net asset value per share
  outstanding                         $      11.78
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-263

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Dividends                           $ 11,530,771
  Interest                                     419
                                      ------------
     Total income                       11,531,190
                                      ------------
EXPENSES
  Manager (See Note 3)                   5,568,175
  Distribution and service--Service
     Class (See Note 3)                    674,863
  Shareholder communication                124,513
  Professional fees                        122,663
  Custodian                                 42,328
  Directors                                 21,767
  Miscellaneous                             25,029
                                      ------------
     Total expenses                      6,579,338
                                      ------------
Net investment income                    4,951,852
                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------
Net realized gain on investments        77,550,675
Net change in unrealized
  appreciation (depreciation) on
  investments                           54,530,640
                                      ------------
Net realized and unrealized gain on
  investments                          132,081,315
                                      ------------
Net increase in net assets resulting
  from operations                     $137,033,167
                                      ============





M-264    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010          2009
INCREASE IN NET ASSETS
---------------------------------------------------------
Operations:
 Net investment income        $   4,951,852  $  2,062,077
 Net realized gain (loss)
  on investments and
  foreign currency
  transactions                   77,550,675   (24,878,236)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    54,530,640   111,914,079
                              ---------------------------
 Net increase in net assets
  resulting from operations     137,033,167    89,097,920
                              ---------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                (1,333,926)     (965,845)
    Service Class                  (692,754)     (239,781)
                              ---------------------------
 Total dividends to
     shareholders                (2,026,680)   (1,205,626)
                              ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        105,449,893   131,404,171
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Mid Cap
  Growth Portfolio (See
  Note 12)                               --   227,149,817
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends       2,026,680     1,205,626
 Cost of shares redeemed       (130,105,305)  (43,211,017)
                              ---------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions               (22,628,732)  316,548,597
                              ---------------------------
    Net increase in net
     assets                     112,377,755   404,440,891
NET ASSETS
---------------------------------------------------------
Beginning of year               605,127,665   200,686,774
                              ---------------------------
End of year                   $ 717,505,420  $605,127,665
                              ===========================
Undistributed net investment
 income at end of year        $   4,755,440  $  2,075,987
                              ===========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-265

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                      INITIAL CLASS
                                     ------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------
                                       2010            2009            2008            2007            2006
Net asset value at beginning of
  year                               $   9.63        $   7.07        $  14.86        $  15.68        $  13.72
                                     --------        --------        --------        --------        --------
Net investment income                    0.10            0.07 (a)        0.06            0.04            0.07
Net realized and unrealized gain
  (loss) on investments                  2.18            2.54           (6.29)           0.82            1.99
                                     --------        --------        --------        --------        --------
Total from investment operations         2.28            2.61           (6.23)           0.86            2.06
                                     --------        --------        --------        --------        --------
Less dividends and distributions:
  From net investment income            (0.04)          (0.05)          (0.04)          (0.07)             --
  From net realized gain on
     investments                           --              --           (1.52)          (1.61)          (0.10)
                                     --------        --------        --------        --------        --------
Total dividends and distributions       (0.04)          (0.05)          (1.56)          (1.68)          (0.10)
                                     --------        --------        --------        --------        --------
Net asset value at end of year       $  11.87        $   9.63        $   7.07        $  14.86        $  15.68
                                     ========        ========        ========        ========        ========
Total investment return                 23.64%          36.93%         (42.24%)          5.03%          14.96%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  0.86%           0.84%           0.54%           0.25%           0.51%
  Net expenses                           0.90%           0.94%           0.93%           0.91%           0.93%
Portfolio turnover rate                   169%            192%            173%            166%            166%
Net assets at end of year (in
  000's)                             $417,904        $348,595        $108,882        $202,966        $199,356



++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.




M-266    MainStay VP Mid Cap Core Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                          SERVICE CLASS
      -------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
      -------------------------------------------------------------------------------------
        2010              2009              2008             2007              2006

      $   9.57          $   7.02          $ 14.75          $  15.59          $  13.68
      --------          --------          -------          --------          --------
          0.07              0.05 (a)         0.03              0.00 ++           0.04
          2.17              2.52            (6.24)             0.81              1.97
      --------          --------          -------          --------          --------
          2.24              2.57            (6.21)             0.81              2.01
      --------          --------          -------          --------          --------

         (0.03)            (0.02)           (0.00)++          (0.04)               --
            --                --            (1.52)            (1.61)            (0.10)
      --------          --------          -------          --------          --------
         (0.03)            (0.02)           (1.52)            (1.65)            (0.10)
      --------          --------          -------          --------          --------
      $  11.78          $   9.57          $  7.02          $  14.75          $  15.59
      ========          ========          =======          ========          ========
         23.33%            36.58%          (42.38%)            4.77%            14.67%

          0.61%             0.61%            0.29%             0.01%             0.26%
          1.15%             1.19%            1.18%             1.16%             1.18%
           169%              192%             173%              166%              166%
      $299,601          $256,533          $91,805          $167,083          $132,240




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-267

MAINSTAY VP MODERATE ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                         MAINSTAY VP           MAINSTAY VP
                     MODERATE ALLOATION    MODERATE ALLOATION                                  BARCLAYS CAPITAL
                      PORTFOLIO INITIAL     PORTFOLIO SERVICE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                            CLASS                 CLASS             INDEX          INDEX          BOND INDEX
                     ------------------    ------------------    ----------    ------------    ----------------
2/13/2006                   10000                 10000             10000          10000             10000
                            10993                 10969             11386          12152             10457
                            11953                 11897             12012          13509             11185
                             8943                  8877              7568           7649             11771
                            11108                 11007              9570          10080             12469
12/31/2010                  12563                 12417             11012          10861             13285




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                      SINCE        GROSS
                                    INCEPTION     EXPENSE
CLASS                   ONE YEAR    (2/13/06)    RATIO(2)
---------------------------------------------------------
Initial Class Shares     13.09%       4.78%        1.01%
---------------------------------------------------------
Service Class Shares     12.81        4.53         1.26
---------------------------------------------------------




BENCHMARK PERFORMANCE                                                                      ONE    SINCE INCEPTION
                                                                                          YEAR          (2/13/06)
S&P 500(R) Index(3)                                                                     15.06%         1.99%
-----------------------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index(3)                                                                    7.75          1.70
-----------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(3)                                            6.54          5.98
-----------------------------------------------------------------------------------------------------------------
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio(4)    11.28          3.32
-----------------------------------------------------------------------------------------------------------------







1. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-268    MainStay VP Moderate Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,158.10        $0.27          $1,025.00         $0.26
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,156.60        $1.63          $1,023.70         $1.53
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                mainstayinvestments.com    M-269

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2010 (Unaudited)

(COMPOSITION PIE CHART)

Current Income                                  34.20
Growth of Capital                               31.40
Total Return                                    17.20
Capital Appreciation                            17.20
Other Assets, Less Liabilities                   0.00




See Portfolio of Investments beginning on page M-273 for specific holdings within these categories.

++ Less than one-tenth of a percent.




M-270    MainStay VP Moderate Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Jonathan Swaney of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP MODERATE ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Moderate Allocation Portfolio returned 13.09% for Initial Class shares and 12.81% for Service Class shares. Both share classes outperformed the 11.28% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Moderate Portfolio and underperformed the 15.06% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Portfolio invests in other mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

Within the fixed-income portion of the Portfolio, investments in Underlying Portfolios/Funds that focus on asset classes outside the traditional investment-grade bond universe (especially high-yield bonds and convertible bonds) substantially strengthened performance relative to the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index(2) (the Portfolio's fixed-income benchmark) and relative to the Portfolio's peers.

The Portfolio's performance relative to the S&P 500(R) Index was helped by Underlying Portfolios/Funds with holdings in mid- and small-capitalization stocks. These Underlying Portfolios/Funds, however, provided the Portfolio with less of an advantage--perhaps even a disadvantage--relative to the Portfolio's peers, because peer Portfolios tend to invest in equal or greater measure in Underlying Portfolios/Funds focused on mid- and small-cap stocks.

Weighing down returns modestly was an emphasis on Underlying Equity Portfolios/Funds that tend to invest in high-quality stocks (or stocks of companies that offer stable, positive and growing cash flows and earnings). For at least part of the reporting period, lower-quality stocks, which had been heavily penalized during the credit crisis of 2008 and early 2009, experienced the most rapid price increases as the market recovered. The Portfolio's "quality tilt" was not a virtue in that environment.

HOW DID YOU ALLOCATE THE PORTFOLIO'S ASSETS DURING THE REPORTING PERIOD AND WHY?

In managing the Portfolio, we considered a variety of information, including the Portfolio-level characteristics of the Underlying Portfolios/Funds in which the Portfolio invests, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Portfolios'/Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we sought Underlying Equity Portfolios/Funds that had a track record of capable portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration(3) of those securities.

During the 12-month reporting period, these techniques were not especially successful in that they steered the Portfolio into investments in Underlying Equity Portfolios/Funds that, as a group, failed to match our return expectations.

While many factors may have been involved, one that stood out was the Portfolio's tilt toward Underlying Equity Portfolios/Funds that prized earnings stability. We preferred these Underlying Equity Portfolios/Funds because high-quality stocks have historically been rewarded with higher returns than lower-quality stocks. For much of the reporting period, however, the reverse was true. Instead, investors purchased the most risk-laden and lowest-quality securities, anticipating that these securities would be the most likely to benefit from a recovery. This persistent "junk rally" was a substantial drag on the performance of the Portfolio.

HOW DID THE PORTFOLIO'S ALLOCATIONS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Portfolio reduced its positions in MainStay VP Large Cap Growth Portfolio and MainStay 130/30 Growth Fund, with much of the proceeds going to MainStay Epoch U.S. All Cap Fund. This shift reflected an effort to reduce the Portfolio's previous growth bias and to adopt a more neutral style posture. The move was mildly counterproductive in that growth stocks generally fared better than their value counterparts during the second half of 2010.

During the reporting period, we also introduced a position in MainStay VP Convertible Portfolio. This was a positive development, as convertible bonds, which are sensitive to changes in equity prices, rose sharply along with the stock market in recent months.



1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-271

WERE THERE ANY OTHER SIGNIFICANT ALLOCATION CHANGES DURING THE REPORTING PERIOD?

The Portfolio established a new position in MainStay Global High Income Fund during the summer of 2010. The investment was made to reflect the improved creditworthiness of many emerging-market borrowers, the attractive yields available on emerging-market debt and the potential for further devaluation of the U.S. dollar.

Near the start of the year, the Portfolio also established a position in MainStay Epoch Global Choice Fund. The investment was made to better diversify the international equity portion of the Portfolio across management styles and to help counter a small bias toward value within that portion of the Portfolio.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING PERIOD, AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE LOWEST TOTAL RETURNS?

During the reporting period, the highest returns among the Underlying Equity Portfolios/Funds in which the Portfolio invested came from MainStay VP U.S. Small Cap Portfolio, MainStay VP Mid Cap Core Portfolio and MainStay VP ICAP Select Equity Portfolio. The lowest returns, although still decidedly positive, came from MainStay VP International Equity Portfolio, MainStay ICAP International Fund and MainStay Epoch Global Choice Fund.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S OVERALL PERFORMANCE, AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS WERE THE GREATEST DETRACTORS?

The Portfolio's positions in MainStay VP Mid Cap Core Portfolio and MainStay MAP Fund, both of which posted strong returns for the year, made the greatest contributions to the performance of the equity portion of the Portfolio. While none of the Under-lying Equity Portfolios/Funds in which the Portfolio invested had negative returns for the reporting period, among the weakest contributors were very small positions in MainStay 130/30 Growth Fund and MainStay VP Growth Equity Portfolio.

WHAT FACTORS AND RISKS AFFECTED THE PORTFOLIO'S INVESTMENTS IN UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

During the reporting period, the market reflected lingering concerns about the strength of the economy. These concerns--along with efforts by the Federal Reserve to contain borrowing costs--brought long-term interest rates down to levels not seen in many decades. These interest rates rebounded in the fourth quarter. Meanwhile, improving corporate profitability led to a further narrowing of credit spreads(4) at the lower end of the quality spectrum.

DURING THE REPORTING PERIOD, WHICH FIXED-INCOME MARKET SEGMENTS WERE STRONG PERFORMERS AND WHICH SEGMENTS WERE PARTICULARLY WEAK?

In general, long duration and low quality were favored during the reporting period. High-yield bonds and emerging-market debt performed best. Cash or cash equivalents, which effectively had no nominal return, fared worst, followed by high-grade, short-term securities.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE, AND WHICH UNDERLYING FIXED INCOME
PORTFOLIOS/FUNDS MADE THE WEAKEST CONTRIBUTIONS?

Not unexpectedly, the largest fixed-income contribution to the Portfolio's return came from what was, by a comfortable margin, the Portfolio's largest Underlying Fixed Income Portfolio/Fund--MainStay VP Bond Portfolio. The Portfolio's position in MainStay High Yield Opportunities Fund was noteworthy for having contributed to return on a scale disproportionate to the size of the investment.

None of the Underlying Fixed Income Portfolios/Funds in which the Portfolio invested had a negative total return during the reporting period, and all outperformed the Barclays Capital U.S. Aggregate Bond Index. That said, the Portfolio's weakest fixed-income contribution came from MainStay Global High Income Fund, which was among the Portfolio's strongest-performing Underlying Fixed Income Portfolios/Funds but was also the Portfolio's smallest fixed-income position. The Portfolio's second-weakest fixed-income contribution came from MainStay VP Floating Rate Portfolio.




4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Effective January 1, 2011, Madison Square Investors LLC no longer serves as Subadvisor to the Portfolio, and New York Life Investments has assumed the day-to-day portfolio management of the Portfolio. In addition, effective January 1, 2011, Jae Yoon replaced Tony Elavia as a portfolio manager for the Portfolio. Jonathan Swaney continues to serve as a portfolio manager for the Portfolio. For more information regarding these portfolio management changes, please refer to the Prospectus supplement dated December 3, 2010.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Moderate Allocation Portfolio on this page and the preceding pages has not been audited.


M-272    MainStay VP Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 100.0%+
------------------------------------------------------

EQUITY FUNDS 60.0%
MainStay 130/30 Core Fund
  Class I (a)                  7,104,116  $ 55,127,937
MainStay 130/30 Growth Fund
  Class I (a)(b)                  59,424       514,610
MainStay 130/30 International
  Fund
  Class I (a)                  2,748,287    18,935,696
MainStay Epoch Global Choice
  Fund
  Class I (a)                    392,501     5,844,338
MainStay Epoch U.S. All Cap
  Fund
  Class I (a)                  1,793,653    42,043,227
MainStay ICAP Equity Fund
  Class I                        843,201    30,540,739
MainStay ICAP International
  Fund
  Class I                        638,894    18,840,981
MainStay MAP Fund
  Class I                      1,066,043    34,006,760
MainStay VP Common Stock
  Portfolio
  Initial Class                1,416,048    22,712,974
MainStay VP Growth Equity
  Portfolio
  Initial Class                    5,026       123,741
MainStay VP ICAP Select
  Equity Portfolio
  Initial Class                2,428,283    30,444,859
MainStay VP International
  Equity Portfolio
  Initial Class (a)            1,469,428    18,838,244
MainStay VP Large Cap Growth
  Portfolio
  Initial Class (a)(b)         1,798,958    26,911,774
MainStay VP Mid Cap Core
  Portfolio
  Initial Class (a)            3,743,310    44,420,591
MainStay VP S&P 500 Index
  Portfolio
  Initial Class                    2,743        69,798
MainStay VP U.S. Small Cap
  Portfolio
  Initial Class (a)              892,200     8,307,344
                                          ------------
Total Equity Funds
  (Cost $309,249,171)                      357,683,613
                                          ------------



FIXED INCOME FUNDS 40.0%
MainStay Global High Income
  Fund
  Class I (a)                    252,827     2,980,828
MainStay High Yield
  Opportunities Fund Class I
  (a)                          1,680,645    19,865,227
MainStay Intermediate Term
  Bond Fund
  Class I                      2,169,977    22,849,861
MainStay VP Bond Portfolio
  Initial Class (a)            8,852,693   129,534,273
MainStay VP Convertible
  Portfolio
  Initial Class (a)              993,240    11,882,076
MainStay VP Floating Rate
  Portfolio
  Initial Class (a)            4,031,429    37,342,623
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                1,499,567    14,382,472
                                          ------------
Total Fixed Income Funds
  (Cost $229,662,970)                      238,837,360
                                          ------------
Total Investments
  (Cost $538,912,141) (c)          100.0%  596,520,973
Other Assets, Less
  Liabilities                      0.0++       193,856
                               ---------  ------------

Net Assets                         100.0% $596,714,829
                               =========  ============





+    Percentages indicated are based on
     Portfolio net assets.
++   Less than one-tenth of a percent.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio's/Fund's share class. (See Note
     3)
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At December 31, 2010, cost is
     $541,370,686 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $58,154,851
Gross unrealized depreciation       (3,004,564)
                                   -----------
Net unrealized appreciation        $55,150,287
                                   ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-273

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
Affiliated Investment Companies
  Equity Funds                                     $357,683,613     $     --      $     --  $357,683,613
  Fixed Income Funds                                238,837,360           --            --   238,837,360
                                                   ------------     --------      --------  ------------
Total Investments in Securities                    $596,520,973     $     --      $     --  $596,520,973
                                                   ============     ========      ========  ============




For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)



M-274    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in affiliated investment
  companies, at value (identified
  cost $538,912,141)                  $596,520,973
Cash                                       894,479
Receivables:
  Fund shares sold                         291,602
                                      ------------
  Total assets                         597,707,054
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased          626,715
  Fund shares redeemed                     174,822
  NYLIFE Distributors (See Note 3)         118,744
  Shareholder communication                 36,086
  Professional fees                         32,873
  Directors                                  1,226
  Custodian                                    974
Accrued expenses                               785
                                      ------------
  Total liabilities                        992,225
                                      ------------
Net assets                            $596,714,829
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    549,304
Additional paid-in capital             574,934,279
                                      ------------
                                       575,483,583
Undistributed net investment income     10,843,898
Accumulated net realized loss on
  investments                          (47,221,484)
Net unrealized appreciation on
  investments                           57,608,832
                                      ------------
Net assets                            $596,714,829
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $ 24,136,477
                                      ============
Shares of capital stock outstanding      2,214,393
                                      ============
Net asset value per share
  outstanding                         $      10.90
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $572,578,352
                                      ============
Shares of capital stock outstanding     52,715,999
                                      ============
Net asset value per share
  outstanding                         $      10.86
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-275

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividend distributions from
     affiliated investment companies  $10,803,968
                                      -----------
EXPENSES
  Distribution and service--Service
     Class (See Note 3)                 1,181,461
  Shareholder communication               107,686
  Professional fees                        87,703
  Directors                                16,181
  Custodian                                14,231
  Miscellaneous                            17,403
                                      -----------
     Total expenses                     1,424,665
                                      -----------
Net investment income                   9,379,303
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on affiliated
  investment company transactions       3,268,644
Realized capital gain distributions
  from affiliated investment
  companies                             1,905,608
                                      -----------
Net realized gain on investments
  from affiliated investment
  companies                             5,174,252
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                          46,536,713
                                      -----------
Net realized and unrealized gain on
  Investments                          51,710,965
                                      -----------
Net increase in net assets resulting
  from operations                     $61,090,268
                                      ===========






M-276    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $  9,379,303  $  9,790,945
 Net realized gain (loss)
  on investments from
  affiliated investment
  company transactions           5,174,252   (39,955,837)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   46,536,713   108,466,308
                              --------------------------
 Net increase in net assets
  resulting from operations     61,090,268    78,301,416
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                 (457,663)     (459,029)
    Service Class               (9,807,208)   (9,359,081)
                              --------------------------
                               (10,264,871)   (9,818,110)
                              --------------------------
 From net realized gain on
  investments:
    Initial Class                       --      (345,847)
    Service Class                       --    (7,632,211)
                              --------------------------
                                        --    (7,978,058)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                 (10,264,871)  (17,796,168)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       167,493,165    99,883,315
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             10,264,871    17,796,168
 Cost of shares redeemed       (72,569,600)  (37,844,661)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions        105,188,436    79,834,822
                              --------------------------
    Net increase in net
     assets                    156,013,833   140,340,070
NET ASSETS
--------------------------------------------------------
Beginning of year              440,700,996   300,360,926
                              --------------------------
End of year                   $596,714,829  $440,700,996
                              ==========================
Undistributed net investment
 income at
 end of year                  $ 10,843,898  $ 10,264,838
                              ==========================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-277

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   INITIAL CLASS
                                     ------------------------------------------------------------------------
                                                                                                 FEBRUARY 13,
                                                                                                    2006**
                                                    YEAR ENDED DECEMBER 31,                         THROUGH
                                     ----------------------------------------------------        DECEMBER 31,
                                       2010           2009           2008           2007             2006
Net asset value at beginning of
  period                             $  9.85        $  8.30        $ 11.32        $ 10.86           $10.00
                                     -------        -------        -------        -------           ------
Net investment income                   0.21 (a)       0.20           0.21           0.22             0.18 (a)
Net realized and unrealized gain
  (loss) on investments                 1.07           1.80          (3.06)          0.74             0.82
                                     -------        -------        -------        -------           ------
Total from investment operations        1.28           2.00          (2.85)          0.96             1.00
                                     -------        -------        -------        -------           ------
Less dividends and distributions:
  From net investment income           (0.23)         (0.26)         (0.04)         (0.26)           (0.11)
  From net realized gain on
     investments                          --          (0.19)         (0.13)         (0.24)           (0.03)
                                     -------        -------        -------        -------           ------
Total dividends and distributions      (0.23)         (0.45)         (0.17)         (0.50)           (0.14)
                                     -------        -------        -------        -------           ------
Net asset value at end of period     $ 10.90        $  9.85        $  8.30        $ 11.32           $10.86
                                     =======        =======        =======        =======           ======
Total investment return                13.09%         24.22%        (25.18%)         8.73%            9.93%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 2.10%          3.00%          2.56%          2.50%            1.96%++
  Net expenses (c)                      0.05%          0.05%          0.06%          0.06%            0.15%++
  Expenses (before reimbursement)
     (c)                                0.05%          0.05%          0.06%          0.07%            0.15%++
Portfolio turnover rate                   37%            40%            46%            10%              62%
Net assets at end of period (in
  000's)                             $24,136        $19,224        $12,681        $11,750           $5,370




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





M-278    MainStay VP Moderate Allocation Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                            SERVICE CLASS
      ------------------------------------------------------------------------------------------
                                                                              FEBRUARY 13,
                                                                                 2006**
                          YEAR ENDED DECEMBER 31,                                THROUGH
      --------------------------------------------------------------          DECEMBER 31,
        2010              2009              2008              2007                2006

      $   9.82          $   8.28          $  11.30          $  10.85            $  10.00
      --------          --------          --------          --------            --------
          0.19 (a)          0.19              0.19              0.20                0.14 (a)
          1.06              1.78             (3.06)             0.72                0.83
      --------          --------          --------          --------            --------
          1.25              1.97             (2.87)             0.92                0.97
      --------          --------          --------          --------            --------

         (0.21)            (0.24)            (0.02)            (0.23)              (0.09)
            --             (0.19)            (0.13)            (0.24)              (0.03)
      --------          --------          --------          --------            --------
         (0.21)            (0.43)            (0.15)            (0.47)              (0.12)
      --------          --------          --------          --------            --------
      $  10.86          $   9.82          $   8.28          $  11.30            $  10.85
      ========          ========          ========          ========            ========
         12.81%            23.99%           (25.38%)            8.46%               9.69%(b)

          1.89%             2.76%             2.21%             2.29%               1.55%++
          0.30%             0.30%             0.31%             0.31%               0.40%++
          0.30%             0.30%             0.31%             0.32%               0.40%++
            37%               40%               46%               10%                 62%
      $572,578          $421,477          $287,680          $282,148            $132,965




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                           M-279

MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.





                                  MAINSTAY VP            MAINSTAY VP
                                MODERATE GROWTH        MODERATE GROWTH                                   BARCLAYS CAPITAL
                             ALLOCATION PORTFOLIO    ALLOCATION SERVICE    S&P 500(R)    MSCI EAFE(R)     U.S. AGGREGATE
                                 INITIAL CLASS              CLASS             INDEX          INDEX          BOND INDEX
                             --------------------    ------------------    ----------    ------------    ----------------
2/13/2006                            10000                  10000             10000          10000             10000
                                     11192                  11169             11386          12152             10457
                                     12245                  12188             12012          13509             11185
                                      8266                   8209              7568           7649             11771
                                     10616                  10516              9570          10080             12469
12/31/2010                           12137                  11994             11012          10861             13285




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                      SINCE        GROSS
                                    INCEPTION     EXPENSE
CLASS                   ONE YEAR    (2/13/06)    RATIO(2)
---------------------------------------------------------
Initial Class Shares     14.33%       4.05%        1.10%
---------------------------------------------------------
Service Class Shares     14.05        3.79         1.35
---------------------------------------------------------




BENCHMARK PERFORMANCE                                                                   ONE     SINCE INCEPTION
                                                                                       YEAR        (2/13/06)
S&P 500(R) Index(3)                                                                   15.06%         1.99%
---------------------------------------------------------------------------------------------------------------
MSCI EAFE(R) Index(3)                                                                  7.75          1.70
---------------------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index(3)                                          6.54          5.98
---------------------------------------------------------------------------------------------------------------
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio(4)    13.14          3.01
---------------------------------------------------------------------------------------------------------------







1. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current expense limitations, please refer to the notes to financial statements.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-280    MainStay VP Moderate Growth Allocation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,205.30        $0.28          $1,025.00         $0.26
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,203.80        $1.67          $1,023.70         $1.53
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.05% for Initial Class and 0.30% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.


                                                mainstayinvestments.com    M-281

INVESTMENT OBJECTIVES OF UNDERLYING PORTFOLIOS/FUNDS AS OF DECEMBER 31, 2010 (Unaudited)

(COMPOSITION PIE CHART)

Growth of Capital                               41.80
Capital Appreciation                            25.00
Current Income                                  17.20
Total Return                                    15.80
Other Assets, Less Liabilities                   0.20




See Portfolio of Investments on page M-285 for specific holdings within these categories.




M-282    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Jonathan Swaney of New York Life Investments,(1) the Portfolio's Manager.

HOW DID MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCH-
MARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP Moderate Growth Allocation Portfolio returned 14.33% for Initial Class shares and 14.05% for Service Class shares. Both share classes outperformed the 13.14% return of the average Lipper(2) Variable Products Mixed-Asset Target Allocation Growth Port-folio and underperformed the 15.06% return of the S&P 500(R) Index(2) for the 12 months ended December 31, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE REPORTING PERIOD?

The Portfolio invests in other mutual funds referred to as Underlying Portfolios/Funds. The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio's primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks.

Within the fixed-income portion of the Portfolio, investments in Underlying Portfolios/Funds that focus on asset classes outside the traditional investment-grade bond universe (especially high-yield bonds and convertible bonds) substantially strengthened performance relative to the 6.54% return of the Barclays Capital U.S. Aggregate Bond Index(2) (the Portfolio's fixed-income benchmark) and relative to the Portfolio's peers.

The Portfolio's performance relative to the S&P 500(R) Index was helped by Underlying Portfolios/Funds with holdings in mid-capitalization stocks. These Underlying Portfolios/Funds, however, provided the Portfolio with less of an advantage--perhaps even a disadvantage--relative to the Portfolio's peers, because peer Portfolios tend to invest in equal or greater measure in Underlying Portfolios/Funds focused on mid- and small-cap stocks.

Weighing down returns modestly was an emphasis on Underlying Equity Portfolios/Funds that tend to invest in high-quality stocks (or stocks of companies that offer stable, positive and growing cash flows and earnings). For at least part of the reporting period, lower-quality stocks, which had been heavily penalized during the credit crisis of 2008 and early 2009, experienced the most rapid price increases as the market recovered. The Portfolio's "quality tilt" was not a virtue in that environment.

HOW DID YOU ALLOCATE THE PORTFOLIO'S ASSETS DURING THE REPORTING PERIOD AND WHY?

In managing the Portfolio, we considered a variety of information, including the Portfolio-level characteristics of the Underlying Portfolios/Funds in which the Portfolio invests, such as capitalization, style biases and sector exposure. We also examined the attributes of the Underlying Portfolios'/Funds' holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the portfolio managers responsible for the Underlying Portfolios/Funds. In general, we sought Underlying Equity Portfolios/Funds that had a track record of capable portfolio management, a presence in attractively valued market segments and investments in companies with strong management, fairly priced securities and strong price and earnings momentum. Underlying Fixed Income Portfolios/Funds were selected based upon the type and country of issuance of the securities in which they invested and the average credit quality and duration(3) of those securities.

During the 12-month reporting period, these techniques were not especially successful in that they steered the Portfolio into investments in Underlying Equity Portfolios/Funds that, as a group, failed to match our return expectations.

While many factors may have been involved, one that stood out was the Portfolio's tilt toward Underlying Equity Portfolios/Funds that prized earnings stability. We preferred these Underlying Equity Portfolios/Funds because high-quality stocks have historically been rewarded with higher returns than lower-quality stocks. For much of the reporting period, however, the reverse was true. Instead, investors purchased the most risk-laden and lowest-quality securities, anticipating that these securities would be the most likely to benefit from a recovery. This persistent "junk rally" was a substantial drag on the performance of the Portfolio.

HOW DID THE PORTFOLIO'S ALLOCATIONS CHANGE OVER THE COURSE OF THE REPORTING PERIOD?

During the reporting period, the Portfolio reduced its positions in MainStay VP Large Cap Growth Portfolio and MainStay 130/30 Growth Fund, with much of the proceeds going to MainStay Epoch U.S. All Cap Fund. This shift reflected an effort to reduce the Portfolio's previous growth bias and to adopt a more neutral style posture. The move was mildly counterproductive in that growth stocks generally fared better than their value counterparts during the second half of 2010.

During the reporting period, we also introduced a position in MainStay VP Convertible Portfolio. This was a positive development, as convertible bonds, which are sensitive to changes in


1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-283
equity prices, rose sharply along with the stock market in recent months.

WERE THERE ANY OTHER SIGNIFICANT ALLOCATION CHANGES DURING THE REPORTING PERIOD?

The Portfolio established a new position in MainStay Global High Income Fund during the summer of 2010. The investment was made to reflect the improved creditworthiness of many emerging-market borrowers, the attractive yields available on emerging-market debt and the potential for further devaluation of the U.S. dollar.

Near the start of the year, the Portfolio also established a position in MainStay Epoch Global Choice Fund. The investment was made to better diversify the international equity portion of the Portfolio across management styles and to help counter a small bias toward value within that portion of the Portfolio.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE HIGHEST TOTAL RETURNS DURING THE REPORTING PERIOD, AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS HAD THE LOWEST TOTAL RETURNS?

During the reporting period, the highest returns among the Underlying Equity Portfolios/Funds in which the Portfolio invested came from MainStay VP U.S. Small Cap Portfolio, MainStay VP Mid Cap Core Portfolio and MainStay VP ICAP Select Equity Portfolio. The lowest returns, although still decidedly positive, came from MainStay VP International Equity Portfolio, MainStay ICAP International Fund and MainStay Epoch Global Choice Fund.

WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S OVERALL PERFORMANCE, AND WHICH UNDERLYING EQUITY PORTFOLIOS/FUNDS WERE THE GREATEST DETRACTORS?

The Portfolio's positions in MainStay VP Mid Cap Core Portfolio and MainStay MAP Fund, both of which posted strong returns for the year, made the greatest contributions to the performance of the equity portion of the Portfolio. While none of the Under-lying Equity Portfolios/Funds in which the Portfolio invested had negative returns for the reporting period, among the weakest contributors were very small positions in MainStay 130/30 Growth Fund and MainStay VP Growth Equity Portfolio.

WHAT FACTORS AND RISKS AFFECTED THE PORTFOLIO'S INVESTMENTS IN UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS DURING THE REPORTING PERIOD?

During the reporting period, the market reflected lingering concerns about the strength of the economy. These concerns--along with efforts by the Federal Reserve to contain borrowing costs--brought long-term interest rates down to levels not seen in many decades. Interest rates rebounded in the fourth quarter. Meanwhile, improving corporate profitability led to a further narrowing of credit spreads(4) at the lower end of the quality spectrum.

DURING THE REPORTING PERIOD, WHICH FIXED-INCOME MARKET SEGMENTS WERE STRONG PERFORMERS AND WHICH SEGMENTS WERE PARTICULARLY WEAK?

In general, long duration and low quality were favored during the reporting period. High-yield bonds and emerging-market debt performed best. Cash or cash equivalents, which effectively had no nominal return, fared worst, followed by high-grade, short-term securities.

WHICH UNDERLYING FIXED INCOME PORTFOLIOS/FUNDS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE, AND WHICH UNDERLYING FIXED INCOME
PORTFOLIOS/FUNDS MADE THE WEAKEST CONTRIBUTIONS?

Not unexpectedly, the largest fixed-income contribution to the Portfolio's return came from what was, by a comfortable margin, the Portfolio's largest Underlying Fixed Income Portfolio/Fund--MainStay VP Bond Portfolio. The Portfolio's position in MainStay High Yield Opportunities Fund was noteworthy for having contributed to return on a scale disproportionate to the size of the investment.

None of the Underlying Fixed Income Portfolios/Funds in which the Portfolio invested had a negative total return during the reporting period, and all outperformed the Barclays Capital U.S. Aggregate Bond Index. That said, the Portfolio's weakest fixed-income contribution came from MainStay Global High Income Fund, which was among the Portfolio's strongest-performing Underlying Fixed Income Portfolios/Funds but was also the Portfolio's smallest fixed-income position. The Portfolio's second-weakest fixed-income contribution came from MainStay VP Floating Rate Portfolio.



4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Effective January 1, 2011, Madison Square Investors LLC no longer serves as Subadvisor to the Portfolio, and New York Life Investments has assumed the day-to-day portfolio management of the Portfolio. In addition, effective January 1, 2011, Jae Yoon replaced Tony Elavia as a portfolio manager for the Portfolio. Jonathan Swaney continues to serve as a portfolio manager for the Portfolio. For more information regarding these portfolio management changes, please refer to the Prospectus supplement dated December 3, 2010.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Moderate Growth Allocation Portfolio on this page and the preceding pages has not been audited.


M-284    MainStay VP Moderate Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                  SHARES         VALUE
AFFILIATED INVESTMENT COMPANIES 99.8%+
------------------------------------------------------

EQUITY FUNDS 79.8%
MainStay 130/30 Core Fund
  Class I (a)                  7,222,552  $ 56,047,005
MainStay 130/30 Growth Fund
  Class I (a)(b)                  94,357       817,132
MainStay 130/30 International
  Fund
  Class I (a)                  4,430,044    30,523,006
MainStay Epoch Global Choice
  Fund
  Class I (a)                    647,034     9,634,334
MainStay Epoch U.S. All Cap
  Fund
  Class I (a)                  2,864,389    67,141,274
MainStay ICAP Equity Fund
  Class I                        896,818    32,482,755
MainStay ICAP International
  Fund
  Class I                      1,036,664    30,571,230
MainStay MAP Fund
  Class I (a)                  1,775,261    56,630,832
MainStay VP Common Stock
  Portfolio
  Initial Class (a)            1,843,305    29,566,052
MainStay VP Growth Equity
  Portfolio
  Initial Class                   21,985       541,312
MainStay VP ICAP Select
  Equity Portfolio
  Initial Class                2,593,028    32,510,375
MainStay VP International
  Equity Portfolio
  Initial Class (a)            2,379,988    30,511,718
MainStay VP Large Cap Growth
  Portfolio
  Initial Class (a)(b)         2,401,829    35,930,504
MainStay VP Mid Cap Core
  Portfolio
  Initial Class (a)            7,205,062    85,500,029
MainStay VP S&P 500 Index
  Portfolio
  Initial Class                    1,670        42,502
MainStay VP U.S. Small Cap
  Portfolio
  Initial Class (a)            1,496,428    13,933,363
                                          ------------
Total Equity Funds
  (Cost $453,767,429)                      512,383,423
                                          ------------

FIXED INCOME FUNDS 20.0%
MainStay Global High Income
  Fund
  Class I (a)                    271,930     3,206,057
MainStay High Yield
  Opportunities Fund Class I
  (a)                          1,806,224    21,349,571
MainStay Intermediate Term
  Bond Fund
  Class I                        504,106     5,308,234
MainStay VP Bond Portfolio
  Initial Class (a)            2,056,347    30,088,854
MainStay VP Convertible
  Portfolio
  Initial Class (a)            1,069,564    12,795,135
MainStay VP Floating Rate
  Portfolio
  Initial Class (a)            4,332,977    40,135,830
MainStay VP High Yield
  Corporate Bond Portfolio
  Initial Class                1,611,582    15,456,817
                                          ------------
Total Fixed Income Funds
  (Cost $121,482,330)                      128,340,498
                                          ------------
Total Investments
  (Cost $575,249,759) (c)           99.8%  640,723,921
Other Assets, Less
  Liabilities                        0.2     1,361,688
                               ---------  ------------



Net Assets                         100.0% $642,085,609
                               =========  ============





+    Percentages indicated are based on
     Portfolio net assets.
(a)  The Portfolio's ownership exceeds 5% of
     the outstanding shares of the Underlying
     Portfolio's/Fund's share class. (See Note
     3)
(b)  Non-income producing Underlying
     Portfolio/Fund.
(c)  At December 31, 2010, cost is
     $580,002,493 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $68,908,873
Gross unrealized depreciation       (8,187,445)
                                   -----------
Net unrealized appreciation        $60,721,428
                                   ===========



The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities
  Affiliated Investment Companies
  Equity Funds                                     $512,383,423     $     --      $     --  $512,383,423
  Fixed Income Funds                                128,340,498           --            --   128,340,498
                                                   ------------     --------      --------  ------------
Total Investments in Securities                    $640,723,921          $--           $--  $640,723,921
                                                   ============     ========      ========  ============




For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-285

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in affiliated investment
  companies, at value (identified
  cost $575,249,759)                  $640,723,921
Cash                                     1,317,111
Receivables:
  Fund shares sold                         813,800
                                      ------------
  Total assets                         642,854,832
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased          495,587
  NYLIFE Distributors (See Note 3)         124,361
  Fund shares redeemed                      74,376
  Shareholder communication                 38,473
  Professional fees                         33,237
  Directors                                  1,307
  Custodian                                  1,076
Accrued expenses                               806
                                      ------------
  Total liabilities                        769,223
                                      ------------
Net assets                            $642,085,609
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    618,069
Additional paid-in capital             639,491,155
                                      ------------
                                       640,109,224
Undistributed net investment income      8,214,430
Accumulated net realized loss on
  investments                          (71,712,207)
Net unrealized appreciation on
  investments                           65,474,162
                                      ------------
Net assets                            $642,085,609
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $ 38,098,088
                                      ============
Shares of capital stock outstanding      3,656,263
                                      ============
Net asset value per share
  outstanding                         $      10.42
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $603,987,521
                                      ============
Shares of capital stock outstanding     58,150,664
                                      ============
Net asset value per share
  outstanding                         $      10.39
                                      ============






M-286    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividend distributions from
     affiliated investment companies  $ 9,137,754
                                      -----------
EXPENSES
  Distribution and service--Service
     Class (See Note 3)                 1,178,179
  Shareholder communication               110,901
  Professional fees                        88,285
  Directors                                16,549
  Custodian                                13,244
  Miscellaneous                            17,379
                                      -----------
     Total expenses                     1,424,537
                                      -----------
Net investment income                   7,713,217
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
-------------------------------------------------
Net realized loss on affiliated
  investment company transactions      (4,125,156)
Realized capital gain distributions
  from affiliated investment
  companies                               741,811
                                      -----------
Net realized loss on investments
  from affiliated investment
  companies                            (3,383,345)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments                          69,461,445
                                      -----------
Net realized and unrealized gain on
  Investments                          66,078,100
                                      -----------
Net increase in net assets resulting
  from operations                     $73,791,317
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-287

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $  7,713,217  $  7,442,787
 Net realized loss on
  investments from
  affiliated investment
  company transactions          (3,383,345)  (58,483,811)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   69,461,445   141,298,611
                              --------------------------
 Net increase in net assets
  resulting from operations     73,791,317    90,257,587
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class                 (527,275)     (755,100)
    Service Class               (7,105,370)   (8,995,783)
                              --------------------------
                                (7,632,645)   (9,750,883)
                              --------------------------
 From net realized gain on
  investments:
    Initial Class                       --      (565,414)
    Service Class                       --    (7,378,241)
                              --------------------------
                                        --    (7,943,655)
                              --------------------------
 Total dividends and
  distributions to
  shareholders                  (7,632,645)  (17,694,538)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       178,156,647    67,371,228
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              7,632,645    17,694,538
 Cost of shares redeemed       (43,513,062)  (39,409,686)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions        142,276,230    45,656,080
                              --------------------------
    Net increase in net
     assets                    208,434,902   118,219,129
NET ASSETS
--------------------------------------------------------
Beginning of year              433,650,707   315,431,578
                              --------------------------
End of year                   $642,085,609  $433,650,707
                              ==========================
Undistributed net investment
 income at
 end of year                  $  8,214,430  $  7,632,598
                              ==========================






M-288    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-289

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                   INITIAL CLASS
                                     ------------------------------------------------------------------------
                                                                                                 FEBRUARY 13,
                                                                                                    2006**
                                                    YEAR ENDED DECEMBER 31,                        THROUGH
                                     ----------------------------------------------------        DECEMBER 31,
                                       2010           2009           2008           2007             2006
Net asset value at beginning of
  period                             $  9.25        $  7.55        $ 11.51        $ 11.04           $ 10.00
                                     -------        -------        -------        -------           -------
Net investment income                   0.16 (a)       0.19 (a)       0.18 (a)       0.17              0.16 (a)
Net realized and unrealized gain
  (loss) on investments                 1.16           1.93          (3.92)          0.88              1.03
                                     -------        -------        -------        -------           -------
Total from investment operations        1.32           2.12          (3.74)          1.05              1.19
                                     -------        -------        -------        -------           -------
Less dividends and distributions:
  From net investment income           (0.15)         (0.24)         (0.06)         (0.22)            (0.10)
  From net realized gain on
     investments                          --          (0.18)         (0.16)         (0.36)            (0.05)
                                     -------        -------        -------        -------           -------
Total dividends and distributions      (0.15)         (0.42)         (0.22)         (0.58)            (0.15)
                                     -------        -------        -------        -------           -------
Net asset value at end of period     $ 10.42        $  9.25        $  7.55        $ 11.51           $ 11.04
                                     =======        =======        =======        =======           =======
Total investment return                14.33%         28.42%        (32.49%)         9.40%            11.92%(b)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.69%          2.35%          1.83%          1.78%             1.70%++
  Net expenses (c)                      0.05%          0.05%          0.06%          0.05%             0.13%++
  Expenses (before reimbursement)
     (c)                                0.05%          0.05%          0.06%          0.07%             0.13%++
Portfolio turnover rate                   39%            45%            43%            15%               46%
Net assets at end of period (in
  000's)                             $38,098        $30,850        $21,525        $21,772           $10,468




**   Commencement of operations.
++   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment return is not annualized.
(c)  In addition to the fees and expenses which the Portfolio bears directly, the
     Portfolio indirectly bears a pro-rata share of the fees and expenses of the
     Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.





M-290    MainStay VP Moderate Growth Allocation Portfolio       The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                             SERVICE CLASS
      ------------------------------------------------------------------------------------------
                                                                              FEBRUARY 13,
                                                                                 2006**
                          YEAR ENDED DECEMBER 31,                                THROUGH
      --------------------------------------------------------------          DECEMBER 31,
        2010              2009              2008              2007                2006

      $   9.23          $   7.53          $  11.49          $  11.03            $  10.00
      --------          --------          --------          --------            --------
          0.14 (a)          0.17 (a)          0.16 (a)          0.14                0.13 (a)
          1.15              1.93             (3.92)             0.87                1.04
      --------          --------          --------          --------            --------
          1.29              2.10             (3.76)             1.01                1.17
      --------          --------          --------          --------            --------

         (0.13)            (0.22)            (0.04)            (0.19)              (0.09)
            --             (0.18)            (0.16)            (0.36)              (0.05)
      --------          --------          --------          --------            --------
         (0.13)            (0.40)            (0.20)            (0.55)              (0.14)
      --------          --------          --------          --------            --------
      $  10.39          $   9.23          $   7.53          $  11.49            $  11.03
      ========          ========          ========          ========            ========
         14.05%            28.10%           (32.65%)            9.13%              11.69%(b)

          1.52%             2.08%             1.59%             1.54%               1.39%++
          0.30%             0.30%             0.31%             0.30%               0.38%++
          0.30%             0.30%             0.31%             0.32%               0.38%++
            39%               45%               43%               15%                 46%
      $603,988          $402,800          $293,907          $343,687            $163,754




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-291

MAINSTAY VP S&P 500 INDEX PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                        MAINSTAY VP        MAINSTAY VP
                          S&P 500            S&P 500
                      INDEX PORTFOLIO    INDEX PORTFOLIO    S&P 500(R)
                       INITIAL CLASS      SERVICE CLASS        INDEX
                      ---------------    ---------------    ----------
12/31/00                   10000              10000            10000
                            8789               8767             8811
                            6836               6803             6864
                            8764               8699             8833
                            9683               9588             9794
                           10145              10017            10275
                           11713              11536            11898
                           12324              12109            12552
                            7763               7608             7908
                            9801               9582            10001
12/31/10                   11245              10965            11507




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        14.73%        2.08%          1.18%         0.35%
-----------------------------------------------------------------------------
Service Class Shares(3)     14.44         1.83           0.93          0.60
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                                      ONE      FIVE     TEN
                                                                          YEAR     YEARS    YEARS
S&P 500(R) Index(4)                                                      15.06%    2.29%    1.41%
-------------------------------------------------------------------------------------------------
Average Lipper Variable Products S&P 500 Index Objective Portfolio(5)    14.64     1.96     1.08
-------------------------------------------------------------------------------------------------







1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These waivers are voluntary and may be discontinued at any time. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 1.17% for Initial Class shares and 0.91% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products S&P 500 Index Objective Portfolio is representative of passively managed limited-expense (management fee no higher than 0.50%) portfolios designed to replicate the performance of the S&P 500(R) Index on a reinvested basis. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-292    MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,230.20        $1.69          $1,023.70         $1.53
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,228.60        $3.09          $1,022.40         $2.80
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.30% for Initial Class and 0.55% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-293

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)


Oil, Gas & Consumable Fuels              9.4%
Pharmaceuticals                          5.3
Computers & Peripherals                  4.2
Diversified Financial Services           4.1
Software                                 3.8
Insurance                                3.7
Media                                    3.0
Commercial Banks                         2.9
IT Services                              2.9
Diversified Telecommunication
  Services                               2.7
Aerospace & Defense                      2.5
Beverages                                2.5
Capital Markets                          2.4
Industrial Conglomerates                 2.4
Semiconductors & Semiconductor
  Equipment                              2.4
Food & Staples Retailing                 2.3
Machinery                                2.2
Communications Equipment                 2.1
Energy Equipment & Services              2.1
Household Products                       2.1
Chemicals                                2.0
Health Care Providers & Services         1.9
Specialty Retail                         1.9
Internet Software & Services             1.8
Electric Utilities                       1.7
Food Products                            1.7
Hotels, Restaurants & Leisure            1.6
Health Care Equipment & Supplies         1.5
Tobacco                                  1.5
Real Estate Investment Trusts            1.4
Biotechnology                            1.2
Metals & Mining                          1.2
Multi-Utilities                          1.2
Air Freight & Logistics                  1.1
Internet & Catalog Retail                0.8
Multiline Retail                         0.8
Road & Rail                              0.8
Consumer Finance                         0.7
Automobiles                              0.6
Commercial Services & Supplies           0.5
Electrical Equipment                     0.5
Life Sciences Tools & Services           0.5
Textiles, Apparel & Luxury Goods         0.5
Electronic Equipment & Instruments       0.4
Household Durables                       0.4
Wireless Telecommunication Services      0.3
Auto Components                          0.2
Construction & Engineering               0.2
Containers & Packaging                   0.2
Independent Power Producers & Energy
  Traders                                0.2
Personal Products                        0.2
Airlines                                 0.1
Construction Materials                   0.1
Distributors                             0.1
Diversified Consumer Services            0.1
Gas Utilities                            0.1
Health Care Technology                   0.1
Leisure Equipment & Products             0.1
Office Electronics                       0.1
Paper & Forest Products                  0.1
Professional Services                    0.1
Real Estate Management & Development     0.1
Thrifts & Mortgage Finance               0.1
Trading Companies & Distributors         0.1
Building Products                        0.0++
Short-Term Investment                    4.1
Other Assets, Less Liabilities           0.1
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investments beginning on page M-296 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  ExxonMobil Corp.
    2.  Apple, Inc.
    3.  Microsoft Corp.
    4.  General Electric Co.
    5.  Chevron Corp.
    6.  International Business Machines Corp.
    7.  Procter & Gamble Co. (The)
    8.  AT&T, Inc.
    9.  Johnson & Johnson
   10.  JPMorgan Chase & Co.






M-294    MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Madison Square Investors LLC, the Portfolio's Subadvisor.

HOW DID MAINSTAY VP S&P 500 INDEX PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP S&P 500 Index Portfolio returned 14.73% for Initial Class Shares and 14.44% for Service Class shares. Initial class shares outperformed and Service Class shares underperformed the 14.64% return of the average Lipper(1) Variable Products S&P 500 Index Objective Portfolio over the same period. Both share classes underperformed the 15.06% return of the S&P 500(R) Index for the 12 months ended December 31, 2010. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

DURING THE REPORTING PERIOD, HOW WAS THE PORTFOLIO'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

MainStay VP S&P 500 Index Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures closely track the performance of the S&P 500(R) Index, they had a positive impact on the Portfolio's overall performance.

DURING THE REPORTING PERIOD, WHICH S&P 500(R) INDUSTRIES HAD THE HIGHEST TOTAL RETURNS AND WHICH INDUSTRIES HAD THE LOWEST TOTAL RETURNS?

On the basis of total return, the strongest performing S&P 500(R) Index industries during the reporting period were automobiles, machinery and real estate management & development. The industries with the lowest total returns were diversified consumer services, construction materials, and independent power producers & energy traders.

DURING THE REPORTING PERIOD, WHICH INDUSTRIES MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE AND WHICH INDUSTRIES MADE THE WEAKEST CONTRIBUTIONS?

On the basis of impact, which takes weightings and total returns into account, the industries that made the greatest positive contributions to the Portfolio's performance during the reporting period were oil, gas & consumable fuels, machinery, and computers & peripherals. Over the same period, the industries that made the weakest contributions to the Portfolio's performance were diversified consumer services, health care equipment & supplies, and communications equipment.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS IN THE S&P 500(R) INDEX HAD THE HIGHEST TOTAL RETURNS AND WHICH INDIVIDUAL STOCKS HAD THE LOWEST TOTAL RETURNS?

During the reporting period, the S&P 500(R) Index stocks with the highest total returns were machinery company Cummins, hotel and resort operator Wynn Resorts, Ltd., and insurance company American International Group.

Over the same period, the S&P 500(R) Index stocks with the lowest total returns were food products company Dean Foods, tax services provider H&R Block and private education company Apollo Group.

DURING THE REPORTING PERIOD, WHICH S&P 500(R) INDEX STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH S&P 500(R) INDEX STOCKS MADE THE WEAKEST CONTRIBUTIONS?

In terms of impact, which takes total returns and weighting into account, the strongest contributors to the Portfolio's performance during the reporting period were computers & peripherals company Apple, industrial conglomerate General Electric and oil, gas & consumable fuels company Chevron.

Over the same period, the S&P 500(R) Index stocks that made the weakest contributions to the Portfolio's performance were computers & peripherals company Hewlett-Packard, communications equipment company Cisco Systems and diversified financial services company Bank of America.

WERE THERE ANY CHANGES IN THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

During 2010, there were 16 additions to and 16 deletions from the S&P 500(R) Index. In terms of index weight, significant additions to the Index included Class B shares of insurance company Berkshire Hathaway and industrial conglomerate Tyco International, Ltd. Significant deletions included road & rail company Burlington Northern Santa Fe and diversified manufacturer Smith International.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
Not all MainStay VP Portfolios and/or share classes are available under all policies.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP S&P 500 Index Portfolio on this page and preceeding pages has not been audited.

                                                mainstayinvestments.com    M-295

PORTFOLIO OF INVESTMENTS(+++) DECEMBER 31, 2010




                                   SHARES         VALUE
COMMON STOCKS 95.8%+
-------------------------------------------------------

AEROSPACE & DEFENSE 2.5%
Boeing Co. (The)                   58,892  $  3,843,292
General Dynamics Corp.             30,615     2,172,440
Goodrich Corp.                     10,090       888,626
Honeywell International,
  Inc.                             62,912     3,344,402
ITT Corp.                          14,756       768,935
L-3 Communications Holdings,
  Inc.                              9,209       649,142
Lockheed Martin Corp.              23,928     1,672,807
Northrop Grumman Corp.             23,679     1,533,926
Precision Castparts Corp.          11,452     1,594,233
Raytheon Co.                       29,438     1,364,157
Rockwell Collins, Inc.             12,657       737,397
United Technologies Corp.          74,424     5,858,657
                                           ------------
                                             24,428,014
                                           ------------

AIR FREIGHT & LOGISTICS 1.1%
C.H. Robinson Worldwide,
  Inc.                             13,354     1,070,857
Expeditors International of
  Washington, Inc.                 17,086       932,896
FedEx Corp.                        25,322     2,355,199
United Parcel Service, Inc.
  Class B                          79,742     5,787,674
                                           ------------
                                             10,146,626
                                           ------------

AIRLINES 0.1%
Southwest Airlines Co.             60,068       779,683
                                           ------------


AUTO COMPONENTS 0.2%
Goodyear Tire & Rubber Co.
  (The) (a)                        19,558       231,762
Johnson Controls, Inc.             54,193     2,070,173
                                           ------------
                                              2,301,935
                                           ------------

AUTOMOBILES 0.6%
Ford Motor Co. (a)                301,255     5,058,071
Harley-Davidson, Inc.              18,947       656,893
                                           ------------
                                              5,714,964
                                           ------------

BEVERAGES 2.5%
Brown-Forman Corp. Class B          8,349       581,257
Coca-Cola Co. (The)               187,235    12,314,446
Coca-Cola Enterprises, Inc.        26,691       668,076
Constellation Brands, Inc.
  Class A (a)                      14,255       315,748
Dr. Pepper Snapple Group,
  Inc.                             18,310       643,779
Molson Coors Brewing Co.
  Class B                          12,714       638,116
PepsiCo, Inc.                     128,060     8,366,160
                                           ------------
                                             23,527,582
                                           ------------

BIOTECHNOLOGY 1.2%
Amgen, Inc. (a)                    76,184     4,182,502
Biogen Idec, Inc. (a)              19,480     1,306,134
Celgene Corp. (a)                  37,831     2,237,325
Cephalon, Inc. (a)                  6,047       373,221
Genzyme Corp. (a)                  20,517     1,460,810
Gilead Sciences, Inc. (a)          65,468     2,372,560
                                           ------------
                                             11,932,552
                                           ------------

BUILDING PRODUCTS 0.0%++
Masco Corp.                        28,877       365,583
                                           ------------


CAPITAL MARKETS 2.4%
Ameriprise Financial, Inc.         20,212     1,163,201
Bank of New York Mellon
  Corp. (The)                     100,052     3,021,570
Charles Schwab Corp. (The)         79,786     1,365,138
E*TRADE Financial Corp. (a)        16,012       256,192
Federated Investors, Inc.
  Class B                           7,398       193,606
Franklin Resources, Inc.           11,793     1,311,500
Goldman Sachs Group, Inc.
  (The)                            41,221     6,931,723
Invesco, Ltd.                      37,664       906,196
Janus Capital Group, Inc.          14,770       191,567
Legg Mason, Inc.                   12,440       451,199
Morgan Stanley                    121,704     3,311,566
Northern Trust Corp.               19,493     1,080,107
State Street Corp.                 40,394     1,871,858
T. Rowe Price Group, Inc.          20,638     1,331,976
                                           ------------
                                             23,387,399
                                           ------------

CHEMICALS 2.0%
Air Products & Chemicals,
  Inc.                             17,110     1,556,154
Airgas, Inc.                        6,000       374,760
CF Industries Holdings, Inc.        5,719       772,923
Dow Chemical Co. (The)             93,357     3,187,208
E.I. du Pont de Nemours &
  Co.                              73,612     3,671,767
Eastman Chemical Co.                5,820       489,346
Ecolab, Inc.                       18,780       946,888
FMC Corp.                           5,835       466,158
International Flavors &
  Fragrances, Inc.                  6,427       357,277
Monsanto Co.                       43,507     3,029,827
PPG Industries, Inc.               13,291     1,117,374
Praxair, Inc.                      24,637     2,352,094
Sherwin-Williams Co. (The)          7,269       608,779
Sigma-Aldrich Corp.                 9,769       650,225
                                           ------------
                                             19,580,780
                                           ------------

COMMERCIAL BANKS 2.9%
BB&T Corp.                         55,796     1,466,877
Comerica, Inc.                     14,195       599,597
Fifth Third Bancorp                64,086       940,782
First Horizon National Corp.
  (a)                              21,032       247,753
Huntington Bancshares, Inc.        69,579       478,008
KeyCorp                            70,875       627,244
M&T Bank Corp.                      9,580       833,939
Marshall & Ilsley Corp.            42,434       293,643


+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investments. May be subject to change daily.

M-296    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
COMMERCIAL BANKS (CONTINUED)
PNC Financial Services
  Group, Inc.                      42,288  $  2,567,727
Regions Financial Corp.           101,130       707,910
SunTrust Banks, Inc.               40,238     1,187,423
U.S. Bancorp                      154,326     4,162,172
Wells Fargo & Co.                 423,238    13,116,146
Zions Bancorp                      13,793       334,204
                                           ------------
                                             27,563,425
                                           ------------

COMMERCIAL SERVICES & SUPPLIES 0.5%
Avery Dennison Corp.                8,852       374,794
Cintas Corp.                       10,053       281,082
Iron Mountain, Inc.                16,202       405,212
Pitney Bowes, Inc.                 16,622       401,920
R.R. Donnelley & Sons Co.          16,616       290,281
Republic Services, Inc.            24,661       736,377
Stericycle, Inc. (a)                6,860       555,111
Waste Management, Inc.             38,425     1,416,730
                                           ------------
                                              4,461,507
                                           ------------

COMMUNICATIONS EQUIPMENT 2.1%
Cisco Systems, Inc. (a)           446,945     9,041,697
F5 Networks, Inc. (a)               6,515       847,993
Harris Corp.                       10,381       470,259
JDS Uniphase Corp. (a)             17,828       258,150
Juniper Networks, Inc. (a)         41,862     1,545,545
Motorola, Inc. (a)                187,877     1,704,044
QUALCOMM, Inc.                    130,444     6,455,674
Tellabs, Inc.                      30,662       207,888
                                           ------------
                                             20,531,250
                                           ------------

COMPUTERS & PERIPHERALS 4.2%
X  Apple, Inc. (a)                 73,967    23,858,796
Dell, Inc. (a)                    136,189     1,845,361
EMC Corp. (a)                     165,307     3,785,530
Hewlett-Packard Co.               182,546     7,685,187
Lexmark International, Inc.
  Class A (a)                       6,324       220,202
NetApp, Inc. (a)                   28,740     1,579,550
QLogic Corp. (a)                    8,787       149,555
SanDisk Corp. (a)                  18,762       935,473
Western Digital Corp. (a)          18,465       625,963
                                           ------------
                                             40,685,617
                                           ------------

CONSTRUCTION & ENGINEERING 0.2%
Fluor Corp.                        14,393       953,680
Jacobs Engineering Group,
  Inc. (a)                         10,112       463,635
Quanta Services, Inc. (a)          16,988       338,401
                                           ------------
                                              1,755,716
                                           ------------

CONSTRUCTION MATERIALS 0.1%
Vulcan Materials Co.               10,327       458,106
                                           ------------


CONSUMER FINANCE 0.7%
American Express Co.               84,257     3,616,310
Capital One Financial Corp.        36,762     1,564,591
Discover Financial Services        43,795       811,521
SLM Corp. (a)                      39,067       491,854
                                           ------------
                                              6,484,276
                                           ------------

CONTAINERS & PACKAGING 0.2%
Ball Corp.                          7,150       486,557
Bemis Co., Inc.                     8,795       287,245
Owens-Illinois, Inc. (a)           13,157       403,920
Sealed Air Corp.                   12,837       326,702
                                           ------------
                                              1,504,424
                                           ------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                  12,682       651,094
                                           ------------


DIVERSIFIED CONSUMER SERVICES 0.1%
Apollo Group, Inc. Class A
  (a)                              10,217       403,469
DeVry, Inc.                         5,059       242,731
H&R Block, Inc.                    24,806       295,440
                                           ------------
                                                941,640
                                           ------------

DIVERSIFIED FINANCIAL SERVICES 4.1%
Bank of America Corp.             813,215    10,848,288
Citigroup, Inc. (a)             2,342,471    11,079,888
CME Group, Inc.                     5,410     1,740,667
IntercontinentalExchange,
  Inc. (a)                          5,957       709,777
X  JPMorgan Chase & Co.           315,219    13,371,590
Leucadia National Corp.            15,854       462,620
Moody's Corp.                      16,411       435,548
NASDAQ OMX Group, Inc. (The)
  (a)                              12,012       284,804
NYSE Euronext                      20,969       628,651
                                           ------------
                                             39,561,833
                                           ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.7%
X  AT&T, Inc.                     475,643    13,974,391
CenturyTel, Inc.                   24,263     1,120,223
Frontier Communications
  Corp.                            79,891       777,340
Qwest Communications
  International, Inc.             140,001     1,065,408
Verizon Communications, Inc.      227,544     8,141,524
Windstream Corp.                   38,914       542,461
                                           ------------
                                             25,621,347
                                           ------------

ELECTRIC UTILITIES 1.7%
Allegheny Energy, Inc.             13,640       330,634
American Electric Power Co.,
  Inc.                             38,604     1,388,972
Duke Energy Corp.                 106,129     1,890,157
Edison International               26,221     1,012,130
Entergy Corp.                      14,590     1,033,410
Exelon Corp.                       53,216     2,215,914
FirstEnergy Corp.                  24,542       908,545
NextEra Energy, Inc.               33,472     1,740,209
Northeast Utilities                14,174       451,867


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-297


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
ELECTRIC UTILITIES (CONTINUED)
Pepco Holdings, Inc.               18,023  $    328,920
Pinnacle West Capital Corp.         8,742       362,356
PPL Corp.                          38,865     1,022,927
Progress Energy, Inc.              23,544     1,023,693
Southern Co. (The)                 67,621     2,585,151
                                           ------------
                                             16,294,885
                                           ------------

ELECTRICAL EQUIPMENT 0.5%
Emerson Electric Co.               60,573     3,462,958
Rockwell Automation, Inc.          11,415       818,570
Roper Industries, Inc.              7,583       579,569
                                           ------------
                                              4,861,097
                                           ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.4%
Amphenol Corp. Class A             13,985       738,128
Corning, Inc.                     125,713     2,428,775
FLIR Systems, Inc. (a)             12,733       378,807
Jabil Circuit, Inc.                15,782       317,061
Molex, Inc.                        11,082       251,783
                                           ------------
                                              4,114,554
                                           ------------

ENERGY EQUIPMENT & SERVICES 2.1%
Baker Hughes, Inc.                 34,711     1,984,428
Cameron International Corp.
  (a)                              19,502       989,336
Diamond Offshore Drilling,
  Inc.                              5,595       374,138
FMC Technologies, Inc. (a)          9,657       858,604
Halliburton Co.                    73,309     2,993,206
Helmerich & Payne, Inc.             8,514       412,759
Nabors Industries, Ltd. (a)        22,943       538,243
National-Oilwell Varco, Inc.       33,733     2,268,544
Rowan Cos., Inc. (a)               10,155       354,511
Schlumberger, Ltd.                109,991     9,184,249
                                           ------------
                                             19,958,018
                                           ------------

FOOD & STAPLES RETAILING 2.3%
Costco Wholesale Corp.             34,859     2,517,168
CVS Caremark Corp.                109,334     3,801,543
Kroger Co. (The)                   51,666     1,155,252
Safeway, Inc.                      30,726       691,028
SUPERVALU, Inc.                    17,110       164,769
Sysco Corp.                        47,371     1,392,708
Wal-Mart Stores, Inc.             157,973     8,519,484
Walgreen Co.                       75,032     2,923,247
Whole Foods Market, Inc. (a)       11,763       595,090
                                           ------------
                                             21,760,289
                                           ------------

FOOD PRODUCTS 1.7%
Archer-Daniels-Midland Co.         51,469     1,548,187
Campbell Soup Co.                  15,588       541,683
ConAgra Foods, Inc.                35,400       799,332
Dean Foods Co. (a)                 14,621       129,250
General Mills, Inc.                51,702     1,840,074
H.J. Heinz Co.                     25,623     1,267,314
Hershey Co. (The)                  12,437       586,404
Hormel Foods Corp.                  5,574       285,723
J.M. Smucker Co. (The)              9,620       631,553
Kellogg Co.                        20,976     1,071,454
Kraft Foods, Inc. Class A         140,398     4,423,941
McCormick & Co., Inc.              10,725       499,034
Mead Johnson Nutrition Co.         16,471     1,025,320
Sara Lee Corp.                     51,682       904,952
Tyson Foods, Inc. Class A          24,021       413,642
                                           ------------
                                             15,967,863
                                           ------------

GAS UTILITIES 0.1%
Nicor, Inc.                         3,657       182,557
ONEOK, Inc.                         8,572       475,489
                                           ------------
                                                658,046
                                           ------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.5%
Baxter International, Inc.         47,037     2,381,013
Becton, Dickinson & Co.            18,683     1,579,087
Boston Scientific Corp. (a)       122,175       924,865
C.R. Bard, Inc.                     7,541       692,038
CareFusion Corp. (a)               17,885       459,645
DENTSPLY International, Inc.       11,489       392,579
Intuitive Surgical, Inc. (a)        3,168       816,552
Medtronic, Inc.                    86,927     3,224,122
St. Jude Medical, Inc. (a)         27,439     1,173,017
Stryker Corp.                      27,483     1,475,837
Varian Medical Systems, Inc.
  (a)                               9,787       678,043
Zimmer Holdings, Inc. (a)          16,175       868,274
                                           ------------
                                             14,665,072
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 1.9%
Aetna, Inc.                        32,262       984,314
AmerisourceBergen Corp.            22,446       765,857
Cardinal Health, Inc.              28,265     1,082,832
CIGNA Corp.                        21,901       802,891
Coventry Health Care, Inc.
  (a)                              11,930       314,952
DaVita, Inc. (a)                    7,821       543,481
Express Scripts, Inc. (a)          42,448     2,294,314
Humana, Inc. (a)                   13,619       745,504
Laboratory Corp. of America
  Holdings (a)                      8,276       727,626
McKesson Corp.                     20,436     1,438,286
Medco Health Solutions, Inc.
  (a)                              34,222     2,096,782
Patterson Cos., Inc.                7,792       238,669
Quest Diagnostics, Inc.            11,434       617,093
Tenet Healthcare Corp. (a)         39,083       261,465
UnitedHealth Group, Inc.           88,691     3,202,632
WellPoint, Inc. (a)                32,179     1,829,698
                                           ------------
                                             17,946,396
                                           ------------



M-298    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE TECHNOLOGY 0.1%
Cerner Corp. (a)                    5,710  $    540,965
                                           ------------


HOTELS, RESTAURANTS & LEISURE 1.6%
Carnival Corp.                     34,997     1,613,712
Darden Restaurants, Inc.           11,154       517,992
International Game
  Technology                       23,974       424,100
Marriott International, Inc.
  Class A                          23,082       958,826
McDonald's Corp.                   85,191     6,539,261
Starbucks Corp.                    59,560     1,913,663
Starwood Hotels & Resorts
  Worldwide, Inc.                  15,308       930,420
Wyndham Worldwide Corp.            14,386       431,004
Wynn Resorts, Ltd.                  6,062       629,478
Yum! Brands, Inc.                  37,593     1,843,937
                                           ------------
                                             15,802,393
                                           ------------

HOUSEHOLD DURABLES 0.4%
D.R. Horton, Inc.                  22,527       268,747
Fortune Brands, Inc.               12,265       738,966
Harman International
  Industries, Inc. (a)              5,608       259,650
Leggett & Platt, Inc.              11,777       268,045
Lennar Corp. Class A               12,786       239,738
Newell Rubbermaid, Inc.            23,363       424,739
Pulte Group, Inc. (a)              27,327       205,499
Stanley Black & Decker, Inc.       13,329       891,310
Whirlpool Corp.                     6,114       543,107
                                           ------------
                                              3,839,801
                                           ------------

HOUSEHOLD PRODUCTS 2.1%
Clorox Co. (The)                   11,179       707,407
Colgate-Palmolive Co.              39,124     3,144,396
Kimberly-Clark Corp.               32,948     2,077,042
X  Procter & Gamble Co.
  (The)                           225,714    14,520,182
                                           ------------
                                             20,449,027
                                           ------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.2%
AES Corp. (The) (a)                53,698       654,041
Constellation Energy Group,
  Inc.                             16,246       497,615
NRG Energy, Inc. (a)               20,381       398,245
                                           ------------
                                              1,549,901
                                           ------------

INDUSTRIAL CONGLOMERATES 2.4%
3M Co.                             57,405     4,954,051
X  General Electric Co.           858,748    15,706,501
Textron, Inc.                      22,072       521,782
Tyco International, Ltd.           40,070     1,660,501
                                           ------------
                                             22,842,835
                                           ------------

INSURANCE 3.7%
ACE, Ltd.                          27,281     1,698,242
Aflac, Inc.                        37,906     2,139,036
Allstate Corp. (The)               43,318     1,380,978
American International
  Group, Inc. (a)                  10,867       626,157
Aon Corp.                          26,422     1,215,676
Assurant, Inc.                      8,575       330,309
Berkshire Hathaway, Inc.
  Class B (a)                     139,253    11,155,558
Chubb Corp. (The)                  24,586     1,466,309
Cincinnati Financial Corp.         13,086       414,695
Genworth Financial, Inc.
  Class A (a)                      39,408       517,821
Hartford Financial Services
  Group, Inc. (The)                35,776       947,706
Lincoln National Corp.             25,492       708,932
Loews Corp.                        25,589       995,668
Marsh & McLennan Cos., Inc.        43,682     1,194,266
MetLife, Inc.                      72,984     3,243,409
Principal Financial Group,
  Inc.                             25,798       839,983
Progressive Corp. (The)            53,732     1,067,655
Prudential Financial, Inc.         39,132     2,297,440
Torchmark Corp.                     6,513       389,087
Travelers Cos., Inc. (The)         37,012     2,061,938
Unum Group                         25,459       616,617
XL Group PLC                       26,007       567,473
                                           ------------
                                             35,874,955
                                           ------------

INTERNET & CATALOG RETAIL 0.8%
Amazon.com, Inc. (a)               28,480     5,126,400
Expedia, Inc.                      16,731       419,781
Netflix, Inc. (a)                   3,500       614,950
Priceline.com, Inc. (a)             3,895     1,556,247
                                           ------------
                                              7,717,378
                                           ------------

INTERNET SOFTWARE & SERVICES 1.8%
Akamai Technologies, Inc.
  (a)                              14,616       687,683
eBay, Inc. (a)                     92,942     2,586,576
Google, Inc. Class A (a)           20,110    11,944,737
Monster Worldwide, Inc. (a)        10,428       246,413
VeriSign, Inc.                     14,029       458,327
Yahoo!, Inc. (a)                  105,108     1,747,946
                                           ------------
                                             17,671,682
                                           ------------

IT SERVICES 2.9%
Automatic Data Processing,
  Inc.                             39,608     1,833,058
Cognizant Technology
  Solutions Corp. Class A
  (a)                              24,216     1,774,791
Computer Sciences Corp.            12,434       616,726
Fidelity National
  Information Services, Inc.       21,233       581,572
Fiserv, Inc. (a)                   12,088       707,873
X  International Business
  Machines Corp.                  100,181    14,702,564
MasterCard, Inc. Class A            7,796     1,747,162
Paychex, Inc.                      25,897       800,476
SAIC, Inc. (a)                     23,640       374,930
Teradata Corp. (a)                 13,478       554,754
Total System Services, Inc.        13,357       205,431


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-299


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES (CONTINUED)
Visa, Inc. Class A                 39,294  $  2,765,512
Western Union Co. (The)            53,140       986,810
                                           ------------
                                             27,651,659
                                           ------------

LEISURE EQUIPMENT & PRODUCTS 0.1%
Hasbro, Inc.                       11,054       521,528
Mattel, Inc.                       28,961       736,478
                                           ------------
                                              1,258,006
                                           ------------

LIFE SCIENCES TOOLS & SERVICES 0.5%
Agilent Technologies, Inc.
  (a)                              27,871     1,154,696
Life Technologies Corp. (a)        14,749       818,569
PerkinElmer, Inc.                   9,486       244,928
Thermo Fisher Scientific,
  Inc. (a)                         32,008     1,771,963
Waters Corp. (a)                    7,404       575,365
                                           ------------
                                              4,565,521
                                           ------------

MACHINERY 2.2%
Caterpillar, Inc.                  51,179     4,793,425
Cummins, Inc.                      15,999     1,760,050
Danaher Corp.                      43,080     2,032,084
Deere & Co.                        34,118     2,833,500
Dover Corp.                        15,019       877,861
Eaton Corp.                        13,503     1,370,689
Flowserve Corp.                     4,500       536,490
Illinois Tool Works, Inc.          39,987     2,135,306
Ingersoll-Rand PLC                 25,902     1,219,725
PACCAR, Inc.                       29,342     1,684,818
Pall Corp.                          9,392       465,655
Parker Hannifin Corp.              12,979     1,120,088
Snap-On, Inc.                       4,683       264,964
                                           ------------
                                             21,094,655
                                           ------------

MEDIA 3.0%
Cablevision Systems Corp.
  Class A                          19,352       654,872
CBS Corp. Class B                  54,812     1,044,169
Comcast Corp. Class A             225,897     4,962,957
DIRECTV Class A (a)                67,392     2,690,963
Discovery Communications,
  Inc. Class A (a)                 22,906       955,180
Gannett Co., Inc.                  19,208       289,849
Interpublic Group of Cos.,
  Inc. (The) (a)                   39,370       418,109
McGraw-Hill Cos., Inc. (The)       24,872       905,590
Meredith Corp.                      2,931       101,559
News Corp. Class A                183,593     2,673,114
Omnicom Group, Inc.                24,248     1,110,558
Scripps Networks Interactive
  Class A                           7,226       373,946
Time Warner Cable, Inc.            28,597     1,888,260
Time Warner, Inc.                  89,449     2,877,574
Viacom, Inc. Class B               48,963     1,939,424
Walt Disney Co. (The)             152,691     5,727,439
Washington Post Co. Class B           480       210,960
                                           ------------
                                             28,824,523
                                           ------------

METALS & MINING 1.2%
AK Steel Holding Corp.              8,834       144,612
Alcoa, Inc.                        82,202     1,265,089
Allegheny Technologies, Inc.        7,932       437,688
Cliffs Natural Resources,
  Inc.                             10,908       850,933
Freeport-McMoRan Copper &
  Gold, Inc.                       37,865     4,547,208
Newmont Mining Corp.               39,641     2,435,147
Nucor Corp.                        25,396     1,112,853
Titanium Metals Corp. (a)           7,262       124,761
United States Steel Corp.          11,550       674,751
                                           ------------
                                             11,593,042
                                           ------------

MULTI-UTILITIES 1.2%
Ameren Corp.                       19,242       542,432
CenterPoint Energy, Inc.           33,958       533,820
CMS Energy Corp.                   18,512       344,323
Consolidated Edison, Inc.          23,371     1,158,500
Dominion Resources, Inc.           47,415     2,025,569
DTE Energy Co.                     13,590       615,899
Integrys Energy Group, Inc.         6,224       301,926
NiSource, Inc.                     22,392       394,547
PG&E Corp.                         31,455     1,504,807
Public Service Enterprise
  Group, Inc.                      40,719     1,295,271
SCANA Corp.                         9,071       368,283
Sempra Energy                      19,308     1,013,284
TECO Energy, Inc.                  17,272       307,442
Wisconsin Energy Corp.              9,415       554,167
Xcel Energy, Inc.                  37,001       871,373
                                           ------------
                                             11,831,643
                                           ------------

MULTILINE RETAIL 0.8%
Big Lots, Inc. (a)                  6,094       185,623
Family Dollar Stores, Inc.         10,135       503,811
J.C. Penney Co., Inc.              19,034       614,989
Kohl's Corp. (a)                   23,586     1,281,663
Macy's, Inc.                       34,030       860,959
Nordstrom, Inc.                    13,596       576,198
Sears Holdings Corp. (a)            3,561       262,624
Target Corp.                       57,098     3,433,303
                                           ------------
                                              7,719,170
                                           ------------

OFFICE ELECTRONICS 0.1%
Xerox Corp.                       111,303     1,282,211
                                           ------------


OIL, GAS & CONSUMABLE FUELS 9.4%
Anadarko Petroleum Corp.           39,846     3,034,671
Apache Corp.                       30,819     3,674,549
Cabot Oil & Gas Corp.               8,391       317,599


M-300    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Chesapeake Energy Corp.            52,652  $  1,364,213
X  Chevron Corp.                  162,270    14,807,137
ConocoPhillips                    118,469     8,067,739
CONSOL Energy, Inc.                18,174       885,801
Denbury Resources, Inc. (a)        32,155       613,839
Devon Energy Corp.                 35,010     2,748,635
El Paso Corp.                      56,698       780,164
EOG Resources, Inc.                20,406     1,865,312
EQT Corp.                          12,009       538,484
X  ExxonMobil Corp.               406,611    29,731,396
Hess Corp.                         24,191     1,851,579
Marathon Oil Corp.                 57,135     2,115,709
Massey Energy Co.                   8,222       441,110
Murphy Oil Corp.                   15,444     1,151,350
Newfield Exploration Co. (a)       10,797       778,572
Noble Energy, Inc.                 14,071     1,211,232
Occidental Petroleum Corp.         65,386     6,414,367
Peabody Energy Corp.               21,666     1,386,191
Pioneer Natural Resources
  Co.                               9,338       810,725
QEP Resources, Inc.                14,112       512,407
Range Resources Corp.              12,892       579,882
Southwestern Energy Co. (a)        27,848     1,042,351
Spectra Energy Corp.               52,145     1,303,104
Sunoco, Inc.                        9,703       391,128
Tesoro Corp. (a)                   11,498       213,173
Valero Energy Corp.                45,592     1,054,087
Williams Cos., Inc.                47,048     1,163,027
                                           ------------
                                             90,849,533
                                           ------------

PAPER & FOREST PRODUCTS 0.1%
International Paper Co.            35,187       958,494
MeadWestvaco Corp.                 13,732       359,229
                                           ------------
                                              1,317,723
                                           ------------

PERSONAL PRODUCTS 0.2%
Avon Products, Inc.                34,518     1,003,093
Estee Lauder Cos., Inc.
  (The) Class A                     9,185       741,230
                                           ------------
                                              1,744,323
                                           ------------

PHARMACEUTICALS 5.3%
Abbott Laboratories               124,291     5,954,782
Allergan, Inc.                     24,751     1,699,651
Bristol-Myers Squibb Co.          138,031     3,655,061
Eli Lilly & Co.                    81,689     2,862,383
Forest Laboratories, Inc.
  (a)                              22,976       734,772
Hospira, Inc. (a)                  13,470       750,144
X  Johnson & Johnson              221,717    13,713,196
King Pharmaceuticals, Inc.
  (a)                              20,119       282,672
Merck & Co., Inc.                 247,725     8,928,009
Mylan, Inc. (a)                    35,008       739,719
Pfizer, Inc.                      647,066    11,330,126
Watson Pharmaceuticals, Inc.
  (a)                              10,104       521,872
                                           ------------
                                             51,172,387
                                           ------------

PROFESSIONAL SERVICES 0.1%
Dun & Bradstreet Corp.              4,029       330,741
Equifax, Inc.                      10,062       358,207
Robert Half International,
  Inc.                             11,870       363,222
                                           ------------
                                              1,052,170
                                           ------------

REAL ESTATE INVESTMENT TRUSTS 1.4%
Apartment Investment &
  Management Co. Class A            9,434       243,775
AvalonBay Communities, Inc.         6,854       771,418
Boston Properties, Inc.            11,220       966,042
Equity Residential                 22,818     1,185,395
HCP, Inc.                          29,367     1,080,412
Health Care REIT, Inc.             11,478       546,812
Host Hotels & Resorts, Inc.        53,001       947,128
Kimco Realty Corp.                 32,659       589,168
Plum Creek Timber Co., Inc.        13,007       487,112
ProLogis                           44,816       647,143
Public Storage                     11,225     1,138,439
Simon Property Group, Inc.         23,570     2,344,979
Ventas, Inc.                       12,647       663,715
Vornado Realty Trust               13,058     1,088,123
Weyerhaeuser Co.                   43,109       816,053
                                           ------------
                                             13,515,714
                                           ------------

REAL ESTATE MANAGEMENT & DEVELOPMENT 0.1%
CB Richard Ellis Group, Inc.
  Class A (a)                      23,257       476,303
                                           ------------


ROAD & RAIL 0.8%
CSX Corp.                          30,562     1,974,611
Norfolk Southern Corp.             29,678     1,864,372
Ryder System, Inc.                  4,210       221,615
Union Pacific Corp.                39,743     3,682,586
                                           ------------
                                              7,743,184
                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.4%
Advanced Micro Devices, Inc.
  (a)                              45,646       373,384
Altera Corp.                       24,742       880,320
Analog Devices, Inc.               24,008       904,381
Applied Materials, Inc.           107,572     1,511,387
Broadcom Corp. Class A             36,721     1,599,200
First Solar, Inc. (a)               4,338       564,547
Intel Corp.                       449,784     9,458,958
KLA-Tencor Corp.                   13,504       521,795
Linear Technology Corp.            18,076       625,249
LSI Corp. (a)                      49,474       296,349
MEMC Electronic Materials,
  Inc. (a)                         18,299       206,047
Microchip Technology, Inc.         14,964       511,919


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-301


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Micron Technology, Inc. (a)        68,864  $    552,289
National Semiconductor Corp.       19,269       265,141
Novellus Systems, Inc. (a)          7,401       239,200
NVIDIA Corp. (a)                   46,190       711,326
Teradyne, Inc. (a)                 14,579       204,689
Texas Instruments, Inc.            94,682     3,077,165
Xilinx, Inc.                       20,847       604,146
                                           ------------
                                             23,107,492
                                           ------------

SOFTWARE 3.8%
Adobe Systems, Inc. (a)            41,019     1,262,565
Autodesk, Inc. (a)                 18,299       699,022
BMC Software, Inc. (a)             14,384       678,062
CA, Inc.                           31,137       760,988
Citrix Systems, Inc. (a)           15,049     1,029,502
Compuware Corp. (a)                17,970       209,710
Electronic Arts, Inc. (a)          26,595       435,626
Intuit, Inc. (a)                   22,764     1,122,265
McAfee, Inc. (a)                   12,248       567,205
X  Microsoft Corp.                607,095    16,950,092
Novell, Inc. (a)                   28,337       167,755
Oracle Corp.                      311,549     9,751,484
Red Hat, Inc. (a)                  15,217       694,656
Salesforce.com, Inc. (a)            9,412     1,242,384
Symantec Corp. (a)                 63,541     1,063,676
                                           ------------
                                             36,634,992
                                           ------------

SPECIALTY RETAIL 1.9%
Abercrombie & Fitch Co.
  Class A                           7,110       409,749
AutoNation, Inc. (a)                5,063       142,777
AutoZone, Inc. (a)                  2,190       596,972
Bed Bath & Beyond, Inc. (a)        21,247     1,044,290
Best Buy Co., Inc.                 26,626       913,006
Carmax, Inc. (a)                   18,000       573,840
GameStop Corp. Class A (a)         12,109       277,054
Gap, Inc. (The)                    35,365       782,981
Home Depot, Inc. (The)            132,145     4,633,004
Limited Brands, Inc.               21,303       654,641
Lowe's Cos., Inc.                 111,277     2,790,827
O'Reilly Automotive, Inc.
  (a)                              11,169       674,831
RadioShack Corp.                    9,161       169,387
Ross Stores, Inc.                   9,696       613,272
Staples, Inc.                      58,774     1,338,284
Tiffany & Co.                      10,161       632,725
TJX Cos., Inc.                     32,259     1,431,977
Urban Outfitters, Inc. (a)         10,355       370,813
                                           ------------
                                             18,050,430
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 0.5%
Coach, Inc.                        23,933     1,323,734
NIKE, Inc. Class B                 31,108     2,657,245
Polo Ralph Lauren Corp.             5,251       582,441
VF Corp.                            6,958       599,641
                                           ------------
                                              5,163,061
                                           ------------

THRIFTS & MORTGAGE FINANCE 0.1%
Hudson City Bancorp, Inc.          42,358       539,641
People's United Financial,
  Inc.                             29,873       418,521
                                           ------------
                                                958,162
                                           ------------

TOBACCO 1.5%
Altria Group, Inc.                167,740     4,129,759
Lorillard, Inc.                    12,212     1,002,117
Philip Morris International,
  Inc.                            146,305     8,563,231
Reynolds American, Inc.            27,226       888,112
                                           ------------
                                             14,583,219
                                           ------------

TRADING COMPANIES & DISTRIBUTORS 0.1%
Fastenal Co.                       11,868       711,012
W.W. Grainger, Inc.                 4,796       662,375
                                           ------------
                                              1,373,387
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 0.3%
American Tower Corp. Class A
  (a)                              32,293     1,667,611
MetroPCS Communications,
  Inc. (a)                         21,078       266,215
Sprint Nextel Corp. (a)           240,253     1,016,270
                                           ------------
                                              2,950,096
                                           ------------
Total Common Stocks
  (Cost $573,360,314)                       921,413,116 (b)
                                           ------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENTS 4.1%
-------------------------------------------------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $10,514 (Collateralized by
  a United States Treasury
  Note with a rate of 2.500%
  and a maturity date of
  4/30/15, with a Principal
  Amount of $15,000 and a
  Market Value of $15,562)    $    10,514        10,514
                                           ------------
Total Repurchase Agreement
  (Cost $10,514)                                 10,514
                                           ------------



M-302    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                PRINCIPAL
                                   AMOUNT         VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT 4.1%
United States Treasury Bills
  0.012%, due 1/6/11 (c)      $34,500,000  $ 34,499,931
  0.05%, due 1/27/11 (c)(d)     5,200,000     5,199,807
                                           ------------
Total U.S. Government
  (Cost $39,684,531)                         39,699,738
                                           ------------
Total Short-Term Investments
  (Cost $39,695,045)                         39,710,252
                                           ------------
Total Investments
  (Cost $613,055,359) (f)            99.9%  961,123,368
Other Assets, Less
  Liabilities                         0.1     1,090,810
                              -----------  ------------

Net Assets                          100.0% $962,214,178
                              ===========  ============





                              CONTRACTS        UNREALIZED
                                   LONG  APPRECIATION (E)
FUTURES CONTRACTS 0.1%
---------------------------------------------------------

Standard & Poor's 500 Index
  Mini March 2011                   640          $538,660
                                                 --------
Total Futures Contracts
  (Settlement Value
  $40,096,000) (b)                               $538,660
                                                 ========





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  The combined market value of common
     stocks and settlement value of Standard &
     Poor's 500 Index futures contracts
     represents 99.9% of net assets.
(c)  Interest rate presented is yield to
     maturity.
(d)  Represents a security, or a portion
     thereof, which is maintained at the
     broker as collateral for futures
     contracts.
(e)  Represents the difference between the
     value of the contracts at the time they
     were opened and the value at December 31,
     2010.
(f)  At December 31, 2010, cost is
     $640,845,621 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation     $401,132,525
Gross unrealized depreciation      (80,854,778)
                                  ------------
Net unrealized appreciation       $320,277,747
                                  ============



The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                    $921,413,116  $        --      $     --  $921,413,116
  Short-Term Investments
     Repurchase Agreement                                    --       10,514            --        10,514
     U.S. Government                                         --   39,699,738            --    39,699,738
                                                   ------------  -----------      --------  ------------
Total Short-Term Investments                                 --   39,710,252            --    39,710,252
                                                   ------------  -----------      --------  ------------
Total Investments in Securities                     921,413,116   39,710,252            --   961,123,368
Other Financial Instruments
  Futures Contracts Long (b)                            538,660           --            --       538,660
                                                   ------------  -----------      --------  ------------
Total Investments in Securities and Other
  Financial Instruments                            $921,951,776  $39,710,252           $--  $961,662,028
                                                   ============  ===========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized appreciation as shown on the Portfolio of Investments.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2010, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-303

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
---------------------------------------------------
Investment in securities, at value
  (identified cost $613,055,359)      $ 961,123,368
Receivables:
  Investment securities sold              3,021,845
  Dividends and interest                  1,136,645
  Fund shares sold                          124,381
                                      -------------
     Total assets                       965,406,239
                                      -------------

LIABILITIES
---------------------------------------------------
Payables:
  Investment securities purchased         2,446,329
  Fund shares redeemed                      316,202
  Manager (See Note 3)                      202,152
  Shareholder communication                  63,029
  Professional fees                          57,693
  NYLIFE Distributors (See Note 3)           50,972
  Variation margin on futures
     contracts                               47,291
  Custodian                                   4,401
  Directors                                   2,140
Accrued expenses                              1,852
                                      -------------
     Total liabilities                    3,192,061
                                      -------------
Net assets                            $ 962,214,178
                                      =============
NET ASSETS CONSIST OF
---------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $     378,457
Additional paid-in capital              731,989,294
                                      -------------
                                        732,367,751
Undistributed net investment income      14,942,427
Accumulated net realized loss on
  investments and futures
  transactions                         (133,702,669)
Net unrealized appreciation on
  investments and futures contracts     348,606,669
                                      -------------
Net assets                            $ 962,214,178
                                      =============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $ 719,103,211
                                      =============
Shares of capital stock outstanding      28,260,523
                                      =============
Net asset value per share
  outstanding                         $       25.45
                                      =============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $ 243,110,967
                                      =============
Shares of capital stock outstanding       9,585,210
                                      =============
Net asset value per share
  outstanding                         $       25.36
                                      =============





M-304    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
--------------------------------------------------
INCOME
  Dividends                           $ 18,305,185
  Interest                                   5,498
                                      ------------
     Total income                       18,310,683
                                      ------------
EXPENSES
  Manager (See Note 3)                   2,727,585
  Distribution and service--Service
     Class (See Note 3)                    558,948
  Shareholder communication                206,574
  Professional fees                        158,220
  Custodian                                 40,249
  Directors                                 30,760
  Miscellaneous                             34,631
                                      ------------
     Total expenses before waiver        3,756,967
  Expense waiver from Manager (See
     Note 3)                              (454,598)
                                      ------------
       Net expenses                      3,302,369
                                      ------------
Net investment income                   15,008,314
                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
--------------------------------------------------
Net realized gain on:
  Security transactions                  1,814,188
  Futures transactions                   5,066,622
                                      ------------
Net realized gain on investments and
  futures transactions                   6,880,810
                                      ------------
Net change in unrealized
  appreciation (depreciation) on:
  Investments                          103,889,813
  Futures contracts                       (406,515)
                                      ------------
Net change in unrealized
  appreciation (depreciation) on
  investments and futures contracts    103,483,298
                                      ------------
Net realized and unrealized gain on
  investments and futures
  transactions                         110,364,108
                                      ------------
Net increase in net assets resulting
  from operations                     $125,372,422
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-305

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                       2010           2009
INCREASE IN NET ASSETS
----------------------------------------------------------
Operations:
 Net investment income        $  15,008,314  $  15,817,390
 Net realized gain (loss)
  on investments and
  futures transactions            6,880,810    (28,935,012)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and futures
  contracts                     103,483,298    209,578,108
                              ----------------------------
 Net increase in net assets
  resulting from operations     125,372,422    196,460,486
                              ----------------------------
Dividends to shareholders:
 From net investment
  income:
     Initial Class              (12,153,990)   (17,673,412)
     Service Class               (3,577,921)    (4,818,930)
                              ----------------------------
 Total dividends to
  shareholders                  (15,731,911)   (22,492,342)
                              ----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                         28,214,228     34,656,962
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      15,731,911     22,492,342
 Cost of shares redeemed       (121,897,210)  (110,551,622)
                              ----------------------------
  Decrease in net assets
       derived from capital
       share transactions       (77,951,071)   (53,402,318)
                              ----------------------------
  Net increase in net
       assets                    31,689,440    120,565,826
                              ----------------------------

NET ASSETS
----------------------------------------------------------
Beginning of year               930,524,738    809,958,912
                              ----------------------------
End of year                   $ 962,214,178  $ 930,524,738
                              ============================
Undistributed net investment
 income at end of year        $  14,942,427  $  15,842,638
                              ============================





M-306    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-307

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                        INITIAL CLASS
                                     ----------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------------------------
                                       2010            2009            2008             2007              2006
Net asset value at beginning of
  year                               $  22.58        $  18.35        $  30.05        $    29.01        $    25.25
                                     --------        --------        --------        ----------        ----------
Net investment income (a)                0.40            0.39            0.51              0.53              0.44
Net realized and unrealized gain
  (loss) on investments                  2.90            4.40          (11.61)             1.00              3.47
                                     --------        --------        --------        ----------        ----------
Total from investment operations         3.30            4.79          (11.10)             1.53              3.91
                                     --------        --------        --------        ----------        ----------
Less dividends:
  From net investment income            (0.43)          (0.56)          (0.60)            (0.49)            (0.15)
                                     --------        --------        --------        ----------        ----------
Net asset value at end of year       $  25.45        $  22.58        $  18.35        $    30.05        $    29.01
                                     ========        ========        ========        ==========        ==========
Total investment return                 14.73%          26.26%         (37.01%)            5.22%            15.45%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                  1.71%           1.99%           2.04%             1.73%             1.66%
  Net expenses                           0.30%           0.30%           0.30%             0.28%             0.35%
  Expenses (before waiver)               0.35%           0.35%           0.35%             0.33%             0.35%
Portfolio turnover rate                     4%             15%              5%                4%                5%
Net assets at end of year (in
  000's)                             $719,103        $709,736        $630,244        $1,134,325        $1,241,402



(a)  Per share data based on average shares outstanding during the period.




M-308    MainStay VP S&P 500 Index Portfolio          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                           SERVICE CLASS
      --------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
      --------------------------------------------------------------------------------------
        2010              2009              2008              2007              2006

      $  22.52          $  18.30          $  29.91          $  28.90          $  25.18
      --------          --------          --------          --------          --------
          0.34              0.34              0.45              0.45              0.38
          2.88              4.38            (11.54)             0.99              3.44
      --------          --------          --------          --------          --------
          3.22              4.72            (11.09)             1.44              3.82
      --------          --------          --------          --------          --------

         (0.38)            (0.50)            (0.52)            (0.43)            (0.10)
      --------          --------          --------          --------          --------
      $  25.36          $  22.52          $  18.30          $  29.91          $  28.90
      ========          ========          ========          ========          ========
         14.44%            25.95%           (37.17%)            4.96%            15.16%

          1.46%             1.74%             1.79%             1.49%             1.41%
          0.55%             0.55%             0.55%             0.53%             0.60%
          0.60%             0.60%             0.60%             0.58%             0.60%
             4%               15%                5%                4%                5%
      $243,111          $220,788          $179,715          $301,185          $274,579




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-309

MAINSTAY VP U.S. SMALL CAP PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.




(LINE GRAPH)

                       MAINSTAY VP      MAINSTAY VP
                        U.S. SMALL       U.S. SMALL
                      CAP PORTFOLIO    CAP PORTFOLIO    RUSSELL 2500(TM)    RUSSELL 2000(R)
                      INITIAL CLASS    SERVICE CLASS          INDEX           GROWTH INDEX
                      -------------    -------------    ----------------    ---------------
12/31/00                  10000            10000              10000              10000
12/31/01                   9266             9243              10122               9077
12/31/02                   6581             6548               8321               6330
12/31/03                   9114             9046              12107               9403
12/31/04                   9648             9552              14322              10748
12/31/05                  10810            10672              15484              11195
12/31/06                  12176            11992              17987              12689
12/31/07                  16572            16280              18234              13583
12/31/08                   8747             8571              11526               8348
12/31/09                  12335            12058              15490              11226
12/31/10                  15422            15039              19627              14491




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2010
--------------------------------------------------------------------------------

                                                                       GROSS
                                                                      EXPENSE
CLASS                      ONE YEAR    FIVE YEARS    TEN YEARS(1)    RATIO(2)
-----------------------------------------------------------------------------
Initial Class Shares        25.03%        7.37%          4.43%         1.08%
-----------------------------------------------------------------------------
Service Class Shares(3)     24.72         7.10           4.16          1.33
-----------------------------------------------------------------------------




BENCHMARK PERFORMANCE                                             ONE      FIVE     TEN
                                                                 YEAR     YEARS    YEARS
Russell 2500(TM) Index(4)                                       26.71%    4.86%    6.98%
----------------------------------------------------------------------------------------
Russell 2000(R) Growth Index(4)                                 29.09     5.30     3.78
----------------------------------------------------------------------------------------
Average Lipper Variable Products Small-Cap Core Portfolio(5)    26.26     3.84     6.33
----------------------------------------------------------------------------------------







1. Performance figures shown for the ten-year period ended December 31, 2010 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.42% for Initial Class shares and 4.16% for Service Class shares for the ten-year period.
2. The gross expense ratios presented reflect the Portfolio's "Total Annual Portfolio Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5. The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per share growth value compared to the S&P SmallCap 600(R) Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.



M-310    MainStay VP U.S. Small Cap Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP U.S. SMALL CAP PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2010, to December 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2010, to December 31, 2010. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           7/1/10        12/31/10       PERIOD(1)        12/31/10        PERIOD(1)
INITIAL CLASS SHARES                $1,000.00       $1,299.70        $4.81          $1,021.00         $4.23
-------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES                $1,000.00       $1,298.00        $6.26          $1,019.80         $5.50
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.83% for Initial Class and 1.08% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                mainstayinvestments.com    M-311

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2010 (Unaudited)


Machinery                                7.0%
Health Care Equipment & Supplies         5.6
Specialty Retail                         4.9
Household Durables                       4.7
Commercial Banks                         4.6
Exchange Traded Funds                    4.5
Insurance                                4.3
Multi-Utilities                          4.1
Aerospace & Defense                      3.9
Thrifts & Mortgage Finance               3.8
Building Products                        3.4
Textiles, Apparel & Luxury Goods         3.2
Chemicals                                3.1
Electric Utilities                       3.1
Auto Components                          2.7
IT Services                              2.4
Electrical Equipment                     2.3
Pharmaceuticals                          2.3
Electronic Equipment & Instruments       2.1
Food Products                            2.0
Hotels, Restaurants & Leisure            1.9
Road & Rail                              1.9
Communications Equipment                 1.8
Biotechnology                            1.6
Health Care Providers & Services         1.6
Professional Services                    1.6
Wireless Telecommunication Services      1.6
Energy Equipment & Services              1.5
Semiconductors & Semiconductor
  Equipment                              1.5
Metals & Mining                          1.3
Diversified Consumer Services            1.2
Software                                 1.2
Capital Markets                          1.1
Internet Software & Services             0.9
Diversified Financial Services           0.8
Computers & Peripherals                  0.0++
Short-Term Investment                    4.5
Other Assets, Less Liabilities           0.0++
                                       -----
                                       100.0%
                                       =====



See Portfolio of Investment beginning on page M-315 for specific holdings within these categories.

++ Less than one-tenth of a percent.


TOP TEN HOLDINGS AS OF DECEMBER 31, 2010 (excluding short-term investment)

    1.  iShares Russell 2000 Index Fund
    2.  Endo Pharmaceuticals Holdings, Inc.
    3.  Woodward Governor Co.
    4.  Warnaco Group, Inc. (The)
    5.  Corn Products International, Inc.
    6.  Platinum Underwriters Holdings, Ltd.
    7.  Kennametal, Inc.
    8.  Harmonic, Inc.
    9.  Tupperware Brands Corp.
   10.  Westar Energy, Inc.







M-312    MainStay VP U.S. Small Cap Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by David N. Pearl, CFA, William W. Priest, CFA, and Michael
A. Welhoelter, CFA, of Epoch Investment Partners, Inc. ("Epoch"), the Portfolio's Subadvisor.

HOW DID MAINSTAY VP U.S. SMALL CAP PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED DECEMBER 31, 2010?

For the 12 months ended December 31, 2010, MainStay VP U.S. Small Cap Portfolio returned 25.03% for Initial Class shares and 24.72% for Service Class shares. Both share classes underperformed the 26.26% return of the average Lipper(1) Variable Products Small-Cap Core Portfolio, the 26.71% return of the Russell 2500(TM) Index(1) and the 29.09% return of the Russell 2000 Growth(R) Index(1) for the 12 months ended December 31, 2010. The Russell 2500(TM) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING THE REPORTING PERIOD?

While stock selection was positive for the reporting period, performance lagged the benchmark because of poor sector allocation.

WHICH SECTORS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S RELATIVE PERFORMANCE, AND WHICH SECTORS WERE PARTICULARLY WEAK?

Information technology was the strongest sector contributor to the Portfolio's performance relative to the Russell 2500(TM) Index. The contribution was driven by strong stock selection. On average, the Portfolio was underweight the sector during the reporting period, which slightly detracted from relative performance. Telecommunication services was the Portfolio's second-strongest sector contributor, driven by strong stock selection. Strong stock selection and a modestly overweight position in industrials made the sector another strong contributor to the Portfolio's relative performance.

The sector that made the weakest contribution to the Portfolio's performance relative to the Russell 2500(TM) Index was financials, where stock selection had a negative impact that was slightly offset by the Portfolio's underweight position. Energy was also a weak contributor, with poor stock selection and an underweight position in the sector detracting from relative performance. Although small, the Portfolio's residual cash position was also a drag on relative performance.

DURING THE REPORTING PERIOD, WHICH INDIVIDUAL STOCKS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

Specialty pharmaceutical company Endo Pharmaceuticals received Priority Review status(2) for one of its abuse-deterrent-formulated pain drugs earlier in 2010. The company also benefited from the third quarter 2010 acquisition of Qualitest, which provides better diversification of Endo Pharmaceuticals' product line. In addition, the company benefited from increased demand for its products and became the strongest single contributor to the Portfolio's absolute performance.

Another strong contributor on an absolute basis was Syniverse, a telecommunications company that agreed to be acquired by private equity fund Carlyle Group at a significant premium.

Network equipment supplier ADC Telecommunications was acquired by Tyco Electronics during the reporting period, and the stock made a strong contribution to the Portfolio's absolute performance.

Like many companies associated with oil and gas exploration in the Gulf of Mexico, marine contractor Cal Dive International's stock price was negatively affected by the Macondo oil well spill and subsequent drilling moratorium in the Gulf. With a negative return, Cal Drive International was the weakest contributor to the Portfolio's absolute performance during the reporting period.

Aerospace & defense supplier Alliant Techsystems was the Portfolio's second-weakest contributor. We chose to exit the Portfolio's position in the stock as the current administration's spending on a number of NASA's programs came under scrutiny and we felt there were better risk/reward trade-offs elsewhere.

Another weak contributor was Washington Federal, Inc., a thrift holding company based in Seattle. Its principal subsidiary is Washington Federal Savings, which operates 160 branches in eight western states. The parent company has a very well-capitalized balance sheet with significant excess capital and strong return on assets. Washington Federal, Inc.'s net interest margins suffered from the effects of quantitative easing, which brought mortgage rates to record lows. We have seen a rebound off the lows and continue to hold the stock.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING PERIOD?

During the reporting period, we added to the Portfolio's consumer discretionary exposure and its holdings in the industrials sector.

Among our consumer discretionary purchases was Iconix Brand Group, a diversified portfolio of brand names, including Candies, Danskin, Joe Boxer, Starter and many others. We felt that the stock was a fairly low-risk play within the apparel segment. The company partners with large retailers as the store's private label brand and receives a predictable stream of guaranteed minimum royalty payments from its retail partners.



1. Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indexes and other indexes, averages and service providers mentioned in the reports.
2. A Priority Review designation is given to drugs that offer major advances in treatment or provide a treatment where no adequate therapy exists. The goal for completing a Priority Review is six months rather than the standard ten months.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                mainstayinvestments.com    M-313

We also added men's retailer Jos. A. Bank Clothiers, which has maintained sales and profitability during the downturn. The company is moving into the tuxedo rental market through a joint venture that we believe will allow the company to benefit without significant capital expenditure. We believe that Jos. A. Bank Clothiers is well positioned for today's economic environment.

In the industrials sector, we added Mueller Industries to the Portfolio. The company is a manufacturer of copper, brass, plastic and aluminum products. Through scale and past investment in automation, Muller Industries has developed a cost advantage in manufacturing and has generated positive free cash flow throughout the past decade. In our opinion, the company is well positioned for any uptick in the economy.

Another industrial stock that we added to the Portfolio was Esterline Technologies, a worldwide supplier to the aerospace & defense industry. We believe that as the airline/aerospace cycle continues to ramp up, companies such as Esterline should benefit.

During the reporting period, we significantly reduced the Portfolio's exposure to the financials and information technology sectors. As previously mentioned, we sold the Portfolio's position in aerospace & defense supplier Alliant Techsystems to pursue better risk/reward trade-offs elsewhere. We also sold the Portfolio's position in Sybase, a database technology company that was acquired by German financial technology provider SAP.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During 2010, the Portfolio moved from an underweight position in industrials to a significantly overweight position. In the consumer discretionary sector, the Portfolio moved from a market-weight position to overweight relative to the Russell 2500(TM) Index.

The Portfolio began the reporting period with an overweight position in financials but moved to a significantly underweight position by the end of the reporting period. In information technology, the Portfolio moved from a slightly underweight position to one that was significantly underweight. In the materials sector, the Portfolio reduced exposure from overweight relative to the Russell 2500(TM) Index to moderately underweight.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF DECEMBER 2010?

As of December 31, 2010, the Portfolio's most significantly overweight positions relative to the Russell 2500(TM) Index were in industrials, consumer discretionary and utilities. As of the same date, the Portfolio's most significantly underweight positions relative to the benchmark were in information technology, financials and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP U.S. Small Cap Portfolio on this page and the preceding pages has not been audited.



M-314    MainStay VP U.S. Small Cap Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2010



                                   SHARES         VALUE
COMMON STOCKS 91.0%+
-------------------------------------------------------

AEROSPACE & DEFENSE 3.9%
Curtiss-Wright Corp.              107,400  $  3,565,680
Esterline Technologies Corp.
  (a)                              47,200     3,237,448
Hexcel Corp. (a)                  144,150     2,607,673
                                           ------------
                                              9,410,801
                                           ------------

AUTO COMPONENTS 2.7%
Dana Holding Corp. (a)            151,400     2,605,594
Tenneco, Inc. (a)                  93,650     3,854,634
                                           ------------
                                              6,460,228
                                           ------------

BIOTECHNOLOGY 1.6%
Alkermes, Inc. (a)                320,299     3,933,272
                                           ------------


BUILDING PRODUCTS 3.4%
Armstrong World Industries,
  Inc.                             73,050     3,141,150
Masco Corp.                       122,500     1,550,850
Simpson Manufacturing Co.,
  Inc.                            112,500     3,477,375
                                           ------------
                                              8,169,375
                                           ------------

CAPITAL MARKETS 1.1%
Waddell & Reed Financial,
  Inc. Class A                     75,250     2,655,573
                                           ------------


CHEMICALS 3.1%
Methanex Corp.                    132,950     4,041,680
Nalco Holding Co.                 104,100     3,324,954
                                           ------------
                                              7,366,634
                                           ------------

COMMERCIAL BANKS 4.6%
First Republic Bank/San
  Francisco CA(a)                  31,700       923,104
Investors Bancorp, Inc. (a)       197,200     2,587,264
Simmons First National Corp.
  Class A                          59,310     1,690,335
Texas Capital Bancshares,
  Inc. (a)                        127,650     2,715,115
UMB Financial Corp.                73,650     3,050,583
                                           ------------
                                             10,966,401
                                           ------------

COMMUNICATIONS EQUIPMENT 1.8%
X  Harmonic, Inc. (a)             502,000     4,302,140
                                           ------------


DIVERSIFIED CONSUMER SERVICES 1.2%
Service Corp. International       353,850     2,919,263
                                           ------------


DIVERSIFIED FINANCIAL SERVICES 0.8%
CBOE Holdings, Inc.                87,200     1,993,392
                                           ------------


ELECTRIC UTILITIES 3.1%
DPL, Inc.                         122,500     3,149,475
X  Westar Energy, Inc.            167,150     4,205,494
                                           ------------
                                              7,354,969
                                           ------------

ELECTRICAL EQUIPMENT 2.3%
X  Woodward Governor Co.          148,500     5,577,660
                                           ------------


ELECTRONIC EQUIPMENT & INSTRUMENTS 2.1%
DTS, Inc. (a)                      81,027     3,974,374
MTS Systems Corp.                  31,350     1,174,371
                                           ------------
                                              5,148,745
                                           ------------

ENERGY EQUIPMENT & SERVICES 1.5%
Cal Dive International, Inc.
  (a)                             490,950     2,783,687
Dresser-Rand Group, Inc. (a)       21,538       917,303
                                           ------------
                                              3,700,990
                                           ------------

FOOD PRODUCTS 2.0%
X  Corn Products
  International, Inc.             104,300     4,797,800
                                           ------------


HEALTH CARE EQUIPMENT & SUPPLIES 5.6%
Alere, Inc. (a)                    83,450     3,054,270
Haemonetics Corp. (a)              54,000     3,411,720
SonoSite, Inc. (a)                114,500     3,618,200
Teleflex, Inc.                     61,300     3,298,553
                                           ------------
                                             13,382,743
                                           ------------

HEALTH CARE PROVIDERS & SERVICES 1.6%
Bio-Reference Laboratories,
  Inc. (a)                        173,000     3,837,140
                                           ------------


HOTELS, RESTAURANTS & LEISURE 1.9%
Multimedia Games, Inc. (a)        268,820     1,500,016
Shuffle Master, Inc. (a)          261,950     2,999,327
                                           ------------
                                              4,499,343
                                           ------------

HOUSEHOLD DURABLES 4.7%
KB Home                           207,400     2,797,826
Leggett & Platt, Inc.              97,200     2,212,272
Ryland Group, Inc. (The)          112,500     1,915,875
X  Tupperware Brands Corp.         90,172     4,298,499
                                           ------------
                                             11,224,472
                                           ------------

INSURANCE 4.3%
Arthur J. Gallagher & Co.         112,300     3,265,684
X  Platinum Underwriters
  Holdings, Ltd.                   99,800     4,488,006
Validus Holdings, Ltd.             83,056     2,542,344
                                           ------------
                                             10,296,034
                                           ------------

INTERNET SOFTWARE & SERVICES 0.9%
Digital River, Inc. (a)            62,237     2,142,198
                                           ------------


IT SERVICES 2.4%
Forrester Research, Inc.           46,185     1,629,869
NeuStar, Inc. Class A(a)          159,850     4,164,092
                                           ------------
                                              5,793,961
                                           ------------



+ Percentages indicated are based on Portfolio net assets.
X Among the Portfolio's 10 largest holdings, as of December 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-315


                                   SHARES         VALUE
COMMON STOCKS (CONTINUED)
MACHINERY 7.0%
Actuant Corp. Class A              46,200  $  1,229,844
Harsco Corp.                       94,700     2,681,904
Kaydon Corp.                       23,702       965,146
X  Kennametal, Inc.               113,281     4,470,068
Mueller Industries, Inc.          124,509     4,071,444
Wabtec Corp.                       67,187     3,553,520
                                           ------------
                                             16,971,926
                                           ------------

METALS & MINING 1.3%
RTI International Metals,
  Inc. (a)                        113,300     3,056,834
                                           ------------


MULTI-UTILITIES 4.1%
CMS Energy Corp.                  133,350     2,480,310
NSTAR                              79,300     3,345,667
Vectren Corp.                     159,250     4,041,765
                                           ------------
                                              9,867,742
                                           ------------

PHARMACEUTICALS 2.3%
X  Endo Pharmaceuticals
  Holdings, Inc. (a)              156,950     5,604,685
                                           ------------


PROFESSIONAL SERVICES 1.6%
IHS, Inc. Class A (a)              48,100     3,866,759
                                           ------------


ROAD & RAIL 1.9%
Con-Way, Inc.                      89,400     3,269,358
Genesee & Wyoming, Inc.
  Class A(a)                       23,966     1,269,000
                                           ------------
                                              4,538,358
                                           ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.5%
MEMC Electronic Materials,
  Inc. (a)                        104,500     1,176,670
Varian Semiconductor
  Equipment Associates, Inc.
  (a)                              65,500     2,421,535
                                           ------------
                                              3,598,205
                                           ------------

SOFTWARE 1.2%
Solera Holdings, Inc.              33,350     1,711,522
THQ, Inc. (a)                     182,850     1,108,071
                                           ------------
                                              2,819,593
                                           ------------

SPECIALTY RETAIL 4.9%
Express, Inc.                     119,826     2,252,729
GameStop Corp. Class A (a)        153,800     3,518,944
JoS. A. Bank Clothiers, Inc.
  (a)                              61,700     2,487,744
Monro Muffler Brake, Inc.          68,325     2,363,362
Stage Stores, Inc.                 72,110     1,250,387
                                           ------------
                                             11,873,166
                                           ------------

TEXTILES, APPAREL & LUXURY GOODS 3.2%
Iconix Brand Group, Inc. (a)      155,500     3,002,705
X  Warnaco Group, Inc. (The)
  (a)                              87,400     4,813,118
                                           ------------
                                              7,815,823
                                           ------------

THRIFTS & MORTGAGE FINANCE 3.8%
Brookline Bancorp, Inc.           208,950     2,267,107
First Niagara Financial
  Group, Inc.                     219,800     3,072,804
Washington Federal, Inc.          221,900     3,754,548
                                           ------------
                                              9,094,459
                                           ------------

WIRELESS TELECOMMUNICATION SERVICES 1.6%
NTELOS Holdings Corp.             196,914     3,751,212
                                           ------------
Total Common Stocks
  (Cost $188,911,693)                       218,791,896
                                           ------------


EXCHANGE TRADED FUNDS 4.5% (B)
-------------------------------------------------------

X  iShares Russell 2000
  Index Fund                      104,750     8,194,593
iShares Russell 2000 Value
  Index Fund                       37,100     2,637,439
                                           ------------
Total Exchange Traded Funds
  (Cost $9,667,503)                          10,832,032
                                           ------------


                                NUMBER OF
                                 WARRANTS

WARRANTS 0.0%++
-------------------------------------------------------

COMPUTERS & PERIPHERALS 0.0%++
Latronix, Inc.
  Strike Price $0.01 Expires
  2/9/11 (a)(c)                       120             1
                                           ------------
Total Warrants
  (Cost $0)                                           1
                                           ------------


                                PRINCIPAL
                                   AMOUNT
SHORT-TERM INVESTMENT 4.5%
-------------------------------------------------------

REPURCHASE AGREEMENT 4.5%
State Street Bank and Trust
  Co.
  0.01%, dated 12/31/10
  due 1/3/11
  Proceeds at Maturity
  $10,871,499
  (Collateralized by a
  United States Treasury
  Note with a rate of 1.375%
  and a maturity date of
  5/15/13, with a Principal
  Amount of $10,925,000 and
  a Market Value of
  $11,092,153)                $10,871,490    10,871,490
                                           ------------
Total Short-Term Investment
  (Cost $10,871,490)                         10,871,490
                                           ------------
Total Investments
  (Cost $209,450,686) (d)           100.0%  240,495,419
Other Assets, Less
  Liabilities                       0.0++        37,593
                              -----------  ------------

Net Assets                          100.0% $240,533,012
                              ===========  ============








M-316    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  Exchange Traded Fund--An investment
     vehicle that represents a basket of
     securities that is traded on an exchange.
(c)  Fair Valued Security. The totals market
     value of this security at December 31,
     2010 is $1, which represents less than
     one-tenth of a percent of the Portfolio's
     net assets.
(d)  At December 31, 2010, cost is
     $209,949,530 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $35,634,654
Gross unrealized depreciation       (5,088,765)
                                   -----------
Net unrealized appreciation        $30,545,889
                                   ===========






The following is a summary of the fair valuations according to the inputs used as of December 31, 2010, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE  SIGNIFICANT
                                                    MARKETS FOR        OTHER   SIGNIFICANT
                                                      IDENTICAL   OBSERVABLE  UNOBSERVABLE
                                                         ASSETS       INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)    (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
  Common Stocks                                    $218,791,896  $        --      $     --  $218,791,896
  Exchange Traded Funds                              10,832,032           --            --    10,832,032
  Warrants (b)                                               --           --             1             1
  Short-Term Investment
  Repurchase Agreement                                       --   10,871,490            --    10,871,490
                                                   ------------  -----------      --------  ------------
Total Investments in Securities                    $229,623,928  $10,871,490           $ 1  $240,495,419
                                                   ============  ===========      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $1 is held in Computers & Peripherals within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2010, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                     BALANCE
                                       AS OF     ACCRUED  REALIZED
                                DECEMBER 31,   DISCOUNTS      GAIN
 INVESTMENTS IN SECURITIES              2009  (PREMIUMS)    (LOSS)
Warrants Computers &
  Peripherals                             $1         $--       $--
                                          --         ---       ---
Total                                     $1         $--       $--
                                          ==         ===       ===

                                                                                                            CHANGE IN
                                                                                                           UNREALIZED
                                                                                                         APPRECIATION
                                                                                                       (DEPRECIATION)
                                                                                                                 FROM
                                     CHANGE IN                                                BALANCE     INVESTMENTS
                                    UNREALIZED                    TRANSFERS  TRANSFERS          AS OF   STILL HELD AT
                                  APPRECIATION                        IN TO     OUT OF  DECEMBER 31,     DECEMBER 31,
 INVESTMENTS IN SECURITIES      (DEPRECIATION)  PURCHASES  SALES    LEVEL 3    LEVEL 3           2010        2010 (A)
Warrants Computers &
  Peripherals                              $--        $--    $--        $--        $--             $1           $  --
                                           ---        ---    ---        ---        ---             --           -----
Total                                      $--        $--    $--        $--        $--             $1             $--
                                           ===        ===    ===        ===        ===             ==           =====



(a) Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-317

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities, at value
  (identified cost $209,450,686)      $240,495,419
Receivables:
  Investment securities sold               849,408
  Dividends and interest                   250,339
  Fund shares sold                          32,255
                                      ------------
     Total assets                      241,627,421
                                      ------------

LIABILITIES
--------------------------------------------------
Payables:
  Investment securities purchased          742,635
  Manager (See Note 3)                     159,516
  Fund shares redeemed                      80,806
  Shareholder communication                 41,793
  Professional fees                         39,242
  NYLIFE Distributors (See Note 3)          27,783
  Directors                                    570
  Custodian                                    261
Accrued expenses                             1,803
                                      ------------
     Total liabilities                   1,094,409
                                      ------------
Net assets                            $240,533,012
                                      ============

NET ASSETS CONSIST OF
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 200 million shares
  authorized                          $    262,119
Additional paid-in capital             242,642,059
                                      ------------
                                       242,904,178
Undistributed net investment income      2,013,346
Accumulated net realized loss on
  investments                          (35,429,245)
Net unrealized appreciation on
  investments                           31,044,733
                                      ------------
Net assets                            $240,533,012
                                      ============
INITIAL CLASS
Net assets applicable to outstanding
  shares                              $107,626,808
                                      ============
Shares of capital stock outstanding     11,559,005
                                      ============
Net asset value per share
  outstanding                         $       9.31
                                      ============
SERVICE CLASS
Net assets applicable to outstanding
  shares                              $132,906,204
                                      ============
Shares of capital stock outstanding     14,652,868
                                      ============
Net asset value per share
  outstanding                         $       9.07
                                      ============






M-318    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Dividends (a)                       $ 4,180,995
  Interest                                  1,243
                                      -----------
     Total income                       4,182,238
                                      -----------
EXPENSES
  Manager (See Note 3)                  1,764,024
  Distribution and service--Service
     Class (See Note 3)                   288,155
  Professional fees                        58,149
  Shareholder communication                25,102
  Custodian                                13,181
  Directors                                 7,542
  Miscellaneous                            12,724
                                      -----------
     Total expenses                     2,168,877
                                      -----------
Net investment income                   2,013,361
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------
Net realized gain on investments       23,682,269
Net change in unrealized
  appreciation (depreciation) on
  investments                          21,309,190
                                      -----------
Net realized and unrealized gain on
  investments                          44,991,459
                                      -----------
Net increase in net assets resulting
  from operations                     $47,004,820
                                      ===========




(a) Dividends recorded net of foreign withholding taxes in the amount of $13,571.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-319

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010 AND DECEMBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
Operations:
 Net investment income
  (loss)                      $  2,013,361  $   (186,919)
 Net realized gain on
  investments                   23,682,269     5,169,516
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   21,309,190    20,585,979
                              --------------------------
 Net increase in net assets
  resulting from operations     47,004,820    25,568,576
                              --------------------------
Dividends to shareholders:
 From net investment
  income:
    Initial Class                  (62,966)           --
                              --------------------------
 Total dividends to
  shareholders                     (62,966)           --
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        97,227,983    20,647,806
 Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Small Cap
  Growth Portfolio (See
  Note 12)                              --   107,146,056
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         62,966            --
 Cost of shares redeemed       (89,623,921)  (15,858,842)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions          7,667,028   111,935,020
                              --------------------------
    Net increase in net
     assets                     54,608,882   137,503,596
NET ASSETS
--------------------------------------------------------
Beginning of year              185,924,130    48,420,534
                              --------------------------
End of year                   $240,533,012  $185,924,130
                              ==========================
Undistributed net investment
 income at
 end of year                  $  2,013,346  $     67,952
                              ==========================






M-320    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-321

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                                    INITIAL CLASS
                                     --------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------
                                       2010            2009           2008           2007           2006
Net asset value at beginning of
  year                               $   7.45        $  5.28        $ 14.98        $ 11.45        $ 10.17
                                     --------        -------        -------        -------        -------
Net investment income (loss) (a)         0.08          (0.00)++       (0.01)         (0.03)         (0.04)
Net realized and unrealized gain
  (loss) on investments                  1.78           2.17          (6.90)          4.18           1.32
                                     --------        -------        -------        -------        -------
Total from investment operations         1.86           2.17          (6.91)          4.15           1.28
                                     --------        -------        -------        -------        -------
Less dividends and distributions:
  From net investment income            (0.00)++          --             --             --             --
  From net realized gain on
     investments                           --             --          (2.79)         (0.62)            --
                                     --------        -------        -------        -------        -------
Total dividends and distributions       (0.00)++          --          (2.79)         (0.62)            --
                                     --------        -------        -------        -------        -------
Net asset value at end of year       $   9.31        $  7.45        $  5.28        $ 14.98        $ 11.45
                                     ========        =======        =======        =======        =======
Total investment return                 25.03%         41.10%(b)     (47.22%)        36.10%         12.64%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income (loss)           0.98%         (0.02%)        (0.13%)        (0.23%)        (0.34%)
  Net expenses                           0.85%          1.08%          0.95%          0.92%          0.96% #
  Expenses (before reimbursement)        0.85%          1.08%          0.95%          0.92%          0.97% #
Portfolio turnover rate                    70%           186%           279%           179%           228%
Net assets at end of year (in
  000's)                             $107,627        $76,143        $14,963        $36,128        $27,772



++   Less than one cent per share.
#    Includes fees paid indirectly which amounted to 0.01% of average net assets for the year ended December 31, 2006.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total investment returns may reflect adjustments to conform to generally accepted accounting principles.





M-322    MainStay VP U.S. Small Cap Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                         SERVICE CLASS
      -----------------------------------------------------------------------------------
                                    YEAR ENDED DECEMBER 31,
      -----------------------------------------------------------------------------------
        2010              2009              2008             2007             2006

      $   7.27          $   5.17          $ 14.80          $ 11.35          $ 10.10
      --------          --------          -------          -------          -------
          0.07             (0.02)           (0.04)           (0.07)           (0.07)
          1.73              2.12            (6.80)            4.14             1.32
      --------          --------          -------          -------          -------
          1.80              2.10            (6.84)            4.07             1.25
      --------          --------          -------          -------          -------

            --                --               --               --               --
            --                --            (2.79)           (0.62)              --
      --------          --------          -------          -------          -------
            --                --            (2.79)           (0.62)              --
      --------          --------          -------          -------          -------
      $   9.07          $   7.27          $  5.17          $ 14.80          $ 11.35
      ========          ========          =======          =======          =======
         24.76%(b)         40.62% (b)      (47.35%)          35.76%           12.36%

          0.84%            (0.39%)          (0.38%)          (0.48%)          (0.59%)
          1.10%             1.33%            1.20%            1.17%            1.21% #
          1.10%             1.33%            1.20%            1.17%            1.22% #
            70%              186%             279%             179%             228%
      $132,906          $109,781          $33,458          $62,478          $31,805




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                           M-323

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Portfolios (each a "Portfolio" and collectively, the "Portfolios") are separate series of the Fund.

The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT OF
 OPERATIONS        PORTFOLIOS
January 23, 1984   Bond and Common Stock Portfolios
-----------------------------------------------------------
January 29, 1993   Cash Management, Government, Growth
                   Equity, Income Builder and S&P 500 Index
                   Portfolios
-----------------------------------------------------------
May 1, 1995        High Yield Corporate Bond and
                   International Equity Portfolios
-----------------------------------------------------------
October 1, 1996    Convertible Portfolio
-----------------------------------------------------------
May 1, 1998        ICAP Select Equity, Large Cap Growth and
                   U.S. Small Cap Portfolios
-----------------------------------------------------------
July 2, 2001       Mid Cap Core Portfolio
-----------------------------------------------------------
May 2, 2005        Balanced and Floating Rate Portfolios
-----------------------------------------------------------
February 13, 2006  Conservative Allocation, Growth
                   Allocation, Moderate Allocation and
                   Moderate Growth Allocation Portfolios
-----------------------------------------------------------



Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Asset Allocation Portfolios (as defined below), which may invest in and own shares in any of the Portfolios or other MainStay Funds.

On May 13, 2003, the Fund's Board of Directors ("Board") adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

 COMMENCEMENT OF
 OPERATIONS        PORTFOLIOS
June 4, 2003       Bond, Government, High Yield Corporate
                   Bond and Income Builder Portfolios
-----------------------------------------------------------
June 5, 2003       Common Stock, Convertible, Growth
                   Equity, ICAP Select Equity,
                   International Equity, Mid Cap Core, S&P
                   500 Index and U.S. Small Cap Portfolios
-----------------------------------------------------------
June 6, 2003       Large Cap Growth Portfolio
-----------------------------------------------------------
May 2, 2005        Balanced and Floating Rate Portfolios
-----------------------------------------------------------
February 13, 2006  Conservative Allocation, Growth
                   Allocation, Moderate Allocation and
                   Moderate Growth Allocation Portfolios
-----------------------------------------------------------



The investment objectives for each of the Portfolios are as follows:

BALANCED: to seek high total return.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek a high level of current income while preserving capital and maintaining liquidity.

COMMON STOCK: to seek long-term growth of capital with income as a secondary consideration.

CONSERVATIVE ALLOCATION: to seek current income and, secondarily, long-term growth of capital.

CONVERTIBLE: to seek capital appreciation together with current income.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

GROWTH ALLOCATION: to seek long-term growth of capital.

GROWTH EQUITY: to seek long-term growth of capital.

HIGH YIELD CORPORATE BOND: to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP SELECT EQUITY: to seek a superior total return.

INCOME BUILDER: to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

INTERNATIONAL EQUITY: to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

LARGE CAP GROWTH: to seek long-term growth of capital.

MID CAP CORE: to seek long-term growth of capital.

MODERATE ALLOCATION: to seek long-term growth of capital and, secondarily, current income.


M-324    MainStay VP Series Fund, Inc.

MODERATE GROWTH ALLOCATION: to seek long-term growth of capital and, secondarily, current income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500(R) Index.

U.S. SMALL CAP: to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

The Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the "Asset Allocation Portfolios") operate as "funds-of-funds." The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of Eclipse Funds and The MainStay Funds, each a Massachusetts business trust, Eclipse Funds Inc., a Maryland corporation, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC also serves as manager (the "Underlying Portfolios/Funds").

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date").

"Fair value" is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Portfolios to measure fair value during the year ended December 31, 2010, maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Portfolios have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Portfolios primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended December 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of December 31, 2010, for each Portfolio's investments is included at the end of each Portfolio's respective Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their net asset value ("NAV") at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Portfolios/Funds are valued as described in the paragraphs below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds, including Money Market Funds, are valued at their respective NAV as of the close of the Exchange on the valuation

                                                mainstayinvestments.com    M-325
date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of municipal securities) supplied by a pricing agent or brokers selected by the Portfolio's Manager (as defined in Note 3(A)) in consultation with a Portfolio's Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolios' Manager, in consultation with a Portfolio's Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

The Cash Management Portfolio seeks to maintain a stable NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the Cash Management Portfolio are valued daily at their NAV and the securities it holds are valued at their amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Portfolios have engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Portfolios' Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio's Manager or Subadvisor, if any, reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At December 31, 2010, the Convertible, Floating Rate, Government, High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios held securities with values of $234, $993,119, $1,286,399, $19,672,653, $509,936 and $1, respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by certain of the Portfolios principally trade, including the International Equity Portfolio, and the time at which the Portfolios' NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor, if any, conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor, if any, may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Portfolio's policies and procedures and are generally categorized as Level 2 in the hierarchy. At December 31, 2010, foreign equity securities held by the Portfolios were not fair valued.

The Portfolios adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective June 30, 2010. The Update required the Portfolios to make disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also required that the Portfolios separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Portfolios recognize transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. The roll forward activity of Level 3 fair value measurements is included at the end of each Portfolio's respective Portfolio of Investments.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the

M-326    MainStay VP Series Fund, Inc.

price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, might wish to sell it. Illiquid securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), applicable to regulated investment companies and to distribute all of the Portfolio's taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios' tax positions taken on federal and state income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal or state income tax is required in the Portfolios' financial statements. The Portfolios' federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, in exchange for the premium, a

                                                mainstayinvestments.com    M-327

Portfolio foregoes the opportunity for capital appreciation above the exercise price should the price of the underlying security or foreign currency increase. A Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, a Portfolio, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, a Portfolio has retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. However, each Portfolio's activities in purchased and written options have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by a counterparty. The Income Builder and the International Equity Portfolios write covered call options to try to realize greater return on the sale of a stock. These Portfolios write put options to help protect against unanticipated adverse developments.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Portfolio may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Portfolios did not hold purchased or written options at the year ended December 31, 2010.

(H) REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3 (A)), if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(I) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Floating Rate, High Yield Corporate Bond and Income Builder Portfolios may invest in loan assignments and participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are marked to market and recorded in a Portfolio's Statement of Assets and Liabilities. (See Note 5.)

(J) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Portfolios are subject to equity price risk and interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio's

M-328    MainStay VP Series Fund, Inc.

Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Balanced Portfolio, Bond Portfolio, Government Portfolio and Income Builder Portfolio invest in futures contracts to help manage the duration and yield curve of their investment portfolios while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Growth Equity Portfolio and the S&P 500 Index Portfolio invest in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The International Equity Portfolio invests in futures contracts to reduce the Portfolio's return volatility. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAV and may result in a loss to the Portfolio.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Income Builder and International Equity Portfolios entered into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio's Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio's assets. Moreover, there may be an imperfect correlation between a Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6.)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date; and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses. (See Note 6.)

(M) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) SECURITIES LENDING. In order to realize additional income, each Portfolio other than the Cash Management and the Asset Allocation Portfolios may engage in securities lending, subject to the limitations set forth in the 1940 Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Portfolios' cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the

                                                mainstayinvestments.com    M-329
securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower's inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of December 31, 2010.

(O) RIGHTS AND WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Portfolios may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The International Equity Portfolio may invest in warrants when the underlying security cannot be purchased due to restrictions an industry and/or country places on foreign investors. The High Yield Corporate Bond, Income Builder and U.S. Small Cap Portfolios invested in warrants only if received as part of a corporate action. The Portfolios are exposed to risk until each sale is completed.

(P) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Convertible and High Yield Corporate Bond Portfolios may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 7.)

(Q) CONCENTRATION OF RISK. The High Yield Corporate Bond Portfolio invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--higher interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Floating Rate, High Yield Corporate Bond, and Income Builder Portfolios may invest in floating rate loans. The floating rate loans in which the Portfolios principally invest are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Portfolios' NAVs could go down and the Portfolios could lose money.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R) INDEMNIFICATIONS. Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(S) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Balanced, Bond, Growth Equity, High Yield Corporate Bond, Income Builder, International Equity, S&P 500 Index and U.S. Small Cap Portfolios' derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios' financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.


M-330    MainStay VP Series Fund, Inc.

BALANCED PORTFOLIO

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                             INTEREST
                              STATEMENT OF       RATE
                                OPERATIONS  CONTRACTS
                                  LOCATION       RISK    TOTAL
                        Net realized gain
                        (loss) on futures
Futures Contracts             transactions   $(18,644) $(18,644)
                                            -------------------
Total Realized Gain
  (Loss)                                     $(18,644) $(18,644)
                                            ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    INTEREST
                                        RATE
                                   CONTRACTS
                                        RISK  TOTAL
Futures Contracts Long (2)                18      18
Futures Contracts Short (2)               (5)     (5)
                                   =================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

BOND PORTFOLIO

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                                 INTEREST
                                  STATEMENT OF       RATE
                                    OPERATIONS  CONTRACTS
                                      LOCATION       RISK    TOTAL
                     Net realized gain (loss)
Futures Contracts      on futures transactions   $(27,529) $(27,529)
                                                -------------------
Total Realized Gain
  (Loss)                                         $(27,529) $(27,529)
                                                ===================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                    INTEREST
                                        RATE
                                   CONTRACTS
                                        RISK  TOTAL
Futures Contracts Long (2)               127     127
Futures Contracts Short (2)             (101)   (101)
                                   =================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.


GROWTH EQUITY PORTFOLIO

Fair value of derivatives instruments as of December 31, 2010:

ASSET DERIVATIVES

                                   STATEMENT OF
                                     ASSETS AND     EQUITY
                                    LIABILITIES  CONTRACTS
                                       LOCATION       RISK   TOTAL
                        Net Assets--Unrealized
                    appreciation (depreciation)
                            on investments and
Futures Contracts         futures contracts (a)    $55,439  $55,439
                                                 ------------------
Total Fair Value                                   $55,439  $55,439
                                                 ==================



(a) Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                 STATEMENT OF     EQUITY
                                   OPERATIONS  CONTRACTS
                                     LOCATION       RISK    TOTAL
                                Net realized
                      gain (loss) on futures
Futures Contracts                transactions   $318,084  $318,084
                                               -------------------
Total Realized Gain
  (Loss)                                        $318,084  $318,084
                                               ===================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                      STATEMENT OF     EQUITY
                                        OPERATIONS  CONTRACTS
                                          LOCATION       RISK   TOTAL
                         Net change in unrealized
                   appreciation (depreciation) on
Futures Contracts                futures contracts    $55,439  $55,439
                                                    ------------------
Total Change in Unrealized
  Appreciation (Depreciation)                         $55,439  $55,439
                                                    ==================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                      EQUITY
                                   CONTRACTS
                                        RISK  TOTAL
Futures Contracts Long (2)                64      64
                                   =================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.


                                                mainstayinvestments.com    M-331

HIGH YIELD CORPORATE BOND PORTFOLIO

Fair value of derivatives instruments as of December 31, 2010:

ASSET DERIVATIVES

                                   STATEMENT OF
                                     ASSETS AND     EQUITY
                                    LIABILITIES  CONTRACTS
                                       LOCATION       RISK    TOTAL
                     Investment in securities,
Warrants                               at value   $421,257  $421,257
                                                 -------------------
Total Fair Value                                  $421,257  $421,257
                                                 ===================



The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                               STATEMENT OF       EQUITY
                                 OPERATIONS    CONTRACTS
                                   LOCATION         RISK       TOTAL
Warrants           Net realized gain (loss)
                               on security
                               transactions  $(1,170,745) $(1,170,745)
                                             ------------------------
Total Realized
  Gain (Loss)                                $(1,170,745) $(1,170,745)
                                             ========================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                 STATEMENT OF      EQUITY
                                   OPERATIONS   CONTRACTS
                                     LOCATION        RISK      TOTAL
Warrants            Net change in unrealized
                  appreciation (depreciation)
                               on investments  $1,437,508  $1,437,508
                                               ----------------------
Total Change in
  Unrealized
  Appreciation
  (Depreciation)                               $1,437,508  $1,437,508
                                               ======================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                       EQUITY
                               CONTRACTS RISK   TOTAL
Rights (2)                            654,844  654,844
Warrants (2)                          278,492  278,492
======================================================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

INCOME BUILDER PORTFOLIO

Fair value of derivatives instruments as of December 31, 2010:

ASSET DERIVATIVES

                                  STATEMENT OF       FOREIGN                   INTEREST
                                    ASSETS AND      EXCHANGE        EQUITY         RATE
                                   LIABILITIES     CONTRACTS     CONTRACTS    CONTRACTS
                                      LOCATION          RISK          RISK         RISK         TOTAL
Futures Contracts                  Net Assets-
                                   Unrealized
                               appreciation on
                              investments and
                             futures contracts
                                           (a)    $       --    $1,446,975          $--    $1,446,975
Forward Contracts                   Unrealized
                              appreciation on
                             foreign currency
                             forward contracts     1,692,989            --           --     1,692,989
Warrants                        Investments in
                          securities, at value            --            --(b)        --            --(b)
                                                  ---------------------------------------------------
Total Fair Value                                  $1,692,989    $1,446,975          $--    $3,139,964
                                                  ===================================================



(a) Includes cumulative unrealized appreciation of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

(b) Less than one dollar.


M-332    MainStay VP Series Fund, Inc.

LIABILITY DERIVATIVES

                                   STATEMENT OF       FOREIGN                  INTEREST
                                     ASSETS AND      EXCHANGE       EQUITY         RATE
                                    LIABILITIES     CONTRACTS    CONTRACTS    CONTRACTS
                                       LOCATION          RISK         RISK         RISK        TOTAL
Forward Contracts                    Unrealized
                               depreciation on
                              foreign currency
                              forward contracts    $1,477,730          $--          $--    $1,477,730
                                                   --------------------------------------------------
Total Fair Value                                   $1,477,730          $--          $--    $1,477,730
                                                   ==================================================



The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                                     FOREIGN                   INTEREST
                                   STATEMENT OF     EXCHANGE        EQUITY         RATE
                                     OPERATIONS    CONTRACTS     CONTRACTS    CONTRACTS
                                       LOCATION         RISK          RISK         RISK        TOTAL
Rights                        Net realized gain
                             (loss) on security
                                   transactions    $      --    $       69     $     --    $       69
Warrants                      Net realized gain
                             (loss) on security
                                   transactions           --        33,573           --        33,573
Futures Contracts           Net realized (loss)
                                     on futures
                                   transactions           --     5,934,023      (43,737)    5,890,286
Forward Contracts          Net realized gain on
                               foreign currency
                                   transactions     (763,567)           --           --      (763,567)
                                                   --------------------------------------------------
Total Realized Gain
  (Loss)                                           $(763,567)   $5,967,665     $(43,737)   $5,160,361
                                                   ==================================================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                     FOREIGN                   INTEREST
                                   STATEMENT OF     EXCHANGE        EQUITY         RATE
                                     OPERATIONS    CONTRACTS     CONTRACTS    CONTRACTS
                                       LOCATION         RISK          RISK         RISK        TOTAL
Warrants                          Net change in
                                     unrealized
                                   appreciation
                              (depreciation) on
                                       security
                                   transactions      $    --    $   22,822     $     --    $   22,822
Futures Contracts                 Net change in
                                     unrealized
                                   appreciation
                              (depreciation) on
                              futures contracts           --     1,153,225      250,582     1,403,807
Forward Contracts                 Net change in
                                     unrealized
                                   appreciation
                              (depreciation) on
                           translation of other
                                     assets and
                                 liabilities in
                             foreign currencies
                           and foreign currency
                              forward contracts       43,103            --           --        43,103
                                                   --------------------------------------------------
Total Change in
  Unrealized Appreciation
  (Depreciation)                                     $43,103    $1,176,047     $250,582    $1,469,732
                                                   ==================================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                                                               INTEREST
                                                     FOREIGN        EQUITY         RATE
                                                     EXCHANGE    CONTRACTS    CONTRACTS
                                               CONTRACTS RISK         RISK         RISK          TOTAL
Rights (2)                                                 --       61,900           --         61,900
Warrants (2)                                               --        8,850           --          8,850
Futures Contracts (2)                                      --          851           90            941
Forward Contracts Short (3)                       $63,537,602           --           --    $63,537,602
Forward Contracts Long (3)                        $45,964,014                              $45,964,014
                                               =======================================================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.


                                                mainstayinvestments.com    M-333

INTERNATIONAL EQUITY PORTFOLIO

Fair value of derivatives instruments as of December 31, 2010:

ASSET DERIVATIVES

                                          STATEMENT OF      FOREIGN
                                            ASSETS AND     EXCHANGE         EQUITY
                                           LIABILITIES    CONTRACTS      CONTRACTS
                                              LOCATION         RISK           RISK         TOTAL
Warrants                                 Investment in
                                  securities, at value      $    --    $19,372,140    $19,372,140
Forward Contracts                           Unrealized
                                       appreciation on
                                      foreign currency
                                     forward contracts       60,608             --         60,608
Futures Contracts                                  Net
                                    Assets--Unrealized
                                       depreciation on
                                       investments and
                                     futures contracts
                                                   (a)           --        352,154        352,154
                                                          ---------------------------------------
Total Fair Value                                            $60,608    $19,724,294    $19,784,902
                                                          =======================================



LIABILITY DERIVATIVES

                                          STATEMENT OF        FOREIGN
                                            ASSETS AND       EXCHANGE       EQUITY
                                           LIABILITIES      CONTRACTS    CONTRACTS
                                              LOCATION           RISK         RISK         TOTAL
Futures Contracts                                  Net
                                    Assets--Unrealized
                                       depreciation on
                                       investments and
                                     futures contracts
                                                   (a)    $        --    $(629,373)   $  (629,373)
Forward Contracts                           Unrealized
                                       depreciation on
                                      foreign currency
                                     forward contracts     (1,809,058)          --     (1,809,058)
                                                          ---------------------------------------
                                                          $(1,809,058)   $(629,373)   $(2,438,431)
                                                          =======================================



(a) Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                                             FOREIGN
                                          STATEMENT OF      EXCHANGE        EQUITY
                                            OPERATIONS     CONTRACTS     CONTRACTS
                                              LOCATION          RISK          RISK         TOTAL
Rights                            Net realized gain on
                                              security
                                          transactions    $       --    $  279,905    $  279,905
Futures Contracts                    Net realized gain
                                     (loss) on futures
                                          transactions            --     3,151,387     3,151,387
Forward Contracts                    Net realized gain
                                     (loss) on foreign
                                              currency
                                          transactions     1,001,332            --     1,001,332
Purchased Option                                                  --      (584,152)     (584,152)
                                                          --------------------------------------
Total Realized Gain (Loss)                                $1,001,332    $2,847,140    $3,848,472
                                                          ======================================





M-334    MainStay VP Series Fund, Inc.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                                             FOREIGN
                                         STATEMENT OF       EXCHANGE         EQUITY
                                           OPERATIONS      CONTRACTS      CONTRACTS
                                             LOCATION           RISK           RISK         TOTAL
Warrants                                Net change in
                                           unrealized
                                         appreciation
                                    (depreciation) on
                                             security
                                         transactions    $        --    $   921,789    $   921,789
Futures Contracts                       Net change in
                                           unrealized
                                         appreciation
                                    (depreciation) on
                                    futures contracts             --     (1,864,585)    (1,864,585)
Forward Contracts                       Net change in
                                           unrealized
                                         appreciation
                                    (depreciation) on
                                 translation of other
                                           assets and
                                       liabilities in
                                   foreign currencies
                                 and foreign currency
                                    forward contracts     (1,517,082)            --     (1,517,082)
                                                         -----------------------------------------
Total Change in Unrealized
  Appreciation (Depreciation)                            $(1,517,082)   $  (942,796)   $(2,459,878)
                                                         =========================================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                           FOREIGN
                          EXCHANGE     EQUITY
                         CONTRACTS  CONTRACTS
                              RISK       RISK        TOTAL
Rights (2)                      --    335,900       335,900
Purchased Options
  (2)                           --        765           765
Warrants (2)                    --  3,671,876     3,671,876
Futures Contracts
  (2)                           --        916           916
Forward Contracts
  Long (3)            $ 39,084,738         --  $ 39,084,738
Forward Contracts
  Short (3)           $(39,084,738)        --  $(39,084,738)
                      =====================================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

(3) Amount(s) represent(s) notional amount.

S&P 500 INDEX PORTFOLIO

Fair value of derivatives instruments as of December 31, 2010:

ASSET DERIVATIVES

                               STATEMENT OF
                                 ASSETS AND     EQUITY
                                LIABILITIES  CONTRACTS
                                   LOCATION       RISK    TOTAL
                               Net Assets--
                                Unrealized
                           appreciation on
                           investments and
Futures Contracts     futures contracts (a)   $538,660  $538,660
                                             -------------------
Total Fair Value                              $538,660  $538,660
                                             ===================



(a) Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                             STATEMENT OF      EQUITY
                               OPERATIONS   CONTRACTS
                                 LOCATION        RISK      TOTAL
                             Net realized
                                  gain on
Futures Contracts    futures transactions  $5,066,622  $5,066,622
                                           ----------------------
Total Realized Gain                        $5,066,622  $5,066,622
                                           ======================



CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)

                                STATEMENT OF     EQUITY
                                  OPERATIONS  CONTRACTS
                                    LOCATION       RISK     TOTAL
                               Net change in
                     unrealized appreciation
                              (depreciation)
Futures Contracts       on futures contracts  $(406,515) $(406,515)
                                              --------------------
Total Change in Unrealized
  Appreciation (Depreciation)                 $(406,515) $(406,515)
                                              ====================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                        EQUITY
                                CONTRACTS RISK  TOTAL
Futures Contracts (2)                      540     540
                                ======================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.


                                                mainstayinvestments.com    M-335

U.S. SMALL CAP PORTFOLIO

Fair value of derivatives instruments as of December 31, 2010:

ASSET DERIVATIVES

                                         STATEMENT OF
                                           ASSETS AND     EQUITY
                                          LIABILITIES  CONTRACTS
                                             LOCATION       RISK  TOTAL
Warrants           Investment in securities, at value         $1      $1
                                                       -----------------
Total Fair Value                                              $1      $1
                                                       =================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                        EQUITY
                                CONTRACTS RISK  TOTAL
Warrants (2)                               120     120
                                ======================



(1) Amount disclosed represents the weighted average held during the year ended December 31, 2010.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios' investment manager pursuant an Amended and Restated Management Agreement ("Management Agreement"). New York Life Investments manages the Bond, Cash Management, Conservative Allocation, Floating Rate, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios and the fixed-income portion of the Balanced Portfolio directly without the use of a subadvisor.

Madison Square Investors LLC ("Madison Square Investors"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock, Growth Equity, Mid Cap Core, S&P 500 Index, and the equity portion of Balanced, under the terms of a Subadvisory Agreement with New York Life Investments.

Prior to January 1, 2011, Madison Square Investors served as the Subadvisor to the Asset Allocation Portfolios. On December 2, 2010, the Board approved the termination of the Subadvisory Agreement with Madison Square Investors, effective January 1, 2011, after which New York Life Investments assumed the day-to-day portfolio management of the Asset Allocation Portfolios.

Epoch Investment Partners, Inc. ("Epoch"), a registered investment adviser, serves as the Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Government, High Yield Corporate Bond, International Equity and the overall asset allocation and fixed-income portion of Income Builder, under the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") with New York Life Investments.

Institutional Capital LLC ("ICAP"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio under the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") with New York Life Investments.

Winslow Capital Management, Inc. ("Winslow"), a registered investment adviser, serves as the Subadvisor to the Large Cap Growth Portfolio under the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager also pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. These administrative services are provided pursuant to the Management Agreements referenced above.

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios' investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The voluntary waivers/reimbursements may be discontinued at any time. From time to time, the Manager may voluntarily limit the Cash Management Portfolio's expenses to the extent it deems appropriate to enhance the Portfolio's yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.



M-336    MainStay VP Series Fund, Inc.

                                    ANNUAL RATE ON
                                     AVERAGE DAILY
                                       NET ASSETS
Balanced Portfolio                            0.75%(a)
--------------------------------------------------
Bond Portfolio                                0.50%(b)
--------------------------------------------------
Cash Management Portfolio                     0.45%(c)
--------------------------------------------------
Common Stock Portfolio                        0.55%(d)
--------------------------------------------------
Conservative Allocation Portfolio             0.00%(e)
--------------------------------------------------
Convertible Portfolio                         0.60%(f)
--------------------------------------------------
Floating Rate Portfolio                       0.60%
--------------------------------------------------
Government Portfolio                          0.50%(b)
--------------------------------------------------
Growth Allocation Portfolio                   0.00%(e)
--------------------------------------------------
Growth Equity Portfolio                       0.61%(f)
--------------------------------------------------
High Yield Corporate Bond
  Portfolio                                   0.57%(g)
--------------------------------------------------
ICAP Select Equity Portfolio                  0.80%(h)
--------------------------------------------------
Income Builder Portfolio                      0.57%(i)
--------------------------------------------------
International Equity Portfolio                0.89%(j)
--------------------------------------------------
Large Cap Growth Portfolio                    0.75%(k)
--------------------------------------------------
Mid Cap Core Portfolio                        0.85%(l)
--------------------------------------------------
Moderate Allocation Portfolio                 0.00%(e)
--------------------------------------------------
Moderate Growth Allocation
  Portfolio                                   0.00%(e)
--------------------------------------------------
S&P 500 Index Portfolio                       0.30%(m)
--------------------------------------------------
U.S. Small Cap Portfolio                      0.80%(n)
--------------------------------------------------



(a) Up to $1 billion and 0.70% in excess of $1 billion. Effective August 1, 2010, New York Life Investments has voluntarily agreed to waive a portion of its management fee for the Balanced Portfolio so that the management fee on average daily net assets is 0.70% up to $1 billion and 0.65% over $1 billion. This waiver is voluntary and may be discontinued at any time. For the year ended December 31, 2010, the Manager waived its fees in the amount of $31,124.

(b) Up to $500 million, 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c) Up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. For the year ended December 31, 2010, New York Life Investments waived its fees in the amount of $1,757,271, which may not be recouped by New York Life Investments.

(d) Up to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e) Prior to August 1, 2010, New York Life Investments had contractually agreed to waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that net annual operating expenses for the Initial Class and Service Class shares (excluding underlying fund expenses) do not exceed 0.25% and 0.50%, respectively. These waivers expired on July 31, 2010.

(f) Up to $1 billion and 0.50% in excess of $1 billion.

(g) Up to $1 billion, 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(h) Up to $250 million, 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(i) Up to $1 billion and 0.55% in excess of $1 billion.

(j) Up to $500 million and 0.85% in excess of $500 million.

(k) Up to $500 million, 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion. The Subadvisory Agreement between New York Life Investments and Winslow on behalf of the Large Cap Growth Portfolio includes breakpoints based on the aggregation of assets of all New York Life Investments managed mutual funds subadvised by Winslow. Effective May 1, 2008, New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that results from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. Additionally, effective July 1, 2010 the Manager has voluntarily agreed to waive $12,500 annually of its management fee for the Portfolio. This fee waiver is in addition to the management fee waiver which became effective May 1, 2008, is voluntary and may be discontinued at any time. For the year ended December 31, 2010, New York Life Investments waived its fees in the amount of $31,315.

(l) Up to $1 billion and 0.80% in excess of $1 billion.

(m) Up to $1 billion, 0.275% from $1 billion to $2 billion, 0.265% from $2 billion to $3 billion and 0.25% in excess of $3 billion. Effective May 1, 2008, New York Life Investments voluntarily agreed to waive a portion of its management fee to 0.25% up to $1 billion, 0.225% from $1 billion to $2 billion, 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion. For the year ended December 31, 2010, the Manager waived its fees in the amount of $454,598.

(n) Up to $200 million, 0.75% from $200 million to $500 million, 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(B) DISTRIBUTION AND SERVICE FEES. NYLIFE Distributors LLC ("NYLIFE Distributors" or the "Distributor"), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(C) CAPITAL. At December 31, 2010, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

 CONSERVATIVE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         8.33%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       4.12
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                 5.18
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       3.50
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       3.95
----------------------------------------------
MainStay Global High Income Fund Class
  I                                       5.87
----------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                 5.94
----------------------------------------------
MainStay ICAP Equity Fund Class I         1.90
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       1.05
----------------------------------------------


                                                mainstayinvestments.com    M-337

 CONSERVATIVE ALLOCATION PORTFOLIO (CONTINUED)
MainStay Intermediate Term Bond Fund Class I
4.94%
----------------------------------------------
MainStay MAP Fund Class I                 2.23
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  24.21
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           1.85
----------------------------------------------
MainStay VP Convertible Portfolio
  Initial Class                           5.53
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          25.98
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.02
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 2.00
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 1.91
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 2.44
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                           6.71
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                           5.29
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                           4.50
----------------------------------------------




 GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I         7.59%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       7.03
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                12.36
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                       8.72
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       5.17
----------------------------------------------
MainStay ICAP Equity Fund Class I         2.25
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       2.60
----------------------------------------------
MainStay MAP Fund Class I                 3.24
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           2.74
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.05
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 2.27
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 6.03
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                           9.50
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          10.00
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                           8.09
----------------------------------------------




 MODERATE ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        15.94%
----------------------------------------------
MainStay 130/30 Growth Fund Class I       7.54
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                14.64
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                      10.06
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                       7.06
----------------------------------------------
MainStay Global High Income Fund Class
  I                                       5.78
----------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                 5.85
----------------------------------------------
MainStay ICAP Equity Fund Class I         4.14
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       3.06
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 4.73
----------------------------------------------
MainStay MAP Fund Class I                 4.39
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                  23.35%
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           3.95
----------------------------------------------
MainStay VP Convertible Portfolio
  Initial Class                           5.31
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          25.58
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.03
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 1.97
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 4.16
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                 7.09
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          14.60
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          10.63
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.01
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                           7.72
----------------------------------------------




 MODERATE GROWTH ALLOCATION PORTFOLIO
MainStay 130/30 Core Fund Class I        16.21%
----------------------------------------------
MainStay 130/30 Growth Fund Class I      11.97
----------------------------------------------
MainStay 130/30 International Fund
  Class I                                23.59
----------------------------------------------
MainStay Epoch Global Choice Fund Class
  I                                      16.58
----------------------------------------------
MainStay Epoch U.S. All Cap Fund Class
  I                                      11.27
----------------------------------------------
MainStay Global High Income Fund Class
  I                                       6.22
----------------------------------------------
MainStay High Yield Opportunities Fund
  Class I                                 6.29
----------------------------------------------
MainStay ICAP Equity Fund Class I         4.40
----------------------------------------------
MainStay ICAP International Fund Class
  I                                       4.97
----------------------------------------------
MainStay Intermediate Term Bond Fund
  Class I                                 1.10
----------------------------------------------
MainStay MAP Fund Class I                 7.32
----------------------------------------------
MainStay VP Bond Portfolio Initial
  Class                                   5.42
----------------------------------------------
MainStay VP Common Stock Portfolio
  Initial Class                           5.15
----------------------------------------------
MainStay VP Convertible Portfolio
  Initial Class                           5.72
----------------------------------------------
MainStay VP Floating Rate Portfolio
  Initial Class                          27.50
----------------------------------------------
MainStay VP Growth Equity Portfolio
  Initial Class                           0.13
----------------------------------------------
MainStay VP High Yield Corporate Bond
  Portfolio Initial Class                 2.12
----------------------------------------------
MainStay VP ICAP Select Equity
  Portfolio Initial Class                 4.45
----------------------------------------------
MainStay VP International Equity
  Portfolio Initial Class                11.49
----------------------------------------------
MainStay VP Large Cap Growth Portfolio
  Initial Class                          19.49
----------------------------------------------
MainStay VP Mid Cap Core Portfolio
  Initial Class                          20.46
----------------------------------------------
MainStay VP S&P 500 Index Portfolio
  Initial Class                           0.01
----------------------------------------------
MainStay VP U.S. Small Cap Portfolio
  Initial Class                          12.95
----------------------------------------------



(D) OTHER. Fees for a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the year ended December 31,

M-338    MainStay VP Series Fund, Inc.

2010, these fees, which are included in Professional Fees shown on a Portfolio's Statement of Operations, are as follows:

Balanced Portfolio                     $ 3,191
----------------------------------------------
Bond Portfolio                          18,022
----------------------------------------------
Cash Management Portfolio               16,235
----------------------------------------------
Common Stock Portfolio                  13,638
----------------------------------------------
Conservative Allocation Portfolio        7,595
----------------------------------------------
Convertible Portfolio                    9,894
----------------------------------------------
Floating Rate Portfolio                 10,353
----------------------------------------------
Government Portfolio                     8,316
----------------------------------------------
Growth Allocation Portfolio              4,990
----------------------------------------------
Growth Equity Portfolio                $ 9,919
----------------------------------------------
High Yield Corporate Bond Portfolio     37,226
----------------------------------------------
ICAP Select Equity Portfolio            24,873
----------------------------------------------
Income Builder Portfolio                 5,976
----------------------------------------------
International Equity Portfolio          11,614
----------------------------------------------
Large Cap Growth Portfolio               7,095
----------------------------------------------
Mid Cap Core Portfolio                  14,625
----------------------------------------------
Moderate Allocation Portfolio           10,775
----------------------------------------------
Moderate Growth Allocation Portfolio    10,917
----------------------------------------------
S&P 500 Index Portfolio                 20,445
----------------------------------------------
U.S. Small Cap Portfolio                 4,817
----------------------------------------------



NOTE 4-FEDERAL INCOME TAX

At December 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

                                                    ACCUMULATED           OTHER        UNREALIZED            TOTAL
                                      ORDINARY          CAPITAL       TEMPORARY     APPRECIATION/      ACCUMULATED
                                        INCOME      GAIN (LOSS)     DIFFERENCES    (DEPRECIATION)     GAIN (LOSS)
Balanced Portfolio                $  2,364,348    $ (23,284,556)   $         --      $ 17,559,733    $  (3,360,475)
------------------------------------------------------------------------------------------------------------------
Bond Portfolio                      36,809,013        2,844,795              --        20,775,122       60,428,930
------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                   --               --          (5,950)               --           (5,950)
------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio               8,271,279     (211,172,115)             --        60,759,730     (142,141,106)
------------------------------------------------------------------------------------------------------------------
Conservative Allocation
  Portfolio                         10,831,751        1,438,528     (24,783,492)       36,566,026       24,052,813
------------------------------------------------------------------------------------------------------------------
Convertible Portfolio               11,899,007      (12,790,390)       (428,003)       69,418,390       68,099,004
------------------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                106,719      (13,149,496)             --         4,586,866       (8,455,911)
------------------------------------------------------------------------------------------------------------------
Government Portfolio                14,154,214           35,317          (6,074)        8,548,918       22,732,375
------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio          1,802,535       (5,033,030)    (38,211,805)       29,025,317      (12,416,983)
------------------------------------------------------------------------------------------------------------------
Growth Equity Portfolio              1,894,147      (71,910,511)             --        72,760,880        2,744,516
------------------------------------------------------------------------------------------------------------------
High Yield Corporate Bond
  Portfolio                        117,667,726     (196,349,045)       (150,383)       84,745,358        5,913,656
------------------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio        15,244,920     (297,858,551)             --       163,045,838     (119,567,793)
------------------------------------------------------------------------------------------------------------------
Income Builder Portfolio            10,988,920      (32,122,560)        (10,104)       26,047,001        4,903,257
------------------------------------------------------------------------------------------------------------------
International Equity Portfolio      14,967,531      (86,464,182)     (3,128,931)       25,411,261      (49,214,321)
------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                  --      (49,784,067)             --        80,045,001       30,260,934
------------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio               4,755,440      (42,941,429)             --       122,347,793       84,161,804
------------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio       10,843,898        1,512,814     (46,275,753)       55,150,287       21,231,246
------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation
  Portfolio                          8,214,430       (6,192,696)    (60,766,776)       60,721,427        1,976,385
------------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio             14,942,427     (105,373,747)             --       320,277,747      229,846,427
------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Portfolio             2,013,346      (34,930,401)             --        30,545,889       (2,371,166)
------------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, passive foreign investment-company ("PFIC") inclusions, real estate investment trust ("REITs") basis adjustments, non-taxable dividends, partnership basis adjustments, debt modifications, straddle loss deferrals, Lehman adjustments and marking to market of foreign currency forward contracts and futures contracts.

The other temporary differences are primarily due to dividends payable, loss deferrals from related party transactions, post-October loss deferrals and interest income written-off on defaulted securities.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in-capital,

                                                mainstayinvestments.com    M-339
arising from permanent differences; net assets at December 31, 2010 are not affected.

                        UNDISTRIBUTED  UNDISTRIBUTED    ADDITIONAL
                           NET INCOME   NET REALIZED       PAID-IN
                               (LOSS)    GAIN (LOSS)      CAPITAL
Balanced Portfolio        $   (58,519)   $    58,519  $         --
------------------------------------------------------------------
Bond Portfolio              1,069,276     (1,069,276)           --
------------------------------------------------------------------
Cash Management
  Portfolio                    21,521        (21,521)           --
------------------------------------------------------------------
Common Stock Portfolio        (43,441)        43,441            --
------------------------------------------------------------------
Conservative
  Allocation Portfolio      1,612,573     (1,612,573)           --
------------------------------------------------------------------
Floating Rate
  Portfolio                    40,459        (40,459)           --
------------------------------------------------------------------
Government Portfolio        1,339,936     (1,339,936)           --
------------------------------------------------------------------
Growth Equity
  Portfolio                  (140,306)       140,306            --
------------------------------------------------------------------
High Yield Corporate
  Bond Portfolio           (2,800,906)    11,045,869    (8,244,963)
------------------------------------------------------------------
ICAP Select Equity
  Portfolio                     3,167        192,366      (195,533)
------------------------------------------------------------------
Income Builder
  Portfolio                (1,854,297)     1,854,297            --
------------------------------------------------------------------
International Equity
  Portfolio                 1,906,781     (1,906,781)           --
------------------------------------------------------------------
Large Cap Growth
  Portfolio                   819,696      9,038,106    (9,857,802)
------------------------------------------------------------------
Mid Cap Core Portfolio       (245,719)       246,379          (660)
------------------------------------------------------------------
Moderate Allocation
  Portfolio                 1,464,628     (1,464,628)           --
------------------------------------------------------------------
Moderate Growth
  Allocation Portfolio        501,260       (501,260)           --
------------------------------------------------------------------
S&P 500 Index
  Portfolio                  (176,614)    42,113,315   (41,936,701)
------------------------------------------------------------------
U.S. Small Cap
  Portfolio                    (5,001)         5,001            --
------------------------------------------------------------------



The reclassifications for the Portfolios are primarily due to capital gain and return of capital distributions from REITs and RICs, amendment fee income, reclassifications of mortgage dollar roll income, reclassifications of distributions, reclassifications of litigation settlements, foreign currency gain (loss), partnership basis adjustments, distributions from partnership, reclassification of consent fee income, interest income on defaulted securities, income distributions received from underlying investments, PFIC gain (loss), expiration of a portion of capital loss carryforward and net operating losses.

At December 31, 2010, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and currency losses that arose after October 31, 2010, as if they arose on January 1, 2011.

                         CAPITAL LOSS              CAPITAL LOSS
                            AVAILABLE    AMOUNTS       DEFERRED
                              THROUGH    (000'S)       (000'S)
Balanced Portfolio               2016   $  6,812
                                 2017     16,473
---------------------------------------------------------------
     Total                              $ 23,285        $    --
---------------------------------------------------------------
Common Stock Portfolio           2016   $101,126
                                 2017    110,046
---------------------------------------------------------------
     Total                              $211,172        $    --
---------------------------------------------------------------
Convertible Portfolio            2017   $ 12,790        $   422
---------------------------------------------------------------
Floating Rate Portfolio          2015   $    290
                                 2016     10,397
                                 2017      2,462
---------------------------------------------------------------
     Total                              $ 13,149        $    --
---------------------------------------------------------------
Government Portfolio                    $     --        $     6
---------------------------------------------------------------
Growth Allocation
  Portfolio                      2017   $  4,350
                                 2018        683
---------------------------------------------------------------
     Total                              $  5,033        $    --
---------------------------------------------------------------
Growth Equity Portfolio          2012   $ 12,450
                                 2016     32,599
                                 2017     26,862
---------------------------------------------------------------
     Total                              $ 71,911        $    --
---------------------------------------------------------------
High Yield Corporate
  Bond Portfolio                 2011     61,979
                                 2016     40,705
                                 2017     93,665
---------------------------------------------------------------
     Total                              $196,349        $    --
---------------------------------------------------------------
ICAP Select Equity
  Portfolio                      2016   $ 98,574
                                 2017    199,285
---------------------------------------------------------------
     Total                              $297,859        $    --
---------------------------------------------------------------
Income Builder
  Portfolio                      2016   $  1,168
                                 2017     30,955
---------------------------------------------------------------
     Total                              $ 32,123        $    --
---------------------------------------------------------------
International Equity
  Portfolio                      2016   $ 47,174
                                 2017     39,290
---------------------------------------------------------------
     Total                              $ 86,464        $3,129*
---------------------------------------------------------------
Large Cap Growth
  Portfolio                      2012   $    294
                                 2014        941
                                 2016     17,703
                                 2017     30,846
---------------------------------------------------------------
     Total                              $ 49,784        $    --
---------------------------------------------------------------
Mid Cap Core Portfolio           2017   $ 42,941        $    --
---------------------------------------------------------------
Moderate Growth
  Allocation Portfolio           2017   $  6,193
---------------------------------------------------------------
     Total                              $  6,193        $    --
---------------------------------------------------------------


M-340    MainStay VP Series Fund, Inc.

                         CAPITAL LOSS              CAPITAL LOSS
                            AVAILABLE    AMOUNTS       DEFERRED
                              THROUGH    (000'S)        (000'S)
S&P 500 Index Portfolio          2011   $ 14,323
                                 2012      1,932
                                 2013     17,352
                                 2014     29,971
                                 2016     18,017
                                 2017     23,779
---------------------------------------------------------------
     Total                              $105,374        $    --
---------------------------------------------------------------
U.S. Small Cap
  Portfolio                      2015   $  4,051
                                 2016     28,045
                                 2017      2,834
---------------------------------------------------------------
     Total                              $ 34,930        $    --
---------------------------------------------------------------



* Currency Loss Deferred (000's)

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2010:

                                     CAPITAL LOSS
                                     CARRYFORWARD
                                        UTILIZED
Balanced Portfolio                    $ 7,315,106
-------------------------------------------------
Common Stock Portfolio                 27,921,584
-------------------------------------------------
Conservative Allocation Portfolio       2,218,224
-------------------------------------------------
Convertible Portfolio                  18,571,962
-------------------------------------------------
Floating Rate Portfolio                   745,339
-------------------------------------------------
Growth Equity Portfolio               $26,568,591
-------------------------------------------------
High Yield Corporate Bond Portfolio     3,412,015
-------------------------------------------------
ICAP Select Equity Portfolio           78,154,260
-------------------------------------------------
Income Builder Portfolio               15,886,853
-------------------------------------------------
International Equity Portfolio          5,927,600
-------------------------------------------------
Large Cap Growth Portfolio             28,047,820
-------------------------------------------------
Mid Cap Core Portfolio                 72,235,466
-------------------------------------------------
Moderate Allocation Portfolio           6,242,916
-------------------------------------------------
Moderate Growth Allocation
  Portfolio                             1,996,740
-------------------------------------------------
S&P 500 Index Portfolio                 8,971,730
-------------------------------------------------
U.S. Small Cap Portfolio               23,582,773
-------------------------------------------------



The following Portfolios had capital loss carryforwards expire during the year ended December 31, 2010:

                                     CAPITAL LOSS
                                     CARRYFORWARD
                                         EXPIRED
High Yield Corporate Bond Portfolio   $ 8,011,025
-------------------------------------------------
Large Cap Growth Portfolio              9,038,106
-------------------------------------------------
S&P 500 Index Portfolio                41,936,701
-------------------------------------------------



The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                                           2010                                          2009
                                        -----------------------------------------     -----------------------------------------
                                                 TAX-BASED              TAX-BASED              TAX-BASED              TAX-BASED
                                        DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM
                                           ORDINARY INCOME        LONG-TERM GAINS        ORDINARY INCOME       LONG-TERM GAINS
Balanced Portfolio                            $  1,814,849             $       --           $  3,719,123             $       --
-------------------------------------------------------------------------------------------------------------------------------
Bond Portfolio                                  35,615,637              1,240,086             33,414,806                     --
-------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                          131,787                     --                470,251                     --
-------------------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                           9,847,744                     --             11,987,895                     --
-------------------------------------------------------------------------------------------------------------------------------
Conservative Allocation Portfolio                8,805,488                     --              7,683,585              4,631,648
-------------------------------------------------------------------------------------------------------------------------------
Convertible Portfolio                           12,947,315                     --              7,026,683                     --
-------------------------------------------------------------------------------------------------------------------------------
Floating Rate Portfolio                         18,034,832                     --             10,755,199                     --
-------------------------------------------------------------------------------------------------------------------------------
Government Portfolio                            17,508,838                     --             12,862,318                352,389
-------------------------------------------------------------------------------------------------------------------------------
Growth Allocation Portfolio                      2,294,344                     --              3,831,021              3,475,868
-------------------------------------------------------------------------------------------------------------------------------
Growth Equity Portfolio                          2,181,373                     --              2,312,040                     --
-------------------------------------------------------------------------------------------------------------------------------
High Yield Corporate Bond Portfolio            101,144,317                     --            101,854,351                     --
-------------------------------------------------------------------------------------------------------------------------------
ICAP Select Equity Portfolio                     8,862,336                     --             12,710,945                     --
-------------------------------------------------------------------------------------------------------------------------------
Income Builder Portfolio                         8,201,070                     --              8,870,584                     --
-------------------------------------------------------------------------------------------------------------------------------


                                                mainstayinvestments.com    M-341

                                                           2010                                          2009
                                        -----------------------------------------     -----------------------------------------
                                                 TAX-BASED              TAX-BASED              TAX-BASED              TAX-BASED
                                        DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM
                                           ORDINARY INCOME        LONG-TERM GAINS        ORDINARY INCOME        LONG-TERM GAINS
International Equity Portfolio                $ 16,756,055             $       --           $ 32,405,814             $       --
-------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth Portfolio                              --                     --                     --                     --
-------------------------------------------------------------------------------------------------------------------------------
Mid Cap Core Portfolio                           2,026,680                     --              1,205,626                     --
-------------------------------------------------------------------------------------------------------------------------------
Moderate Allocation Portfolio                   10,264,871                     --              9,818,148              7,978,020
-------------------------------------------------------------------------------------------------------------------------------
Moderate Growth Allocation Portfolio             7,632,645                     --              9,750,883              7,943,655
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio                         15,731,911                     --             22,492,342                     --
-------------------------------------------------------------------------------------------------------------------------------
U.S. Small Cap Portfolio                            62,966                     --                     --                     --
-------------------------------------------------------------------------------------------------------------------------------



NOTE 5-COMMITMENTS AND CONTINGENCIES

As of December 31, 2010, the following Portfolio had unfunded loan commitments pursuant to the following loan agreement:

HIGH YIELD CORPORATE BOND PORTFOLIO

                               UNFUNDED     UNREALIZED
BORROWER                     COMMITMENT  DEPRECIATION
Lender Processing Services,
  Inc. Revolver due 7/2/13   $1,500,000       $(60,000)
------------------------------------------------------
Total                                         $(60,000)
------------------------------------------------------



NOTE 6-FOREIGN CURRENCY TRANSACTIONS AND FOREIGN CURRENCY FORWARD CONTRACTS

FLOATING RATE PORTFOLIO

As of December 31, 2010, the Portfolio held the following foreign currency:

                     CURRENCY           COST        VALUE
Canadian Dollar    CAD   78,612 USD   74,702 USD   79,062
---------------------------------------------------------



HIGH YIELD CORPORATE BOND PORTFOLIO

As of December 31, 2010, the Portfolio held the following foreign currency:

                       CURRENCY          COST         VALUE
Canadian Dollar   CAD   820,708 USD   751,709 USD   825,413
-----------------------------------------------------------





M-342    MainStay VP Series Fund, Inc.

INCOME BUILDER PORTFOLIO

As of December 31, 2010, the Portfolio held the following foreign currency forward contracts:

                                                                                                        UNREALIZED
                                                                  CONTRACT              CONTRACT     APPRECIATION/
                                                                    AMOUNT                AMOUNT    (DEPRECIATION)
                                        COUNTERPARTY                  SOLD             PURCHASED
Foreign Currency Buy Contracts:
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 1/6/11                JPMorgan Chase Bank      USD   24,238,700      EUR   18,500,000       USD 482,765
------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 1/6/11                JPMorgan Chase Bank            12,144,766    JPY  1,000,000,000           172,154
------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 1/6/11                JPMorgan Chase Bank            21,492,800      GBP   14,000,000           334,428
------------------------------------------------------------------------------------------------------------------
Foreign Currency Sale
  Contracts:
------------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. U.S.
  Dollar,
  expiring 1/6/11                JPMorgan Chase Bank      CAD      595,000      USD      583,854           (14,534)
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 1/6/11                JPMorgan Chase Bank      EUR   18,500,000            25,174,615           453,150
------------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 2/10/11               JPMorgan Chase Bank      EUR   22,000,000            28,820,880          (575,329)
------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 1/6/11                JPMorgan Chase Bank    JPY  1,000,000,000            12,005,379          (311,541)
------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 2/10/11               JPMorgan Chase Bank      JPY1,050,000,000            12,755,722          (181,865)
------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 1/6/11                JPMorgan Chase Bank      GBP   14,000,000            22,077,720           250,492
------------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 2/10/11               JPMorgan Chase Bank      GBP   16,500,000            25,323,788          (394,461)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on
  foreign currency forward
  contracts                                                                                          USD   215,259
------------------------------------------------------------------------------------------------------------------



As of December 31, 2010, the Portfolio held the following foreign currencies:

                                                              CURRENCY          COST        VALUE
Canadian Dollar                                           CAD    9,216  USD    9,099  USD    9,269
--------------------------------------------------------------------------------------------------
Euro                                                      EUR   23,285        31,697        31,115
--------------------------------------------------------------------------------------------------
New Taiwan Dollar                                         TWD       83             3             3
--------------------------------------------------------------------------------------------------
Pound Sterling                                            GBP  242,221       381,647       377,646
--------------------------------------------------------------------------------------------------
Total                                                                   USD  422,446  USD  418,033
--------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-343

INTERNATIONAL EQUITY PORTFOLIO

As of December 31, 2010, the Portfolio held the following foreign currency forward contracts:

                                                                  CONTRACT             CONTRACT         UNREALIZED
                                                                    AMOUNT               AMOUNT      APPRECIATION/
                                           COUNTERPARTY               SOLD            PURCHASED    (DEPRECIATION)
Foreign Currency Sale Contracts:
------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Australian
  Dollar,
  expiring 1/11/11                        HSBC Bank USA    JPY 111,102,700     AUD    1,390,000      USD    52,118
------------------------------------------------------------------------------------------------------------------
Japanese Yen vs. Norwegian Krone,
  expiring 3/14/11                        HSBC Bank USA     JPY169,201,800     NOK   12,261,000              8,490
------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Japanese Yen,
  expiring 2/10/11                        HSBC Bank USA     CHF 20,275,000    JPY 1,704,052,925           (697,880)
------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Pound Sterling,
  expiring 1/13/11                        HSBC Bank USA     CHF  6,735,000     GBP    4,427,076           (302,170)
------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Pound Sterling,
  expiring 2/24/11                 JP Morgan Chase Bank     CHF  6,510,000     GBP    4,111,975           (558,359)
------------------------------------------------------------------------------------------------------------------
Swiss Franc vs. Swedish Krona,
  expiring 3/2/11                         HSBC Bank USA     CHF 13,774,000     SEK   97,657,660           (250,649)
------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward
  contracts                                                                                         USD (1,748,450)
------------------------------------------------------------------------------------------------------------------



As of December 31, 2010, the Portfolio held the following foreign currencies:

                                                             CURRENCY             COST           VALUE
Australian Dollar                                    AUD    1,105,277  USD   1,010,298  USD   1,130,478
-------------------------------------------------------------------------------------------------------
Canadian Dollar                                      CAD      313,057          307,479          314,851
-------------------------------------------------------------------------------------------------------
Czech Koruna                                         CZK      187,019           10,582            9,979
-------------------------------------------------------------------------------------------------------
Danish Krone                                         DKK      550,413          102,790           98,675
-------------------------------------------------------------------------------------------------------
Euro                                                 EUR    3,570,056        4,714,114        4,770,665(a)
-------------------------------------------------------------------------------------------------------
Hong Kong Dollar                                     HKD      863,442          110,936          111,084
-------------------------------------------------------------------------------------------------------
Japanese Yen                                         JPY  304,438,911        3,640,213        3,749,709(a)
-------------------------------------------------------------------------------------------------------
Norwegian Krone                                      NOK      496,201           80,138           85,038
-------------------------------------------------------------------------------------------------------
Pound Sterling                                       GBP    2,890,622        4,557,368        4,506,766(a)
-------------------------------------------------------------------------------------------------------
Singapore Dollar                                     SGD    4,439,660        3,381,016        3,459,430
-------------------------------------------------------------------------------------------------------
Swedish Krona                                        SEK   16,873,715        2,513,754        2,508,860
-------------------------------------------------------------------------------------------------------
Swiss Franc                                          CHF    2,118,523        2,110,818        2,265,800
-------------------------------------------------------------------------------------------------------
Total                                                                  USD  22,539,506  USD  23,011,335
-------------------------------------------------------------------------------------------------------



(a) A portion of this amount is on deposit with broker as collateral for future contracts

NOTE 7-RESTRICTED SECURITIES

As of December 31, 2010, the following Portfolios held restricted securities:

CONVERTIBLE PORTFOLIO

                                                DATE OF     PRINCIPAL            12/31/10     PERCENT OF
                                            ACQUISITION        AMOUNT    COST       VALUE    NET ASSETS
At Home Corp.
  Convertible Bond 4.75%, due 12/31/49           5/4/01    $2,335,418     $--(a)     $234            0.0%++
--------------------------------------------------------------------------------------------------------



++   Less than one-tenth of a percent.

(a) Less than one dollar.


M-344    MainStay VP Series Fund, Inc.

HIGH YIELD CORPORATE BOND PORTFOLIO

                                              DATE OF     PRINCIPAL               12/31/10     PERCENT OF
                                          ACQUISITION        AMOUNT       COST       VALUE    NET ASSETS
At Home Corp.
  Convertible Bond 0.525%, due 12/28/18       8/31/01    $1,869,975    $    --      $  187            0.0%++
  Convertible Bond 4.75%, due 12/31/49        8/27/01     9,032,054     58,488         903            0.0++
---------------------------------------------------------------------------------------------------------
Total                                                                  $58,488      $1,090            0.0%++
---------------------------------------------------------------------------------------------------------



++ Less than one-tenth of a percent.

NOTE 8-CUSTODIAN

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

NOTE 9-LINE OF CREDIT

The Portfolios, except for the Cash Management Portfolio, and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or outstanding with respect to the Portfolios on the Credit Agreement during the year ended December 31, 2010.

NOTE 10-PURCHASES AND SALES OF SECURITIES (IN 000S)

During the year ended December 31, 2010, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                                                                                                 CONSERVATIVE
                                                                                COMMON            ALLOCATION
                             BALANCED PORTFOLIO      BOND PORTFOLIO        STOCK PORTFOLIO         PORTFOLIO
                            -------------------  ----------------------  -------------------  ------------------
                            PURCHASES     SALES   PURCHASES       SALES  PURCHASES     SALES  PURCHASES    SALES
U.S. Government Securities   $ 55,880  $ 53,680  $  992,823  $  840,665   $     --  $     --   $     --  $    --
---------------------------------------------------------------------------------------------------------------------
All Others                    116,120   114,122     217,281     173,110    643,637   703,683    180,397   92,226
---------------------------------------------------------------------------------------------------------------------
Total                        $172,000  $167,802  $1,210,104  $1,013,775   $643,637  $703,683   $180,397  $92,226
---------------------------------------------------------------------------------------------------------------------




                                  CONVERTIBLE         FLOATING RATE         GOVERNMENT       GROWTH ALLOCATION
                                   PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO
                              -------------------  ------------------  -------------------  -------------------
                              PURCHASES     SALES  PURCHASES    SALES  PURCHASES     SALES  PURCHASES     SALES
U.S. Government Securities     $     --  $     --   $     --  $    --   $458,935  $436,033   $     --  $     --
--------------------------------------------------------------------------------------------------------------------
All Others                      407,043   361,456    342,818   48,199     56,832    18,762    118,448   108,231
--------------------------------------------------------------------------------------------------------------------
Total                          $407,043  $361,456   $342,818  $48,199   $515,767  $454,795   $118,448  $108,231
--------------------------------------------------------------------------------------------------------------------




                                                        HIGH YIELD
                                 GROWTH EQUITY        CORPORATE BOND     ICAP SELECT EQUITY     INCOME BUILDER
                                   PORTFOLIO            PORTFOLIO            PORTFOLIO            PORTFOLIO
                              -------------------  -------------------  -------------------  -------------------
                              PURCHASES     SALES  PURCHASES     SALES  PURCHASES     SALES  PURCHASES     SALES
U.S. Government Securities     $     --  $     --   $     --  $     --   $     --  $     --   $ 10,934  $ 20,067
---------------------------------------------------------------------------------------------------------------------
All Others                      540,163   579,439    991,365   710,891    611,967   664,625    139,828   145,600
---------------------------------------------------------------------------------------------------------------------
Total                          $540,163  $579,439   $991,365  $710,891   $611,967  $664,625   $150,762  $165,667
---------------------------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-345

                               INTERNATIONAL
                                   EQUITY          LARGE CAP GROWTH                           MODERATE ALLOCATION
                                 PORTFOLIO            PORTFOLIO       MID CAP CORE PORTFOLIO       PORTFOLIO
                            -------------------  -------------------  ----------------------  -------------------
                            PURCHASES     SALES  PURCHASES     SALES   PURCHASES       SALES  PURCHASES     SALES
U.S. Government Securities   $     --  $     --   $     --  $     --  $       --  $       --   $     --  $     --
----------------------------------------------------------------------------------------------------------------------
All Others                    228,870   204,257    302,304   351,058   1,096,539   1,110,914    289,596   183,465
----------------------------------------------------------------------------------------------------------------------
Total                        $228,870  $204,257   $302,304  $351,058  $1,096,539  $1,110,914   $289,596  $183,465
----------------------------------------------------------------------------------------------------------------------




                                             MODERATE GROWTH
                                                ALLOCATION         S&P 500 INDEX       U.S. SMALL CAP
                                                PORTFOLIO            PORTFOLIO           PORTFOLIO
                                           -------------------  ------------------  -------------------
                                           PURCHASES     SALES  PURCHASES    SALES  PURCHASES     SALES
U.S. Government Securities                  $     --  $     --    $    --  $    --   $     --  $     --
------------------------------------------------------------------------------------------------------------
All Others                                   336,335   194,498     39,101   94,675    147,732   145,890
------------------------------------------------------------------------------------------------------------
Total                                       $336,335  $194,498    $39,101  $94,675   $147,732  $145,890
------------------------------------------------------------------------------------------------------------



NOTE 11-CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the year ended December 31, 2010, and the year ended December 31, 2009, were as follows:

BALANCED PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Year ended December 31, 2010:
Shares sold                        70,803  $    721,891
Shares issued to shareholders
  in
  reinvestment of dividends        12,536       129,995
Shares redeemed                   (82,108)     (835,975)
                               ------------------------
Net increase (decrease)             1,231  $     15,911
                               ========================
Year ended December 31, 2009:
Shares sold                       120,271  $  1,005,907
Shares issued to shareholders
  in
  reinvestment of dividends        26,133       250,434
Shares redeemed                  (154,843)   (1,325,004)
                               ------------------------
Net increase (decrease)            (8,439) $    (68,663)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Year ended December 31, 2010:

Shares sold                     2,212,825  $ 22,586,296

Shares issued to shareholders
  in
  reinvestment of dividends       163,168     1,684,854

Shares redeemed                (2,125,599)  (21,484,109)
                               ------------------------


Net increase (decrease)           250,394  $  2,787,041
                               ========================


Year ended December 31, 2009:

Shares sold                     1,025,223  $  8,894,265

Shares issued to shareholders
  in
  reinvestment of dividends       363,369     3,468,689

Shares redeemed                (2,683,660)  (22,557,810)
                               ------------------------


Net increase (decrease)        (1,295,068) $(10,194,856)
                               ========================




BOND PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2010:
Shares sold                    7,772,499  $ 115,047,996
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,582,441     23,479,900
Shares redeemed               (7,791,677)  (115,133,407)
                              -------------------------
Net increase (decrease)        1,563,263  $  23,394,489
                              =========================
Year ended December 31,
  2009:
Shares sold                    7,707,660  $ 109,185,957
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,672,245     23,707,301
Shares redeemed               (5,709,399)   (79,505,662)
                              -------------------------
Net increase (decrease)        3,670,506  $  53,387,596
                              =========================


 SERVICE CLASS                    SHARES         AMOUNT

Year ended December 31,
  2010:

Shares sold                    7,925,050  $ 116,799,325

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              907,532     13,375,823

Shares redeemed               (2,534,611)   (37,161,691)
                              -------------------------


Net increase (decrease)        6,297,971  $  93,013,457
                              =========================


Year ended December 31,
  2009:

Shares sold                    4,079,516  $  57,555,371

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              688,489      9,707,505

Shares redeemed               (2,202,533)   (30,751,586)
                              -------------------------


Net increase (decrease)        2,565,472  $  36,511,290
                              =========================






M-346    MainStay VP Series Fund, Inc.

CASH MANAGEMENT PORTFOLIO

 INITIAL CLASS (AT $1 PER SHARE)          SHARES
Year ended December 31, 2010:
Shares sold                          484,783,397
Shares issued to shareholders in
  reinvestment of dividends              131,787
Shares redeemed                     (578,755,595)
                                    ------------
Net increase (decrease)              (93,840,411)
                                    ============
Year ended December 31, 2009:
Shares sold                          495,013,225
Shares issued to shareholders in
  reinvestment of dividends              470,187
Shares redeemed                     (826,246,338)
                                    ------------
Net increase (decrease)             (330,762,926)
                                    ============



COMMON STOCK PORTFOLIO

 INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2010:
Shares sold                     3,716,827  $  52,840,329
Shares issued to
  shareholders in
  reinvestment of dividends       610,260      8,982,888
Shares redeemed                (8,101,873)  (119,715,160)
                              --------------------------
Net increase (decrease)        (3,774,786) $ (57,891,943)
                              ==========================
Year ended December 31,
  2009:
Shares sold                     2,475,234  $  28,065,456
Shares issued to
  shareholders in
  reinvestment of dividends       797,209     11,018,098
Shares redeemed               (12,204,498)  (153,415,868)
                              --------------------------
Net increase (decrease)        (8,932,055) $(114,332,314)
                              ==========================


 SERVICE CLASS                     SHARES         AMOUNT

Year ended December 31,
  2010:

Shares sold                       266,283  $   3,878,056

Shares issued to
  shareholders in
  reinvestment of dividends        59,022        864,856

Shares redeemed                  (531,355)    (7,764,282)
                              --------------------------


Net increase (decrease)          (206,050) $  (3,021,370)
                              ==========================


Year ended December 31,
  2009:

Shares sold                       487,862  $   5,911,824

Shares issued to
  shareholders in
  reinvestment of dividends        70,461        969,797

Shares redeemed                  (513,743)    (6,178,812)
                              --------------------------


Net increase (decrease)            44,580  $     702,809
                              ==========================




CONSERVATIVE ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31,
  2010:
Shares sold                      233,770  $  2,508,664
Shares issued to
  shareholders in
  reinvestment of dividends       17,415       190,594
Shares redeemed                 (192,796)   (2,083,174)
                              ------------------------
Net increase (decrease)           58,389  $    616,084
                              ========================
Year ended December 31,
  2009:
Shares sold                      298,517  $  2,868,578
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               25,541       259,195
Shares redeemed                 (114,171)   (1,118,443)
                              ------------------------
Net increase (decrease)          209,887  $  2,009,330
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Year ended December 31,
  2010:

Shares sold                   11,160,746  $119,882,170

Shares issued to
  shareholders in
  reinvestment of dividends      790,890     8,614,894

Shares redeemed               (3,954,218)  (42,277,953)
                              ------------------------


Net increase (decrease)        7,997,418  $ 86,219,111
                              ========================


Year ended December 31,
  2009:

Shares sold                    7,313,368  $ 70,435,790

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,192,424    12,056,038

Shares redeemed               (3,939,578)  (36,624,838)
                              ------------------------


Net increase (decrease)        4,566,214  $ 45,866,990
                              ========================




CONVERTIBLE PORTFOLIO

 INITIAL CLASS                     SHARES       AMOUNT
Year ended December 31, 2010:
Shares sold                     3,739,275  $ 40,948,445
Shares issued to shareholders
  in
  reinvestment of dividends       499,632     5,449,793
Shares redeemed                (2,903,739)  (31,383,744)
                               ------------------------
Net increase (decrease)         1,335,168  $ 15,014,494
                               ========================
Year ended December 31, 2009:
Shares sold                     1,278,605  $ 11,107,557
Shares issued to shareholders
  in
  reinvestment of dividends       345,996     3,413,090
Shares redeemed                (2,874,052)  (24,170,551)
                               ------------------------
Net increase (decrease)        (1,249,451) $ (9,649,904)
                               ========================



                                                mainstayinvestments.com    M-347

 SERVICE CLASS                     SHARES        AMOUNT

Year ended December 31, 2010:

Shares sold                     6,202,255  $ 67,226,569

Shares issued to shareholders
  in
  reinvestment of dividends       691,370     7,497,522

Shares redeemed                (2,486,873)  (26,563,577)
                               ------------------------


Net increase (decrease)         4,406,752  $ 48,160,514
                               ========================


Year ended December 31, 2009:

Shares sold                     6,438,013  $ 57,050,296

Shares issued to shareholders
  in
  reinvestment of dividends       368,031     3,613,593

Shares redeemed                (1,611,021)  (13,095,614)
                               ------------------------


Net increase (decrease)         5,195,023  $ 47,568,275
                               ========================




FLOATING RATE PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31,
  2010:
Shares sold                    4,062,853  $ 37,084,029
Shares issued to
  shareholders in
  reinvestment of dividends      538,330     4,902,500
Shares redeemed                 (808,897)   (7,319,118)
                              ------------------------
Net increase (decrease)        3,792,286  $ 34,667,411
                              ========================
Year ended December 31,
  2009:
Shares sold                    4,928,329  $ 41,070,636
Shares issued to
  shareholders in
  reinvestment of dividends      337,256     2,827,510
Shares redeemed                 (856,801)   (6,601,655)
                              ------------------------
Net increase (decrease)        4,408,784  $ 37,296,491
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Year ended December 31,
  2010:

Shares sold                   11,291,367  $102,601,965

Shares issued to
  shareholders in
  reinvestment of dividends    1,442,547    13,132,332

Shares redeemed               (5,958,097)  (54,215,831)
                              ------------------------


Net increase (decrease)        6,775,817  $ 61,518,466
                              ========================


Year ended December 31,
  2009:

Shares sold                   15,584,510  $129,833,558

Shares issued to
  shareholders in
  reinvestment of dividends      944,981     7,927,689

Shares redeemed               (3,569,118)  (29,451,664)
                              ------------------------


Net increase (decrease)       12,960,373  $108,309,583
                              ========================




GOVERNMENT PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Year ended December 31, 2010:
Shares sold                     1,900,332  $ 22,636,632
Shares issued to shareholders
  in
  reinvestment of dividends
  and distributions               636,046     7,463,687
Shares redeemed                (3,853,567)  (45,434,717)
                               ------------------------
Net increase (decrease)        (1,317,189) $(15,334,398)
                               ========================
Year ended December 31, 2009:
Shares sold                     1,680,434  $ 19,605,006
Shares issued to shareholders
  in
  reinvestment of dividends
  and distributions               563,196     6,508,936
Shares redeemed                (5,295,255)  (61,743,296)
                               ------------------------
Net increase (decrease)        (3,051,625) $(35,629,354)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Year ended December 31, 2010:

Shares sold                     7,124,650  $ 84,139,001

Shares issued to shareholders
  in
  reinvestment of dividends
  and distributions               861,759    10,045,151

Shares redeemed                (4,672,883)  (54,508,275)
                               ------------------------


Net increase (decrease)         3,313,526  $ 39,675,877
                               ========================


Year ended December 31, 2009:

Shares sold                     3,878,696  $ 44,967,872

Shares issued to shareholders
  in
  reinvestment of dividends
  and distributions               583,738     6,705,771

Shares redeemed                (7,032,556)  (81,535,052)
                               ------------------------


Net increase (decrease)        (2,570,122) $(29,861,409)
                               ========================




GROWTH ALLOCATION PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Year ended December 31, 2010:
Shares sold                       441,970  $  3,917,662
Shares issued to shareholders
  in
  reinvestment of dividends        34,620       313,787
Shares redeemed                  (251,745)   (2,234,770)
                               ------------------------
Net increase (decrease)           224,845  $  1,996,679
                               ========================
Year ended December 31, 2009:
Shares sold                       792,472  $  5,618,241
Shares issued to shareholders
  in
  reinvestment of dividends
  and distributions               107,908       899,341
Shares redeemed                  (271,372)   (2,079,389)
                               ------------------------
Net increase (decrease)           629,008  $  4,438,193
                               ========================



M-348    MainStay VP Series Fund, Inc.

 SERVICE CLASS                     SHARES        AMOUNT

Year ended December 31, 2010:

Shares sold                     3,641,746  $ 31,920,453

Shares issued to shareholders
  in reinvestment of
  dividends                       219,118     1,980,557

Shares redeemed                (2,833,911)  (25,040,601)
                               ------------------------


Net increase (decrease)         1,026,953  $  8,860,409
                               ========================


Year ended December 31, 2009:

Shares sold                     3,963,597  $ 29,344,522

Shares issued to shareholders
  in reinvestment of
  dividends and distributions     770,433     6,407,548

Shares redeemed                (2,340,183)  (17,374,029)
                               ------------------------


Net increase (decrease)         2,393,847  $ 18,378,041
                               ========================




GROWTH EQUITY PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Year ended December 31, 2010:
Shares sold                       365,591  $  8,026,392
Shares issued to shareholders
  in reinvestment of
  dividends                        91,409     2,041,096
Shares redeemed                (2,705,618)  (59,440,399)
                               ------------------------
Net increase (decrease)        (2,248,618) $(49,372,911)
                               ========================
Year ended December 31, 2009:
Shares sold                       578,773  $ 11,557,350
Shares issued to shareholders
  in reinvestment of
  dividends                       106,186     2,207,215
Shares redeemed                (2,704,197)  (48,831,277)
                               ------------------------
Net increase (decrease)        (2,019,238) $(35,066,712)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Year ended December 31, 2010:

Shares sold                       217,650  $  4,740,444

Shares issued to shareholders
  in reinvestment of
  dividends                         6,305       140,277

Shares redeemed                  (260,881)   (5,722,212)
                               ------------------------


Net increase (decrease)           (36,926) $   (841,491)
                               ========================


Year ended December 31, 2009:

Shares sold                       174,626  $  3,186,436

Shares issued to shareholders
  in reinvestment of
  dividends                         5,059       104,825

Shares redeemed                  (359,162)   (6,279,706)
                               ------------------------


Net increase (decrease)          (179,477) $ (2,988,445)
                               ========================




HIGH YIELD CORPORATE BOND PORTFOLIO

 INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2010:
Shares sold                     8,124,260  $  76,798,662
Shares issued to
  shareholders in
  reinvestment of dividends     4,431,997     41,531,735
Shares redeemed               (14,075,786)  (132,709,035)
                              --------------------------
Net increase (decrease)        (1,519,529) $ (14,378,638)
                              ==========================
Year ended December 31,
  2009:
Shares sold                     9,207,646  $  71,453,124
Shares issued to
  shareholders in
  reinvestment of dividends     5,548,202     47,978,241
Shares redeemed               (11,871,036)   (93,894,520)
                              --------------------------
Net increase (decrease)         2,884,812  $  25,536,845
                              ==========================


 SERVICE CLASS                     SHARES         AMOUNT

Year ended December 31,
  2010:

Shares sold                    26,255,707  $ 246,557,587

Shares issued to
  shareholders in
  reinvestment of dividends     6,401,715     59,612,582

Shares redeemed               (10,376,921)   (96,891,472)
                              --------------------------


Net increase (decrease)        22,280,501  $ 209,278,697
                              ==========================


Year ended December 31,
  2009:

Shares sold                    29,659,194  $ 240,958,150

Shares issued to
  shareholders in
  reinvestment of dividends     6,261,315     53,876,110

Shares redeemed                (3,918,386)   (31,333,717)
                              --------------------------


Net increase (decrease)        32,002,123  $ 263,500,543
                              ==========================




ICAP SELECT EQUITY PORTFOLIO

 INITIAL CLASS                     SHARES         AMOUNT
Year ended December 31,
  2010:
Shares sold                     4,078,684  $  45,622,682
Shares issued to
  shareholders in
  reinvestment of dividends       494,494      5,721,985
Shares redeemed               (10,427,175)  (117,028,044)
                              --------------------------
Net increase (decrease)        (5,853,997) $ (65,683,377)
                              ==========================
Year ended December 31,
  2009:
Shares sold                     2,922,969  $  27,167,247
Shares issued in connection
  with the acquisition of VP
  Mid Cap Value Portfolio
  (See Note 12)                14,393,443    152,721,845
Shares issued to
  shareholders in
  reinvestment of dividends       850,858      8,840,272
Shares redeemed                (8,241,391)   (71,653,407)
                              --------------------------
Net increase (decrease)         9,925,879  $ 117,075,957
                              ==========================



                                                mainstayinvestments.com    M-349

 SERVICE CLASS                     SHARES         AMOUNT

Year ended December 31,
  2010:

Shares sold                     4,455,529  $  49,782,481

Shares issued to
  shareholders in
  reinvestment of dividends       273,591      3,140,351

Shares redeemed                (3,722,488)   (41,220,672)
                              --------------------------


Net increase (decrease)         1,006,632  $  11,702,160
                              ==========================


Year ended December 31,
  2009:

Shares sold                     3,435,034  $  31,627,208

Shares issued in connection
  with the acquisition of VP
  Mid Cap Value Portfolio
  (See Note 12)                12,458,841    131,250,086

Shares issued to
  shareholders in
  reinvestment of dividends       375,115      3,870,673

Shares redeemed                (2,316,826)   (20,322,797)
                              --------------------------


Net increase (decrease)        13,952,164  $ 146,425,170
                              ==========================




INCOME BUILDER PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Year ended December 31, 2010:
Shares sold                       176,591  $  2,368,688
Shares issued to shareholders
  in
  reinvestment of dividends       495,917     6,662,864
Shares redeemed                (2,567,945)  (33,951,739)
                               ------------------------
Net increase (decrease)        (1,895,437) $(24,920,187)
                               ========================
Year ended December 31, 2009:
Shares sold                       265,008  $  2,921,976
Shares issued to shareholders
  in
  reinvestment of dividends       616,870     7,478,197
Shares redeemed                (3,609,490)  (40,556,894)
                               ------------------------
Net increase (decrease)        (2,727,612) $(30,156,721)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Year ended December 31, 2010:

Shares sold                       752,169  $ 10,018,146

Shares issued to shareholders
  in
  reinvestment of dividends       114,873     1,538,206

Shares redeemed                  (397,535)   (5,237,512)
                               ------------------------


Net increase (decrease)           469,507  $  6,318,840
                               ========================


Year ended December 31, 2009:

Shares sold                       393,411  $  4,543,770

Shares issued to shareholders
  in
  reinvestment of dividends       115,165     1,392,387

Shares redeemed                  (493,112)   (5,457,444)
                               ------------------------


Net increase (decrease)            15,464  $    478,713
                               ========================




INTERNATIONAL EQUITY PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Year ended December 31, 2010:
Shares sold                     2,932,256  $ 35,803,378
Shares issued to shareholders
  in
  reinvestment of dividends       662,047     8,129,092
Shares redeemed                (3,212,460)  (39,595,257)
                               ------------------------
Net increase (decrease)           381,843  $  4,337,213
                               ========================
Year ended December 31, 2009:
Shares sold                     1,631,983  $ 18,436,368
Shares issued to shareholders
  in
  reinvestment of dividends     1,313,622    16,571,711
Shares redeemed                (4,252,920)  (47,333,588)
                               ------------------------
Net increase (decrease)        (1,307,315) $(12,325,509)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Year ended December 31, 2010:

Shares sold                     3,786,501  $ 46,118,699

Shares issued to shareholders
  in
  reinvestment of dividends       707,789     8,626,963

Shares redeemed                (1,982,005)  (23,991,018)
                               ------------------------


Net increase (decrease)         2,512,285  $ 30,754,644
                               ========================


Year ended December 31, 2009:

Shares sold                     1,957,868  $ 23,111,326

Shares issued to shareholders
  in
  reinvestment of dividends     1,263,497    15,834,103

Shares redeemed                (2,098,635)  (22,903,980)
                               ------------------------


Net increase (decrease)         1,122,730  $ 16,041,449
                               ========================




LARGE CAP GROWTH PORTFOLIO

 INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31,
  2010:
Shares sold                    3,477,863  $  46,417,544
Shares redeemed               (9,077,080)  (116,385,227)
                              -------------------------
Net increase (decrease)       (5,599,217) $ (69,967,683)
                              =========================
Year ended December 31,
  2009:
Shares sold                    2,278,082  $  24,344,939
Shares redeemed               (4,466,773)   (49,178,748)
                              -------------------------
Net increase (decrease)       (2,188,691) $ (24,833,809)
                              =========================


 SERVICE CLASS                    SHARES         AMOUNT

Year ended December 31,
  2010:

Shares sold                    3,071,566  $  39,627,742

Shares redeemed               (1,212,722)   (15,597,657)
                              -------------------------


Net increase (decrease)        1,858,844  $  24,030,085
                              =========================


Year ended December 31,
  2009:

Shares sold                    2,679,486  $  28,760,301

Shares redeemed                 (960,329)    (9,521,005)
                              -------------------------


Net increase (decrease)        1,719,157  $  19,239,296
                              =========================






M-350    MainStay VP Series Fund, Inc.

MID CAP CORE PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31,
  2010:
Shares sold                    8,072,649  $ 82,609,717
Shares issued to
  shareholders in
  reinvestment of dividends      125,159     1,333,926
Shares redeemed               (9,172,695)  (93,004,943)
                              ------------------------
Net increase (decrease)         (974,887) $ (9,061,300)
                              ========================
Year ended December 31,
  2009:
Shares sold                   14,327,505  $122,174,244
Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Mid Cap Growth
  Portfolio (See Note 12)     10,462,490    96,324,910
Shares issued to
  shareholders in
  reinvestment of dividends      103,720       965,845
Shares redeemed               (4,104,829)  (29,612,158)
                              ------------------------
Net increase (decrease)       20,788,886  $189,852,841
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Year ended December 31,
  2010:

Shares sold                    2,215,872  $ 22,840,176

Shares issued to
  shareholders in
  reinvestment of dividends       65,462       692,754

Shares redeemed               (3,638,925)  (37,100,362)
                              ------------------------


Net increase (decrease)       (1,357,591) $(13,567,432)
                              ========================


Year ended December 31,
  2009:

Shares sold                    1,175,441  $  9,229,927

Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Mid Cap Growth
  Portfolio (See Note 12)     14,294,324   130,824,907

Shares issued to
  shareholders in
  reinvestment of dividends       25,895       239,781

Shares redeemed               (1,767,825)  (13,598,859)
                              ------------------------


Net increase (decrease)       13,727,835  $126,695,756
                              ========================




MODERATE ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31,
  2010:
Shares sold                      519,306  $  5,336,581
Shares issued to
  shareholders in
  reinvestment of dividends       44,156       457,663
Shares redeemed                 (301,069)   (3,008,518)
                              ------------------------
Net increase (decrease)          262,393  $  2,785,726
                              ========================
Year ended December 31,
  2009:
Shares sold                      541,309  $  4,780,564
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               83,941       804,876
Shares redeemed                 (201,270)   (1,730,306)
                              ------------------------
Net increase (decrease)          423,980  $  3,855,134
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Year ended December 31,
  2010:

Shares sold                   15,843,158  $162,156,584

Shares issued to
  shareholders in
  reinvestment of dividends      948,977     9,807,208

Shares redeemed               (6,987,527)  (69,561,082)
                              ------------------------


Net increase (decrease)        9,804,608  $102,402,710
                              ========================


Year ended December 31,
  2009:

Shares sold                   10,566,980  $ 95,102,751

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,775,727    16,991,292

Shares redeemed               (4,188,335)  (36,114,355)
                              ------------------------


Net increase (decrease)        8,154,372  $ 75,979,688
                              ========================




MODERATE GROWTH ALLOCATION PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31,
  2010:
Shares sold                      534,079  $  5,095,136
Shares issued to
  shareholders in
  reinvestment of dividends       54,214       527,275
Shares redeemed                 (265,665)   (2,510,058)
                              ------------------------
Net increase (decrease)          322,628  $  3,112,353
                              ========================
Year ended December 31,
  2009:
Shares sold                      685,166  $  5,505,028
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              147,589     1,320,514
Shares redeemed                 (351,240)   (2,848,596)
                              ------------------------
Net increase (decrease)          481,515  $  3,976,946
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Year ended December 31,
  2010:

Shares sold                   18,120,757  $173,061,511

Shares issued to
  shareholders in
  reinvestment of dividends      732,480     7,105,370

Shares redeemed               (4,326,419)  (41,003,004)
                              ------------------------


Net increase (decrease)       14,526,818  $139,163,877
                              ========================


Year ended December 31,
  2009:

Shares sold                    7,431,564  $ 61,866,200

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,833,137    16,374,024

Shares redeemed               (4,660,672)  (36,561,090)
                              ------------------------


Net increase (decrease)        4,604,029  $ 41,679,134
                              ========================






                                                mainstayinvestments.com    M-351

S&P 500 INDEX PORTFOLIO

 INITIAL CLASS                     SHARES        AMOUNT
Year ended December 31, 2010:
Shares sold                       442,105  $ 10,283,815
Shares issued to shareholders
  in
  reinvestment of dividends       519,742    12,153,990
Shares redeemed                (4,131,308)  (95,619,755)
                               ------------------------
Net increase (decrease)        (3,169,461) $(73,181,950)
                               ========================
Year ended December 31, 2009:
Shares sold                     1,001,800  $ 17,597,886
Shares issued to shareholders
  in
  reinvestment of dividends       822,449    17,673,412
Shares redeemed                (4,734,687)  (89,158,779)
                               ------------------------
Net increase (decrease)        (2,910,438) $(53,887,481)
                               ========================


 SERVICE CLASS                     SHARES        AMOUNT

Year ended December 31, 2010:

Shares sold                       774,267  $ 17,930,413

Shares issued to shareholders
  in
  reinvestment of dividends       153,408     3,577,921

Shares redeemed                (1,147,108)  (26,277,455)
                               ------------------------


Net increase (decrease)          (219,433) $ (4,769,121)
                               ========================


Year ended December 31, 2009:

Shares sold                       915,221  $ 17,059,076

Shares issued to shareholders
  in
  reinvestment of dividends       224,749     4,818,930

Shares redeemed                (1,158,370)  (21,392,843)
                               ------------------------


Net increase (decrease)           (18,400) $    485,163
                               ========================




U.S. SMALL CAP PORTFOLIO

 INITIAL CLASS                    SHARES        AMOUNT
Year ended December 31,
  2010:
Shares sold                   10,329,294  $ 83,044,687
Shares issued to
  shareholders in
  reinvestment of dividends        7,529        62,966
Shares redeemed               (8,996,728)  (72,512,122)
                              ------------------------
Net increase (decrease)        1,340,095  $ 10,595,531
                              ========================
Year ended December 31,
  2009:
Shares sold                    1,796,632  $ 11,520,187
Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Small Cap
  Growth Portfolio (See Note
  12)                          7,069,240    50,312,188
Shares redeemed               (1,478,518)   (9,896,864)
                              ------------------------
Net increase (decrease)        7,387,354  $ 51,935,511
                              ========================


 SERVICE CLASS                    SHARES        AMOUNT

Year ended December 31,
  2010:

Shares sold                    1,799,662  $ 14,183,296

Shares redeemed               (2,241,409)  (17,111,799)
                              ------------------------


Net increase (decrease)         (441,747) $ (2,928,503)
                              ========================


Year ended December 31,
  2009:

Shares sold                    1,441,030  $  9,127,619

Net asset value of shares
  issued in connection with
  the acquisition of
  MainStay VP Small Cap
  Growth Portfolio (See Note
  12)                          8,178,980    56,833,868

Shares redeemed                 (996,481)   (5,961,978)
                              ------------------------


Net increase (decrease)        8,623,529  $ 59,999,509
                              ========================




NOTE 12-FUND ACQUISITIONS

At a meeting held on June 23, 2009, the Board approved plans of reorganization whereby ICAP Select Equity Portfolio, Mid Cap Core Portfolio, and U.S. Small Cap Portfolio (formerly the Developing Growth Portfolio) would acquire the assets, including the investments, and assume the liabilities of Mid Cap Value Portfolio, Mid Cap Growth Portfolio, and Small Cap Growth Portfolio, respectively. Each of these reorganizations was conducted in connection with a larger initiative involving a number of funds in the MainStay Group of Funds, including these Portfolios, that was designed to reposition, rationalize, and streamline the MainStay Group of Funds to reduce duplication among funds and strengthen the fund lineup overall.

On November 20, 2009, ICAP Select Equity Portfolio acquired the assets, including the investments, and assumed the liabilities of Mid Cap Value Portfolio.

This transaction was completed after shareholders of Mid Cap Value Portfolio approved the plan of reorganization on October 16, 2009. The aggregate net assets of ICAP Select Equity Portfolio immediately before the acquisition were $793,903,292 and the combined net assets after the acquisition were $1,077,875,223.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
Mid Cap Value Portfolio
Initial Class                 19,779,053  $152,721,845
Service Class                 17,024,645   131,250,086
------------------------------------------------------



In exchange for the Mid Cap Value Portfolio shares and net assets, ICAP Select Equity Portfolio issued 14,393,443 Initial Class shares and 12,458,841 Service Class shares.

Mid Cap Value Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                                        UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                                     TOTAL NET ASSETS  CAPITAL STOCK  APPRECIATION    REALIZED LOSS   INVESTMENT LOSS
Mid Cap Value Portfolio                  $283,971,931   $376,073,252      $825,808     $(92,887,298)          $(39,831)
----------------------------------------------------------------------------------------------------------------------





M-352    MainStay VP Series Fund, Inc.

On November 20, 2009, Mid Cap Core Portfolio acquired the assets, including the investments, and assumed the liabilities of Mid Cap Growth Portfolio.

This transaction was completed after shareholders of Mid Cap Growth Portfolio approved the plan of reorganization on October 16, 2009. The aggregate net assets of Mid Cap Core Portfolio immediately before the acquisition were $341,696,417 and the combined net assets after the acquisition were $568,846,234.

The acquisition was accomplished by a tax-free exchange of the following:

                                  SHARES        VALUE
Mid Cap Growth Portfolio
Initial Class                 10,145,077  $ 96,324,910
Service Class                 14,054,465   130,824,907
------------------------------------------------------



In exchange for the Mid Cap Growth Portfolio shares and net assets, Mid Cap Core Portfolio issued 10,462,490 Initial Class shares and 14,294,324 Service Class shares.

Mid Cap Growth Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                                       UNREALIZED  ACCUMULATED NET   UNDISTRIBUTED NET
                                    TOTAL NET ASSETS  CAPITAL STOCK  APPRECIATION    REALIZED LOSS  INVESTMENT INCOME
Mid Cap Growth Portfolio                $227,149,817   $324,043,497   $13,585,265    $(111,234,966)           $756,021
----------------------------------------------------------------------------------------------------------------------



On November 20, 2009, U.S. Small Cap Portfolio acquired the assets, including the investments, and assumed the liabilities of Small Cap Growth Portfolio.

Shareholders of Small Cap Growth Portfolio were not asked to vote on the reorganization, in accordance with the Articles of Incorporation and By-Laws of the Fund, applicable state law, and the 1940 Act and Rule 17a-8 thereunder. The aggregate net assets of U.S. Small Cap Portfolio immediately before the acquisition were $70,834,200 and the combined net assets after the acquisition were $177,980,256.

The acquisition was accomplished by a tax-free exchange of the following:

                                   SHARES       VALUE
Small Cap Growth Portfolio
Initial Class                   9,032,192  $50,312,188
Service Class                  10,434,867   56,833,868
                               -----------------------



In exchange for the Small Cap Growth Portfolio shares and net assets, U.S. Small Cap Portfolio issued 7,069,240 Initial Class shares and 8,178,980 Service Class shares.

Small Cap Growth Portfolio's net assets after adjustments for any permanent book-to-tax differences at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation and accumulated net realized loss:

                                                                        UNREALIZED  ACCUMULATED NET  UNDISTRIBUTED NET
                                     TOTAL NET ASSETS  CAPITAL STOCK  APPRECIATION    REALIZED LOSS   INVESTMENT LOSS
Small Cap Growth Portfolio               $107,146,056   $147,902,456      $995,506     $(41,390,160)         $(361,746)
----------------------------------------------------------------------------------------------------------------------



NOTE 13-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Portfolios as of and for the fiscal year ended December 31, 2010, events and transactions subsequent to December 31, 2010 through the date the financial statements were issued have been evaluated by the Portfolios' management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified. The following disclosure change has occured subsequent to December 31, 2010: termination of the Subadvisory Agreement with Madison Square Investors with respect to the Asset Allocation Portfolios, effective January 1, 2011, as disclosed in Note 3(A) to the financial statements.


                                                mainstayinvestments.com    M-353

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Bond Portfolio, Cash Management Portfolio, Common Stock Portfolio, Conservative Allocation Portfolio, Convertible Portfolio, Floating Rate Portfolio, Government Portfolio, Growth Allocation Portfolio, Growth Equity Portfolio, High Yield Corporate Bond Portfolio, ICAP Select Equity Portfolio, Income Builder Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Core Portfolio, Moderate Allocation Portfolio, Moderate Growth Allocation Portfolio, S&P 500 Index Portfolio and U.S. Small Cap Portfolio (constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, agent banks, brokers and transfer agents of the underlying funds, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 16, 2011


M-354    MainStay VP Series Fund, Inc.

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), annually review and approve the fund's investment advisory agreements. At its December 14-15, 2010 meeting, the Board of Directors (the "Board") of MainStay VP Series Fund, Inc. (the "Fund") unanimously approved the Management Agreements between New York Life Investment Management LLC ("New York Life Investments") and the Fund, on behalf of each of the Fund's Portfolios, and the Subadvisory Agreements between New York Life Investments and each of Epoch Investment Partners, Inc. ("Epoch"), Institutional Capital LLC ("ICAP"), MacKay Shields LLC ("MacKay"), Madison Square Investors LLC ("MSI") and Winslow Capital Management, Inc. ("Winslow") (collectively, the "Subadvisors"), which serve as subadvisors to certain Portfolios (the "Subadvised Portfolios").

The Board considered and approved these agreements (the "Agreements") for each Portfolio at its June 2010 meeting. The Board's reconsideration and re-approval of the Agreements in December 2010 was designed to enable the Board to review certain contractual arrangements for the MainStay Group of Funds at its fourth quarter meetings going forward.

In reaching its decisions to approve the Agreements, the Board particularly considered information presented to the Board as part of its annual consideration and approval of the Agreements at the Board's June 2010 meeting. The Board also considered information prepared specifically in connection with a contract review process that took place at various meetings between October 2010 and December 2010, as well as other relevant information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on each Portfolio prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on each Portfolio's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also referenced information provided by New York Life Investments and the Subadvisors as part of the June 2010 annual contract review process on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisors, discussed in greater detail below, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and the Independent Directors. Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisors; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates and each Subadvisor from their relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements earlier in the year and in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND THE SUBADVISORS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments' experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments' reputation and financial condition. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and New York Life Investments' method for compensating

                                                mainstayinvestments.com    M-355

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)



portfolio managers. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Portfolios' legal and compliance environment, for overseeing the Subadvisors' compliance with the Portfolios' policies and investment objectives, and for implementing Board directives as they relate to the Portfolios. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Portfolios, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers.

The Board also examined the nature, extent and quality of the services that each Subadvisor provides to the Subadvised Portfolios. The Board evaluated each Subadvisor's experience in serving as subadvisor to the Subadvised Portfolios and managing other investment advisory clients. It examined each Subadvisor's track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at each Subadvisor, and each Subadvisor's overall legal and compliance environment. The Board also reviewed each Subadvisor's willingness to invest in personnel designed to benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and each Subadvisor's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of a Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Portfolios throughout the year. These reports include, among other things, information on each Portfolio's gross and net returns, each Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio's risk-adjusted investment performance, and each Portfolio's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

In considering a Portfolio's investment performance, the Board focused principally on the Portfolio's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. In evaluating the investment performance of each Portfolio, the Board also took into account whether a Portfolio had been in operation for a sufficient time period to establish a meaningful investment performance track record.

With respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, Main-Stay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the "Asset Allocation Portfolios"), which invest substantially all of their assets in other registered funds advised by New York Life Investments (including the Portfolios), the Board principally considered the rationale for selecting the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of those funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisors to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios' prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND EACH SUBADVISOR

The Board considered the costs of the services provided by New York Life Investments and the Subadvisors under the management and subadvisory agreements, as applicable, and the profits realized by New York Life Investments and its affiliates and the Subadvisors due to their relationships with the Portfolios over various time periods. Because MacKay Shields, MSI and ICAP are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered the cost and profitability information for New York Life Investments and these Subadvisors in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates and the Subadvisors due to their relationships with the Portfolios, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Portfolios. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, although the Board did not receive specific profitability information from Epoch (due to the fact that Epoch was appointed as Subadvisor only recently) and Winslow, the Board considered representations from Epoch, Winslow and New York Life Investments that the subadvisory fees paid by New York Life Investments to Epoch for services provided to the MainStay VP Income Builder Portfolio and

M-356    MainStay VP Series Fund, Inc.

MainStay VP U.S. Small Cap Portfolio and to Winslow for services provided to the MainStay VP Large Cap Growth Portfolio were the result of arm's-length negotiations. Because Epoch and Winslow are not affiliated with New York Life Investments, and Epoch and Winslow's fees are paid directly by New York Life Investments, the Board focused primarily on the profitability of the relationship between New York Life Investments and its affiliates and the Portfolios.

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments, its affiliates and the Subadvisors due to their relationships with the Portfolios. The Board recognized, for example, the benefits to New York Life Investments and the Subadvisors from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to New York Life Investments and the Subadvisors in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities. With respect to Epoch and Winslow, the Board requested and received information from these Subadvisors and New York Life Investments concerning other business relationships between Epoch or Winslow and their affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields, MSI and ICAP) and Epoch due to their relationships with the Portfolios supported the Board's determination to approve the Agreements. With respect to Epoch and Winslow, the Board concluded that any profits to be realized by Epoch and Winslow due to their relationships with the Portfolios are the result of arm's-length negotiations between New York Life Investments and Epoch or Winslow, and are based on subadvisory fees to be paid to Epoch and Winslow by New York Life Investments, not the Portfolios.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether each Portfolio's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how each Portfolio's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which each Portfolio benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio's expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the overall management fees paid by the Portfolios to New York Life Investments, since the fees to be paid to the Subadvisors under the Agreements are paid by New York Life Investments, not the Subadvised Portfolios.

In assessing the reasonableness of each Portfolio's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisors. In addition, the Board considered information provided by New York Life Investments and certain Subadvisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account explanations from New York Life Investments and the Subadvisors about the different scope of services provided to the Portfolios as compared with other investment advisory clients. The Board particularly considered New York Life Investments' rationale for differences in the management fees charged to certain Portfolios compared with their "retail" fund counterparts.

In assessing the reasonableness of each Portfolio's management and subadvisory fees and total ordinary operating expenses, the Board took

                                                mainstayinvestments.com    M-357

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)



note of any fee and expense arrangements that had been negotiated by the Board with New York Life Investments in recent years.

Based on these considerations, the Board concluded that each Portfolio's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


M-358    MainStay VP Series Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC's website at www.sec.gov.


SHAREHOLDER REPORTS AND QUARTERLY

PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and will also make available its complete schedule of portfolio holdings on its website at www.nylim.com, five days after month-end. The Portfolios' Form N-Q is available without charge on the SEC's website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Portfolios' website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                mainstayinvestments.com    M-359

DIRECTORS AND OFFICERS (UNAUDITED)

The Directors oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall tender his or her resignation upon reaching age 72. A Director reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Directors and is available without charge, upon request, by calling 800-598-2019.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          DIRECTOR        DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                                                  MacKay Shields LLC (since
                 Director since 2008 (20          2008); Chairman of the Board,
                 portfolios).                     Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Director is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


M-360    MainStay VP Series Fund, Inc.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          DIRECTOR        DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


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

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          DIRECTOR        DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


M-362    MainStay VP Series Fund, Inc.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          DIRECTOR        DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
                 ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
10/22/41         Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                mainstayinvestments.com    M-363

   The following individuals have been appointed by the Directors to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUND                    PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer since 2007               Holdings LLC (since 2008);
                                                  Managing Director, New York
                                                  Life Investment Management LLC
                                                  (since 2007); Treasurer and
                                                  Principal Financial and
                                                  Accounting Officer, Eclipse
                                                  Funds, Eclipse Funds, Inc. and
                                                  The MainStay Funds (since
                                                  2007), MainStay Funds Trust
                                                  (since 2009); Vice President,
                                                  Prudential Investments (2000
                                                  to 2007); Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer since 2009    (since 2009), Director and
9/28/67                                           Associate General Counsel, New
                                                  York Life Investment
                                                  Management LLC (2005 to 2008);
                                                  Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc., The MainStay Funds and
                                                  MainStay Funds Trust (since
                                                  2009); Assistant Secretary,
                                                  The MainStay Funds and ICAP
                                                  Funds, Inc. (2006 to 2008);
                                                  Assistant Secretary, Eclipse
                                                  Funds, Eclipse Funds, Inc. and
                                                  MainStay VP Series Fund, Inc.
                                                  (2005 to 2008); Director and
                                                  Senior Counsel, Deutsche Bank
                                                  Asset Management (1999 to
                                                  2005)
--------------------------------------------------------------------------------
STEPHEN P.       President since 2007             Manager, President and Chief
FISHER                                            Operating Officer, NYLIFE
2/22/59                                           Distributors LLC (since 2008);
                                                  Chairman of the Board, NYLIM
                                                  Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, Eclipse Funds,
                                                  Eclipse Funds, Inc. and The
                                                  MainStay Funds (since 2007),
                                                  MainStay Funds Trust (since
                                                  2009);
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer since 2010               Associate General Counsel, New
                                                  York Life Investment
                                                  Management LLC (since 2010);
                                                  Secretary and Chief Legal
                                                  Officer, Eclipse Funds,
                                                  Eclipse Funds, Inc., The
                                                  MainStay Funds and MainStay
                                                  Funds Trust (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration      Investment Management LLC
2/8/59           since 2005                       (including predecessor
                                                  advisory organizations) (since
                                                  2000); Executive Vice
                                                  President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and The MainStay Funds
                                                  (since 2005), MainStay Funds
                                                  Trust (since 2009);
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


M-364    MainStay VP Series Fund, Inc.

MAINSTAY VP PORTFOLIOS

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY PORTFOLIOS
MainStay VP Common Stock Portfolio
MainStay VP Growth Equity Portfolio
MainStay VP ICAP Select Equity Portfolio
MainStay VP International Equity Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP Mid Cap Core Portfolio
MainStay VP S&P 500 Index Portfolio
MainStay VP U.S. Small Cap Portfolio

BLENDED PORTFOLIOS
MainStay VP Balanced Portfolio
MainStay VP Convertible Portfolio
MainStay VP Income Builder Portfolio

INCOME PORTFOLIOS
MainStay VP Bond Portfolio
MainStay VP Cash Management Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Government Portfolio
MainStay VP High Yield Corporate Bond Portfolio

ASSET ALLOCATION PORTFOLIOS
MainStay VP Conservative Allocation Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
MACKAY SHIELDS LLC*
New York, New York

MADISON SQUARE INVESTORS LLC*
New York, New York

INSTITUTIONAL CAPITAL LLC*
Chicago, Illinois

EPOCH INVESTMENT PARTNERS, INC.
New York, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota



DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
Parsippany, New Jersey


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL
DECHERT LLP


Some Portfolios may not be available in all products.
* An affiliate of New York Life Investment Management LLC.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Series Fund, Inc.

mainstayinvestments.com

(C) 2011 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Annual Report




         (RECYCLE LOGO)                                             MSVP11-02/11

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2010 for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the Registrant's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $796,215.

The aggregate fees billed for the fiscal year ended December 31, 2009 for professional services rendered by PwC for the audit of the Registrant's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $776,895.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2010, and (ii) $0 for the fiscal year ended December 31, 2009. These audit-related services include review of financial highlights for Registrant's registration statements and issuance of consents to use the auditor's reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $103,800 during the fiscal year ended December 31, 2010, and (ii) $97,800 during the fiscal year ended December 31, 2009. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2010, and (ii) $0 during the fiscal year ended December 31, 2009.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC's engagement to audit the Registrant's financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC's full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2010 and December 31, 2009 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended December 31, 2010, and (ii) $0 for the fiscal year ended December 31, 2009.

(h) The Registrant's Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2010 to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By: /s/ Stephen P. Fisher
    -----------------------------------------
    Stephen P. Fisher
    President and Principal Executive Officer

Date: March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    -----------------------------------------
    Stephen P. Fisher
    President and Principal Executive Officer

Date: March 9, 2011


By: /s/ Jack R. Benintende
    -----------------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial and
    Accounting Officer

Date: March 9, 2011

                                  EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.